ANNUAL REPORT
DECEMBER 31, 1998
--------------------------------------------------------------------------------


OPPENHEIMER VARIABLE ACCOUNT FUNDS

DECEMBER 31, 1998




ANNUAL REPORT                      [LOGO] OPPENHEIMERFUNDS-Registered Trademark-
                                          THE RIGHT WAY TO INVEST

OPPENHEIMER VARIABLE ACCOUNT FUNDS - OPPENHEIMER MONEY FUND

OBJECTIVE

OPPENHEIMER MONEY FUND, a series of Oppenheimer Variable Account Funds, primarily seeks maximum current income in "money market" securities and other obligations that offer individual investors low capital risk and the maintenance of liquidity. These may include short-term U.S. government securities, certificates of deposit (CDs), bankers' acceptances and commercial paper.

NARRATIVE BY CAROL WOLF, CO-PORTFOLIO MANAGER

When international markets become unsteady, investors around the world often look to U.S. government securities for safety and security, bypassing high-quality money market instruments such as short-term borrowings issued by blue-chip corporations. That clearly took place in much of 1998, as Asia's financial crisis continued to form a backdrop to the global economy. At various times during the year, demand for Treasury bills surged, boosting prices and reducing yields, particularly in late summer as Russia's economy weakened.

After Russia defaulted on much of its debt and allowed its currency to fall sharply in value, emerging markets around the world were suddenly perceived as extremely risky. Even high-quality U.S. corporate debt suffered because of the slight credit risk involved. To attract new investors, corporations had to offer yields considerably higher than risk-free U.S. Treasury securities.

The result? High-quality money market instruments that carried only slightly higher credit risk offered very attractive yields compared to Treasury bills. That's one reason why Oppenheimer Money Fund, which invests in a mixture of certificates of deposit, letters of credit, commercial paper and other money market instruments, was able to offer healthy returns.(1)

For the fiscal year that ended December 31, 1998, Oppenheimer Money Fund produced a compounded annual yield of 5.26%. Without compounding, the corresponding yield was 5.13%. The seven-day annualized yields, with and without compounding, on December 31, 1998, were 4.92% and 4.81%, respectively.(2) It is important to remember that an investment in the Fund is neither insured nor guaranteed by the U.S. government, and there is no assurance that the Fund will be able to maintain a stable $1.00 share price in the future.

As money-market investors, we keenly follow the actions of the Federal Reserve Board, which determines short-term interest rates for member banks. In the fall, the Fed cut short-term interest rates three times in an effort to stimulate the economy, and dozens of central banks around the world followed suit. The result of this concerted action was a major rally in stock markets, as well as the continuation of moderate economic growth in the United States.

Although the Fed was able to stimulate economic growth here in America, much of Europe is sluggish while most of Asia remains in a recession. With inflation throughout the world extremely low by historical standards, interest rates are likely to decline further, and so, we have extended the maturity of the portfolio in order to earn today's rates for a longer period of time. As interest rates declined, a portfolio of longer-maturity securities yielding higher rates translated into higher yields for our investors.

Last but not least, we continue to be especially diligent in our analysis of credit quality. During the period, we discontinued our investment in securities issued by certain multinational banks with significant exposure to Asia. Although we will continue to search for yield, our objectives of safety and liquidity come first.

Thank you for your confidence in Oppenheimer Variable Account Funds - Oppenheimer Money Fund. We look forward to helping you reach your investment goals of safety, liquidity and attractive yield, our commitment to you as THE RIGHT WAY TO INVEST.

----------------------------
1. An investment in money market funds is neither insured nor guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although these funds may seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in these funds.

2. Compounded yields assume reinvestment of dividends, and do not include the charges associated with the separate account products which offer this fund. Past performance is not indicative of future results. Yields will fluctuate.

OPPENHEIMER VARIABLE ACCOUNT FUNDS - OPPENHEIMER HIGH INCOME FUND

OBJECTIVE

OPPENHEIMER HIGH INCOME FUND, a series of Oppenheimer Variable Account Funds, seeks a high level of current income from investing in high-yield, high-risk fixed-income securities, including unrated securities or securities in the lower rating categories. These securities may be considered to be speculative. Investing in foreign securities entails additional expenses and risks including foreign currency fluctuations while investing in junk bonds carries a greater risk of default.

NARRATIVE BY TOM REEDY, PORTFOLIO MANAGER

Oppenheimer High Income Fund provided generally positive returns during 1998, although most gains were achieved during the first half of the year when fixed-income investors appeared encouraged by strong economic growth and low inflation in the United States. While many analysts warned that the financial crisis in Southeast Asia and persistent recession in Japan were likely to adversely affect U.S. corporate earnings and economic growth, U.S. investors appeared unconcerned.

In contrast, the second half of the year was extremely volatile for the markets in which the Fund invests. Investor sentiment turned negative at mid-year when the Asian financial crisis spread to Russia, which effectively defaulted on its government bonds. The spread of the "Asian contagion" to other emerging markets renewed concerns that developed markets might suffer, and investors shifted their assets away from investments they perceived as risky. Emerging-market debt, preferred stocks and high-yield corporate bonds were particularly hard hit during this "flight to quality."

Despite our efforts to position the portfolio relatively defensively prior to the markets' decline, the Fund's performance was adversely affected during the third quarter of the year. In fact, in the latter part of the spring, we became concerned that prices on many high-yield securities had risen to the high end of their valuation ranges, making them more vulnerable to any future disappointments. At that time, we reduced our exposure to the high-yield corporate and emerging markets, and we increased our cash position to more than 10% of the Fund's total assets.

We also modified the portfolio's composition during the second half of the year, adding to those market sectors that we believed would maintain their values during a downturn, and shifting assets away from sectors that we regarded as most vulnerable. For example, we established a position in U.S. Treasury securities, which provided positive returns even as prices of other bonds declined. That's because U.S. Treasury securities were considered a safe haven by many investors, and demand for direct obligation of the federal government soared when perceptions of risk increased.

Within the high-yield corporate portion of the portfolio, we received relatively good results from our holdings of bonds issued by media companies, including broadcasters and cable television firms. Companies whose earnings are sensitive to fluctuations in economic conditions also performed relatively well in a low-inflation, moderate-growth environment. On the other hand, the portfolio's performance was hurt by our holdings in the energy and telecommunications industries, which were relatively hard-hit during last summer's sell-off.

When the fourth quarter of the year began, many of the markets' concerns about the global financial crisis began to abate. Investors appeared encouraged when the International Monetary Fund, the U.S. Federal Reserve Board and other nations' central banks announced measures designed to stimulate global economic growth. Perhaps most significant, the Japanese government announced plans to restructure its ailing banking system and boost its economy. With a possible end to the financial crisis in sight, financial markets worldwide rebounded strongly, retracing much - but not all - of their previous declines.

During the rebound, we took advantage of opportunities to redeploy some of our cash reserves and shift assets from U.S. Treasury securities to higher-yielding bonds. We emphasized quality for these new purchases, focusing on higher-rated corporate bonds and proceeding cautiously with regard to our investments in the emerging markets. We also continued to focus on industries where we identified good growth prospects, such as cable television and telecommunications companies.

Looking forward, we are cautiously optimistic. Although U.S. economic growth may continue to moderate in response to global financial problems, we believe that the domestic economy will continue to expand in an environment characterized by low inflation and a monetary policy biased toward lower interest rates. In our view, despite the likelihood of above-average volatility over the near term, these conditions should prove favorable for high-income securities. Furthermore, we believe that last summer's market declines created some areas of compelling value, and we are hopeful that the Fund will benefit as these securities' prices return to more normal levels. Through it all, Oppenheimer Variable Account Funds -Oppenheimer High Income Fund's disciplined investment approach will help make it an important part of THE RIGHT WAY TO INVEST.

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MANAGEMENT'S DISCUSSION OF PERFORMANCE. During High Income Fund's fiscal year that ended December 31, 1998, stock and bond markets worldwide experienced considerable instability, with particular tumult felt in Southeast Asia, Russia and Latin America. In the bond market, yields on U.S. Treasury securities declined to record lows before rising modestly late in the year. High-yield corporate bonds were particularly hard hit in 1998, as investors flocked to the relative security of U.S. government bonds. The Fund reduced its exposure to high-yield corporate bonds and emerging market bonds, while increasing its cash position in the late spring -- prior to the market's decline. In the third quarter, the Manager shifted assets toward market sectors believed to be able to maintain their value in a downturn, including U.S. government agencies and U.S. Treasury securities. These positions provided positive returns even as prices of other bonds declined over the period. In the fourth quarter, the Manager took advantage of market conditions and shifted assets away from U.S. Treasury securities to higher-yielding bonds. The Fund's portfolio holdings, allocations and management strategies are subject to change.
--------------------------------------------------------------------------------
COMPARING THE FUND'S PERFORMANCE TO THE MARKET. The graph that follows shows the performance of a hypothetical $10,000 investment in the Fund held until December 31, 1998. Performance information does not reflect charges that apply to separate accounts investing in the Fund and is not restated to reflect the increased management fee rates that took effect on September 1, 1994. If these charges and expenses were taken into account, performance would be lower. The graph assumes that all dividends and capital gains distributions were reinvested in additional shares.

The Fund's performance is compared to the performance of the Merrill Lynch High Yield Master Index, an unmanaged index of fixed-rate, coupon-bearing bonds with an outstanding par, which is greater than or equal to $100 million, a maturity range greater than or equal to one year and a credit rating which must be rated lower than BBB/Baa3 (by Standard & Poor's or Moody's, respectively) but higher than C/D (bonds in default). This index is used as a measure of the performance of the high-yield corporate bond market -- the market in which High Income Fund principally invests. Index performance reflects the reinvestment of dividends but does not consider the effect of capital gains or transaction costs, and none of the data in the graph shows the effect of taxes. The Fund's performance reflects the effects of Fund's business and operating expenses. While index comparisons may be useful to provide a benchmark for the Fund's performance, it must be noted that the Fund's investments are not limited to the investments in the index.

COMPARISON OF CHANGE IN VALUE OF $10,000 HYPOTHETICAL INVESTMENTS IN:
OVAF/Oppenheimer High Income Fund and Merrill Lynch High Yield Master Index

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                                          MERRILL LYNCH HIGH YIELD MASTER
           OPPENHEIMER HIGH INCOME FUND                INDEX
12/31/88                        $10,000                            $10,000
12/31/89                        $10,485                            $10,415
12/31/90                        $10,972                             $9,970
12/31/91                        $14,693                            $13,417
12/31/92                        $17,325                            $15,853
12/31/93                        $21,888                            $18,578
12/31/94                        $21,193                            $18,356
12/31/95                        $25,509                            $22,017
12/31/96                        $29,401                            $24,453
12/31/97                        $32,992                            $27,589
12/31/98                        $33,092                            $28,600

AVERAGE ANNUAL TOTAL RETURN OF THE FUND AT 12/31/98
1 YEAR 0.30%    5 YEAR 8.62%    10 YEAR 12.71%

Total returns and the ending account value in the graph show change in share value and include reinvestment of all dividends and capital gains distributions.

Past performance is not predictive of future performance.

OPPENHEIMER VARIABLE ACCOUNT FUNDS - OPPENHEIMER BOND FUND

OBJECTIVE

OPPENHEIMER BOND FUND, a series of Oppenheimer Variable Account Funds, primarily seeks a high level of current income. The Fund invests in fixed-income securities. Secondarily, the Fund seeks capital growth when this is consistent with its primary objective. The Fund may invests in securities in the lower rating categories, commonly know as "junk bonds," which are subject to a greater risk of default.

NARRATIVE BY DAVID NEGRI AND JOHN KOWALIK, CO-PORTFOLIO MANAGERS

During one of the most challenging and volatile periods in the history of the fixed-income markets, Oppenheimer Bond Fund provided positive performance for the one-year period that ended December 31, 1998.

Both domestic and global economic forces affected the Fund's performance over the period. During the first half of the year, positive domestic economic conditions provided a generally favorable environment for the Fund's investments. Economic growth in the United States was strong while inflation remained near historically low levels. Corporate bonds of all types performed especially well because of strong corporate earnings growth. U.S. government securities provided slightly lower returns.

However, during the second half of the year, widespread economic difficulties in emerging markets throughout the world sparked fears of a global economic slowdown. Signs began to appear that U.S. corporate profit growth was suffering as a result of weakening global demand for a wide range of products. As investors grew increasingly concerned about the impact of these developments on the U.S. economy, they became reluctant to invest in corporate debt securities of any kind. Instead, they turned for shelter to the relative safety of U.S. Treasury instruments.

These trends culminated in the remarkable events of October. With investors throughout the world searching for safe, high-quality securities, and with shrinking demand for other debt instruments, Treasuries began to perform much more strongly than other types of bonds. The "spread" in the relative yield of Treasuries versus all other types of bonds widened to extreme levels. High-yield corporate bonds, which had been the top-performing sector during the first half of the year, were hit especially hard. Performance of corporate investment grade securities, as well as commercial and government mortgage-backed securities also suffered relative to Treasuries.

Then, on October 15, 1998, the Federal Reserve Board (the Fed) stepped in with a surprise cut in government lending rates. By signaling the Fed's willingness to act decisively in attempting to avoid a recession in the United States, the move bolstered investor confidence. As a result, the various bond sectors in which the Fund invests began to return to their historic relationships to Treasuries.

These economic events offered both challenges and opportunities to the Fund. During the first half of the year, we made some modest changes to our allocations to increase our holdings of higher yielding securities. For the first time, we began adding a small allocation of high yield securities to the portfolio. We believe high yield securities increase the Fund's diversification and add new opportunities for higher returns with relatively little additional risk. We also slightly increased our holdings of commercial mortgage-backed securities while decreasing our holdings of lower-yielding mortgage-backed securities issued by U.S. government agencies.

As the non-U.S. Treasury bond markets began to slide during the second half of the year, we adhered to our disciplined approach to investing and avoided overreacting to the market's volatility. By maintaining our vigilance and keeping transaction costs to a minimum, we prepared the Fund to participate in the corporate bond rally that followed the Fed's October rate cut. As the rally took shape, we shifted some of the Fund's resources out of Treasuries and cash, and added to our investment grade corporate holdings in the financial and industrial sectors. We also increased our holdings of mortgage-backed securities.

Another strategy we employed was to slightly increase the Fund's AVERAGE DURATION throughout the year. Duration is a measure of a bond's sensitivity to changes in interest rates. The longer a portfolio's average duration, the higher the return investors are likely to receive when interest rates fall, and vice versa. In anticipation of continued low inflation, we extended the portfolio's duration throughout the period, which enabled us to benefit from the Fed's rate cuts and the resulting lower interest rates.

Looking forward, we expect U.S. corporate earnings to continue growing and inflation to remain low, providing a generally favorable environment for bonds in the United States. Although spreads between Treasuries and the other bond sectors in which the Fund invests have narrowed since mid-October, they remain relatively wide by historical measures. Therefore, we see additional opportunities to take advantage of attractive bond prices in the corporate and commercial sectors.

Of course, we will continue to monitor the U.S. economy and bond market carefully. We remain dedicated to our strict discipline of investing to deliver solid income potential from a broadly diversified portfolio of quality securities. That's what makes Oppenheimer Variable Account Funds - Oppenheimer Bond Fund part of THE RIGHT WAY TO INVEST.
--------------------------------------------------------------------------------
MANAGEMENT'S DISCUSSION OF PERFORMANCE. An economic environment of strong domestic growth, low inflation and global uncertainty characterized the Fund's fiscal year that ended December 31, 1998. Bond Fund increased its holdings of higher yielding securities during the first half of the year. The Manager also slightly increased allocations of commercial mortgage-backed securities while decreasing lower-yielding mortgage-backed securities issued by U.S. government agencies. As the non-U.S. Treasury bond markets declined during the second half of the year, the Manager maintained a disciplined investment approach. As a result, the Fund participated in the corporate bond rally that followed the Fed's October rate cut. During this time, the Manager shifted some resources out of Treasuries and cash, and added to investment-grade corporate holdings in the financial and industrial sectors, while increasing the Fund's mortgage-backed security position. The Fund's portfolio holdings, allocations and management strategies are subject to change.
--------------------------------------------------------------------------------
COMPARING THE FUND'S PERFORMANCE TO THE MARKET. The graph that follows shows the performance of a hypothetical $10,000 investment in the Fund held until December 31, 1998. Performance information does not reflect charges that apply to separate accounts investing in the Fund and is not restated to reflect the increased management fee rates that took effect on September 1, 1994. If these charges and expenses were taken into account, performance would be lower. The graph assumes that all dividends and capital gains distributions were reinvested in additional shares.

The Fund's performance is compared to the performance of the Lehman Brothers Corporate Bond Index, an unmanaged index of publicly-issued non-convertible investment grade corporate debt of U.S. issuers, widely recognized as a measure of the U.S. fixed-rate corporate bond market. Index performance reflects the reinvestment of dividends but does not consider the effect of capital gains or transaction costs, and none of the data in the graphs that follow shows the effect of taxes. The Fund's performance reflects the effects of Fund's business and operating expenses. While index comparisons may be useful to provide a benchmark for the Fund's performance, it must be noted that the Fund's investments are not limited to the investments in the index.

COMPARISON OF CHANGE IN VALUE OF $10,000 HYPOTHETICAL INVESTMENTS IN:
OVAF/Oppenheimer Bond Fund and Lehman Brothers Corporate Bond Index

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                                  LEHMAN BROTHERS
           OPPENHEIMER BOND          CORPORATE
                 FUND                BOND INDEX
12/31/88             $10,000                   $10,000
12/31/89             $11,332                   $11,409
12/31/90             $12,229                   $12,213
12/31/91             $14,385                   $14,474
12/31/92             $15,321                   $15,732
12/31/93             $17,318                   $17,644
12/31/94             $16,983                   $16,950
12/31/95             $19,869                   $20,721
12/31/96             $20,822                   $21,402
12/31/97             $22,748                   $23,592
12/31/98             $24,296                   $25,615

AVERAGE ANNUAL TOTAL RETURN OF THE FUND AT 12/31/98
1 YEAR 6.80%    5 YEAR 7.01%    10 YEAR 9.28%

Total returns and the ending account value in the graph show change in share value and include reinvestment of all dividends and capital gains distributions.

Past performance is not predictive of future performance.

OPPENHEIMER VARIABLE ACCOUNT FUNDS - OPPENHEIMER AGGRESSIVE GROWTH FUND

OBJECTIVE

OPPENHEIMER AGGRESSIVE GROWTH FUND, a series of Oppenheimer Variable Account Funds, primarily seeks capital appreciation by investing in "growth-type" companies. Prior to May 1, 1998, this Fund was named Oppenheimer Capital Appreciation Fund.

NARRATIVE BY BRUCE BARTLETT, PORTFOLIO MANAGER

1998 was a challenging year for Oppenheimer Aggressive Growth Fund. Strong performance in the first half of the year was driven by a favorable environment for large-capitalization stocks, which continued to lead the U.S. markets higher in a growing economy characterized by low inflation. However, at the start of the third quarter, stock markets worldwide declined sharply in response to the spread of the global financial crisis from Southeast Asia to other emerging markets in Russia and Latin America.

Technology, small-capitalization and mid-capitalization stocks - all of which are represented in the portfolio - were particularly hard-hit during last summer's market declines. Many U.S. technology companies sell their products and services to businesses and consumers in Europe and Asia, and investors became concerned that earnings would suffer if economic weakness overseas reduced demand.

Small- and mid-capitalization stocks had lagged their large-capitalization counterparts for several years, primarily because investors were able to find good earnings growth in large, well-established companies. Yet, small- and mid-cap stocks fell more sharply than large-cap stocks during the market correction because, when the global financial crisis spread, investors shifted their assets away from investments they perceived as risky. Investors favored large, blue-chip companies and U.S. Treasury bonds during this "flight to quality," and they avoided the stocks of small-and medium-sized companies.

When the fourth quarter of the year began, many concerns about the global financial crisis began to abate. Investors appeared encouraged when the International Monetary Fund, the U.S. Federal Reserve Board and other nations' central banks announced measures designed to stimulate global economic growth. With a possible end to the financial crisis in sight, financial markets worldwide rebounded strongly, gaining back much - but not all - of their previous declines.

In this volatile environment, we maintained our longstanding investment approach, evaluating opportunities on a company-by-company basis rather than focusing on broad market or economic trends. This "bottom-up" approach led us to opportunities concentrated in certain industries. For example, we increased our exposure to the technology industry throughout the year because we continued to find companies achieving very attractive levels of revenue and earnings growth. Within the technology sector, we focused on companies that develop networking and productivity-enhancing software for businesses. We also found attractive opportunities in manufacturers of telecommunications and Internet-related equipment. We believe that these companies are well positioned to satisfy the growing need for voice, image and data transmission services. In addition, we increased our holdings of specialty retail companies likely to benefit from a growing consumer economy, low levels of unemployment and low interest rates.

On the other hand, our investment approach led us to reduce our exposure to certain market sectors, including the health care services industry. Our health care holdings have been relatively disappointing because competitive and regulatory pressures have constrained these companies' ability to increase revenues. Similarly, physician practice management companies have had difficulty operating profitably under the pricing pressures imposed by managed care providers such as health maintenance organizations.

Looking forward, we are optimistic about the Fund's potential in 1999. That's because we expect a particularly positive environment for growth investing. While the U.S. economy should continue to grow more slowly, we see little evidence of a recession. In this environment, we believe that the earnings growth potential of the small- and mid-cap companies in the portfolio should significantly exceed that of larger companies because smaller companies are often better able to increase their market share when economic growth is slow. Yet, the valuations of the companies in the portfolio - as measured by comparing their stock prices to expected earnings - are only slightly higher than the large-capitalization marketplace. Therefore, we believe that we are paying only a small premium for a substantial amount of incremental earnings. Our diligent approach to investing in growth companies should help the Fund maintain its focus on companies with high levels of sustainable earnings growth derived primarily from higher revenues. That's what makes the Oppenheimer Variable Accounts Funds - Oppenheimer Aggressive Growth Fund an important part of THE RIGHT WAY TO INVEST.

--------------------------------------------------------------------------------
MANAGEMENT'S DISCUSSION OF PERFORMANCE. An economic environment of strong domestic growth, low inflation and global uncertainty characterized Aggressive Growth Fund's fiscal year that ended December 31, 1998. The Fund maintained its longstanding investment approach of evaluating opportunities company-by-company. This "bottom-up" approach led to purchases concentrated in certain industries such as technology and telecommunications, as well as specialty retail companies. The Fund reduced its exposure to the healthcare services industry, in particular, over the period. The Fund's portfolio holdings, allocations and management strategies are subject to change.
--------------------------------------------------------------------------------
COMPARING THE FUND'S PERFORMANCE TO THE MARKET. The graph that follows shows the performance of a hypothetical $10,000 investment in the Fund held until December 31, 1998. Performance information does not reflect charges that apply to separate accounts investing in the Fund and is not restated to reflect the increased management fee rates that took effect on September 1, 1994. If these charges and expenses were taken into account, performance would be lower. The graph assumes that all dividends and capital gains distributions were reinvested in additional shares.

The Fund's performance is compared to the performance of the S&P 500 Index, a broad-based index of equity securities widely regarded as a general measurement of the performance of the U.S. equity securities market. Index performance reflects the reinvestment of dividends but does not consider the effect of capital gains or transaction costs, and none of the data in the graph shows the effect of taxes. The Fund's performance reflects the effects of Fund's business and operating expenses. While index comparisons may be useful to provide a benchmark for the Fund's performance, it must be noted that the Fund's investments are not limited to the investments in the index.

COMPARISON OF CHANGE IN VALUE OF $10,000 HYPOTHETICAL INVESTMENTS IN:
OVAF/Oppenheimer Aggressive Growth Fund and S&P 500 Index

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

           OPPENHEIMER AGGRESSIVE GROWTH   S&P 500
                       FUND                 INDEX
12/31/88                         $10,000    $10,000
12/31/89                         $12,757    $13,163
12/31/90                         $10,611    $12,754
12/31/91                         $16,417    $16,631
12/31/92                         $18,949    $17,896
12/31/93                         $24,126    $19,696
12/31/94                         $22,295    $19,955
12/31/95                         $29,545    $27,445
12/31/96                         $35,521    $33,743
12/31/97                         $39,667    $44,997
12/31/98                         $44,570    $57,854

AVERAGE ANNUAL TOTAL RETURN OF THE FUND AT 12/31/98
1 YEAR 12.36%    5 YEAR 13.06%    10 YEAR 16.12%

Total returns and the ending account value in the graph show change in share value and include reinvestment of all dividends and capital gains distributions.

Past performance is not predictive of future performance.

OPPENHEIMER VARIABLE ACCOUNT FUNDS - OPPENHEIMER GROWTH FUND

OBJECTIVE

OPPENHEIMER GROWTH FUND, a series of Oppenheimer Variable Account Funds, seeks capital appreciation from investments in securities of well-known and established companies. The Fund's focus is in securities of mid- or large-cap companies with a history of earnings and dividend growth.

NARRATIVE BY JANE PUTNAM, PORTFOLIO MANAGER

During the first half of the year, positive domestic economic conditions provided a generally favorable environment for the Fund's investments. Economic growth in the United States was strong while inflation remained near historically low levels. We maintained an investment strategy based on our belief that inflation would remain low and that corporate earnings would continue to grow, though more slowly than in the recent past.

On one hand, we focused on companies we believed were likely to grow strongly even in a slowing economy. We found our greatest high growth opportunities among technology companies, such as Microsoft; in investment-related financial companies, such as Travelers Group; and in consumer cyclicals, such as the cruise line company, Carnival. On the other hand, we allocated some of the Fund's assets to companies we considered "defensive" because we not only expect them to grow faster than the market, but we also have a high degree of confidence in that growth potential. These included consumer-oriented companies, such as the grocery and drug chains Safeway and CVS, that have improved their earnings outlook through positive developments such as management changes or effective corporate restructuring.(1)

This two-pronged approach served the Fund's investors well during the first six months of the period. However, during the second half of the year, widespread economic difficulties in emerging markets throughout the world sparked fears of a global economic slowdown. Signs began to appear that U.S. corporate profit growth was suffering as a result of weakening global demand for a wide range of products. As investors grew increasingly concerned about the impact of these developments on the U.S. economy, they sought to avoid risk by shifting assets to the safest possible instruments: cash and U.S. Treasury bonds.

Although our defensive holdings maintained their value relatively well, other sectors in which the Fund's assets were invested fell sharply. At the same time, the company and market fundamentals on which our investments were based remained largely unchanged. As stock prices fell, we continued to believe that the companies we had selected, especially those among the technology and consumer cyclical sectors, offered excellent potential for growth.

Accordingly, we viewed falling prices in these sectors as an opportunity to increase selected holdings at bargain prices. During September and early October, we put much of the Fund's cash to work purchasing relatively low-priced shares of attractive technology companies, such as Cisco Systems and Tellabs. We also increased our holdings of consumer cyclicals on a company-by-company, investment-by-investment basis. As a result, when market sentiment turned abruptly positive again in mid-October and these sectors rallied, the Fund gained sharply.

Going forward, we plan to adhere to our fundamental approach of seeking growth at the right price. We believe that the U.S. economy's growth is likely to be slowed by the continuing impact of events throughout the world, but that opportunities for strong growth remain. As a result, we are maintaining our focus on domestic, consumer-oriented companies with the potential for above average growth in a slowing economy.

We continue to believe companies offering technologies that improve productivity and enhance communications will help drive the economy's future growth. Likewise, we believe companies that cater to consumers' growing wealth and financial companies that help meet the world's increasing need for investment and retirement products hold potential for success. Our goal is to identify the specific companies most likely to succeed, and to invest in them at a reasonable price.

In today's volatile economic environment, we believe our disciplined approach and emphasis on individual stock selection should serve investors well. That's why we're pleased that Oppenheimer Variable Account Funds - Oppenheimer Growth Fund continues to be part of THE RIGHT WAY TO INVEST.

----------------------------
1. The Fund's portfolio is subject to change.

--------------------------------------------------------------------------------
MANAGEMENT'S DISCUSSION OF PERFORMANCE. An economic environment of strong domestic growth, low inflation and global uncertainty characterized Growth Fund's fiscal year that ended December 31, 1998. The U.S. stock market climbed to record levels through July before correcting sharply in the third quarter and rebounding to new highs in the fourth quarter of 1998. The Fund focused on companies believed likely to maintain strong growth in a slowing economy. The greatest high-growth opportunities were found among technology companies, investment-related financial companies and consumer cyclicals. The Fund also invested in "defensive" companies - those expected to grow faster than the overall market - including consumer-oriented companies, such as grocery and drug store chains. The Fund's portfolio holdings, allocations and management strategies are subject to change.
--------------------------------------------------------------------------------
COMPARING THE FUND'S PERFORMANCE TO THE MARKET. The graph that follows shows the performance of a hypothetical $10,000 investment in the Fund held until December 31, 1998. Performance information does not reflect charges that apply to separate accounts investing in the Fund and is not restated to reflect the increased management fee rates that took effect on September 1, 1994. If these charges and expenses were taken into account, performance would be lower. The graph assumes that all dividends and capital gains distributions were reinvested in additional shares. The Fund's performance is compared to the performance of the S&P 500 Index, a broad-based index of equity securities widely regarded as a general measurement of the performance of the U.S. equity securities market. Index performance reflects the reinvestment of dividends but does not consider the effect of capital gains or transaction costs, and none of the data in the graph shows the effect of taxes. The Fund's performance reflects the effects of Fund's business and operating expenses. While index comparisons may be useful to provide a benchmark for the Fund's performance, it must be noted that the Fund's investments are not limited to the investments in the index.

COMPARISON OF CHANGE IN VALUE OF $10,000 HYPOTHETICAL INVESTMENTS IN:
OVAF/Oppenheimer Growth Fund and S&P 500 Index

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

           OPPENHEIMER   S & P 500*
           GROWTH FUND      INDEX
12/31/88        $10,000      $10,000
12/31/89        $12,358      $13,163
12/31/90        $11,344      $12,754
12/31/91        $14,241      $16,631
12/31/92        $16,309      $17,896
12/31/93        $17,492      $19,696
12/31/94        $17,662      $19,955
12/31/95        $24,135      $27,445
12/31/96        $30,218      $33,743
12/31/97        $38,281      $44,997
12/31/98        $47,469      $57,854

AVERAGE ANNUAL TOTAL RETURN OF THE FUND AT 12/31/98
1 YEAR 24.00%    5 YEAR 22.10%    10 YEAR 16.85%

Total returns and the ending account value in the graph show change in share value and include reinvestment of all dividends and capital gain distributions.

Past performance is not predictive of future performance.

OPPENHEIMER VARIABLE ACCOUNT FUNDS - OPPENHEIMER MULTIPLE STRATEGIES FUND

OBJECTIVE

OPPENHEIMER MULTIPLE STRATEGIES FUND, a series of Oppenheimer Variable Account Funds, seeks a total investment return, which includes current income and capital appreciation, from investments in common stocks and other equity securities, bonds and other debt securities and money market securities.

NARRATIVE BY RICHARD RUBINSTEIN, CO-PORTFOLIO MANAGER

Sharp declines in some of the world's equity and bond markets limited the performance of Oppenheimer Multiple Strategies Fund during 1998. Nevertheless, our strategy of broad diversification across asset classes and investment styles enabled us to limit our losses and realize current income while taking advantage of opportunities that arose in this very challenging environment.

Throughout the past year, Asian markets experienced complex economic difficulties. With no resolution to Asia's problems in sight, and with Russia facing an economic and political crisis of its own, investors began to lose confidence in emerging markets throughout the world. As a result, emerging stock and bond markets suffered sharp losses.

The impact was felt in developed markets as well. Many U.S. and European multi-national companies saw profits decline as foreign demand for products weakened. Financial institutions with exposure to emerging markets suffered from concerns over asset quality. In bonds, as spreads widened, the performance of corporate and high yield bonds suffered.

Within the United States, corporate profit growth slowed and average stock prices experienced dramatic fluctuations. Much of the equity market's strength became concentrated among the largest and most visible companies. On the other hand, the U.S. Treasury market responded favorably to an environment of slowing growth and continuing low inflation. Long-term U.S. Treasury bonds performed well throughout the period, providing investors with a combination of competitive yields and capital appreciation.

As of December 31, 1998, the Fund's invested assets were allocated 49.1% to stocks, 40.8% to bonds and 10.1% to cash.1 Not surprisingly, considering its diversified nature, the Fund shared in both the strengths and weaknesses of the financial markets. By maintaining the Fund's exposure to a wide range of U.S. and global equities and bonds, we enabled shareholders to participate in attractive investment opportunities, while not putting too many eggs in any one basket.

Because we were concerned about relatively high valuations in U.S. equities, we sold some of our most successful holdings during the period to lock in profits. We reallocated those assets to cash and the fixed-income markets. During October, many of our remaining positions suffered as equity markets weakened. For example, the value of our technology holdings fell as a result of the crisis in Asia, a major market for technology products. Many of our financial stocks were negatively affected by concerns over their exposure to emerging market loans. Oil service stocks dropped in the face of slackening global energy demand and lower oil prices. Since October, the equity market has recovered significantly.

We responded by focusing on high quality companies in areas that we believe continue to hold significant potential for future growth. With stocks beaten down throughout these sectors, many of the best companies in their respective industries were available at prices we believed to be excellent values. Therefore, we took the opportunity to trade up to companies we considered likely to be among the first to rebound when conditions again became favorable.

We also found selected opportunities in emerging markets. Stock prices in many of these markets fell without regard for the strengths and weaknesses of individual companies. Even companies with stable finances, recession-resistant products and strong balance sheets saw their stock prices fall. We cautiously explored these markets for such opportunities, and made small investments in a few companies that met our criteria.

----------------------------
1. The Fund's portfolio is subject to change.

Our approach to fixed-income investing is to diversify the Fund's assets among U.S. Treasury securities, high-yield corporate bonds and foreign bonds. This approach enables us to capture extra yield while reducing risks over the long term. That's because these three bond markets generally react differently to changing environments. For example, within the U.S. Treasury market, the main risk is interest rates; within foreign bond markets, the major risk is currency fluctuation; and for high-yield corporate bonds, the greatest risk is credit. By participating in all three markets, we've been able to earn incrementally higher yields because we've always enjoyed some exposure to whichever areas are performing more favorably under existing conditions.

As we mentioned earlier, the Fund's portfolio of U.S. Treasuries performed particularly well this year. We also took advantage of volatility in overseas fixed-income markets, particularly in Latin America. During the first half of this fiscal year, we purchased Brady Bonds of developed countries, which are U.S. dollar-denominated. As the value of those bonds increased, we took the opportunity to sell some of our holdings.

We remain cautiously optimistic about the market's prospects over the coming months. Although economies in Asia and Russia continue to struggle, the rest of the world has thus far weathered the situation fairly well. In Europe, companies are beginning to benefit from the management changes and corporate restructurings that helped U.S. companies become more efficient over the past decade. In the United States, consumer spending is slowing, but still remains strong.

The last twelve months of volatility and uncertainty illustrate the importance of a broad-based investment strategy. We remain dedicated to our highly diversified approach as we face the challenges ahead, searching for attractive investments throughout the world. It's a strategy that in the past has generally served our shareholders well...and that we believe continues to make Oppenheimer Variable Account Funds - Oppenheimer Multiple Strategies Fund part of THE RIGHT WAY TO INVEST.
--------------------------------------------------------------------------------
MANAGEMENT'S DISCUSSION OF PERFORMANCE. An economic environment of strong domestic growth, low inflation and global uncertainty characterized Multiple Strategies Fund's fiscal year that ended December 31, 1998. Stock and bond markets worldwide experienced considerable instability, with particular tumult felt in Southeast Asia, Russia and Latin America. The U.S. stock market climbed to record levels through July before correcting sharply in the third quarter and rebounding to new highs in the fourth quarter of 1998. In the bond market, yields on U.S. Treasury securities declined to record lows before rising modestly late in the year. The Fund maintained its exposure to a wide range of U.S. and global equities and bonds throughout the fiscal year, but focused on cash and fixed-income investments during the heightened market volatility. The Fund held equity positions in the technology, financial and oil services industries. In addition to U.S. Treasury securities, the Fund also purchased Brady Bonds of developed countries, which are U.S. dollar-denominated. The Fund's portfolio holdings, allocations and management strategies are subject to change.
--------------------------------------------------------------------------------
COMPARING THE FUND'S PERFORMANCE TO THE MARKET. The graph that follows shows the performance of a hypothetical $10,000 investment in the Fund held until December 31, 1998. Performance information does not reflect charges that apply to separate accounts investing in the Fund and is not restated to reflect the increased management fee rates that took effect on September 1, 1994. If these charges and expenses were taken into account, performance would be lower. The graph assumes that all dividends and capital gains distributions were reinvested in additional shares.

The Fund's performance is compared to the performance of the S&P 500 Index and the Lehman Brothers Aggregate Bond Index. The S&P 500 Index is a broad-based index of equity securities widely regarded as a general measurement of the performance of the U.S. equity securities market. The Lehman Brothers Aggregate Bond Index is a broad-based, unmanaged index of U.S. corporate bond issues, U.S. Government securities and mortgage-backed securities, widely recognized as a measure of the performance of the domestic debt securities market. Index performance reflects the reinvestment of dividends but does not consider the effect of capital gains or transaction costs, and none of the data in the graph shows the effect of taxes. The Fund's performance reflects the effects of Fund's business and operating expenses. While index comparisons may be useful to provide a benchmark for the Fund's performance, it must be noted that the Fund's investments are not limited to the investments in the indices.

COMPARISON OF CHANGE IN VALUE OF $10,000 HYPOTHETICAL INVESTMENTS IN:
OVAF/Oppenheimer Multiple Strategies Fund, S&P 500 Index and Lehman Brothers Aggregate Bond Index

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

           OPPENHEIMER MULTIPLE  S & P 500     LEHMAN BROTHERS
             STRATEGIES FUND       INDEX     AGGREGATE BOND INDEX
12/31/88                $10,000     $10,000               $10,000
12/31/89                $11,576     $13,163               $11,453
12/31/90                $11,356     $12,754               $12,479
12/31/91                $13,340     $16,631               $14,476
12/31/92                $14,539     $17,896               $15,548
12/31/93                $16,857     $19,696               $17,064
12/31/94                $16,529     $19,955               $16,566
12/31/95                $20,060     $27,445               $19,626
12/31/96                $23,168     $33,743               $20,339
12/31/97                $27,158     $44,997               $22,302
12/31/98                $28,965     $57,854               $24,240

AVERAGE ANNUAL TOTAL RETURN OF THE FUND AT 12/31/98
1 YEAR 6.65%    5 YEAR 11.43%    10 YEAR 11.22%

Total returns and the ending account value in the graph show change in share value and include reinvestment of all dividends and capital gains distributions.

Past performance is not predictive of future performance.

OPPENHEIMER VARIABLE ACCOUNT FUNDS - OPPENHEIMER GLOBAL SECURITIES FUND

OBJECTIVE

OPPENHEIMER GLOBAL SECURITIES FUND, a series of Oppenheimer Variable Account Funds, seeks long-term capital appreciation from growth companies worldwide.

NARRATIVE BY BILL WILBY, PORTFOLIO MANAGER

OPPENHEIMER GLOBAL SECURITIES FUND'S performance for the period that ended December 31, 1998, was consistent with the extreme volatility experienced by the world's stock markets over the past year.

This past summer's stock market corrections were a response to the spread of the global financial crisis that began in Asia in late 1997. When it became apparent during the third quarter of 1998 that the Asian financial crisis had spread to Russia, investors shifted their assets away from investments they perceived as risky. Instead, they preferred the relatively safe haven of U.S. government bonds.

This "flight to quality" contributed to a scarcity of capital in many markets, especially Latin America. In our opinion, investors pulled capital out of the region without regard to the fundamental soundness of Latin American business conditions. As a result, stock prices there plummeted.

With regard to the industrialized markets, in the United States, large, well-established companies providing consistent earnings growth fueled the market's rise over the past several years. In the wake of the Asian crisis, some U.S. companies revealed that their earnings would not meet analysts' expectations because of reduced overseas demand and increased competitive pressures domestically. Investors sold stocks that became too expensive relative to revised earnings forecasts.

Unlike in the United States, the Japanese stock market has been in decline for several years. Japan's political and economic leadership has so far been unable to pull the country out of a persistent recession. Only recently has the Japanese government announced programs designed to begin the restructuring and recovery process.

Europe has been the bright spot on the financial globe throughout 1998. Although some European companies' stocks have declined in response to the crises in the emerging markets, others have continued to prosper as they restructure in anticipation of the formation of the European Monetary Union (EMU) in 1999.

In this investment environment, our strategy has been to continue to adhere to our long standing investment philosophy: we seek to build a diversified portfolio of good companies in good businesses at good prices. For this reason, we continued to avoid Southeast Asia throughout the year. This strategy proved to be beneficial to the Fund when it became apparent that the region's financial problems were worse than many experts originally expected. Instead, we emphasized the stocks of Europe, which proved to be the top-performing geographic region for 1998.

We believe that our portfolio of high-quality companies puts us in a good position to deliver attractive returns as the global markets recover. We're now finding attractive opportunities in well-managed companies with strong businesses that, in our view, were unfairly punished in this year's sell-off.

In particular, for much of the year, European financial companies provided especially attractive returns. That's because European banks, insurance companies and investment banks have been restructuring in order to become more efficient. EMU has provided a catalyst for financial institutions to improve their operations with the purpose of attracting the capital they need to compete in the European marketplace. However, during the third quarter of 1998, when European financial stocks were hit in the wake of global turmoil, we sold many of our positions.

Our outlook for the global stock markets is mixed. We are cautious over the near term and optimistic over the long term. Economic growth in much of the world is slowing right now, which has negative implications for corporate earnings in some markets. However, we believe that most stock markets have already incorporated lower earnings into stock prices. As a result, we have increasingly found attractive opportunities in well-managed, fundamentally sound companies.

Regardless of the short-term challenges and opportunities the global stock markets provide over the next few months, we will continue to maintain a long-term view of the markets that is measured in years, not weeks or fiscal quarters. At OppenheimerFunds, we believe that this approach to investing is an important part of THE RIGHT WAY TO INVEST.

--------------------------------------------------------------------------------
MANAGEMENT'S DISCUSSION OF PERFORMANCE. An economic environment of strong domestic growth, low inflation and global uncertainty characterized the Funds' fiscal year that ended December 31, 1998. Stock and bond markets worldwide experienced considerable instability, with particular tumult felt in Southeast Asia, Russia and Latin America. The Fund maintained a low exposure to Southeast Asia throughout 1998. Instead, the Fund emphasized the stocks of industrialized Europe. In particular, the Fund focused on European financial companies and consumer-oriented companies. The Fund's portfolio holdings, allocations and management strategies are subject to change.
--------------------------------------------------------------------------------
COMPARING THE FUND'S PERFORMANCE TO THE MARKET. The graph that follows shows the performance of a hypothetical $10,000 investment in the Fund held until December 31, 1998. Performance information does not reflect charges that apply to separate accounts investing in the Fund and is not restated to reflect the increased management fee rates that took effect on September 1, 1994. If these charges and expenses were taken into account, performance would be lower. The graph assumes that all dividends and capital gains distributions were reinvested in additional shares.

The Fund's performance is compared to the performance of the Morgan Stanley Capital International (MSCI) World Index, an unmanaged index of issuers listed on the stock exchanges of 20 foreign countries and the United States. It is widely recognized as a measure of global stock market performance. Index performance reflects the reinvestment of dividends but does not consider the effect of capital gains or transaction costs, and none of the data in the graphs that follow shows the effect of taxes. The Fund's performance reflects the effects of Fund's business and operating expenses. While index comparisons may be useful to provide a benchmark for the Fund's performance, it must be noted that the Fund's investments are not limited to the investments in the index.

COMPARISON OF CHANGE IN VALUE OF $10,000 HYPOTHETICAL INVESTMENTS IN:
OVAF/Oppenheimer Global Securities Fund and Morgan Stanley Capital International
(MSCI) World Index

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

           OPPENHEIMER GLOBAL      MSCI
             SECURITIES FUND    WORLD INDEX
11/12/90               $10,000      $10,000
12/31/90               $10,040      $10,046
12/31/91               $10,380      $11,951
12/31/92                $9,642      $11,394
12/31/93               $16,424      $14,029
12/31/94               $15,483      $14,812
12/31/95               $15,830      $17,970
12/31/96               $18,648      $20,485
12/31/97               $22,829      $23,809
12/31/98               $26,050      $29,713

AVERAGE ANNUAL TOTAL RETURN OF THE FUND AT 12/31/98
1 YEAR 14.10%    5 YEAR 9.66%    LIFE 12.49%

Total returns and the ending account value in the graph show change in share value and include reinvestment of all dividends and capital gains distributions. The performance information in the graph for the MSCI World Index begins on 10/31/90.

The inception date of the Fund was 11/12/90.

Past performance is not predictive of future performance.

OPPENHEIMER VARIABLE ACCOUNT FUNDS - OPPENHEIMER STRATEGIC BOND FUND

OBJECTIVE

OPPENHEIMER STRATEGIC BOND FUND, a series of Oppenheimer Variable Account Funds, primarily seeks a high level of current income from debt securities. The Fund primarily invests in three sectors: foreign fixed-income securities, U.S. government securities and lower rated high-yield domestic corporate bonds (commonly know as "junk bonds.") Investing in foreign securities entails additional expenses and risks including foreign currency fluctuations while investing in junk bonds carries a greater risk of default.

NARRATIVE BY DAVID NEGRI, CO-PORTFOLIO MANAGER

The month of August was one of the most difficult in memory both for the Fund and the markets in which it invests. Of the three market sectors in which the Fund invests - U.S. government, foreign and high-yield bonds - two declined sharply in August, causing the Fund's net asset value to fall. A severe and simultaneous decline in two different market sectors is a highly unusual event. Historically, declines in any one sector tend to be offset by good performance in the two other sectors.

The emerging-markets segment of the foreign bond sector and the domestic high-yield bond market both experienced difficulties. Bond prices in the emerging markets of Southeast Asia began to decline in October 1997, when currency devaluations forced some overextended Asian companies to default on their debt. Risk-averse investors pulled their capital out of Southeast Asia and other emerging markets, causing prices of both bonds and stocks to plummet. In addition, Japan was slow to enact the reforms necessary to fix their troubled economy, and this placed further pressure on the emerging markets in Asia. Meanwhile, Russia was forced to devalue its currency in mid-August because of the apparent ineffectiveness of a plan by the International Monetary Fund to support Russia's economy. Finally, plunging oil prices led to fears of currency devaluation in certain Latin American countries.

Closer to home, the domestic high-yield bond market responded to many of the same influences that drove the U.S. stock market lower during the third quarter of 1998. In the wake of the Asian crisis, some U.S. companies revealed that their earnings would not meet analysts expectations. In response, investors attempted to sell all but the most creditworthy securities, including high-yield bonds. In our opinion, they did so without regard to the degree of fundamental soundness of the individual issuers or business conditions.

The "flight to quality" that negatively influenced stocks and corporate bonds in the United States affected even relatively high-quality fixed-income investments such as U.S. agency securities. Despite guarantees from government agencies such as the Government National Mortgage Association (Ginnie Mae), risk-averse investors sold these triple-A rated securities in favor of U.S. Treasury securities, which are considered the most secure investments in the world. In fact, yields on 30-year Treasury bonds dropped to record low levels.

The Fund benefited from the rally of U.S. Treasury securities because nearly 18% of the Fund's assets were committed to this market sector as of July 31, before the foreign and high-yield markets' sharp declines in August. In effect, our holdings of U.S. Treasury securities served as an anchor for the portfolio.(1)

Our focus continues to be on long-term performance, not short-term volatility. We will continue to diversify the Fund's assets in varying degrees among U.S. government, foreign and domestic high-yield bonds. In our view, August 1998 was an anomaly that is not likely to reoccur anytime soon.

In this uncertain environment, however, effective risk management has become more important than ever. What's required in nervous markets like this one is a long-term perspective combined with some tolerance for short-term volatility. With patience and discipline, we believe that today's short-term challenges should give way to longer-term opportunities.

In our view, most sectors of the global bond markets are extraordinarily inexpensive compared to their historical relationships with U.S. Treasury securities. As a result, we're finding some very attractive values in bonds that, in our opinion, were unfairly punished in the recent declines. We're finding particularly good values in North America and Europe.

We are also finding similar values in high-yield bonds. Many corporate bond prices have declined to levels that appear to reflect a worst-case scenario, such as a recession in the United States. We believe that a recession is unlikely in today's low-inflation environment. If and when it becomes clear to the broader investment community that a recession is unlikely, we expect corporate bond prices to rise to more normal valuations.

News from overseas markets may continue to be unsettling until evidence appears that Southeast Asia, Japan, Russia and other troubled economies are on the mend. On the other hand, we believe that Latin American bonds are generally undervalued, and we are watchful for opportunities to obtain creditworthy bonds at attractive prices.

----------------------------
1. The Fund's portfolio is subject to change.

In the United States, we remain encouraged by the fundamentals of a resilient economy, particularly the absence of inflationary pressures. We expect our core holdings of U.S. Treasury securities to provide a stable foundation from which we can begin investing opportunistically in carefully selected, higher yielding domestic and foreign fixed-income securities. In our view, this type of multi-sector diversification continues to be an important part of THE RIGHT WAY TO INVEST in the fixed-income markets.
--------------------------------------------------------------------------------
MANAGEMENT'S DISCUSSION OF PERFORMANCE. During the Fund's fiscal year that ended December 31, 1998, stock and bond markets worldwide experienced considerable instability, with particular tumult felt in Southeast Asia, Russia and Latin America. In the bond market, yields on U.S. Treasury securities declined to record lows before rising modestly late in the year. High-yield corporate bonds were particularly hard hit in 1998, as investors flocked to the relative security of U.S. government bonds. As a result, Strategic Bond Fund's allocations to the emerging-markets segment of the foreign bond sector and the domestic high-yield bond market both experienced difficulties over the period. However, the Fund benefited from the rally in U.S. Treasury securities that occurred during the period's "flight to quality." The Fund's portfolio holdings, allocations and management strategies are subject to change.
--------------------------------------------------------------------------------
COMPARING THE FUND'S PERFORMANCE TO THE MARKET. The graph that follows shows the performance of a hypothetical $10,000 investment in the Fund held until December 31, 1998. Performance information does not reflect charges that apply to separate accounts investing in the Fund and is not restated to reflect the increased management fee rates that took effect on September 1, 1994. If these charges and expenses were taken into account, performance would be lower. The graph assumes that all dividends and capital gains distributions were reinvested in additional shares.

The Fund's performance is compared to the performance of both Lehman Brothers Aggregate Bond Index and Salomon Brothers World Government Bond Index. The Lehman Brothers Aggregate Bond Index is a broad-based, unmanaged index of U.S. corporate bond issues, U.S. Government securities and mortgage-backed securities, widely recognized as a measure of the performance of the domestic debt securities market. The Salomon Brothers World Government Bond Index is an unmanaged index of fixed-rate bonds having a maturity of one year or more, and is widely recognized as a benchmark of fixed income performance on a world-wide basis. Index performance reflects the reinvestment of dividends but does not consider the effect of capital gains or transaction costs, and none of the data in the graph shows the effect of taxes. The Fund's performance reflects the effects of Fund's business and operating expenses. While index comparisons may be useful to provide a benchmark for the Fund's performance, it must be noted that the Fund's investments are not limited to the investments in the indices.

COMPARISON OF CHANGE IN VALUE OF $10,000 HYPOTHETICAL INVESTMENTS IN:
OVAF/Oppenheimer Strategic Bond Fund, Lehman Brothers Aggregate Bond Index and Salomon Brothers World Government Bond Index

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                                                          SALOMON BROTHERS
           OPPENHEIMER STRATEGIC    LEHMAN BROTHERS     U.S. WORLD GOVERNMENT
                 BOND FUND        AGGREGATE BOND INDEX       BOND INDEX
5/3/93                   $10,000               $10,000                $10,000
12/31/93                 $10,425               $10,466                $10,530
12/31/94                 $10,031               $10,161                $10,777
12/31/95                 $11,569               $12,038                $12,829
12/31/96                 $12,965               $12,475                $13,293
12/31/97                 $14,094               $13,680                $13,324
12/31/98                 $14,503               $14,868                $15,364

AVERAGE ANNUAL TOTAL RETURN OF THE FUND AT 12/31/98
1 YEAR 2.90%    5 YEAR 6.83%    LIFE 6.79%

Total returns and the ending account value in the graph show change in share value and include reinvestment of all dividends and capital gains distributions. The performance information in the graph for both indices begins on 4/30/93.

The inception date of the Fund was 5/3/93.

Past performance is not predictive of future performance.

OPPENHEIMER VARIABLE ACCOUNT FUNDS - OPPENHEIMER GROWTH & INCOME FUND

OBJECTIVE

OPPENHEIMER GROWTH & INCOME FUND, a series of Oppenheimer Variable Account Funds, seeks high total return, which includes growth in the value of its shares, as well as current income from equity and debt securities.

NARRATIVE BY MIKE LEVINE, PORTFOLIO MANAGER

A surprisingly strong U.S. economy in early 1998 combined with very low inflation propelled the equity markets to record highs by mid-July. However, the global economic crisis, highlighted by the Asian financial crisis and the Russian currency devaluation, led to a sharp decline in global stock markets in late summer and increased concerns about slowing economic growth in the U.S. As these problems and concerns began to unfold, our strategy was to focus more on companies with limited emerging market exposure, and strong prospects for relatively stable, predictable earnings in a slowing economic environment.

For example, demands for certain basic needs, including food, shelter, utilities and routine transportation, continue regardless of whether the economy grows fast or slowly. That's one reason why we invested in Fred Meyer, Inc., a leading grocery and general retailer in the Western U.S. In our opinion, Fred Meyer, Inc. should be able to continue generate above average earnings, even in a decelerating economy because their revenues are not dependent on the strength of the economy. Furthermore, Fred Meyer, Inc. was recently acquired by Kroger, one of the nation's largest supermarket chains, and this should help accelerate Fred Meyer, Inc.'s growth. Another example of a company is AutoZone, Inc., a leading auto parts retailer. In a weakened economy, consumers are more likely to repair their cars than buy new ones.(1)

An additional example of our focus on domestic companies is our emphasis on the radio industry. The radio industry has an impressive record of over 25 years of stable profit growth as it continues to gain advertising dollars from the newspaper and network TV industry. Companies such as CBS Corp. and Jacor Communications, Inc. have taken advantage of deregulation in the broadcasting industry to increase the number of stations and market share they control in selected markets. This additional market share provides economies of scale and greater penetration of targeted demographic audiences which leads to better advertising rates.

Although the financial services industry was hit hard during the third quarter, we continue to have a major focus there. We believe that industry fundamentals remain positive, driven by low interest rates and positive demographics. Furthermore, valuations remain appealing. As a result, we increased our holdings in a number of companies, including Citigroup, Inc., Chase Manhattan Corp. and BancOne Corp. during the past few months.

In general, our goal is to invest in stocks of companies that exhibit positive business fundamentals at reasonable prices. We believe that we can also generate above average investment returns by having the courage to buy stocks that are temporarily out of favor. This contrarian approach is why we still maintain exposure in the energy area. Despite the substantial decline in oil prices, we believe that oil service stocks represent attractive long term value, and that they should rebound when energy prices recover. Even with the economic slowdown in Asia, demand for energy continues to grow at 1-2% per year. Meanwhile, OPEC has been cutting back production, and lower exploration and production budgets from domestic operators will further curtain production. We believe that growing demand and shrinking supply will eventually lead to a better environment for energy companies, ultimately boosting their share prices.

Income generation is also very important in times when markets are volatile. That's one reason why we have included convertible securities in our portfolio. Convertible securities are debt or preferred instruments that may be converted to shares of the issuer's common stock. While their performance is linked to movements in the underlying stock, their yields may provide some downside protection. When the stock market corrected sharply during the third quarter, we reduced our convertible securities holdings from about 13% of the portfolio to about 8% at the end of the third quarter. The majority of these securities were redeployed into equities.

Looking into 1999, we remain cautiously optimistic. While we concerned about high valuation levels, slowing corporate earnings and the continuing impact of the global economic slowdown, we nevertheless believe that low interest rates, low inflation and a surprisingly resilient domestic economy provide a positive environment for equities.

Thank you for your confidence in Oppenheimer Variable Account Funds - Oppenheimer Growth & Income Fund. We look forward to helping you reach your long-term investment goals, part of our commitment to you as THE RIGHT WAY TO INVEST.

----------------------------
1. The Fund's portfolio is subject to change.

--------------------------------------------------------------------------------
MANAGEMENT'S DISCUSSION OF PERFORMANCE. During the Fund's fiscal year that ended December 31, 1998, stock and bond markets worldwide experienced considerable instability. The U.S. stock market climbed to record levels through July before correcting sharply in the third quarter and rebounding to new highs in the fourth quarter of 1998. During this period, the Fund focused on companies with little international exposure, as well as consumer-oriented companies believed likely to withstand a slowing economic environment. The Fund also purchased stocks of financial services companies, as well as oil services companies. In addition, the Fund's convertible securities holdings helped the Fund's performance when the stock market corrected sharply during the third quarter. The Fund's portfolio holdings, allocations and management strategies are subject to change.
--------------------------------------------------------------------------------
COMPARING THE FUND'S PERFORMANCE TO THE MARKET. The graph that follows shows the performance of a hypothetical $10,000 investment in the Fund held until December 31, 1998. Performance information does not reflect charges that apply to separate accounts investing in the Fund that took effect on September 1, 1994. If these charges and expenses were taken into account, performance would be lower. The graph assumes that all dividends and capital gains distributions were reinvested in additional shares.

The Fund's performance is compared to the performance of the S&P 500 Index, a broad-based index of equity securities widely regarded as a general measure of the performance of the U.S. equity securities market. Index performance reflects the reinvestment of dividends but does not consider the effect of capital gains or transaction costs, and none of the data in the graphs that follow shows the effect of taxes. The Fund's performance reflects the effects of Fund's business and operating expenses. While index comparisons may be useful to provide a benchmark for the Fund's performance, it must be noted that the Fund's investments are not limited to the investments in the index.

COMPARISON OF CHANGE IN VALUE OF $10,000 HYPOTHETICAL INVESTMENTS IN:
OVAF/Oppenheimer Growth & Income Fund and S&P 500 Index

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

           OPPENHEIMER GROWTH   S & P 500
              & INCOME FUND       INDEX
7/5/95                 $10,000     $10,000
12/31/95               $12,525     $11,443
12/31/96               $16,598     $14,069
12/31/97               $21,989     $18,761
12/31/98               $23,022     $24,123

AVERAGE ANNUAL TOTAL RETURN OF THE FUND AT 12/31/98
1 YEAR 4.70%    LIFE 27.00%

Total returns and the ending account value in the graph show change in share value and include reinvestment of all dividends and capital gains distributions. The performance information in the graph for the S&P 500 Index begins on 6/30/95.

The inception date of the Fund was 7/5/95.

Past performance is not predictive of future performance.

OPPENHEIMER VARIABLE ACCOUNT FUNDS - OPPENHEIMER SMALL CAP GROWTH FUND

OBJECTIVE

OPPENHEIMER SMALL CAP GROWTH FUND, a series of Oppenheimer Variable Account Funds, seeks capital appreciation. In seeking its objective, the Fund emphasizes investments in securities of growth-type companies with market capitalizations less than $1 billion.

NARRATIVE BY JAY TRACEY, CO-PORTFOLIO MANAGER

1998 has been a sharply negative year for small-cap stocks, and Oppenheimer Small Cap Growth Fund shared in the overall decline. Market uncertainties abounded during the period, especially during the summer and fall of 1998. Investors continued to fear the effects of the Asian crisis, and new worries surfaced about Russia's financial woes, the spread of the contagion to Latin America, and the economic slowdown in the United States.

In this unstable stock market, the most prized stocks were those whose earnings growth seemed most assured and least vulnerable. Investors sought earnings predictability and trading liquidity, and they generally found it in the blue-chip stocks of big companies.

We're growth investors, so the Fund's performance tends to be more sensitive in market downturns, while gaining ground in market upswings. Over the course of the fiscal year, we emphasized "non-cyclical" companies -- companies that have the potential to grow steadily without relying on the strength of the overall economy. This strategy proved to be relatively successful, as the market favored companies with predictable growth.

Our best results have been achieved in non-cyclical industries such as healthcare. Serologicals is a good example. This company produces specialty medical supplies, the demand for which is not economically sensitive. In technology, we have focused our holdings on software and service firms, which are typically less affected by the economy than hardware manufacturers.(1)

For similar reasons, the education-related stocks in the Fund's portfolio fared better than most other small-cap stocks over the past year. One of our holdings is a for-profit institution that provides vocational training for adults. Revenues in this company have been consistent. In a good or bad economy, we believe people will still seek continuing education to advance their careers. What's more, the company enjoys a strong competitive position. It has a superb reputation for placing graduates in good jobs. When we combine these reasons, we see a company whose revenues and earnings are relatively consistent over all market cycles.

Our holdings in companies with reasonably steady earnings cushioned the Fund's performance over the past year. We also benefited from our investments in more typical "growth" companies -- those with rapidly growing earnings.

As a group, small companies tend to depend very little on foreign sales. So, no matter how the current crises in Asia, Russia, and elsewhere evolve, they will probably have a minimal direct impact on small companies' revenues and earnings.

It's important to note that small-cap stocks have been out of favor for quite some time. In fact, despite the rebound we've seen since early October, small-cap stocks are priced at lower valuations relative to large-cap stocks. Consider these facts. Many small companies have been reporting higher earnings growth -- and more positive earnings surprises -- than large companies. So far this year, large companies have experienced little or no growth.

Markets move in cycles, and we do not believe small-cap stocks will underperform indefinitely. As we await the eventual turnaround, we will continue our disciplined strategy of investing in rapidly growing small companies with strong fundamentals and healthy growth prospects -- what makes Oppenheimer Variable Account Funds - Oppenheimer Small Cap Growth Fund part of THE RIGHT WAY TO INVEST.

----------------------------
1. The Fund's portfolio is subject to change.

--------------------------------------------------------------------------------
MANAGEMENT'S DISCUSSION OF PERFORMANCE. Small Cap Growth Fund was negatively affected by the sharp decline in small-cap stocks over the Fund's fiscal year that ended December 31, 1998. Stock and bond markets worldwide experienced considerable instability, with particular tumult felt in Southeast Asia, Russia and Latin America. The U.S. stock market climbed to record levels through July before correcting sharply in the third quarter and rebounding to new highs in the fourth quarter of 1998. During the period, the Fund emphasized "non-cyclical" companies, which have the potential to grow steadily, regardless of the strength of the economy. In light of the difficult environment for small-cap stocks, the Fund's most successful investments were in industries such as healthcare and technology. The Fund's portfolio holdings, allocations and management strategies are subject to change.
--------------------------------------------------------------------------------
COMPARING THE FUND'S PERFORMANCE TO THE MARKET. The graph that follows shows the performance of a hypothetical $10,000 investment in the Fund held until December 31, 1998. Performance information does not reflect charges that apply to separate accounts investing in the Fund. If these charges and expenses were taken into account, performance would be lower. The graph assumes that all dividends and capital gains distributions were reinvested in additional shares.

The Fund's performance is compared to the performance of the Russell 2000 Index, which is an index of the 2000 smallest securities in the Russell 3000 Index with market values ranging from $25 million to $275 million. Index performance reflects the reinvestment of dividends but does not consider the effect of capital gains or transaction costs, and none of the data in the graphs that follow shows the effect of taxes. The Fund's performance reflects the effects of Fund's business and operating expenses. While index comparisons may be useful to provide a benchmark for the Fund's performance, it must be noted that the Fund's investments are not limited to the investments in the index.

COMPARISON OF CHANGE IN VALUE OF $10,000 HYPOTHETICAL INVESTMENTS IN:
OVAF/Oppenheimer Small Cap Fund and Russell 2000 Index

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

           OPPENHEIMER SMALL CAP     RUSSELL
                GROWTH FUND        2000 INDEX
5/1/98                    $10,000      $10,000
12/31/98                   $9,600       $8,806

CUMULATIVE TOTAL RETURN OF THE FUND AT 12/31/98
LIFE -4.00%

Total returns and the ending account value in the graph show change in share value and include reinvestment of all dividends and capital gains distributions. The performance information in the graph for the Russell 2000 Index begins on 4/30/98.

The inception date of the Fund was 5/1/98.

Past performance is not predictive of future performance.

OPPENHEIMER VARIABLE ACCOUNT FUNDS - OPPENHEIMER MONEY FUND
STATEMENT OF INVESTMENTS
DECEMBER 31, 1998

                                                              PRINCIPAL     VALUE
                                                              AMOUNT        NOTE 1
-------------------------------------------------------------------------------------------
REPURCHASE AGREEMENTS - 1.2%
-------------------------------------------------------------------------------------------
Repurchase agreement with PaineWebber, Inc., 6.25%, dated
12/31/98, to be repurchased at $1,801,250 on 1/4/99,
collateralized by Federal National Mortgage Assn.
Participation Nts., 6% 12/1/13, with a value of $1,842,032    $ 1,800,000   $    1,800,000
-------------------------------------------------------------------------------------------
CERTIFICATES OF DEPOSIT - 2.0%
-------------------------------------------------------------------------------------------
Societe Generale, 5.80%, 3/31/99                                3,000,000        3,000,215
-------------------------------------------------------------------------------------------
LETTERS OF CREDIT - 9.6%
-------------------------------------------------------------------------------------------
Abbey National plc, guaranteeing commercial paper of Abbey
National North America Corp., 5.50%, 2/4/99                     3,500,000        3,481,820
-------------------------------------------------------------------------------------------
Bank of America, NT & SA, guaranteeing commercial paper of
Minmetals Capitals & Securities, Inc., 4.95%, 3/8/99            4,000,000        3,963,700
-------------------------------------------------------------------------------------------
Barclays Bank plc, guaranteeing commercial paper of:
Banca Serfin, SA, Institucion de Banca Multiple, Grupo
Financiero Serfin, Nassau Branch, 5.42%, 5/26/99                1,500,000        1,467,254
Pactual Overseas Corp., 5.05%, 5/14/99                          2,750,000        2,698,693
-------------------------------------------------------------------------------------------
Bayerische Veriensbank AG, guaranteeing commercial paper of
Unibanco-Uniao de Bancos Brasileiros, Series D, 5.05%,
4/16/99                                                         3,000,000        2,955,813
                                                                            ---------------
Total Letters of Credit                                                         14,567,280
-------------------------------------------------------------------------------------------
SHORT-TERM NOTES - 86.9%
-------------------------------------------------------------------------------------------
ASSET-BACKED - 11.1%
Atlantis One Funding Corp., 5.20%, 5/14/99(1)                   2,500,000        2,451,326
-------------------------------------------------------------------------------------------
Cooperative Assn. of Tractor Dealers, Inc.:
Series A, 4.92%, 4/21/99                                        1,500,000        1,477,450
Series B, 4.92%, 4/23/99                                        1,000,000          984,693
-------------------------------------------------------------------------------------------
Park Avenue Receivables Corp., 5.60%, 1/13/99(1)                4,000,000        3,992,600
-------------------------------------------------------------------------------------------
Preferred Receivables Funding Corp., 4.93%, 6/21/99(1)          3,000,000        2,929,890
-------------------------------------------------------------------------------------------
Sigma Finance, Inc.:
5.50%, 1/29/99(1)                                               2,500,000        2,489,500
5.50%, 2/12/99(1)                                               2,500,000        2,483,958
                                                                            ---------------
                                                                                16,809,417
-------------------------------------------------------------------------------------------
BANK HOLDING COMPANIES - 4.5%
Bankers Trust Co., New York:
5.01%, 7/15/99                                                  2,000,000        1,945,725
5.05%, 6/2/99                                                   5,000,000        4,893,389
                                                                            ---------------
                                                                                 6,839,114
-------------------------------------------------------------------------------------------
BEVERAGES - 2.3%
Coca-Cola Enterprises, Inc., 5.11%, 3/4/99(1)                   3,500,000        3,469,198
-------------------------------------------------------------------------------------------
BROKER/DEALERS - 17.5%
Bear Stearns Cos., Inc., 4.92%, 2/18/99(2)                      2,000,000        2,000,000
-------------------------------------------------------------------------------------------
Goldman Sachs Group, LP:
5%, 4/20/99                                                     4,000,000        3,939,445
5.10%, 3/22/99                                                  3,000,000        2,966,000

OPPENHEIMER VARIABLE ACCOUNT FUNDS - OPPENHEIMER MONEY FUND
STATEMENT OF INVESTMENTS (CONTINUED)

                                                              PRINCIPAL     VALUE
                                                              AMOUNT        NOTE 1
-------------------------------------------------------------------------------------------
BROKER/DEALERS (CONTINUED)
Lehman Brothers Holdings, Inc., 5.495%, 2/25/99               $ 1,000,000   $      991,605
-------------------------------------------------------------------------------------------
Merrill Lynch & Co., Inc.:
5.50%, 2/26/99                                                  3,000,000        2,974,333
5.51%, 2/12/99                                                  2,500,000        2,483,929
-------------------------------------------------------------------------------------------
Morgan Stanley Dean Witter & Co., 5.50%, 1/4/99(2)              4,300,000        4,300,000
-------------------------------------------------------------------------------------------
NationsBanc Montgomery Securities, LLC, 5.70%, 1/4/99(2)        5,000,000        5,000,000
-------------------------------------------------------------------------------------------
Salomon Smith Barney Holdings, Inc., 5.15%, 2/18/99             2,000,000        1,986,267
                                                                            ---------------
                                                                                26,641,579
-------------------------------------------------------------------------------------------
COMMERCIAL FINANCE - 12.6%
Countrywide Home Loans:
5.25%, 2/27/99(2)                                               1,200,000        1,200,000
5.50%, 1/8/99                                                   4,000,000        3,995,722
-------------------------------------------------------------------------------------------
FINOVA Capital Corp.:
5.32%, 5/7/99                                                   2,300,000        2,257,174
5.33%, 2/26/99                                                  1,250,000        1,239,597
5.38%, 5/21/99                                                  1,000,000          979,311
-------------------------------------------------------------------------------------------
Heller Financial, Inc.:
5.289%, 1/11/99(2)                                              1,500,000        1,500,000
6.51%, 9/20/99                                                  2,080,000        2,095,221
-------------------------------------------------------------------------------------------
Safeco Cedit Co., 4.95%, 6/11/99                                2,000,000        1,955,725
-------------------------------------------------------------------------------------------
TransAmerica Finance Corp., 5.11%, 3/1/99                       4,000,000        3,966,501
                                                                            ---------------
                                                                                19,189,251
-------------------------------------------------------------------------------------------
CONSUMER FINANCE - 2.6%
Sears Roebuck Acceptance Corp., 4.90%, 6/23/99                  4,000,000        3,905,811
-------------------------------------------------------------------------------------------
DIVERSIFIED FINANCIAL - 7.5%
General Motors Acceptance Corp.:
5.48%, 1/28/99                                                  3,000,000        2,987,603
5.50%, 2/19/99                                                  1,500,000        1,488,771
-------------------------------------------------------------------------------------------
Household Finance Corp., 4.948%, 3/29/99(2)                     5,000,000        4,999,178
-------------------------------------------------------------------------------------------
Household International, Inc., 5.21%, 2/3/99(1)                 2,000,000        1,990,448
                                                                            ---------------
                                                                                11,466,000
-------------------------------------------------------------------------------------------
INDUSTRIAL SERVICES - 4.6%
Atlas Copco AB:
5.27%, 4/21/99(1)                                               3,000,000        2,951,692
5.42%, 1/19/99(1)                                               4,000,000        3,989,160
                                                                            ---------------
                                                                                 6,940,852
-------------------------------------------------------------------------------------------
INSURANCE - 17.8%
AIG Life Insurance Co., 5.62%, 1/4/99(2)(3)                     3,000,000        3,000,000
-------------------------------------------------------------------------------------------
General American Life Insurance Co., 5.24%, 1/4/99(2)           5,000,000        5,000,000
-------------------------------------------------------------------------------------------
Pacific Life Insurance Co., 4.73%, 1/4/99(2)(3)                 5,000,000        5,000,000
-------------------------------------------------------------------------------------------
Protective Life Insurance Co., 5.577%, 1/4/99(2)                5,000,000        5,000,000
-------------------------------------------------------------------------------------------
Safeco Corp., 4.90%, 6/17/99                                    2,000,000        1,954,539
-------------------------------------------------------------------------------------------
Security Benefit Life Insurance Co., 5.577%, 1/4/99(2)          5,000,000        5,000,000

OPPENHEIMER VARIABLE ACCOUNT FUNDS - OPPENHEIMER MONEY FUND
STATEMENT OF INVESTMENTS (CONTINUED)

                                                              PRINCIPAL     VALUE
                                                              AMOUNT        NOTE 1
-------------------------------------------------------------------------------------------
INSURANCE (CONTINUED)
Travelers Insurance Co., 5.034%, 1/4/99(2)(3)                 $ 2,000,000   $    2,000,000
                                                                            ---------------
                                                                                26,954,539
-------------------------------------------------------------------------------------------
LEASING & FACTORING - 4.4%
American Honda Finance Corp., 5.219%, 1/20/99(2)(4)             3,000,000        3,000,000
-------------------------------------------------------------------------------------------
International Lease Finance Corp., 6.625%, 4/1/99               3,675,000        3,685,758
                                                                            ---------------
                                                                                 6,685,758
-------------------------------------------------------------------------------------------
SPECIAL PURPOSE FINANCIAL - 2.0%
SMM Trust, Series 1998-I, 5.624%, 5/28/99(2)(3)                 3,000,000        3,000,000
                                                                            ---------------
Total Short-Term Notes                                                         131,901,519
-------------------------------------------------------------------------------------------
TOTAL INVESTMENTS, AT VALUE                                          99.7%     151,269,014
-------------------------------------------------------------------------------------------
OTHER ASSETS NET OF LIABILITIES                                       0.3          529,786
                                                              -----------   ---------------
NET ASSETS                                                          100.0%  $  151,798,800
                                                              -----------   ---------------
                                                              -----------   ---------------

Short-term notes and letters of credit are generally traded on a discount basis; the interest rate is the discount rate received by the Fund at the time of purchase. Other securities normally bear interest at the rates shown.

1. Security issued in an exempt transaction without registration under the Securities Act of 1933. Such securities amount to $26,747,772, or 17.62% of the Fund's net assets, and have been determined to be liquid pursuant to guidelines adopted by the Board of Trustees.

2. Floating or variable rate obligation. The interest rate, which is based on specific, or an index of, market interest rates, is subject to change periodically and is the effective rate on December 31, 1998. This instrument may also have a demand feature which allows, on up to 30 days' notice, the recovery of principal at any time, or at specified intervals not exceeding one year. Maturity date shown represents effective maturity based on variable rate and, if applicable, demand feature.

3. Identifies issues considered to be illiquid or restricted -- See applicable note of Notes to Financial Statements.

4. Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees. These securities amount to $3,000,000, or 1.98% of the Fund's net assets as of December 31, 1998.

See accompanying Notes to Financial Statements.

OPPENHEIMER VARIABLE ACCOUNT FUNDS - OPPENHEIMER HIGH INCOME FUND
STATEMENT OF INVESTMENTS
DECEMBER 31, 1998

                                          PRINCIPAL       MARKET VALUE
                                          AMOUNT(1)       NOTE 1
-------------------------------------------------------------------------
MORTGAGE-BACKED OBLIGATIONS - 2.5%
-------------------------------------------------------------------------
AMRESCO Commercial Mortgage Funding
I Corp., Multiclass Mtg.
Pass-Through Certificates, Series
1997-C1, Cl. H, 7%, 6/17/29(2)            $      200,000  $      137,562
-------------------------------------------------------------------------
Asset Securitization Corp.,
Commercial Mtg. Pass-Through
Certificates, Series 1997-D4:
Cl. B1, 7.525%, 4/14/29(3)                       167,000         133,913
Cl. B2, 7.525%, 4/14/29(3)                       167,000         129,477
Cl. B3, 7.525%, 4/14/29(3)                       166,000         117,186
-------------------------------------------------------------------------
CBA Mortgage Corp., Mtg.
Pass-Through Certificates, Series
1993-C1:
Cl. E, 7.76%, 12/25/03(2)(3)                     250,000         232,969
Cl. F, 7.76%, 12/25/03(2)(3)                     700,000         571,594
-------------------------------------------------------------------------
CS First Boston Mortgage Securities
Corp., Mtg. Pass-Through
Certificates, Series 1997-C1:
Cl. F, 7.50%, 6/20/13(2)                         300,000         233,906
Cl. G, 7.50%, 6/20/14(2)                         500,000         357,969
Cl. H, 7.50%, 8/20/14(2)                         225,000         154,406
-------------------------------------------------------------------------
First Chicago/Lennar Trust 1,
Commercial Mtg. Pass-Through
Certificates, Series 1997-CHL1,
8.098%, 2/25/11-5/25/08(2)(3)                  1,800,000       1,423,500
-------------------------------------------------------------------------
Morgan Stanley Capital I, Inc.,
Commercial Mtg. Pass-Through
Certificates, Series 1996-C1, Cl.
E, 7.436%, 3/15/06(2)(3)                         835,342         781,567
-------------------------------------------------------------------------
Mortgage Capital Funding, Inc.,
Commercial Mtg. Pass-Through
Certificates, Series 1997-MC1, Cl.
F, 7.452%, 5/20/07(2)                            254,890         211,768
-------------------------------------------------------------------------
Resolution Trust Corp., Commercial
Mtg. Pass-Through Certificates:
Series 1994-C1, Cl. E, 8%, 6/25/26               638,732         629,102
Series 1994-C2, Cl. G, 8%, 4/25/25               702,303         684,746
Series 1995-C1, Cl. F, 6.90%,
2/25/27                                          574,328         537,401
-------------------------------------------------------------------------
Salomon Brothers Mortgage
Securities VII, Series 1996-B, Cl.
1, 7.132%, 4/25/26(2)                          1,452,915       1,072,433
-------------------------------------------------------------------------
Structured Asset Securities Corp.,
Multiclass Pass-Through
Certificates, Series 1996-C3, Cl.
E, 8.458%, 6/25/30(4)                            650,000         628,977
                                                          ---------------
Total Mortgage-Backed Obligations
(Cost $7,948,598)                                              8,038,476

-------------------------------------------------------------------------
FOREIGN GOVERNMENT OBLIGATIONS -
2.2%
-------------------------------------------------------------------------
Argentina (Republic of) Bonds,
Bonos de Consolidacion de Deudas,
Series I, 3.011%, 4/1/07(3)(ARP)               2,880,683       1,856,930
-------------------------------------------------------------------------
Brazil (Federal Republic of)
Capitalization Bonds, 8%, 4/15/14                588,810         351,814
-------------------------------------------------------------------------
Brazil (Federal Republic of)
Eligible Interest Bonds, 6.125%,
4/15/06(3)                                     1,056,000         681,120
-------------------------------------------------------------------------
Bulgaria (Republic of) Front-Loaded
Interest Reduction Bearer Bonds,
Tranche A, 2.50%, 7/28/12(5)                     500,000         286,250
-------------------------------------------------------------------------
Bulgaria (Republic of) Interest
Arrears Bonds, 6.688%, 7/28/11(3)              1,450,000         975,125
-------------------------------------------------------------------------
Germany (Republic of) Treasury
Bills, Zero Coupon, 3.404%,
1/15/99(6)(DEM)                                3,000,000       1,799,162
-------------------------------------------------------------------------
Panama (Government of) Interest
Reduction Bonds, 4%, 7/17/14(5)                  275,000         205,563
-------------------------------------------------------------------------
Peru (Republic of) Past Due
Interest Bonds, Series 20 yr., 4%,
3/7/17(5)                                        400,000         252,000

OPPENHEIMER VARIABLE ACCOUNT FUNDS - OPPENHEIMER HIGH INCOME FUND
STATEMENT OF INVESTMENTS (CONTINUED)

                                          PRINCIPAL       MARKET VALUE
                                          AMOUNT(1)       NOTE 1
-------------------------------------------------------------------------
FOREIGN GOVERNMENT OBLIGATIONS
(CONTINUED)
-------------------------------------------------------------------------
Philippines (Republic of) Debs.,
6%, 12/1/09(3)                            $      149,600  $      122,298
-------------------------------------------------------------------------
PT Hutama Karya Promissory Nts.,
Zero Coupon, 2/10/98 (2)(7)(IDR)           1,000,000,000          31,250
-------------------------------------------------------------------------
Russia (Government of) Debs.,
5.969%, 12/15/15(3)                               17,680           1,956
-------------------------------------------------------------------------
Russia (Government of) Principal
Loan Debs., Series 24 yr., 5.969%,
12/15/20(3)                                    1,050,000          64,982
-------------------------------------------------------------------------
United Mexican States Sr. Nts.,
8.625%, 3/12/08                                  500,000         463,750
                                                          ---------------
Total Foreign Government
Obligations (Cost $7,573,982)                                  7,092,200
-------------------------------------------------------------------------
CORPORATE BONDS AND NOTES - 77.1%
-------------------------------------------------------------------------
AEROSPACE/DEFENSE - 3.5%
America West Airlines, Inc., 10.75%
Sr. Nts., 9/1/05                               1,000,000       1,045,000
-------------------------------------------------------------------------
Amtran, Inc.:
9.625% Nts., 12/15/05                            800,000         804,000
10.50% Sr. Nts., 8/1/04                          700,000         731,500
-------------------------------------------------------------------------
Atlas Air, Inc.:
9.25% Sr. Nts., 4/15/08(2)                     1,325,000       1,328,312
9.375% Sr. Nts., 11/15/06(4)                   1,000,000       1,025,000
10.75% Sr. Nts., 8/1/05                          700,000         738,500
-------------------------------------------------------------------------
BE Aerospace, Inc., 9.50% Sr. Sub.
Nts., 11/1/08(4)                               1,840,000       1,959,600
-------------------------------------------------------------------------
Constellation Finance LLC, 9.80%
Airline Receivable Asset-Backed
Nts., Series 1997-1, 1/1/01(2)                   800,000         784,000
-------------------------------------------------------------------------
Decrane Aircraft Holdings, Inc.,
Units (each unit consists of $1,000
principal amount of 12% sr. sub.
nts., 9/30/08 and one warrant to
purchase 1.55 shares of common
stock)(4)(8)                                   1,750,000       1,758,750
-------------------------------------------------------------------------
Pegasus Aircraft Lease
Securitization Trust, 11.76% Sr.
Nts., Series 1997-A, Cl. B,
6/15/04(2)                                       317,051         338,104
-------------------------------------------------------------------------
Trans World Airlines Lease, 14%
Equipment Trust, 7/2/08(2)                       855,765         847,208
                                                          ---------------
                                                              11,359,974
-------------------------------------------------------------------------
CHEMICALS - 1.5%
Brunner Mond Group plc, 12.50% Sr.
Sub. Nts., 7/15/08(4)(GBP)                     1,200,000       1,840,381
-------------------------------------------------------------------------
ClimaChem, Inc., 10.75% Sr. Unsec.
Nts., Series B, 12/1/07                          500,000         505,000
-------------------------------------------------------------------------
ICO, Inc., 10.375% Sr. Nts., 6/1/07              275,000         257,125
-------------------------------------------------------------------------
Laroche Industries, Inc., 9.50% Sr.
Sub. Nts., Series B, 9/15/07                     330,000         265,650
-------------------------------------------------------------------------
PCI Chemicals Canada, Inc., 9.25%
Sec. Nts., 10/15/07                              500,000         387,500
-------------------------------------------------------------------------
Pioneer Americas Acquisition Corp.,
9.25% Sr. Nts., 6/15/07                          400,000         322,000
-------------------------------------------------------------------------
Sovereign Specialty Chemicals,
Inc., 9.50% Sr. Unsec. Sub. Nts.,
Series B, 8/1/07                                 795,000         810,900
-------------------------------------------------------------------------
Sterling Chemicals, Inc., 11.25%
Sr. Sub. Nts., 4/1/07                            250,000         211,250
-------------------------------------------------------------------------
Texas Petrochemicals Corp., 11.125%
Sr. Sub. Nts., 7/1/06                            280,000         277,200
                                                          ---------------
                                                               4,877,006
-------------------------------------------------------------------------
CONSUMER DURABLES - 0.3%
Holmes Products Corp., 9.875% Sr.
Unsec. Sub. Nts., Series B,
11/15/07                                         425,000         403,750

OPPENHEIMER VARIABLE ACCOUNT FUNDS - OPPENHEIMER HIGH INCOME FUND
STATEMENT OF INVESTMENTS (CONTINUED)

                                          PRINCIPAL       MARKET VALUE
                                          AMOUNT(1)       NOTE 1
-------------------------------------------------------------------------
CONSUMER DURABLES (CONTINUED)

TAG Heuer International SA, 12% Sr.
Sub. Nts., 12/15/05(2)                    $      350,000  $      406,353
                                                          ---------------
                                                                 810,103
-------------------------------------------------------------------------
CONSUMER NON-DURABLES - 3.0%
AKI Holdings, Inc.:
0%/13.50% Sr. Disc. Debs.,
7/1/09(4)(9)                                   1,080,000         426,600
10.50% Sr. Nts., 7/1/08(4)                     1,000,000         955,000
-------------------------------------------------------------------------
American Pad & Paper Co., 13% Sr.
Sub. Nts., Series B, 11/15/05                    880,000         506,000
-------------------------------------------------------------------------
Bell Sports, Inc., 11% Sr. Sub.
Nts., 8/15/08(4)                                 900,000         918,000
-------------------------------------------------------------------------
Globe Manufacturing, Inc., 10% Sr.
Sub. Nts., 8/1/08(4)                             900,000         819,000
-------------------------------------------------------------------------
Phillips-Van Heusen Corp., 9.50%
Sr. Unsec. Sub. Nts., 5/1/08                     720,000         723,600
-------------------------------------------------------------------------
Revlon Consumer Products Corp.:
8.625% Sr. Unsec. Sub. Nts., 2/1/08            2,200,000       2,013,000
9% Sr. Nts., 11/1/06(4)                        1,000,000       1,000,000
-------------------------------------------------------------------------
Revlon Worldwide Corp., Zero Coupon
Sr. Sec. Disc. Nts., Series B,
11.41%, 3/15/01(6)                             1,250,000         718,750
-------------------------------------------------------------------------
Salton/Maxim Housewares, Inc.,
10.75% Sr. Sub. Nts., 12/15/05(4)              1,000,000       1,011,250
-------------------------------------------------------------------------
Styling Technology Corp., 10.875%
Sr. Sub. Nts., 7/1/08                            600,000         573,000
-------------------------------------------------------------------------
William Carter Co., 10.375% Sr.
Sub. Nts., Series A, 12/1/06                     235,000         249,100
                                                          ---------------
                                                               9,913,300
-------------------------------------------------------------------------
ENERGY - 4.0%
AEI Resources, Inc., 11.50% Sr.
Sub. Nts., 12/15/06(4)                           750,000         744,375
-------------------------------------------------------------------------
Belden & Blake Corp., 9.875% Sr.
Sub. Nts., 6/15/07                               480,000         391,200
-------------------------------------------------------------------------
Clark Refinancing & Marketing,
Inc., 8.875% Sr. Sub. Nts.,
11/15/07                                       1,040,000         930,800
-------------------------------------------------------------------------
Clark USA, Inc., 10.875% Sr. Nts.,
Series B, 12/1/05                                275,000         254,375
-------------------------------------------------------------------------
Dailey International, Inc., 9.50%
Sr. Unsec. Nts., Series B, 2/15/08               800,000         356,000
-------------------------------------------------------------------------
Denbury Management, Inc., 9% Sr.
Sub. Nts., 3/1/08                                800,000         676,000
-------------------------------------------------------------------------
Empresa Electric Del Norte, 10.50%
Sr. Debs., 6/15/05(4)                          1,000,000         685,000
-------------------------------------------------------------------------
Gothic Production Corp., 11.125%
Sr. Sec. Nts., Series B, 5/1/05(4)               500,000         392,500
-------------------------------------------------------------------------
Grant Geophysical, Inc., 9.75% Sr.
Unsec. Nts., Series B, 2/15/08                 1,025,000         702,125
-------------------------------------------------------------------------
National Energy Group, Inc., 10.75%
Sr. Nts., Series D, 11/1/06(7)                   810,000         303,750
-------------------------------------------------------------------------
Ocean Rig Norway AS, 10.25% Sr.
Sec. Nts., 6/1/08                              1,420,000       1,143,100
-------------------------------------------------------------------------
P&L Coal Holdings Corp., 9.625% Sr.
Sub. Nts., Series B, 5/15/08                   1,800,000       1,827,000
-------------------------------------------------------------------------
Petroleum Heat & Power Co., Inc.,
9.375% Sr. Sub. Debs., 2/1/06                  1,175,000       1,104,500
-------------------------------------------------------------------------
Pogo Producing Co., 8.75% Sr. Sub.
Nts., 5/15/07                                    800,000         744,000
-------------------------------------------------------------------------
RAM Energy, Inc., 11.50% Sr. Unsec.
Nts., 2/15/08                                  1,060,000         747,300
-------------------------------------------------------------------------
Statia Terminals
International/Statia Terminals
(Canada), Inc., 11.75% First Mtg.
Nts., Series B, 11/15/03                         225,000         226,125
-------------------------------------------------------------------------
Stone Energy Corp., 8.75% Sr. Sub.
Nts., 9/15/07                                    735,000         712,950
-------------------------------------------------------------------------
Universal Compression Holdings,
Inc.:
0%/9.875% Sr. Disc. Nts.,
2/15/08(9)                                     1,325,000         801,625

OPPENHEIMER VARIABLE ACCOUNT FUNDS - OPPENHEIMER HIGH INCOME FUND
STATEMENT OF INVESTMENTS (CONTINUED)

                                          PRINCIPAL       MARKET VALUE
                                          AMOUNT(1)       NOTE 1
-------------------------------------------------------------------------
ENERGY (CONTINUED)
Universal Compression Holdings,
Inc.: (Continued)
0%/11.375% Sr. Disc. Nts.,
2/15/09(9)                                $      720,000  $      432,000
                                                          ---------------
                                                              13,174,725
-------------------------------------------------------------------------
FINANCIAL - 1.5%
Bakrie Investindo, Zero Coupon
Promissory Nts., 3/26/98(2)(7)(IDR)        1,000,000,000          31,250
-------------------------------------------------------------------------
Bank Plus Corp., 12% Sr. Nts.,
7/18/07                                          517,000         416,185
-------------------------------------------------------------------------
CB Richard Ellis Services, Inc.,
8.875% Sr. Unsec. Sub. Nts., 6/1/06              900,000         886,500
-------------------------------------------------------------------------
ECM Fund, L.P. I., 14% Sub. Nts.,
6/10/02(2)                                        36,714          36,807
-------------------------------------------------------------------------
Local Financial Corp., 11% Sr.
Nts., 9/8/04(4)                                  800,000         812,000
-------------------------------------------------------------------------
Ocwen Capital Trust I, 10.875%
Capital Nts., 8/1/27                             450,000         362,250
-------------------------------------------------------------------------
PT Polysindo Eka Perkasa, 24% Nts.,
6/19/03(IDR)                                 657,200,000           9,858
-------------------------------------------------------------------------
Saul (B.F.) Real Estate Investment
Trust, 9.75% Sr. Sec. Nts., Series
B, 4/1/08                                      2,000,000       1,870,000
-------------------------------------------------------------------------
Southern Pacific Funding Corp.,
11.50% Sr. Nts., 11/1/04(7)                      300,000          81,000
-------------------------------------------------------------------------
Veritas Capital Trust, 10% Nts.,
1/1/28                                           550,000         496,375
                                                          ---------------
                                                               5,002,225
-------------------------------------------------------------------------
FOOD & DRUG - 1.7%
Fleming Cos., Inc.:
10.50% Sr. Sub. Nts., Series B,
12/1/04                                          300,000         285,000
10.625% Sr. Sub. Nts., Series B,
7/31/07                                        1,135,000       1,064,062
-------------------------------------------------------------------------
Pathmark Stores, Inc.:
0%/10.75% Jr. Sub. Deferred Coupon
Nts., 11/1/03(9)                               2,710,000       2,235,750
12.625% Sub. Nts., 6/15/02                       900,000         882,000
-------------------------------------------------------------------------
Randall's Food Markets, Inc.,
9.375% Sr. Sub. Nts., Series B,
7/1/07                                         1,060,000       1,152,750
                                                          ---------------
                                                               5,619,562
-------------------------------------------------------------------------
FOOD/TOBACCO - 1.6%
Aurora Foods, Inc., 8.75% Sr. Sub.
Nts., Series B, 7/1/08                           520,000         543,400
-------------------------------------------------------------------------
Del Monte Foods Co., 0%/12.50% Sr.
Disc. Nts., Series B, 12/15/07(9)                750,000         517,500
-------------------------------------------------------------------------
Packaged Ice, Inc., 9.75% Sr.
Unsec. Nts., Series B, 2/1/05                  1,600,000       1,608,000
-------------------------------------------------------------------------
Purina Mills, Inc., 9% Sr. Unsec.
Sub. Nts., 3/15/10                               400,000         410,000
-------------------------------------------------------------------------
SmithField Foods, Inc., 7.625% Sr.
Unsec. Sub. Nts., 2/15/08                        925,000         934,250
-------------------------------------------------------------------------
Sparkling Spring Water Group Ltd.,
11.50% Sr. Sec. Sub. Nts., 11/15/07            1,175,000       1,139,750
                                                          ---------------
                                                               5,152,900
-------------------------------------------------------------------------
FOREST PRODUCTS/CONTAINERS - 1.0%
Ball Corp.:
7.75% Sr. Nts., 8/1/06(4)                        700,000         735,000
8.25% Sr. Sub. Nts., 8/1/08(4)                   800,000         836,000
-------------------------------------------------------------------------
Four M Corp., 12% Sr. Sec. Nts.,
Series B, 6/1/06                                 190,000         141,550
-------------------------------------------------------------------------
Riverwood International Corp.:
10.625% Sr. Unsec. Nts., 8/1/07                1,330,000       1,323,350
10.875% Sr. Sub. Nts., 4/1/08                    200,000         182,000

OPPENHEIMER VARIABLE ACCOUNT FUNDS - OPPENHEIMER HIGH INCOME FUND
STATEMENT OF INVESTMENTS (CONTINUED)

                                          PRINCIPAL       MARKET VALUE
                                          AMOUNT(1)       NOTE 1
-------------------------------------------------------------------------
FOREST PRODUCTS/CONTAINERS
(CONTINUED)

SF Holdings Group, Inc., 0%/12.75%
Sr. Disc. Nts., 3/15/08(9)                $      600,000  $      213,000
                                                          ---------------
                                                               3,430,900
-------------------------------------------------------------------------
GAMING/LEISURE - 5.5%
AP Holdings, Inc., 0%/11.25% Sr.
Disc. Nts., 3/15/08(9)                           450,000         245,250
-------------------------------------------------------------------------
Apcoa, Inc., 9.25% Sr. Unsec. Sub.
Nts., 3/15/08                                    940,000         869,500
-------------------------------------------------------------------------
Capital Gaming International, Inc.,
11.50% Promissory Nts., 8/1/95(7)                  9,500              --
-------------------------------------------------------------------------
Capstar Hotel Co., 8.75% Sr. Sub.
Nts., 8/15/07                                    840,000         823,200
-------------------------------------------------------------------------
Empress Entertainment, Inc., 8.125%
Sr. Sub. Nts., 7/1/06                            500,000         500,000
-------------------------------------------------------------------------
Grand Casinos, Inc., 10.125% First
Mtg. Sec. Nts., 12/1/03                          630,000         689,850
-------------------------------------------------------------------------
Hard Rock Hotel, Inc., 9.25% Sr.
Sub. Nts., 4/1/05                              1,600,000       1,608,000
-------------------------------------------------------------------------
Harveys Casino Resorts, 10.625% Sr.
Unsec. Sub. Nts., 6/1/06                         120,000         130,200
-------------------------------------------------------------------------
Horseshoe Gaming LLC, 9.375% Sr.
Sub. Nts., 6/15/07                             1,300,000       1,348,750
-------------------------------------------------------------------------
Intrawest Corp.:
9.75% Sr. Nts., 8/15/08                          900,000         927,000
9.75% Sr. Unsec. Nts., 8/15/08(4)                600,000         618,000
-------------------------------------------------------------------------
Mohegan Tribal Gaming Authority
(Connecticut), 13.50% Sr. Sec.
Nts., Series B, 11/15/02                         725,000         873,625
-------------------------------------------------------------------------
Outboard Marine Corp., 10.75% Sr.
Nts., 6/1/08(4)                                  590,000         578,200
-------------------------------------------------------------------------
Park Place Entertainment Corp.,
7.875% Sr. Sub. Nts., 12/15/05(4)                800,000         805,000
-------------------------------------------------------------------------
Premier Parks, Inc.:
0%/10% Sr. Disc. Nts., 4/1/08(9)               1,200,000         819,000
9.25% Sr. Nts., 4/1/06                           600,000         623,250
-------------------------------------------------------------------------
Rio Hotel & Casino, Inc.:
9.50% Sr. Sub. Nts., 4/15/07                   1,000,000       1,110,000
10.625% Sr. Sub. Nts., 7/15/05                   125,000         136,875
-------------------------------------------------------------------------
Showboat Marina Casino
Partnership/Showboat Marina Finance
Corp., 13.50% First Mtg. Nts.,
Series B, 3/15/03                              1,125,000       1,276,875
-------------------------------------------------------------------------
Six Flags Entertainment Corp.,
8.875% Sr. Nts., 4/1/06                        1,000,000       1,031,250
-------------------------------------------------------------------------
Station Casinos, Inc.:
8.875% Sr. Sub. Nts., 12/1/08(4)               1,250,000       1,275,000
9.625% Sr. Sub. Nts., 6/1/03                     200,000         207,220
9.75% Sr. Sub. Nts., 4/15/07                     800,000         840,000
10.125% Sr. Sub. Nts., 3/15/06                   800,000         842,000
                                                          ---------------
                                                              18,178,045
-------------------------------------------------------------------------
HEALTHCARE - 2.1%
Fresenius Medical Care Capital
Trust II, 7.875% Nts., 2/1/08                  1,300,000       1,287,000
-------------------------------------------------------------------------
Fresenius Medical Care Capital
Trust III, 7.375% Nts., 2/1/08(DEM)            1,225,000         775,957
-------------------------------------------------------------------------
ICN Pharmaceutical, Inc., 8.75% Sr.
Nts., 11/15/08(4)                              1,065,000       1,080,975
-------------------------------------------------------------------------
Integrated Health Services, Inc.:
9.25% Sr. Sub. Nts., Series A,
1/15/08                                           90,000          84,600
9.50% Sr. Sub. Nts., 9/15/07                     760,000         725,800
10.25% Sr. Sub. Nts., 4/30/06                     35,000          34,475
-------------------------------------------------------------------------
Magellan Health Services, Inc., 9%
Sr. Sub. Nts., 2/15/08                         1,000,000         885,000

OPPENHEIMER VARIABLE ACCOUNT FUNDS - OPPENHEIMER HIGH INCOME FUND
STATEMENT OF INVESTMENTS (CONTINUED)

                                          PRINCIPAL       MARKET VALUE
                                          AMOUNT(1)       NOTE 1
-------------------------------------------------------------------------
HEALTHCARE (CONTINUED)

Oxford Health Plans, Inc., 11% Sr.
Nts., 5/15/05(4)                          $    1,200,000  $    1,134,000
-------------------------------------------------------------------------
Sun Healthcare Group, Inc., 9.50%
Sr. Sub. Nts., 7/1/07                            635,000         517,525
-------------------------------------------------------------------------
Tenet Healthcare Corp., 8.125% Sr.
Sub. Nts., 12/1/08(4)                            250,000         257,500
                                                          ---------------
                                                               6,782,832
-------------------------------------------------------------------------
HOUSING - 1.1%
Engle Homes, Inc., 9.25% Sr. Unsec.
Nts., Series C, 2/1/08                         1,300,000       1,306,500
-------------------------------------------------------------------------
Nortek, Inc.:
8.875% Sr. Nts., 8/1/08(4)                       250,000         256,250
9.125% Sr. Nts., Series B, 9/1/07              1,400,000       1,449,000
9.25% Sr. Nts., Series B, 3/15/07                625,000         643,750
                                                          ---------------
                                                               3,655,500
-------------------------------------------------------------------------
INFORMATION TECHNOLOGY - 1.2%
Covad Communications Group, Inc.,
0%/13.50% Sr. Disc. Nts.,
3/15/08(9)                                       900,000         499,500
-------------------------------------------------------------------------
Details, Inc., 10% Sr. Sub. Nts.,
Series B, 11/15/05                             1,125,000       1,074,375
-------------------------------------------------------------------------
Dyncorp, Inc., 9.50% Sr. Sub. Nts.,
3/1/07                                           625,000         628,125
-------------------------------------------------------------------------
Unisys Corp., 11.75% Sr. Nts.,
10/15/04                                         275,000         320,375
-------------------------------------------------------------------------
WAM!NET, Inc., 0%/13.25% Sr. Unsec.
Disc. Nts., Series B, 3/1/05(9)                1,750,000         962,500
-------------------------------------------------------------------------
Wavetek Corp., 10.125% Sr. Sub.
Nts., 6/15/07                                    500,000         477,500
                                                          ---------------
                                                               3,962,375
-------------------------------------------------------------------------
MANUFACTURING - 2.8%
American Standard Cos., Inc.,
7.625% Sr. Nts., 2/15/10(10)                   1,500,000       1,507,500
-------------------------------------------------------------------------
Axia, Inc. (New), 10.75% Sr. Sub.
Nts., 7/15/08                                    420,000         428,400
-------------------------------------------------------------------------
Burke Industries, Inc., 10% Sr.
Sub. Nts., 8/15/07                               400,000         390,000
-------------------------------------------------------------------------
Eagle-Picher Industries, Inc.,
9.375% Sr. Unsec. Sub. Nts., 3/1/08              850,000         803,250
-------------------------------------------------------------------------
Grove Worldwide LLC, 9.25% Sr. Sub.
Nts., 5/1/08                                     635,000         574,675
-------------------------------------------------------------------------
Hydrochem Industrial Services,
Inc., 10.375% Sr. Sub. Nts., 8/1/07              725,000         692,375
-------------------------------------------------------------------------
Insilco Corp., Units (each unit
consists of $1,000 principal amount
of 12% Sr. Sub. Nts., 8/15/07 and
one warrant to purchase 0.52 shares
of common stock)(4)(8)                           765,000         795,600
-------------------------------------------------------------------------
International Wire Group, Inc.,
11.75% Sr. Sub. Nts., Series B,
6/1/05                                           500,000         528,750
-------------------------------------------------------------------------
MOLL Industries, Inc., 10.50% Sr.
Sub. Nts., 7/1/08(4)                             560,000         551,600
-------------------------------------------------------------------------
Polymer Group, Inc.:
8.75% Sr. Sub. Nts., 3/1/08                    1,500,000       1,481,250
9% Sr. Sub. Nts., 7/1/07                         250,000         248,750
-------------------------------------------------------------------------
Roller Bearing Co. of America,
Inc., 9.625% Sr. Sub. Nts., Series
B, 6/15/07                                       560,000         546,000
-------------------------------------------------------------------------
Terex Corp., 8.875% Sr. Unsec. Sub.
Nts., 4/1/08                                     630,000         620,550
                                                          ---------------
                                                               9,168,700
-------------------------------------------------------------------------
MEDIA/ENTERTAINMENT-BROADCASTING -
2.3%
Capstar Broadcasting Partners,
Inc., 9.25% Sr. Sub. Nts., 7/1/07                915,000         951,600

OPPENHEIMER VARIABLE ACCOUNT FUNDS - OPPENHEIMER HIGH INCOME FUND
STATEMENT OF INVESTMENTS (CONTINUED)

                                          PRINCIPAL       MARKET VALUE
                                          AMOUNT(1)       NOTE 1
-------------------------------------------------------------------------
MEDIA/ENTERTAINMENT-BROADCASTING
(CONTINUED)
Chancellor Media Corp.:
8.75% Sr. Unsec. Sub. Nts., Series
B, 6/15/07                                $      975,000  $    1,004,250
9% Sr. Sub. Nts., 10/1/08(4)                   2,200,000       2,332,000
10.50% Sr. Sub. Nts., Series B,
1/15/07                                          450,000         495,000
-------------------------------------------------------------------------
Jacor Communications, Inc., 8% Sr.
Sub. Nts., 2/15/10                             1,180,000       1,250,800
-------------------------------------------------------------------------
Radio One, Inc., 7% Sr. Sub. Nts.,
Series B, 5/15/04(5)                             400,000         402,000
-------------------------------------------------------------------------
Sinclair Broadcast Group, Inc., 9%
Sr. Unsec. Sub. Nts., 7/15/07                  1,085,000       1,112,125
-------------------------------------------------------------------------
Spanish Broadcasting Systems, Inc.,
11% Sr. Nts., 3/15/04                             25,000          26,625
                                                          ---------------
                                                               7,574,400
-------------------------------------------------------------------------
MEDIA/ENTERTAINMENT-CABLE/WIRELESS
VIDEO - 5.0%
Adelphia Communications Corp.:
8.125% Sr. Nts., Series B, 7/15/03             1,000,000       1,028,750
8.375% Sr. Nts., Series B, 2/1/08              1,000,000       1,037,500
9.25% Sr. Nts., 10/1/02                          390,000         413,400
9.875% Sr. Nts., Series B, 3/1/07                140,000         155,400
10.50% Sr. Unsec. Nts., Series B,
7/15/04                                          340,000         382,500
-------------------------------------------------------------------------
CSC Holdings, Inc.:
7.875% Sr. Unsec. Debs., 2/15/18               1,000,000       1,041,600
9.875% Sr. Sub. Debs., 4/1/23                  1,000,000       1,117,500
9.875% Sr. Sub. Nts., 5/15/06                    550,000         602,250
10.50% Sr. Sub. Debs., 5/15/16                   250,000         295,000
-------------------------------------------------------------------------
Diva Systems Corp., Units (each
unit consists of $1,000 principal
amount of 0%/12.625% sr. disc.
nts., 3/1/08 and three warrants to
purchase three shares of common
stock)(4)(8)(9)                                  500,000         207,500
-------------------------------------------------------------------------
EchoStar Communications Corp.,
0%/12.875% Sr. Disc. Nts.,
6/1/04(9)                                        200,000         206,000
-------------------------------------------------------------------------
EchoStar DBS Corp., 12.50% Sr. Sec.
Nts., 7/1/02                                   1,700,000       1,963,500
-------------------------------------------------------------------------
EchoStar Satellite Broadcasting
Corp., 0%/13.125% Sr. Sec. Disc.
Nts., 3/15/04(9)                               2,005,000       2,010,012
-------------------------------------------------------------------------
Falcon Holding Group LP, 0%/9.285%
Sr. Disc. Debs., Series B,
4/15/10(9)                                     1,300,000         897,000
-------------------------------------------------------------------------
Falcon Holding Group LP, 8.375% Sr.
Unsec. Debs., Series B, 4/15/10                2,200,000       2,288,000
-------------------------------------------------------------------------
Helicon Group LP/Helicon Capital
Corp., 11% Sr. Sec. Nts., Series B,
11/1/03(3)                                       885,000         924,825
-------------------------------------------------------------------------
Optel, Inc., 13% Sr. Nts., Series
B, 2/15/05                                     1,020,000       1,014,900
-------------------------------------------------------------------------
Rogers Communications, Inc., 8.75%
Sr. Nts., 7/15/07(CAD)                           500,000         315,299
-------------------------------------------------------------------------
United International Holdings,
Inc., 0%/10.75% Sr. Disc. Nts.,
Series B, 2/15/08(9)(10)                       1,040,000         566,800
                                                          ---------------
                                                              16,467,736
-------------------------------------------------------------------------
MEDIA/ENTERTAINMENT-DIVERSIFIED
MEDIA - 2.0%
Ackerley Group, Inc., 9% Sr. Sub.
Nts., 1/15/09(4)                               1,250,000       1,275,000
-------------------------------------------------------------------------
GSP I Corp., 10.15% First Mtg.
Bonds, 6/24/10(2)                                452,782         461,956
-------------------------------------------------------------------------
Hollywood Theaters, Inc., 10.625%
Sr. Sub. Nts., 8/1/07                            225,000         167,062
-------------------------------------------------------------------------
Regal Cinemas, Inc.:
8.875% Sr. Sub. Nts., 12/15/10(4)              1,250,000       1,246,875

OPPENHEIMER VARIABLE ACCOUNT FUNDS - OPPENHEIMER HIGH INCOME FUND
STATEMENT OF INVESTMENTS (CONTINUED)

                                          PRINCIPAL       MARKET VALUE
                                          AMOUNT(1)       NOTE 1
-------------------------------------------------------------------------
MEDIA/ENTERTAINMENT-DIVERSIFIED
MEDIA (CONTINUED)
Regal Cinemas, Inc.: (Continued)

9.50% Sr. Sub. Nts., 6/1/08(4)            $      750,000  $      783,750
-------------------------------------------------------------------------
SFX Entertainment, Inc.:
9.125% Sr. Sub. Nts., 12/1/08(4)                 900,000         905,625
9.125% Sr. Unsec. Sub. Nts., Series
B, 2/1/08                                      1,800,000       1,791,000
                                                          ---------------
                                                               6,631,268
-------------------------------------------------------------------------
MEDIA/ENTERTAINMENT-TELECOMMUNICATIONS
-16.3%
Amazon.Com, Inc., 0%/10% Sr. Unsec.
Disc. Nts., 5/1/08(9)                          2,500,000       1,662,500
-------------------------------------------------------------------------
COLT Telecom Group plc:
0%/12% Sr. Unsec. Disc. Nts.,
12/15/06(9)                                      225,000         190,125
7.625% Bonds, 7/31/08(DEM)                     1,925,000       1,143,511
8.875% Sr. Nts., 11/30/07(DEM)                   250,000         154,231
10.125% Sr. Nts., 11/30/07(GBP)                  400,000         699,676
Units (each unit consists of $1,000
principal amount of 0%/12% sr.
disc. nts., 12/15/06 and one
warrant to purchase 7.8 common
shares)(8)(9)                                  1,775,000       1,499,875
-------------------------------------------------------------------------
Concentric Network Corp., 12.75%
Sr. Unsec. Nts., 12/15/07                        800,000         820,000
-------------------------------------------------------------------------
Convergent Communications, Inc.,
13% Sr. Nts., 4/1/08                             800,000         388,000
-------------------------------------------------------------------------
Diamond Cable Communications plc,
0%/11.75% Sr. Disc. Nts.,
12/15/05(9)                                    2,100,000       1,748,250
-------------------------------------------------------------------------
Diamond Holdings plc, 9.125% Sr.
Nts., 2/1/08                                     400,000         384,000
-------------------------------------------------------------------------
DTI Holdings, Inc., 0%/12.50% Sr.
Unsec. Disc. Nts., Series B,
3/1/08(9)                                      1,500,000         397,500
-------------------------------------------------------------------------
e.spire Communications, Inc.,
13.75% Sr. Nts., 7/15/07                         725,000         679,687
-------------------------------------------------------------------------
Exodus Communications, Inc., 11.25%
Sr. Nts., 7/1/08                                 715,000         718,575
-------------------------------------------------------------------------
FaciliCom International, Inc.,
10.50% Sr. Nts., Series B, 1/15/08               545,000         438,725
-------------------------------------------------------------------------
FirstWorld Communications, Inc.,
0%/13% Sr. Disc. Nts., 4/15/08(9)              1,100,000         335,500
-------------------------------------------------------------------------
Focal Communications Corp.,
0%/12.125% Sr. Unsec. Disc. Nts.,
2/15/08(9)                                       810,000         433,350
-------------------------------------------------------------------------
Global Crossing Holdings Ltd.,
9.625% Sr. Nts., 5/15/08                         950,000       1,011,750
-------------------------------------------------------------------------
Globix Corp., 13% Sr. Unsec. Nts.,
5/1/05                                         1,800,000       1,485,000
-------------------------------------------------------------------------
GST Telecommunications, Inc.:
0%/13.875% Cv. Sr. Sub. Disc. Nts.,
12/15/05(4)(9)                                   178,000         141,287
12.75% Sr. Sub. Nts., 11/15/07                 1,250,000       1,168,750
-------------------------------------------------------------------------
ICG Holdings, Inc.:
0%/10% Sr. Unsec. Disc. Nts.,
2/15/08(9)                                     1,220,000         652,700
0%/12.50% Sr. Sec. Disc. Nts.,
5/1/06(9)                                        115,000          86,250
0%/13.50% Sr. Disc. Nts.,
9/15/05(9)                                       980,000         813,400
-------------------------------------------------------------------------
Intermedia Communications, Inc.:
8.60% Sr. Unsec. Nts., Series B,
6/1/08                                           905,000         864,275
8.875% Sr. Nts., 11/1/07                         460,000         446,200
-------------------------------------------------------------------------
ITC Deltacom, Inc.:
8.875% Sr. Nts., 3/1/08                        1,000,000         980,000
11% Sr. Nts., 6/1/07                             750,000         806,250

OPPENHEIMER VARIABLE ACCOUNT FUNDS - OPPENHEIMER HIGH INCOME FUND
STATEMENT OF INVESTMENTS (CONTINUED)

                                          PRINCIPAL       MARKET VALUE
                                          AMOUNT(1)       NOTE 1
-------------------------------------------------------------------------
MEDIA/ENTERTAINMENT-TELECOMMUNICATIONS
(CONTINUED)

KMC Telecom Holdings, Inc.,
0%/12.50% Sr. Unsec. Disc. Nts.,
2/15/08(9)                                $    2,455,000  $    1,190,675
-------------------------------------------------------------------------
Level 3 Communications, Inc.:
0%/10.50% Sr. Disc. 12/1/08(4)(9)                900,000         528,750
9.125% Sr. Unsec. Nts., 5/1/08                 2,000,000       1,985,000
-------------------------------------------------------------------------
Long Distance International, Inc.,
12.25% Sr. Nts., 4/15/08(4)                      800,000         668,000
-------------------------------------------------------------------------
Metromedia Fiber Network, Inc., 10%
Sr. Nts., 11/15/08(4)                          1,600,000       1,652,000
-------------------------------------------------------------------------
Netia Holdings BV, 0%/11% Sr. Disc.
Nts., 11/1/07(9)(DEM)                            700,000         240,615
-------------------------------------------------------------------------
NEXTLINK Communications, Inc.:
0%/9.45% Sr. Disc. Unsec. Nts.,
4/15/08(9)                                     1,015,000         583,625
9% Sr. Nts., 3/15/08                             800,000         756,000
9.625% Sr. Nts., 10/1/07                       1,210,000       1,161,600
10.75% Sr. Nts., 11/15/08(4)                   1,200,000       1,227,000
-------------------------------------------------------------------------
NorthEast Optic Network, Inc.,
12.75% Sr. Nts., 8/15/08                         750,000         738,750
-------------------------------------------------------------------------
NTL, Inc.:
0%/9.75% Sr. Deferred Coupon Nts.,
4/1/08(4)(9)                                     350,000         218,750
0%/12.375% Sr. Nts., 10/1/08(4)(9)             3,400,000       2,146,250
7% Cv. Sub. Nts., 12/15/08(4)                  1,500,000       1,623,750
10% Sr. Nts., Series B, 2/15/07                1,055,000       1,086,650
11.50% Sr. Nts., 10/1/08(4)                    1,600,000       1,756,000
-------------------------------------------------------------------------
Petersburg Long Distance, Inc., 9%
Cv. Sub. Nts., 6/1/06(4)                         170,000          63,112
-------------------------------------------------------------------------
PSINet, Inc., 10% Sr. Unsec. Nts.,
Series B, 2/15/05                              3,170,000       3,154,150
-------------------------------------------------------------------------
Qwest Communications International,
Inc., 0%/9.47% Sr. Disc. Nts.,
10/15/07(9)                                    1,460,000       1,135,150
-------------------------------------------------------------------------
RSL Communications plc:
0%/10.125% Sr. Disc. Nts.,
3/1/08(9)                                        720,000         415,800
9.125% Sr. Unsec. Nts., 3/1/08                   500,000         462,500
10.50% Sr. Nts., 11/15/08(4)                   1,450,000       1,417,375
-------------------------------------------------------------------------
TeleWest Communications plc:
0%/11% Sr. Disc. Debs., 10/1/07(9)               990,000         831,600
11.25% Sr. Nts., 11/1/08(4)                    1,610,000       1,811,250
-------------------------------------------------------------------------
Time Warner Telecom LLC, 9.75% Sr.
Nts., 7/15/08                                  1,300,000       1,371,500
-------------------------------------------------------------------------
US Xchange LLC, 15% Sr. Nts.,
7/1/08                                           800,000         824,000
-------------------------------------------------------------------------
Verio, Inc.:
10.375% Sr. Unsec. Nts., 4/1/05                1,480,000       1,457,800
11.25% Sr. Nts., 12/1/08(4)                    1,300,000       1,313,000
13.50% Sr. Unsec. Nts., 6/15/04                  385,000         417,725
-------------------------------------------------------------------------
Viatel, Inc.:
0%/12.50% Sr. Unsec. Disc. Nts.,
4/15/08(9)                                       765,000         455,175
11.25% Sr. Sec. Nts., 4/15/08                    580,000         595,950
                                                          ---------------
                                                              53,438,869
-------------------------------------------------------------------------
MEDIA/ENTERTAINMENT-WIRELESS
COMMUNICATIONS - 7.0%
Arch Communications, Inc., 12.75%
Sr. Nts., 7/1/07(4)                              200,000         201,000
-------------------------------------------------------------------------
CellNet Data Systems, Inc., 0%/14%
Sr. Disc. Nts., 10/1/07(9)                     2,319,000         591,345

OPPENHEIMER VARIABLE ACCOUNT FUNDS - OPPENHEIMER HIGH INCOME FUND
STATEMENT OF INVESTMENTS (CONTINUED)

                                          PRINCIPAL       MARKET VALUE
                                          AMOUNT(1)       NOTE 1
-------------------------------------------------------------------------
MEDIA/ENTERTAINMENT-WIRELESS
COMMUNICATIONS (CONTINUED)

Cellular Communications
International, Inc., 0%/9.50%
Bonds, 4/1/05(9)(XEU)                     $    2,750,000  $    2,728,674
-------------------------------------------------------------------------
Centennial Cellular Corp., 10.75%
Sr. Sub. Nts., 12/15/08(4)                       800,000         800,000
-------------------------------------------------------------------------
Crown Castle International Corp.,
0%/10.625% Sr. Unsec. Disc. Nts.,
11/15/07(9)                                      940,000         662,700
-------------------------------------------------------------------------
CTI Holdings SA, 0%/11.50% Sr.
Deferred Coupon Nts., 4/15/08(9)               1,000,000         455,000
-------------------------------------------------------------------------
Dobson Communications Corp., 11.75%
Sr. Nts., 4/15/07                                240,000         246,000
-------------------------------------------------------------------------
Geotek Communications, Inc., 0%/15%
Sr. Sec. Disc. Nts., Series B,
7/15/05(7)(9)                                    226,000          46,330
-------------------------------------------------------------------------
ICO Global Communications
(Holdings) Ltd., Units (each unit
consists of $1,000 principal amount
of 15% sr. nts., 8/1/05 and one
warrant to purchase 19.85 shares of
common stock)(8)                                 700,000         525,000
-------------------------------------------------------------------------
Millicom International Cellular SA,
0%/13.50% Sr. Disc. Nts., 6/1/06(9)              300,000         213,750
-------------------------------------------------------------------------
Nextel Communications, Inc.:
0%/9.75% Sr. Disc. Nts.,
10/31/07(9)                                    1,130,000         689,300
0%/10.65% Sr. Disc. Nts.,
9/15/07(9)                                     1,095,000         703,538
-------------------------------------------------------------------------
Omnipoint Corp., 11.625% Sr. Nts.,
Series A, 8/15/06                              2,765,000       1,935,500
-------------------------------------------------------------------------
Orange plc:
7.625% Sr. Nts., 8/1/08(GBP)                     400,000         478,509
8% Sr. Nts., 8/1/08                            2,600,000       2,639,000
-------------------------------------------------------------------------
ORBCOMM Global LP/ORBCOMM Capital
Corp., 14% Sr. Nts., 8/15/04                   1,125,000       1,164,375
-------------------------------------------------------------------------
Orion Network Systems, Inc.,
0%/12.50% Sr. Disc. Nts.,
1/15/07(9)                                     1,150,000         724,500
-------------------------------------------------------------------------
Pinnacle Holdings, Inc., 0%/10% Sr.
Unsec. Disc. Nts., 3/15/08(9)                  2,400,000       1,410,000
-------------------------------------------------------------------------
Price Communications Cellular
Holdings, Inc., 11.25% Sr. Nts.,
8/15/08(11)                                      425,000         403,750
-------------------------------------------------------------------------
Price Communications Wireless,
Inc.:
9.125% Sr. Sec. Nts., 12/15/06(4)                800,000         812,000
11.75% Sr. Sub. Nts., 7/15/07                    425,000         450,500
-------------------------------------------------------------------------
Real Time Data, Inc., Units (each
unit consists of $1,000 principal
amount of 0%/13.50% sub. disc.
nts., 8/15/06 and one warrant to
purchase six common
shares)(4)(8)(9)                               1,000,000         465,000
-------------------------------------------------------------------------
Rural Cellular Corp., 9.625% Sr.
Sub. Nts., Series B, 5/15/08                   1,900,000       1,914,250
-------------------------------------------------------------------------
SBA Communications Corp., 0%/12%
Sr. Unsec. Disc. Nts., 3/1/08(9)               3,220,000       1,867,600
-------------------------------------------------------------------------
Spectrasite Holdings, Inc., 0%/12%
Sr. Disc. Nts., 7/15/08(4)(9)                  1,640,000         828,200
                                                          ---------------
                                                              22,955,821
-------------------------------------------------------------------------
METALS/MINERALS - 2.1%
AK Steel Corp., 9.125% Sr. Nts.,
12/15/06                                         885,000         924,825
-------------------------------------------------------------------------
Algoma Steel, Inc., 12.375% First
Mtg. Nts., 7/15/05                               340,000         260,100
-------------------------------------------------------------------------
Bar Technologies, Inc., 13.50% Sr.
Sec. Nts., 4/1/01                                320,000         343,200
-------------------------------------------------------------------------
Great Lakes Carbon Corp., 10.25%
Sr. Sub. Nts., Series B, 5/15/08               1,500,000       1,518,750
-------------------------------------------------------------------------
International Utility Structures,
Inc., 10.75% Sr. Sub. Nts., 2/1/08               400,000         378,000
-------------------------------------------------------------------------
Keystone Consolidated Industries,
Inc., 9.625% Sr. Sec. Nts., 8/1/07               850,000         816,000

OPPENHEIMER VARIABLE ACCOUNT FUNDS - OPPENHEIMER HIGH INCOME FUND
STATEMENT OF INVESTMENTS (CONTINUED)

                                          PRINCIPAL       MARKET VALUE
                                          AMOUNT(1)       NOTE 1
-------------------------------------------------------------------------
METALS/MINERALS (CONTINUED)

Metallurg Holdings, Inc., 0%/12.75%
Sr. Disc. Nts., 7/15/08(9)                $    2,000,000  $      690,000
-------------------------------------------------------------------------
Metallurg, Inc., 11% Sr. Nts.,
12/1/07                                          540,000         504,900
-------------------------------------------------------------------------
Republic Engineered Steels, Inc.,
9.875% First Mtg. Nts., 12/15/01               1,400,000       1,438,500
                                                          ---------------
                                                               6,874,275
-------------------------------------------------------------------------
RETAIL - 1.5%
Boyds Collection Ltd., 9% Sr. Sub.
Nts., 5/15/08(4)                               1,250,000       1,281,250
-------------------------------------------------------------------------
Eye Care Centers of America, Inc.,
9.125% Sr. Sub. Nts., 5/1/08(4)                1,100,000       1,050,500
-------------------------------------------------------------------------
Finlay Enterprises, Inc., 9% Debs.,
5/1/08                                           900,000         796,500
-------------------------------------------------------------------------
Finlay Fine Jewelry Corp., 8.375%
Sr. Nts., 5/1/08                                 600,000         555,000
-------------------------------------------------------------------------
Home Interiors & Gifts, Inc.,
10.125% Sr. Sub. Nts., 6/1/08(4)               1,000,000         995,000
-------------------------------------------------------------------------
Pantry, Inc. (The), 10.25% Sr. Sub.
Nts., 10/15/07                                   325,000         342,063
                                                          ---------------
                                                               5,020,313
-------------------------------------------------------------------------
SERVICE - 4.5%
Allied Waste North America, Inc.,
7.875% Sr. Nts., 1/1/09(4)                       835,000         849,613
-------------------------------------------------------------------------
Borg-Warner Security Corp., 9.625%
Sr. Sub. Nts., 3/15/07                           125,000         135,625
-------------------------------------------------------------------------
Coinstar, Inc., 0%/13% Sr. Disc.
Nts., 10/1/06(9)                                 775,000         639,375
-------------------------------------------------------------------------
Comforce Operating, Inc., 12% Sr.
Nts., Series B, 12/1/07                          750,000         753,750
-------------------------------------------------------------------------
Fisher Scientific International,
Inc.:
9% Sr. Sub. Nts., 2/1/08(4)                      365,000         366,825
9% Sr. Unsec. Sub. Nts., 2/1/08                2,050,000       2,060,250
-------------------------------------------------------------------------
Great Lakes Dredge & Dock Corp.,
11.25% Sr. Sub. Nts., 8/15/08(4)                 915,000         933,300
-------------------------------------------------------------------------
Intermedia Communications, Inc.,
8.50% Sr. Nts., Series B, 1/15/08                660,000         630,300
-------------------------------------------------------------------------
Lamar Advertising Co.:
8.625% Sr. Sub. Nts., 9/15/07                  1,225,000       1,292,375
9.625% Sr. Sub. Nts., 12/1/06                    815,000         876,125
-------------------------------------------------------------------------
Newcor, Inc., 9.875% Sr. Unsec.
Sub. Nts., Series B, 3/1/08                    1,500,000       1,402,500
-------------------------------------------------------------------------
Norse CBO Ltd., 9.342% Sub. Bonds,
Series 1A, Cl. C2, 8/13/10(2)                  1,500,000       1,500,000
-------------------------------------------------------------------------
Protection One Alarm Monitoring,
Inc.:
6.75% Cv. Sr. Sub. Nts., 9/15/03                 950,000         974,938
13.625% Sr. Sub. Disc. Nts.,
6/30/05                                          400,000         458,000
-------------------------------------------------------------------------
United Rentals, Inc., 9.25% Sr.
Sub. Nts., 1/15/09(4)                          2,000,000       2,015,000
                                                          ---------------
                                                              14,887,976
-------------------------------------------------------------------------
TRANSPORTATION - 4.1%
Cambridge Industries, Inc., 10.25%
Sr. Sub. Nts., Series B, 7/15/07                 500,000         432,500
-------------------------------------------------------------------------
Coach USA, Inc., 9.375% Sr. Sub.
Nts., Series B, 7/1/07                           390,000         399,750
-------------------------------------------------------------------------
Collins & Aikman Products Co.,
11.50% Sr. Unsec. Sub. Nts.,
4/15/06                                          125,000         130,625
-------------------------------------------------------------------------
Hayes Wheels International, Inc.,
11% Sr. Sub. Nts., 7/15/06                       600,000         669,000
-------------------------------------------------------------------------
HDA Parts System, Inc., 12% Sr.
Sub. Nts., 8/1/05(4)                             950,000         859,750
-------------------------------------------------------------------------
Key Plastics, Inc., 10.25% Sr. Sub.
Nts., Series B, 3/15/07                           25,000          23,500

OPPENHEIMER VARIABLE ACCOUNT FUNDS - OPPENHEIMER HIGH INCOME FUND
STATEMENT OF INVESTMENTS (CONTINUED)

                                          PRINCIPAL       MARKET VALUE
                                          AMOUNT(1)       NOTE 1
-------------------------------------------------------------------------
TRANSPORTATION (CONTINUED)

Millenium Seacarriers, Inc., Units
(each unit consists of $1,000
principal amount of 12% first
priority ship mtg. nts., 7/15/05
and one warrant to purchase five
shares of common stock)(4)(8)             $    1,500,000  $    1,207,500
-------------------------------------------------------------------------
Navigator Gas Transport plc:
10.50% First Priority Ship Mtg.
Nts., 6/30/07(4)                               1,175,000       1,039,875
Units (each unit consists of $1,000
principal amount of 12% second
priority ship mtg. nts., 6/30/07
and 7.66 warrants)(4)(8)                         500,000         452,500
-------------------------------------------------------------------------
Oxford Automotive, Inc.:
10.125% Sr. Sub. Nts., 6/15/07(2)                600,000         627,000
10.125% Sr. Unsec. Sub. Nts.,
6/15/07                                        1,525,000       1,586,000
-------------------------------------------------------------------------
Pacific & Atlantic Holdings, Inc.,
11.50% First Preferred Ship Mtg.
Nts., 5/30/08                                    700,000         528,500
-------------------------------------------------------------------------
Sea Containers Ltd., 7.875% Sr.
Nts., 2/15/08                                  1,500,000       1,432,500
-------------------------------------------------------------------------
Trans World Airlines, Inc., 11.50%
Sr. Sec. Nts., 12/15/04(10)                    1,850,000       1,563,250
-------------------------------------------------------------------------
Transtar Holdings LP/Transtar
Capital Corp., 0%/13.375% Sr. Disc.
Nts., Series B, 12/15/03(9)                    2,600,000       2,509,000
                                                          ---------------
                                                              13,461,250
-------------------------------------------------------------------------
UTILITY - 1.5%
Calpine Corp.:
8.75% Sr. Nts., 7/15/07                          545,000         553,175
10.50% Sr. Nts., 5/15/06                          25,000          27,688
-------------------------------------------------------------------------
El Paso Electric Co., 9.40% First
Mtg. Sec. Nts., Series E,
5/1/11(12)                                       555,000         645,188
-------------------------------------------------------------------------
ESI Tractebel Acquisition Corp.,
7.99% Bonds, 12/30/11                          1,000,000         987,312
-------------------------------------------------------------------------
Niagara Mohawk Power Corp., 7.75%
Sr. Unsec. Nts., Series G, 10/1/08             2,400,000       2,637,211
                                                          ---------------
                                                               4,850,574
                                                          ---------------
Total Corporate Bonds and Notes
(Cost $261,935,960)                                          253,250,629

                                     SHARES
--------------------------------------------------------------------
PREFERRED STOCKS - 5.3%
--------------------------------------------------------------------
CGA Group Ltd., Preferred Stock,
Series A(2)(11)                              74,045       1,851,125
--------------------------------------------------------------------
Chesapeake Energy Corp., 7% Cum.
Cv.(4)                                       24,575         251,894
--------------------------------------------------------------------
Clark USA, Inc., 11.50% Cum.
Exchangeable(11)                                430         362,275
--------------------------------------------------------------------
Concentric Network Corp., 13.50%
Preferred, Series B(11)                         532         456,190
--------------------------------------------------------------------
Dobson Communications Corp., 12.25%
Sr. Exchangeable(11)                          1,092         974,610
--------------------------------------------------------------------
e.spire Communications, Inc.,
12.75% Jr. Redeemable Preferred
Stock                                         1,167         574,747
--------------------------------------------------------------------
Eagle-Picher Holdings, Inc., Cum.
Exchangeable, Series B, 3/1/08,
Non-Vtg.(13)                                  8,000         406,000
--------------------------------------------------------------------
EchoStar Communications Corp.,
12.125% Sr. Redeemable
Exchangeable, Series B,
Non-Vtg.(11)                                    819         952,087
--------------------------------------------------------------------
Fidelity Federal Bank FSB Glendale
California, l2% Non-Cum.
Exchangeable Perpetual Preferred
Stock, Series A                                  20             465
--------------------------------------------------------------------
Global Crossing Holdings Ltd.,
10.50% Sr. Exchangeable Preferred,
12/1/08(4)(13)                               15,000       1,473,750
--------------------------------------------------------------------
ICG Holdings, Inc., 14.25%
Exchangeable(11)                                264         291,060
--------------------------------------------------------------------
Intermedia Communications, Inc.,
13.50% Exchangeable, Series B(11)               792         786,060

OPPENHEIMER VARIABLE ACCOUNT FUNDS - OPPENHEIMER HIGH INCOME FUND
STATEMENT OF INVESTMENTS (CONTINUED)

                                                     MARKET VALUE
                                     SHARES          NOTE 1
--------------------------------------------------------------------
PREFERRED STOCKS (CONTINUED)
--------------------------------------------------------------------
Nebco Evans Holdings, Inc., 11.25%
Cum. Exchangeable(11)                         6,510         327,127
--------------------------------------------------------------------
Nextel Communications, Inc.,
11.125% Exchangeable, Series E(11)              790         712,975
--------------------------------------------------------------------
NEXTLINK Communications, Inc., 14%
Cum. Exchangeable, Vtg.(11)                  32,362       1,723,277
--------------------------------------------------------------------
Paxson Communications Corp., 13.25%
Cum. Jr. Exchangeable, Non-Vtg.(11)              40         341,000
--------------------------------------------------------------------
Petroleum Heat & Power Co., Inc.,
Jr. Cv. Preferred Stock(13)                   3,963           6,935
--------------------------------------------------------------------
PRIMEDIA, Inc.:
8.625% Exchangeable                          10,000         965,000
9.20% Exchangeable, Series F                  2,500         246,250
--------------------------------------------------------------------
Rural Cellular Corp., 11.375% Cum.
Sr., Series B, Non-Vtg.(11)                   1,057         985,653
--------------------------------------------------------------------
SD Warren Co., 14% Cum.
Exchangeable, Series B,
Non-Vtg.(13)                                 25,000       1,281,250
--------------------------------------------------------------------
SF Holdings Group, Inc., 13.75%
Cum. Nts., Series B, 3/15/09,
Non-Vtg.(11)                                    196         847,700
--------------------------------------------------------------------
SFX Broadcasting, Inc./Capstar
Broadcasting Corp., 12.625% Cum.,
Series E, Non-Vtg.(11)                        1,314         158,994
--------------------------------------------------------------------
Spanish Broadcasting Systems, Inc.,
14.25% Cum. Exchangeable,
Non-Vtg.(4)(11)                                 602         615,545
--------------------------------------------------------------------
Viatel, Inc., 10% Cv., Series A(11)             672          74,088
--------------------------------------------------------------------
Walden Residential Properties,
Inc.:
9.16% Cv., Series B                          30,000         690,000
9.20% Preferred                               8,950         194,663
                                                     ---------------
Total Preferred Stocks (Cost
$21,439,498)                                             17,550,720
--------------------------------------------------------------------
COMMON STOCKS - 0.2%
--------------------------------------------------------------------
Celcaribe SA(4)(13)                         121,950         259,144
--------------------------------------------------------------------
Coinstar, Inc.(13)                            5,250          56,437
--------------------------------------------------------------------
ECM Fund, L.P. I.(2)                            150         132,750
--------------------------------------------------------------------
Equitable Bag, Inc.(2)(13)                    3,723           3,723
--------------------------------------------------------------------
Golden State Bancorp, Inc.(13)               15,626         259,782
--------------------------------------------------------------------
Gulfstream Holding, Inc.(13)                     56              --
--------------------------------------------------------------------
Horizon Group Properties, Inc.(13)              851           3,298
--------------------------------------------------------------------
Intermedia Communications, Inc.(13)             206           3,554
--------------------------------------------------------------------
Omnipoint Corp.(13)                           5,000          46,563
--------------------------------------------------------------------
Optel, Inc.(13)                                 945               9
--------------------------------------------------------------------
SF Holdings Group, Inc., Cl. C(13)            8,452          16,904
                                                     ---------------
Total Common Stocks (Cost $542,407)                         782,164

                                     UNITS
--------------------------------------------------------------------
RIGHTS, WARRANTS AND CERTIFICATES -
0.4%
--------------------------------------------------------------------
American Telecasting, Inc. Wts.,
Exp. 6/99(2)                                  6,000              60
--------------------------------------------------------------------
Ames Department Stores, Inc.,
Litigation Trust(2)                          39,658             397
--------------------------------------------------------------------
Australis Holdings PTY
Ltd./Australia Media Ltd. Wts.,
Exp. 5/00(2)                                    125               1

OPPENHEIMER VARIABLE ACCOUNT FUNDS - OPPENHEIMER HIGH INCOME FUND
STATEMENT OF INVESTMENTS (CONTINUED)

                                                     MARKET VALUE
                                     UNITS           NOTE 1
--------------------------------------------------------------------
RIGHTS, WARRANTS AND CERTIFICATES
(CONTINUED)
--------------------------------------------------------------------

Capital Gaming International, Inc.
Wts., Exp. 2/99                              21,112  $           --
--------------------------------------------------------------------
CellNet Data Systems, Inc. Wts.,
Exp. 10/07(4)                                 1,919           9,835
--------------------------------------------------------------------
CGA Group Ltd. Wts., Exp. 12/49(2)           62,000          18,600
--------------------------------------------------------------------
Clearnet Communications, Inc. Wts.,
Exp. 9/05                                       660           1,567
--------------------------------------------------------------------
Concentric Network Corp. Wts., Exp.
12/07(2)                                        750         111,682
--------------------------------------------------------------------
Covad Communications Group, Inc.
Wts., Exp. 3/08(2)                              900          45,000
--------------------------------------------------------------------
Covergent Communications, Inc.
Wts., Exp. 4/08(2)                            3,200           4,000
--------------------------------------------------------------------
DTI Holdings, Inc. Wts., Exp.
3/08(2)                                       7,500             375
--------------------------------------------------------------------
e.spire Communications, Inc. Wts.,
Exp. 11/05                                      475          11,465
--------------------------------------------------------------------
FirstWorld Communications, Inc.
Wts., Exp. 4/08(2)                            1,100          11,000
--------------------------------------------------------------------
Foamex LP/JPS Automotive Corp.
Wts., Exp. 7/99(2)                              500          10,500
--------------------------------------------------------------------
Geotek Communications, Inc. Wts.,
Exp. 7/05(2)                                 52,500             525
--------------------------------------------------------------------
Globix Corp. Wts., Exp. 5/05(2)               1,800          18,000
--------------------------------------------------------------------
Golden State Bancorp, Inc. Wts.,
Exp. 1/01                                    15,626          71,294
--------------------------------------------------------------------
Gothic Energy Corp. Wts.:
Exp. 1/03(4)                                 13,117             131
Exp. 9/04(2)                                 14,000          15,750
--------------------------------------------------------------------
ICG Communications, Inc. Wts., Exp.
9/05(2)                                       5,940          81,411
--------------------------------------------------------------------
IHF Capital, Inc.:
Series I Wts., Exp. 11/99(2)                    400               4
Wts., Exp. 11/99(5)                             250               2
--------------------------------------------------------------------
In-Flight Phone Corp. Wts., Exp.
8/02                                            950              --
--------------------------------------------------------------------
KMC Telecom Holdings, Inc. Wts.,
Exp. 4/08(2)                                  2,455           6,444
--------------------------------------------------------------------
Long Distance International, Inc.
Wts., 4/08(2)                                   800           2,000
--------------------------------------------------------------------
Microcell Telecommunications, Inc.
Wts., Exp. 6/06(2)                            3,200          58,000
--------------------------------------------------------------------
Millenium Seacarriers, Inc. Wts.,
Exp. 7/05(2)                                  1,500           9,375
--------------------------------------------------------------------
Omnipoint Corp. Wts., Exp. 11/00(2)           7,500          69,844
--------------------------------------------------------------------
Orion Network Systems, Inc. Wts.,
Exp. 1/07(2)                                    800          10,000
--------------------------------------------------------------------
Price Communications Corp. Wts.,
Exp. 8/07(2)                                  8,600         410,650
--------------------------------------------------------------------
Protection One, Inc. Wts.:
Exp. 11/03(2)                                28,000         350,000
Exp. 6/05(2)                                  1,600          16,000
--------------------------------------------------------------------
Trizec Hahn Corp. Wts., Exp. 7/99             3,970          11,665
--------------------------------------------------------------------
United International Holdings, Inc.
Wts., Exp. 11/99(2)                           1,440          21,780
--------------------------------------------------------------------
Venezuela (Republic of) Oil Linked
Payment Obligation Wts., Exp. 4/20            3,570              --
--------------------------------------------------------------------
WAM!NET, Inc. Wts., Exp. 3/05(2)              5,250          42,000
                                                     ---------------
Total Rights, Warrants and
Certificates (Cost $368,233)                              1,419,357

OPPENHEIMER VARIABLE ACCOUNT FUNDS - OPPENHEIMER HIGH INCOME FUND
STATEMENT OF INVESTMENTS (CONTINUED)

                                     PRINCIPAL       MARKET VALUE
                                     AMOUNT(1)       NOTE 1
--------------------------------------------------------------------
STRUCTURED INSTRUMENTS - 8.4%
--------------------------------------------------------------------
Bankers Trust/Bear Stearns High
Yield Composite Index Linked Nts.,
8.55%, 4/5/99-5/4/99                 $    6,000,000       5,765,550
--------------------------------------------------------------------
Bear Stearns High Yield Composite
Index Linked Nts.:
8.5%, 4/9/99-5/14/99                     12,000,000      11,805,840
9%, 2/5/99                                1,500,000       1,382,865
--------------------------------------------------------------------
Goldman Sachs Group LP, High Yield
Index Nts., 8%, 3/4/99                    1,500,000       1,403,400
--------------------------------------------------------------------
J.P. Morgan & Co., Inc., The
Emerging Markets Bond Index Linked
Nts., 9.50%, 1/29/99(14)                  3,000,000       2,515,290
--------------------------------------------------------------------
Shoshone Partners Loan Trust Sr.
Nts., 6.97%, 4/28/02 (representing
a basket of reference loans and a
total return swap between Chase
Manhattan Bank and the Trust)(2)(3)       5,360,000       4,806,894
                                                     ---------------
Total Structured Instruments (Cost
$29,503,421)                                             27,679,839
--------------------------------------------------------------------
REPURCHASE AGREEMENTS - 1.6%
--------------------------------------------------------------------
Repurchase agreement with First
Chicago Capital Markets, 4.75%,
dated 12/31/98, to be repurchased
at $5,102,692 on 1/4/99,
collateralized by U.S. Treasury
Nts., 4%-8.875%, 2/15/99-7/15/06,
with a value of $5,204,061 (Cost
$5,100,000)                               5,100,000       5,100,000
--------------------------------------------------------------------
TOTAL INVESTMENTS, AT VALUE (COST
$334,412,099)                                  97.7%    320,913,385
--------------------------------------------------------------------
OTHER ASSETS NET OF LIABILITIES                 2.3       7,649,272
                                     --------------  ---------------
NET ASSETS                                    100.0% $  328,562,657
                                     --------------  ---------------
                                     --------------  ---------------

1. Principal amount is reported in U.S. Dollars, except for those denoted in the following currencies:

ARP - Argentine Peso
CAD - Canadian Dollar
DEM - German Mark
GBP - British Pound Sterling
IDR - Indonesian Rupiah
XEU - European Currency Units

2. Identifies issues considered to be illiquid or restricted - See applicable note of Notes to Financial Statements.

3. Represents the current interest rate for a variable rate security.

4. Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees. These securities amount to $62,611,444 or 19.06% of the Fund's net assets as of December 31, 1998.

5. Represents the current interest rate for an increasing rate security.

6. For zero coupon bonds, the interest rate shown is the effective yield on the date of purchase.

7. Non-income producing - issuer is in default.

8. Units may be comprised of several components, such as debt and equity and/or warrants to purchase equity at some point in the future. For units which represent debt securities, face amount disclosed represents total underlying principal.

9. Denotes a step bond: a zero coupon bond that converts to a fixed or variable interest rate at a designated future date.

10. Securities with an aggregate market value of $2,919,300 are held in collateralized accounts to cover initial margin requirements on open futures sales contracts. See applicable note of Notes to Financial Statements.

OPPENHEIMER VARIABLE ACCOUNT FUNDS - OPPENHEIMER HIGH INCOME FUND
STATEMENT OF INVESTMENTS (CONTINUED)

--------------------------------------------------------------------------------
11. Interest or dividend is paid in kind.

12. A sufficient amount of securities has been designated to cover outstanding forward foreign currency exchange contracts. See applicable note of Notes to Financial Statements.

13. Non-income producing security.

14. Security is linked to the Emerging Markets Bond Index (EMBI). The EMBI tracks total returns for currency denominated debt instruments of the emerging markets. Countries covered are Argentina, Brazil, Bulgaria, Ecuador, Mexico, Morocco, Nigeria, Panama, Peru, the Philippines, Poland, Russia and Venezuela.

See accompanying Notes to Financial Statements.

OPPENHEIMER VARIABLE ACCOUNT FUNDS - OPPENHEIMER BOND FUND
STATEMENT OF INVESTMENTS
DECEMBER 31, 1998

                                     PRINCIPAL       MARKET VALUE
                                     AMOUNT (1)      NOTE 1
------------------------------------------------------------------
MORTGAGE-BACKED OBLIGATIONS - 43.5%
------------------------------------------------------------------
GOVERNMENT AGENCY - 26.6%
------------------------------------------------------------------
FHLMC/FNMA/SPONSORED - 12.7%
Federal Home Loan Mortgage Corp.,
Collateralized Mtg. Obligations,
Gtd. Multiclass Mtg. Participation
Certificates:
Series 1092, Cl. K, 8.50%, 6/15/21   $    3,000,000  $  3,181,890
Series 151, Cl. F, 9%, 5/15/21              866,526       912,825
Series 1541, Cl. H, 7%, 10/15/22          4,750,000     4,987,500
Series 1712, Cl. B, 6%, 3/15/09           1,000,000       995,930
Series 1714, Cl. M, 7%, 8/15/23           2,000,000     2,038,120
------------------------------------------------------------------
Federal Home Loan Mortgage Corp.,
Gtd. Multiclass Mtg. Participation
Certificates, 7%, 4/1/26                  3,854,379     3,930,812
------------------------------------------------------------------
Federal Home Loan Mortgage Corp.,
Gtd. Real Estate Mtg. Investment
Conduit
Pass-Through Certificates, Series
1914, Cl. G, 6.50%, 2/15/24               3,000,000     3,036,540
------------------------------------------------------------------
Federal Home Loan Mortgage Corp.,
Interest-Only Stripped Mtg.-Backed
Security, Series 197, Cl. IO,
9.643%, 4/1/28(2)                        14,642,987     3,807,177
------------------------------------------------------------------
Federal Home Loan Mortgage
Corp.-Government National Mortgage
Assn., Gtd. Multiclass Mtg.
Participation Certificates, Series
26, Cl. B, 6%, 5/25/15                    6,499,999     6,485,764
------------------------------------------------------------------
Federal National Mortgage Assn.:
6.50%, 1/25/28(4)                        16,500,000    16,610,880
6.50%, 3/1/11-11/1/28                     9,097,770     9,165,493
7%, 1/25/28(4)                           15,000,000    15,302,400
7%, 4/1/04-11/1/25                          986,546     1,004,337
7.50%, 1/1/08-1/1/26                      3,076,835     3,161,912
8%, 5/1/17                                  425,154       443,491
------------------------------------------------------------------
Federal National Mortgage Assn.,
Collateralized Mtg. Obligations,
Gtd. Real Estate Mtg. Investment
Conduit Pass-Through Certificates,
8.75%, 11/25/05                           1,894,061     1,970,411
------------------------------------------------------------------
Federal National Mortgage Assn.,
Gtd. Real Estate Mtg. Investment
Conduit
Pass-Through Certificates:
Trust 1989-17, Cl. E, 10.40%,
4/25/19                                     877,884       967,315
Trust 1997-25, Cl. B, 7%, 12/18/22        1,370,000     1,390,975
------------------------------------------------------------------
Federal National Mortgage Assn.,
Principal-Only Stripped Mtg.-Backed
Security:
Trust 277-C1, 21.711%, 4/1/27(5)            632,721       555,806
Trust 294, Cl. 1, 5.206%, 2/1/28(5)       3,557,954     3,024,262
                                                     -------------
                                                       82,973,840
------------------------------------------------------------------
GUARANTEED - 13.9%
Government National Mortgage Assn.:
6.50%, 9/15/24                           15,628,113    15,805,493
7%, 1/1/28(4)                            15,000,000    15,346,950
7%, 1/15/09-8/15/28                       8,941,590     9,154,395
7.50%, 1/15/27-9/15/28                   39,204,128    40,441,375
8%, 1/15/28-9/15/28                       9,884,125    10,273,267
                                                     -------------
                                                       91,021,480

OPPENHEIMER VARIABLE ACCOUNT FUNDS - OPPENHEIMER BOND FUND
STATEMENT OF INVESTMENTS (CONTINUED)

                                     PRINCIPAL       MARKET VALUE
                                     AMOUNT (1)      NOTE 1
------------------------------------------------------------------
PRIVATE - 16.9%
------------------------------------------------------------------
COMMERCIAL - 12.5%
Asset Securitization Corp.,
Commercial Mtg. Pass-Through
Certificates:
Series 1997-D5, Cl. A6, 7.185%,
2/14/41(6)                           $    3,000,000  $  2,746,406
Series 1997-D5, Cl. B2, 6.93%,
2/14/41                                   5,400,000     3,904,875
Series 1998-MD6, Cl. A3, 6.98%,
3/15/28(6)                                6,000,000     6,143,437
------------------------------------------------------------------
Asset Securitization Corp.,
Interest-Only Stripped Mtg.-Backed
Security,
Series 1997-D5, Cl. PS1, 9.092%,
2/14/41(2)                               18,497,284     1,789,034
------------------------------------------------------------------
BKB Commercial Mortgage Trust,
Commercial Mtg. Obligations,
Series 1997-C1, Cl. C, 7.45%,
10/25/00(3)                                 815,000       813,727
------------------------------------------------------------------
Capital Lease Funding
Securitization LP, Interest-Only
Stripped Mtg.-Backed Security,
Series 1997-CTL1, 10.611%,
6/22/24(2)(3)                            31,405,361     1,293,901
------------------------------------------------------------------
Commercial Mortgage Acceptance
Corp., Collateralized Mtg.
Obligations,
Series 1996-C1, Cl. D, 7.746%,
12/25/20(3)(6)                            2,500,000     2,464,844
------------------------------------------------------------------
CRIMMI MAE Trust I, Collateralized
Mtg. Obligations,
Series 1996-C1, Cl. A2, 8/30/05(7)        2,000,000     1,961,909
------------------------------------------------------------------
CS First Boston Mortgage Securities
Corp., Interest-Only Stripped
Mtg.-Backed Security, Series
1998-C1, Cl. AX, 8.082%,
4/11/30(2)(3)                            25,105,463     1,796,610
------------------------------------------------------------------
FDIC Trust, Gtd. Real Estate Mtg.
Investment Conduit Pass-Through
Certificates:
Series 1994-C1, Cl. 2-D, 8.70%,
9/25/25                                   1,500,000     1,530,000
Series 1994-C1, Cl. 2-E, 8.70%,
9/25/25                                   1,500,000     1,494,375
------------------------------------------------------------------
First Union-Lehman Brothers
Commercial Mortgage Trust,
Commercial Mtg.
Pass-Through Certificates, Series
1998-C2, Cl. E, 6.778%, 5/18/13           2,000,000     1,731,250
------------------------------------------------------------------
First Union-Lehman Brothers
Commercial Mortgage Trust,
Interest-Only Stripped Mtg.-Backed
Security:
Series 1997-C1, Cl. IO, 10.173%,
4/18/27(2)                                8,454,887       587,218
Series 1997-C1, 8.357%-8.992%,
4/18/27(2)                               24,962,333     1,733,712
Series 1998-C2, 8.971%, 5/18/28(2)       29,808,827     1,227,285
------------------------------------------------------------------
General Motors Acceptance Corp.,
Collateralized Mtg. Obligations:
Series 1997-C2, Cl. D, 7.192%,
1/15/08                                   3,500,000     3,469,375
Series 1998-C1, Cl. E, 7.086%,
3/15/11(6)                                3,500,000     3,520,781
------------------------------------------------------------------
General Motors Acceptance Corp.,
Interest-Only Stripped Mtg.-Backed
Security,
Series 1997-C1, Cl. X,
8.665%-9.155%, 7/15/27(2)                28,232,978     2,523,322
------------------------------------------------------------------
GS Mortgage Securities Corp. II,
Commercial Mtg. Pass-Through
Certificates,
Series 1997-CL1, Cl. F,
7.309%-7.779%, 7/13/30(6)                 5,000,000     4,752,187
------------------------------------------------------------------
Lehman Brothers Commercial Conduit
Mortgage Trust, Interest-Only
Stripped
Mtg.-Backed Security, Series
1998-C1, Cl. IO, 8.783%, 2/18/28(2)      44,613,659     2,718,645
------------------------------------------------------------------
Merrill Lynch Mortgage Investors,
Inc., Mtg. Pass-Through
Certificates:
Series 1996-C1, Cl. D, 7.42%,
4/25/28                                   2,000,000     2,047,500
Series 1997-C2, Cl. D, 7.072%,
12/10/29(6)                               4,000,000     3,877,500
------------------------------------------------------------------
Morgan Stanley Capital I, Inc.,
Commercial Mtg. Pass-Through
Certificates:
Series 1996-C1, Cl. D-1, 7.436%,
2/15/28(3)(6)                             1,000,000     1,028,125
Series 1997-RR, Cl. D, 7.436%,
4/30/39(3)                                4,300,000     4,055,437
Series 1997-XL1, Cl. F, 7.413%,
10/3/30(6)                                2,500,000     2,523,437
------------------------------------------------------------------
NationsCommercial Corp., NB
Commercial Mtg. Pass-Through
Certificates,
Series-DMC, Cl. B, 8.562%-8.921%,
8/12/11(3)                                6,000,000     6,319,000

OPPENHEIMER VARIABLE ACCOUNT FUNDS - OPPENHEIMER BOND FUND
STATEMENT OF INVESTMENTS (CONTINUED)

                                     PRINCIPAL       MARKET VALUE
                                     AMOUNT (1)      NOTE 1
------------------------------------------------------------------
COMMERCIAL (CONTINUED)

Potomac Gurnee Financial Corp.,
Commercial Mtg. Pass-Through
Certificates:
Series 1, Cl. C, 7.21%, 12/21/26(3)  $      250,000  $    247,891
Series 1, Cl. D, 7.68%, 12/21/26(3)         500,000       501,563
------------------------------------------------------------------
Resolution Trust Corp., Commercial
Mtg. Pass-Through Certificates:
Series 1994-C1, Cl. C, 8%, 6/25/26        1,500,000     1,505,391
Series 1995-C1, Cl. D, 6.90%,
2/25/27                                   3,000,000     2,981,953
------------------------------------------------------------------
Structured Asset Securities Corp.,
Commercial Mtg. Pass-Through
Certificates, Series 1997-LLI, Cl.
E, 7.30%, 4/12/12                         4,000,000     3,773,750
------------------------------------------------------------------
Structured Asset Securities Corp.,
Multiclass Pass-Through
Certificates:
Series 1996-C3, Cl. C, 7.375%,
6/25/30(3)(6)                             3,000,000     3,044,063
Series 1996-CFL, Cl. D, 7.034%,
2/25/28                                   1,800,000     1,815,750
                                                     -------------
                                                       81,924,253
------------------------------------------------------------------
MULTI-FAMILY - 0.2%
Countrywide Funding Corp., Mtg.
Pass-Through Certificates, Series
1993-12, Cl. B1, 6.625%, 2/25/24            996,193       970,043
------------------------------------------------------------------
Merrill Lynch Trust, Collateralized
Mtg. Obligations, Gtd. Multiclass
Mtg. Participation Certificates,
Series 43, Cl. E, 6.50%, 8/27/15            444,793       445,487
------------------------------------------------------------------
Resolution Trust Corp., Commercial
Mtg. Pass-Through Certificates,
Series 1991-M5, Cl. A, 9%,
3/25/17(3)                                  189,239       187,820
                                                     -------------
                                                        1,603,350
------------------------------------------------------------------
OTHER - 0.0%
Salomon Brothers Mortgage
Securities VI, Interest-Only
Stripped Mtg.-Backed Security,
Series 1987-3, Cl. B,
23.059%-24.103%, 10/23/17(2)                 74,644        20,155
------------------------------------------------------------------
Salomon Brothers Mortgage
Securities VI, Principal-Only
Stripped Mtg.-Backed Security,
Series 1987-3, Cl. A,
16.254%-24.103%, 10/23/17(5)                110,461        95,169
                                                     -------------
                                                          115,324
------------------------------------------------------------------
RESIDENTIAL - 4.2%
CS First Boston Mortgage Securities
Corp., Mtg. Pass-Through
Certificates,
Series 1997-C1, Cl. E, 7.50%,
3/1/11(3)                                 5,006,000     4,790,116
------------------------------------------------------------------
First Chicago/Lennar Trust 1,
Commercial Mtg. Pass-Through
Certificates,
Series 1997-CHL1, 8.098%,
7/25/06(3)(6)                             4,024,000     3,939,748
------------------------------------------------------------------
Morgan Stanley Capital I, Inc.,
Commercial Mtg. Pass-Through
Certificates:
Series 1997-HF1, Cl. E, 7.55%,
7/15/29(3)                                1,500,000     1,543,125
Series 1997-WF1, Cl. E, 7.49%,
5/15/09(3)                                1,000,000     1,012,813
------------------------------------------------------------------
NationsBank Trust, Lease
Pass-Through Certificates, Series
1997A-1, 7.442%, 1/10/11(6)               2,500,000     2,656,641
------------------------------------------------------------------
Residential Accredit Loans, Inc.,
Mtg. Asset-Backed Pass-Through
Certificates, Series 1997-QS11, 7%,
10/25/12                                 13,039,614    13,259,658
------------------------------------------------------------------
Ryland Mortgage Securities Corp.
III Sub. Bonds, Series 1992-A, Cl.
1A, 8.256%, 3/29/30(6)                      310,293       314,075
                                                     -------------
                                                       27,516,176
                                                     -------------
Total Mortgage-Backed Obligations
(Cost $285,512,044)                                   285,154,423

OPPENHEIMER VARIABLE ACCOUNT FUNDS - OPPENHEIMER BOND FUND
STATEMENT OF INVESTMENTS (CONTINUED)

                                          PRINCIPAL       MARKET VALUE
                                          AMOUNT (1)      NOTE 1
-----------------------------------------------------------------------
FOREIGN GOVERNMENT OBLIGATIONS -
0.1%
-----------------------------------------------------------------------
Ontario, Canada (Province of)
Bonds, 8%, 10/17/01                       $      750,000  $    803,977
-----------------------------------------------------------------------
PT Hutama Karya Medium-Term Nts.,
Zero Coupon, 3/17/99 (3)(8)IDR             1,000,000,000        31,250
                                                          -------------
Total Foreign Government
Obligations (Cost $1,102,252)                                  835,227
-----------------------------------------------------------------------
LOAN PARTICIPATIONS - 0.1%
-----------------------------------------------------------------------
Colombia (Republic of) 1989-1990
Integrated Loan Facility Bonds,
6.375%, 7/1/01(3)(6) (Cost
$795,958)                                        825,799       761,800
-----------------------------------------------------------------------
MUNICIPAL BONDS AND NOTES - 0.8%
-----------------------------------------------------------------------
Dade County, FL Educational
Facilities Authority Exchangeable
Revenue Bonds, University of Miami,
Prerefunded, MBIA Insured, 7.65%,
4/1/10                                           175,000       187,808
-----------------------------------------------------------------------
Dade County, FL Educational
Facilities Authority Revenue Bonds,
University of Miami, MBIA Insured,
7.65%, 4/1/10                                    205,000       219,252
-----------------------------------------------------------------------
Dade County, FL Educational
Facilities Authority Taxable
Exchange Revenue Bonds, University
of Miami, MBIA Insured, 7.65%,
4/1/10                                           120,000       128,342
-----------------------------------------------------------------------
Pinole, CA Redevelopment Agency Tax
Allocation Taxable Bonds, Pinole
Vista Redevelopment, Series B,
8.35%, 8/1/17                                    670,000       708,659
-----------------------------------------------------------------------
Port of Portland, OR Special
Obligation Taxable Revenue Bonds,
PAMCO Project, 9.20%, 5/15/22                    500,000       552,200
-----------------------------------------------------------------------
Virgin Islands Public Finance
Authority Taxable Revenue Refunding
Bonds, Sr. Lien Loan Nts., Series
B, 6.99%, 10/1/01                              3,265,000     3,337,124
                                                          -------------
Total Municipal Bonds and Notes
(Cost $4,928,533)                                            5,133,385
-----------------------------------------------------------------------
CORPORATE BONDS AND NOTES - 54.1%
-----------------------------------------------------------------------
AEROSPACE/DEFENSE - 0.6%
Amtran, Inc., 9.625% Nts., 12/15/05              800,000       804,000
-----------------------------------------------------------------------
Atlas Air, Inc., 8.01% Nts., 1/2/10            3,000,000     3,022,332
                                                          -------------
                                                             3,826,332
-----------------------------------------------------------------------
CHEMICALS - 1.4%
ClimaChem, Inc., 10.75% Sr. Unsec.
Nts., Series B, 12/1/07                          300,000       303,000
-----------------------------------------------------------------------
IMC Global, Inc., 7.625% Bonds,
11/1/05                                        9,000,000     9,222,048
                                                          -------------
                                                             9,525,048
-----------------------------------------------------------------------
CONSUMER DURABLES - 0.1%
Toro Co., 7.125% Nts., 6/15/07                 1,000,000       969,152
-----------------------------------------------------------------------
CONSUMER NON-DURABLES - 1.2%
AKI Holdings, Inc., 10.50% Sr.
Nts., 7/1/08(7)                                  300,000       286,500
-----------------------------------------------------------------------
Bell Sports, Inc., 11% Sr. Sub.
Nts., 8/15/08(7)                                 110,000       112,200
-----------------------------------------------------------------------
Fruit of the Loom, Inc., 7% Debs.,
3/15/11                                        1,097,000       988,345
-----------------------------------------------------------------------
Harman International Industries,
Inc., 7.32% Nts., 7/1/07                       5,000,000     5,244,195
-----------------------------------------------------------------------
Procter & Gamble Co., 9.36% Debs.,
Series A, 1/1/21                                 500,000       664,743
-----------------------------------------------------------------------
Revlon Consumer Products Corp., 9%
Sr. Nts., 11/1/06(7)                             500,000       500,000

OPPENHEIMER VARIABLE ACCOUNT FUNDS - OPPENHEIMER BOND FUND
STATEMENT OF INVESTMENTS (CONTINUED)

                                          PRINCIPAL       MARKET VALUE
                                          AMOUNT (1)      NOTE 1
-----------------------------------------------------------------------
CONSUMER NON-DURABLES (CONTINUED)

Styling Technology Corp., 10.875%
Sr. Sub. Nts., 7/1/08                     $      360,000  $    343,800
                                                          -------------
                                                             8,139,783
-----------------------------------------------------------------------
ENERGY - 5.0%
BP America, Inc., 10.875% Unsec.
Unsub. Nts., 8/1/01CAD                         1,000,000       737,839
-----------------------------------------------------------------------
Coastal Corp., 8.75% Sr. Nts.,
5/15/99                                          500,000       505,244
-----------------------------------------------------------------------
Colorado Interstate Gas Corp., 10%
Sr. Debs., 6/15/05                               500,000       615,642
-----------------------------------------------------------------------
Eastern Energy Ltd., 6.75% Sr.
Nts., 12/1/06(7)                               2,000,000     2,104,710
-----------------------------------------------------------------------
Enron Corp., 9.875% Debs., 6/15/03               375,000       427,440
-----------------------------------------------------------------------
ENSCO International, Inc.:
6.75% Nts., 11/15/07                           5,000,000     5,096,110
7.20% Debs., 11/15/27                          3,000,000     3,047,355
-----------------------------------------------------------------------
Enterprise Oil plc, 6.70% Sr. Nts.,
9/15/07                                        4,000,000     3,981,300
-----------------------------------------------------------------------
Global Marine, Inc., 7.125% Nts.,
9/1/07                                         8,000,000     8,128,224
-----------------------------------------------------------------------
Gothic Production Corp., 11.125%
Sr. Sec. Nts., Series B, 5/1/05(7)               300,000       235,500
-----------------------------------------------------------------------
Gulf Canada Resources Ltd., 8.375%
Sr. Nts., 11/15/05                               500,000       495,000
-----------------------------------------------------------------------
HNG Internorth/Enron Corp., 9.625%
Debs., 3/15/06                                   500,000       612,929
-----------------------------------------------------------------------
McDermott, Inc., 9.375% Nts.,
3/15/02                                          400,000       427,277
-----------------------------------------------------------------------
Mitchell Energy & Development
Corp., 9.25% Sr. Nts., 1/15/02                    55,000        58,200
-----------------------------------------------------------------------
Ocean Rig Norway AS, 10.25% Sr.
Sec. Nts., 6/1/08                                400,000       322,000
-----------------------------------------------------------------------
P&L Coal Holdings Corp., 9.625% Sr.
Sub. Nts., Series B, 5/15/08                   1,200,000     1,218,000
-----------------------------------------------------------------------
Saga Petroleum ASA, 7.25% Debs.,
9/23/27                                        1,000,000       920,550
-----------------------------------------------------------------------
Talisman Energy, Inc., 7.25% Debs.,
10/15/27                                       2,500,000     2,411,257
-----------------------------------------------------------------------
Texaco Capital, Inc., 8.875% Gtd.
Debs., 9/1/21                                    500,000       648,127
-----------------------------------------------------------------------
TransCanada PipeLines Ltd., 9.875%
Debs., 1/1/21                                    750,000       961,927
                                                          -------------
                                                            32,954,631
-----------------------------------------------------------------------
FINANCIAL - 13.7%
Aeltus CBO II Ltd./Aeltus CBO II
Corp., 7.982% Sr. Sec. Sub. Bonds,
8/6/09(3)                                      5,000,000     4,831,250
-----------------------------------------------------------------------
Aetna Services, Inc., 7.125% Nts.,
8/15/06                                        1,000,000     1,051,813
-----------------------------------------------------------------------
Allmerica Capital I, 8.207% Debs.,
2/3/27(9)                                      2,000,000     2,241,142
-----------------------------------------------------------------------
American General Finance Corp.,
5.875% Sr. Nts., 7/1/00                          196,000       197,088
-----------------------------------------------------------------------
BankAmerica Corp. (New), 7.75% Sub.
Nts., 7/15/02                                    750,000       805,140
-----------------------------------------------------------------------
Banque Centrale de Tunisie, 7.50%
Nts., 9/19/07                                    900,000       821,056
-----------------------------------------------------------------------
Chase Manhattan Corp. (New),
10.125% Sub. Nts., 11/1/00                       750,000       809,707
-----------------------------------------------------------------------
Citicorp Capital I, 7.933% Gtd.
Bonds, 2/15/27                                 2,000,000     2,193,572
-----------------------------------------------------------------------
CNA Financial Corp., 6.25% Nts.,
11/15/06                                       2,195,000     2,199,572
-----------------------------------------------------------------------
EOP Operating LP, 6.625% Sr. Unsec.
Nts., 2/15/05                                  1,000,000       985,431
-----------------------------------------------------------------------
Farmers Exchange Capital, 7.05%
Trust Surplus Nts., 7/15/28(7)                 3,000,000     3,027,762

OPPENHEIMER VARIABLE ACCOUNT FUNDS - OPPENHEIMER BOND FUND
STATEMENT OF INVESTMENTS (CONTINUED)

                                          PRINCIPAL       MARKET VALUE
                                          AMOUNT (1)      NOTE 1
-----------------------------------------------------------------------
FINANCIAL (CONTINUED)

First Chicago Corp.:
11.25% Sub. Nts., 2/20/01                 $      750,000  $    834,676
9% Sub. Nts., 6/15/99                            150,000       152,283
-----------------------------------------------------------------------
Fleet Mtg. Group, Inc., 6.50% Nts.,
9/15/99                                          500,000       502,804
-----------------------------------------------------------------------
Ford Motor Credit Co., 6.75% Nts.,
8/15/08                                        1,000,000     1,064,037
-----------------------------------------------------------------------
Franchise Finance Corp. of America,
8.25% Sr. Unsec. Nts., 10/30/03                7,850,000     7,984,047
-----------------------------------------------------------------------
Household Finance Corp.:
6.40% Sr. Unsec. Unsub. Nts.,
Series EMTN, 6/17/08                           2,000,000     2,063,900
8.95% Debs., 9/15/99                             500,000       511,410
-----------------------------------------------------------------------
Household International BV, 6% Gtd.
Sr. Nts., 3/15/99                                131,000       131,127
-----------------------------------------------------------------------
HSBC America Capital Trust II,
8.38% Capital Securities,
5/15/27(7)                                     3,000,000     3,061,941
-----------------------------------------------------------------------
Lehman Brothers, Inc., 6.625% Sr.
Sub. Nts., 2/15/08                             3,000,000     3,000,228
-----------------------------------------------------------------------
Liberty Mutual Insurance Co.,
7.697% Unsec. Nts., 10/15/2097(7)              7,000,000     7,069,440
-----------------------------------------------------------------------
Long Island Savings Bank, 6.20%
Nts., 4/2/01                                   4,000,000     4,038,592
-----------------------------------------------------------------------
Lumbermens Mutual Casualty Co.,
8.30% Surplus Nts., 12/1/37(7)                 2,000,000     2,242,676
-----------------------------------------------------------------------
Merrill Lynch & Co., Inc.:
6.56% Nts., 12/16/07                           2,000,000     2,084,358
6.875% Nts., 3/1/03-11/15/18                   7,450,000     7,774,573
-----------------------------------------------------------------------
Metropolitan Life Insurance Co.,
6.30% Nts., 11/1/03(7)                         3,000,000     3,016,956
-----------------------------------------------------------------------
Morgan Stanley Dean Witter & Co.,
7% Debs., 10/1/13                              1,000,000     1,059,171
-----------------------------------------------------------------------
Penske Truck Leasing Co. LP, 7.75%
Sr. Nts., 5/15/99                              1,000,000     1,009,119
-----------------------------------------------------------------------
Prudential Insurance Co. of
America, 6.875% Nts., 4/15/03(7)               3,000,000     3,108,741
-----------------------------------------------------------------------
Rank Group Finance plc, 6.75% Gtd.
Nts., 11/30/04                                 3,000,000     3,018,534
-----------------------------------------------------------------------
Salomon Smith Barney Holdings,
Inc., 6.25% Bonds, 1/15/05                     3,000,000     3,037,068
-----------------------------------------------------------------------
Salomon, Inc., 7.30% Nts., 5/15/02             1,000,000     1,044,339
-----------------------------------------------------------------------
SunAmerica, Inc.:
9% Sr. Nts., 1/15/99                             196,000       196,152
9.95% Unsec. Debs., 8/1/08                     3,000,000     3,814,737
-----------------------------------------------------------------------
Travelers Group, Inc.:
6.875% Debs., 2/15/2098                        1,000,000     1,018,395
7.25% Sr. Unsec. Nts., 5/1/01                  3,300,000     3,414,117
-----------------------------------------------------------------------
U.S. Leasing International, Inc.,
6.625% Sr. Nts., 5/15/03                         750,000       774,986
-----------------------------------------------------------------------
Washington Mutual Capital I, 8.375%
Sub. Capital Income Nts., 6/1/27               3,000,000     3,314,010
                                                          -------------
                                                            89,505,950
-----------------------------------------------------------------------
FOOD & DRUG - 0.2%
Pathmark Stores, Inc.:
0%/10.75% Jr. Sub. Deferred Coupon
Nts., 11/1/03(10)                              1,095,000       903,375
12.625% Sub. Nts., 6/15/02                       400,000       392,000
                                                          -------------
                                                             1,295,375
-----------------------------------------------------------------------
FOOD/TOBACCO - 0.3%
Aurora Foods, Inc., 8.75% Sr. Sub.
Nts., Series B, 7/1/08                           300,000       313,500
-----------------------------------------------------------------------
Bass America, Inc., 6.75% Gtd.
Nts., 8/1/99                                     750,000       755,815

OPPENHEIMER VARIABLE ACCOUNT FUNDS - OPPENHEIMER BOND FUND
STATEMENT OF INVESTMENTS (CONTINUED)

                                          PRINCIPAL       MARKET VALUE
                                          AMOUNT (1)      NOTE 1
-----------------------------------------------------------------------
FOOD/TOBACCO (CONTINUED)

Coca-Cola Enterprises, Inc., 6.95%
Debs., 11/15/26                           $    1,000,000  $  1,067,105
                                                          -------------
                                                             2,136,420
-----------------------------------------------------------------------
FOREST PRODUCTS/CONTAINERS - 0.6%
Boise Cascade Corp., 9.90% Nts.,
3/15/00                                          750,000       774,358
-----------------------------------------------------------------------
Fletcher Challenge Capital Canada,
Inc., 7.75% Nts., 6/20/06                      1,800,000     1,834,477
-----------------------------------------------------------------------
Mail-Well I Corp., 8.75% Sr. Sub.
Nts., 12/15/08(7)                                800,000       804,000
-----------------------------------------------------------------------
Potlatch Corp., 9.46% Medium-Term
Nts., 4/2/02                                     500,000       548,572
                                                          -------------
                                                             3,961,407
-----------------------------------------------------------------------
GAMING/LEISURE - 2.5%
Circus Circus Enterprises, Inc.,
6.75% Nts., 7/15/03                              375,000       348,440
-----------------------------------------------------------------------
Hilton Hotels Corp., 7.95% Sr.
Nts., 4/15/07                                  4,000,000     4,150,864
-----------------------------------------------------------------------
HMH Properties, Inc., 8.45% Sr.
Nts., Series C, 12/1/08                          300,000       301,500
-----------------------------------------------------------------------
Intrawest Corp., 9.75% Sr. Nts.,
8/15/08                                          950,000       978,500
-----------------------------------------------------------------------
Marriott International, Inc.,
6.875% Nts., 11/15/05(7)                       8,500,000     8,542,373
-----------------------------------------------------------------------
Park Place Entertainment Corp.,
7.875% Sr. Sub. Nts., 12/15/05(7)                600,000       603,750
-----------------------------------------------------------------------
Premier Parks, Inc., 0%/10% Sr.
Disc. Nts., 4/1/08(10)                           300,000       204,750
-----------------------------------------------------------------------
Station Casinos, Inc.:
8.875% Sr. Sub. Nts., 12/1/08(7)                 400,000       408,000
9.75% Sr. Sub. Nts., 4/15/07                     550,000       577,500
                                                          -------------
                                                            16,115,677
-----------------------------------------------------------------------
HEALTHCARE - 0.3%
Fresenius Medical Care Capital
Trust II, 7.875% Nts., 2/1/08                    600,000       594,000
-----------------------------------------------------------------------
ICN Pharmaceutical, Inc., 8.75% Sr.
Nts., 11/15/08(7)                                125,000       126,875
-----------------------------------------------------------------------
Roche Holdings, Inc., 2.75% Bonds,
4/14/00                                        1,250,000     1,210,938
                                                          -------------
                                                             1,931,813
-----------------------------------------------------------------------
HOUSING - 1.2%
Building Materials Corp. of
America, 8% Sr. Nts., 12/1/08(7)                 800,000       802,000
-----------------------------------------------------------------------
Nationwide Health Properties, Inc.,
7.60% Nts., Series C, 11/20/28                 6,900,000     6,934,500
                                                          -------------
                                                             7,736,500
-----------------------------------------------------------------------
INFORMATION TECHNOLOGY - 1.6%
Motorola, Inc., 6.50% Unsec. Debs.,
11/15/28                                      10,000,000    10,185,970
-----------------------------------------------------------------------
MANUFACTURING - 0.4%
MOLL Industries, Inc., 10.50% Sr.
Sub. Nts., 7/1/08(7)                             250,000       246,250
-----------------------------------------------------------------------
Norsk Hydro AS, 8.75% Bonds,
10/23/01                                       1,000,000     1,073,750
-----------------------------------------------------------------------
Tenneco, Inc. (New):
10.20% Debs., 3/15/08                            400,000       490,210
8.075% Nts., 10/1/02                             650,000       694,406
                                                          -------------
                                                             2,504,616
-----------------------------------------------------------------------
MEDIA/ENTERTAINMENT-BROADCASTING -
1.9%
Chancellor Media Corp.:
8.75% Sr. Unsec. Sub. Nts., Series
B, 6/15/07                                     2,500,000     2,575,000
9% Sr. Sub. Nts., 10/1/08(7)                   2,200,000     2,332,000

OPPENHEIMER VARIABLE ACCOUNT FUNDS - OPPENHEIMER BOND FUND
STATEMENT OF INVESTMENTS (CONTINUED)

                                          PRINCIPAL       MARKET VALUE
                                          AMOUNT (1)      NOTE 1
-----------------------------------------------------------------------
MEDIA/ENTERTAINMENT-BROADCASTING
(CONTINUED)

Clear Channel Communications, Inc.,
6.625% Nts., 6/15/08                      $    3,000,000  $  3,045,828
-----------------------------------------------------------------------
Time Warner, Inc., 6.95% Debs.,
1/15/28                                        4,000,000     4,250,416
                                                          -------------
                                                            12,203,244
-----------------------------------------------------------------------
MEDIA/ENTERTAINMENT-CABLE/WIRELESS
VIDEO - 1.4%
Comcast Cable Communications, Inc.,
8.125% Unsec. Nts., 5/1/04                     5,000,000     5,524,825
-----------------------------------------------------------------------
CSC Holdings, Inc., 7.625% Sr.
Unsec. Debs., 7/15/18                          1,500,000     1,478,400
-----------------------------------------------------------------------
TKR Cable I, Inc., 10.50% Sr.
Debs., 10/30/07                                2,200,000     2,395,351
                                                          -------------
                                                             9,398,576
-----------------------------------------------------------------------
MEDIA/ENTERTAINMENT-DIVERSIFIED
MEDIA - 3.3%
GSP I Corp., 10.15% First Mtg.
Bonds, 6/24/10(3)                              1,086,678     1,108,694
-----------------------------------------------------------------------
Imax Corp., 7.875% Sr. Nts.,
12/1/05                                          900,000       913,500
-----------------------------------------------------------------------
Reed Elsevier, Inc., 6.625% Nts.,
10/15/23(7)                                      600,000       591,516
-----------------------------------------------------------------------
Reed Publishing (USA), Inc., 7.66%
Medium-Term Nts., 2/19/99                        500,000       501,083
-----------------------------------------------------------------------
Regal Cinemas, Inc., 9.50% Sr. Sub.
Nts., 6/1/08(7)                                  500,000       522,500
-----------------------------------------------------------------------
SFX Entertainment, Inc., 9.125% Sr.
Sub. Nts., 12/1/08(7)                            600,000       603,750
-----------------------------------------------------------------------
Time Warner Entertainment Co. LP,
8.375% Sr. Debs., 3/15/23                      1,295,000     1,588,491
-----------------------------------------------------------------------
Time Warner, Inc., 9.15% Debs.,
2/1/23                                        12,000,000    15,822,516
                                                          -------------
                                                            21,652,050
-----------------------------------------------------------------------
MEDIA/ENTERTAINMENT-TELECOMMUNICATIONS
-1.9%
Cable & Wireless Communications
plc, 6.625% Nts., 3/6/05                       1,000,000     1,010,803
-----------------------------------------------------------------------
Intermedia Communications, Inc.,
8.60% Sr. Unsec. Nts., Series B,
6/1/08                                           905,000       864,275
-----------------------------------------------------------------------
NEXTLINK Communications, Inc.,
9.625% Sr. Nts., 10/1/07                       2,200,000     2,112,000
-----------------------------------------------------------------------
NTL, Inc., 11.50% Sr. Nts.,
10/1/08(7)                                     1,000,000     1,097,500
-----------------------------------------------------------------------
PSINet, Inc.:
10% Sr. Unsec. Nts., Series B,
2/15/05                                        1,000,000       995,000
11.50% Sr. Nts., 11/1/08(7)                    1,000,000     1,052,500
-----------------------------------------------------------------------
Qwest Communications International,
Inc., 0%/8.29% Sr. Unsec. Disc.
Nts., Series B, 2/1/08(10)                     1,350,000     1,026,000
-----------------------------------------------------------------------
Shaw Communications, Inc., 8.54%
Debs., 9/30/27CAD                              3,000,000     2,031,401
-----------------------------------------------------------------------
TCI Communications, Inc., 6.875%
Sr. Unsec. Nts., 2/15/06                       2,000,000     2,150,738
                                                          -------------
                                                            12,340,217
-----------------------------------------------------------------------
MEDIA/ENTERTAINMENT-WIRELESS
COMMUNICATIONS - 0.9%
Arch Communications, Inc., 12.75%
Sr. Nts., 7/1/07(7)                              200,000       201,000
-----------------------------------------------------------------------
Price Communications Wireless,
Inc., 9.125% Sr. Sec. Nts.,
12/15/06(7)                                    1,000,000     1,015,000
-----------------------------------------------------------------------
SBA Communications Corp., 0%/12%
Sr. Unsec. Disc. Nts., 3/1/08(10)                700,000       406,000
-----------------------------------------------------------------------
Spectrasite Holdings, Inc., 0%/12%
Sr. Disc. Nts., 7/15/08(7)(10)                   600,000       303,000
-----------------------------------------------------------------------
U.S. Cellular Corp., 7.25% Nts.,
8/15/07                                        4,000,000     4,253,488
                                                          -------------
                                                             6,178,488
-----------------------------------------------------------------------
METALS/MINERALS - 0.1%
Great Lakes Carbon Corp., 10.25%
Sr. Sub. Nts., Series B, 5/15/08                 750,000       759,375

OPPENHEIMER VARIABLE ACCOUNT FUNDS - OPPENHEIMER BOND FUND
STATEMENT OF INVESTMENTS (CONTINUED)

                                          PRINCIPAL       MARKET VALUE
                                          AMOUNT (1)      NOTE 1
-----------------------------------------------------------------------
RETAIL - 1.3%
Eye Care Centers of America, Inc.,
9.125% Sr. Sub. Nts., 5/1/08(7)           $      250,000  $    238,750
-----------------------------------------------------------------------
Neiman Marcus Group, Inc., 6.65%
Sr. Nts., 6/1/08                               3,000,000     3,014,988
-----------------------------------------------------------------------
Staples, Inc., 7.125% Sr. Nts.,
8/15/07                                        5,000,000     5,159,805
                                                          -------------
                                                             8,413,543
-----------------------------------------------------------------------
SERVICE - 4.3%
Allied Waste North America, Inc.,
7.875% Sr. Nts., 1/1/09(7)                       665,000       676,638
-----------------------------------------------------------------------
Archer Daniels Midland Co., 7.125%
Debs., 3/1/13                                    750,000       849,599
-----------------------------------------------------------------------
Arvin Industries, Inc., 6.75% Nts.,
3/15/08                                        2,500,000     2,585,635
-----------------------------------------------------------------------
Cendant Corp., 7.75% Sr. Unsec.
Nts., 12/1/03(11)                             10,000,000    10,230,150
-----------------------------------------------------------------------
Great Lakes Dredge & Dock Corp.,
11.25% Sr. Sub. Nts., 8/15/08(7)                 135,000       137,700
-----------------------------------------------------------------------
Tyco International Group SA, 5.875%
Nts., 11/1/04(7)                              13,500,000    13,436,375
                                                          -------------
                                                            27,916,097
-----------------------------------------------------------------------
TRANSPORTATION - 4.7%
Chrysler Corp., 7.40% Debs.,
8/1/2097                                       2,000,000     2,262,372
-----------------------------------------------------------------------
CSX Corp.:
6.80% Fixed Nts., 12/1/28                      2,700,000     2,697,808
7.25% Sr. Unsec. Debs., 5/1/27                 4,820,000     5,145,480
-----------------------------------------------------------------------
Johnson Controls, Inc., 7.70%
Debs., 3/1/15                                    500,000       574,979
-----------------------------------------------------------------------
Kansas City Southern Industries,
Inc., 6.625% Nts., 3/1/05                        750,000       777,202
-----------------------------------------------------------------------
UAL Corp., 9.125% Debs., 1/15/12               5,000,000     5,780,190
-----------------------------------------------------------------------
Union Pacific Corp.:
6.39% Medium-Term Nts., Series E,
11/1/04                                       13,000,000    13,152,724
9.65% Medium-Term Nts., 4/17/00                  400,000       418,300
                                                          -------------
                                                            30,809,055
-----------------------------------------------------------------------
UTILITY - 5.2%
AES Corp., 8% Sr. Nts., 12/31/08               6,600,000     6,537,762
-----------------------------------------------------------------------
Alltel Corp., 6.50% Debs., 11/1/13             1,000,000     1,051,429
-----------------------------------------------------------------------
Cincinnati Bell Telephone Co.,
6.30% Sr. Unsec. Bonds, 12/1/28                1,000,000     1,005,723
-----------------------------------------------------------------------
Cleveland Electric Illuminating
Co./Toledo Edison Co., 7.13% Sec.
Nts., Series B, 7/1/07                         3,000,000     3,218,124
-----------------------------------------------------------------------
Consolidated Natural Gas Co.,
6.625% Debs., 12/1/13                          1,000,000     1,032,508
-----------------------------------------------------------------------
GTE Corp., 9.375% Debs., 12/1/00                 500,000       538,142
-----------------------------------------------------------------------
Long Island Lighting Co., 8.20%
Debs., 3/15/23                                 3,300,000     3,574,250
-----------------------------------------------------------------------
National Fuel Gas Co., 7.75% Debs.,
2/1/04                                           500,000       546,822
-----------------------------------------------------------------------
Northern Telecom Ltd., 6.875% Nts.,
10/1/02                                          500,000       525,985
-----------------------------------------------------------------------
Public Service Co. of Colorado,
8.75% First Mtg. Bonds, 3/1/22                   750,000       826,739
-----------------------------------------------------------------------
South Carolina Electric & Gas Co.,
9% Mtg. Bonds, 7/15/06                           500,000       601,390
-----------------------------------------------------------------------
Sprint Capital Corp., 6.875% Sr.
Unsec. Nts., 11/15/28                          6,000,000     6,250,440
-----------------------------------------------------------------------
TE Products Pipeline Co., 6.45% Sr.
Nts., 1/15/08                                  4,000,000     4,061,760
-----------------------------------------------------------------------
Texas Gas Transmission Corp.,
8.625% Nts., 4/1/04                              500,000       565,720
-----------------------------------------------------------------------
Washington Gas Light Co., 8.75%
First Mtg. Bonds, 7/1/19                         500,000       506,909

OPPENHEIMER VARIABLE ACCOUNT FUNDS - OPPENHEIMER BOND FUND
STATEMENT OF INVESTMENTS (CONTINUED)

                                          PRINCIPAL       MARKET VALUE
                                          AMOUNT (1)      NOTE 1
-----------------------------------------------------------------------
UTILITY (CONTINUED)
Williams Cos., Inc., 6.125% Sec.
Nts., 2/15/02                             $    3,000,000  $  3,026,301
                                                          -------------
                                                            33,870,004
                                                          -------------
Total Corporate Bonds and Notes
(Cost $347,798,759)                                        354,329,323

                                     SHARES
-----------------------------------------------------------------
PREFERRED STOCKS - 1.6%
-----------------------------------------------------------------
Centaur Funding Corp., 9.08%, Cum.
Preferred Shares, 4/21/20(3)(12)             6,600     6,917,625
-----------------------------------------------------------------
United Dominion Realty Trust, Inc.,
8.50% Unsec. Unsub. Preferred Nts.         135,000     3,493,125
                                                    -------------
Total Preferred Stocks (Cost
$9,975,000)                                           10,410,750
-----------------------------------------------------------------
OTHER SECURITIES - 0.5%
-----------------------------------------------------------------
Allstate Financing I, 7.95% Gtd.
Quarterly Income Preferred
Securities, Series A (Cost
$3,000,000)                                120,000     3,120,000

                                     PRINCIPAL
                                     AMOUNT (1)
-----------------------------------------------------------------
STRUCTURED INSTRUMENTS - 3.9%
-----------------------------------------------------------------
Bankers Trust/Bear Stearns High
Yield Composite Index Linked Nts.,
8.135%, 6/1/99                       $   5,000,000     5,088,850
-----------------------------------------------------------------
Bankers Trust/Lehman High Yield
Composite Index Linked Nts., 7.70%,
5/4/99                                   1,000,000     1,033,950
-----------------------------------------------------------------
Bayerische Landesbank Girozentrale
(New York Branch), Lehman High
Yield Index Nts., 8.50%, 3/8/99          6,000,000     5,655,000
-----------------------------------------------------------------
Bear Stearns High Yield Composite
Index Linked Nts., 8.50%, 4/9/99         3,000,000     2,788,140
-----------------------------------------------------------------
Commerzbank International SA,
Lehman High Yield Composite Index
Linked Nts., 7.80%, 2/5/99-4/5/99       10,000,000     9,973,000
-----------------------------------------------------------------
Merrill Lynch & Co., Inc., Units,
9.75%, 6/15/99 (representing debt
of Chemical Banking Corp., sub.
capital nts., and equity of
Citicorp, 7.75% preferred,
series 22)(3)                            1,000,000     1,130,000
                                                    -------------
Total Structured Instruments (Cost
$26,100,540)                                          25,668,940
-----------------------------------------------------------------
REPURCHASE AGREEMENTS - 0.4%
-----------------------------------------------------------------
Repurchase agreement with First
Chicago Capital Markets, 4.75%,
dated 12/31/98, to be repurchased
at $2,601,372 on 1/4/99,
collateralized by U.S. Treasury
Nts., 4%-8.875%, 2/15/99-7/15/06,
with a value of $2,653,050 (Cost
$2,600,000)                              2,600,000     2,600,000
-----------------------------------------------------------------
TOTAL INVESTMENTS, AT VALUE (COST
$681,813,086)                                105.0%  688,013,848
-----------------------------------------------------------------
LIABILITIES IN EXCESS OF OTHER
ASSETS                                        (5.0)  (32,471,149)
                                     -------------  -------------
NET ASSETS                                   100.0% $655,542,699
                                     -------------  -------------
                                     -------------  -------------

1. Principal amount is reported in U.S. Dollars, except for those denoted in the following currencies:
CAD - Canadian Dollar
IDR - Indonesian Rupiah

OPPENHEIMER VARIABLE ACCOUNT FUNDS - OPPENHEIMER BOND FUND
STATEMENT OF INVESTMENTS (CONTINUED)

--------------------------------------------------------------------------------
2. Interest-Only Strips represent the right to receive the monthly interest payments on an underlying pool of mortgage loans. These securities typically decline in price as interest rates decline. Most other fixed income securities increase in price when interest rates decline. The principal amount of the underlying pool represents the notional amount on which current interest is calculated. The price of these securities is typically more sensitive to changes in prepayment rates than traditional mortgage-backed securities (for example, GNMA pass-throughs). Interest rates disclosed represent current yields based upon the current cost basis and estimated timing and amount of future cash flows.

3. Identifies issues considered to be illiquid or restricted - See applicable note of Notes to Financial Statements.

4. When-issued security to be delivered and settled after December 31, 1998.

5. Principal-Only Strips represent the right to receive the monthly principal payments on an underlying pool of mortgage loans. The value of these securities generally increases as interest rates decline and prepayment rates rise. The price of these securities is typically more volatile than that of coupon-bearing bonds of the same maturity. Interest rates disclosed represent current yields based upon the current cost basis and estimated timing of future cash flows.

6. Represents the current interest rate for a variable rate security.

7. Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees. These securities amount to $60,469,812 or 9.22% of the Fund's net assets as of December 31, 1998.

8. Non-income producing - issuer is in default.

9. A sufficient amount of securities has been designated to cover outstanding forward foreign currency exchange contracts. See applicable note of Notes to Financial Statements.

10. Denotes a step bond: a zero coupon bond that converts to a fixed or variable interest rate at a designated future date.

11. Securities with an aggregate market value of $5,115,075 are held in collateralized accounts to cover initial margin requirements on open futures sales contracts. See applicable note of Notes to Financial Statements.

12. Non-income producing security.

See accompanying Notes to Financial Statements.

OPPENHEIMER VARIABLE ACCOUNT FUNDS - OPPENHEIMER AGGRESSIVE GROWTH FUND STATEMENT OF INVESTMENTS
DECEMBER 31, 1998

                                                                            MARKET VALUE
                                                              SHARES        NOTE 1
------------------------------------------------------------------------------------------
COMMON STOCKS - 88.6%
------------------------------------------------------------------------------------------
CAPITAL GOODS - 9.8%
------------------------------------------------------------------------------------------
AEROSPACE/DEFENSE - 1.2%
Gulfstream Aerospace Corp.(1)                                      242,200  $   12,897,150
------------------------------------------------------------------------------------------
INDUSTRIAL SERVICES - 4.9%
Allied Waste Industries, Inc. (New)(1)                             875,835      20,691,602
------------------------------------------------------------------------------------------
Republic Services, Inc., Cl. A(1)                                  325,200       5,995,875
------------------------------------------------------------------------------------------
United Rentals, Inc.(1)                                            294,693       9,761,706
------------------------------------------------------------------------------------------
Waste Management, Inc. (New)                                       344,600      16,066,975
                                                                            --------------
                                                                                52,516,158
------------------------------------------------------------------------------------------
MANUFACTURING - 3.7%
Tyco International Ltd.                                            525,000      39,604,687
------------------------------------------------------------------------------------------
CONSUMER CYCLICALS - 10.5%
------------------------------------------------------------------------------------------
MEDIA - 1.0%
Infinity Broadcasting Corp., Cl. A(1)                              391,900      10,728,262
------------------------------------------------------------------------------------------
RETAIL: GENERAL - 3.9%
Fred Meyer, Inc.(1)                                                220,000      13,255,000
------------------------------------------------------------------------------------------
Kohl's Corp.(1)                                                    200,000      12,287,500
------------------------------------------------------------------------------------------
Wal-Mart Stores, Inc.                                              200,000      16,287,500
                                                                            --------------
                                                                                41,830,000
------------------------------------------------------------------------------------------
RETAIL: SPECIALTY - 5.6%
Abercrombie & Fitch Co., Cl. A(1)                                  105,000       7,428,750
------------------------------------------------------------------------------------------
Guitar Center, Inc.(1)                                             120,000       2,955,000
------------------------------------------------------------------------------------------
Home Depot, Inc.                                                   375,000      22,945,312
------------------------------------------------------------------------------------------
Linens 'N Things, Inc.(1)                                          669,000      26,509,125
                                                                            --------------
                                                                                59,838,187
------------------------------------------------------------------------------------------
CONSUMER STAPLES - 7.5%
------------------------------------------------------------------------------------------
CONSUMER SERVICES - 0.6%
Young & Rubicam, Inc.(1)                                           186,300       6,031,462
------------------------------------------------------------------------------------------
ENTERTAINMENT - 3.5%
Outback Steakhouse, Inc.(1)                                        210,000       8,373,750
------------------------------------------------------------------------------------------
SFX Entertainment, Inc., Cl. A(1)                                  275,000      15,090,625
------------------------------------------------------------------------------------------
Starbucks Corp.(1)                                                 250,000      14,031,250
                                                                            --------------
                                                                                37,495,625
------------------------------------------------------------------------------------------
FOOD & DRUG RETAILERS - 3.4%
CVS Corp.                                                          665,000      36,575,000
------------------------------------------------------------------------------------------
FINANCIAL - 10.9%
------------------------------------------------------------------------------------------
BANKS - 2.0%
Fifth Third Bancorp                                                200,000      14,262,500
------------------------------------------------------------------------------------------
First Tennessee National Corp.                                     200,000       7,612,500
                                                                            --------------
                                                                                21,875,000

OPPENHEIMER VARIABLE ACCOUNT FUNDS - OPPENHEIMER AGGRESSIVE GROWTH FUND STATEMENT OF INVESTMENTS (CONTINUED)

                                                                            MARKET VALUE
                                                              SHARES        NOTE 1
------------------------------------------------------------------------------------------
DIVERSIFIED FINANCIAL - 8.9%
Associates First Capital Corp., Cl. A                              432,000  $   18,306,000
------------------------------------------------------------------------------------------
Freddie Mac                                                        380,000      24,486,250
------------------------------------------------------------------------------------------
Providian Financial Corp.                                          375,000      28,125,000
------------------------------------------------------------------------------------------
Schwab (Charles) Corp.                                             450,000      25,284,375
                                                                            --------------
                                                                                96,201,625
------------------------------------------------------------------------------------------
HEALTHCARE - 12.1%
------------------------------------------------------------------------------------------
HEALTHCARE/DRUGS - 4.7%
Biogen, Inc.(1)                                                    260,000      21,580,000
------------------------------------------------------------------------------------------
Bristol-Myers Squibb Co.                                            50,000       6,690,625
------------------------------------------------------------------------------------------
Pfizer, Inc.                                                        75,000       9,407,812
------------------------------------------------------------------------------------------
Warner Lambert Co.                                                 175,000      13,157,812
                                                                            --------------
                                                                                50,836,249
------------------------------------------------------------------------------------------
HEALTHCARE/SUPPLIES & SERVICES - 7.4%
Cardinal Health, Inc.                                              450,000      34,143,750
------------------------------------------------------------------------------------------
Guidant Corp.                                                      100,000      11,025,000
------------------------------------------------------------------------------------------
HEALTHSOUTH Corp.(1)                                                59,300         915,444
------------------------------------------------------------------------------------------
McKesson Corp.                                                     230,000      18,184,375
------------------------------------------------------------------------------------------
Medtronic, Inc.                                                    125,900       9,348,075
------------------------------------------------------------------------------------------
Sofamor Danek Group, Inc.(1)                                        50,000       6,087,500
                                                                            --------------
                                                                                79,704,144
------------------------------------------------------------------------------------------
TECHNOLOGY - 33.3%
------------------------------------------------------------------------------------------
COMPUTER HARDWARE - 7.7%
3Com Corp.(1)                                                       25,000       1,120,313
------------------------------------------------------------------------------------------
Ascend Communications, Inc.(1)                                     300,000      19,725,000
------------------------------------------------------------------------------------------
Cisco Systems, Inc.(1)                                             225,000      20,882,813
------------------------------------------------------------------------------------------
Dell Computer Corp.(1)                                             175,000      12,807,813
------------------------------------------------------------------------------------------
EMC Corp.(1)                                                       340,000      28,900,000
                                                                            --------------
                                                                                83,435,939
------------------------------------------------------------------------------------------
COMPUTER SOFTWARE/SERVICES - 16.8%
Affiliated Computer Services, Inc., Cl. A(1)                       200,000       9,000,000
------------------------------------------------------------------------------------------
Cap Gemini SA                                                      116,666      18,734,205
------------------------------------------------------------------------------------------
Citrix Systems, Inc.(1)                                            360,000      34,942,500
------------------------------------------------------------------------------------------
Compuware Corp.(1)                                                 400,000      31,250,000
------------------------------------------------------------------------------------------
Electronic Arts, Inc.(1)                                           200,000      11,225,000
------------------------------------------------------------------------------------------
HBO & Co.                                                          760,000      21,802,500
------------------------------------------------------------------------------------------
Lernout & Hauspie Speech Products NV(1)                            317,600      10,361,700
------------------------------------------------------------------------------------------
Microsoft Corp.(1)                                                 225,000      31,204,688
------------------------------------------------------------------------------------------
Visio Corp.(1)                                                     345,000      12,614,063
                                                                            --------------
                                                                               181,134,656
------------------------------------------------------------------------------------------
COMMUNICATIONS EQUIPMENT - 1.3%
General Instrument Corp.(1)                                        100,000       3,393,750
------------------------------------------------------------------------------------------
Lucent Technologies, Inc.                                          100,000      11,000,000
                                                                            --------------
                                                                                14,393,750

OPPENHEIMER VARIABLE ACCOUNT FUNDS - OPPENHEIMER AGGRESSIVE GROWTH FUND STATEMENT OF INVESTMENTS (CONTINUED)

                                                                            MARKET VALUE
                                                              SHARES        NOTE 1
------------------------------------------------------------------------------------------
ELECTRONICS - 7.5%
JDS Fitel, Inc.(1)                                                 425,000  $   10,545,217
------------------------------------------------------------------------------------------
Level One Communications, Inc.(1)                                  200,000       7,100,000
------------------------------------------------------------------------------------------
Uniphase Corp.(1)(2)                                               228,000      15,817,500
------------------------------------------------------------------------------------------
Vitesse Semiconductor Corp.(1)                                     420,000      19,162,500
------------------------------------------------------------------------------------------
Waters Corp.(1)                                                    325,000      28,356,250
                                                                            --------------
                                                                                80,981,467
------------------------------------------------------------------------------------------
TELECOMMUNICATIONS - 4.5%
------------------------------------------------------------------------------------------
TELECOMMUNICATIONS/TECHNOLOGY - 4.5%
Global Crossing Ltd.(1)                                            362,700      16,366,838
------------------------------------------------------------------------------------------
MCI WorldCom, Inc.(1)                                              350,000      25,112,500
------------------------------------------------------------------------------------------
Qwest Communications International, Inc.(1)                        146,610       7,330,500
                                                                            --------------
                                                                                48,809,838
                                                                            --------------
Total Common Stocks (Cost $603,144,720)                                        954,889,199
------------------------------------------------------------------------------------------
OTHER SECURITIES - 0.8%
------------------------------------------------------------------------------------------
L & H Capital Trust, Inc., 4.75% Cv. Preferred Income Equity
Redeemable Securities(3)                                           132,500       4,223,437
------------------------------------------------------------------------------------------
United Rental Trust I, 6.50% Cv. Quarterly Income Preferred
Securities(3)                                                      100,000       4,812,500
                                                                            --------------
Total Other Securities (Cost $11,695,000)                                        9,035,937

                                                              PRINCIPAL
                                                              AMOUNT
------------------------------------------------------------------------------------------
CONVERTIBLE CORPORATE BONDS AND NOTES - 0.3%
------------------------------------------------------------------------------------------
United Waste Systems, Inc., 4.50% Cv. Sub. Nts., 6/1/01
(Cost $2,000,000)                                             $  2,000,000       3,137,500
------------------------------------------------------------------------------------------
REPURCHASE AGREEMENTS - 10.4%
------------------------------------------------------------------------------------------
Repurchase agreement with First Chicago Capital Markets,
4.75%, dated 12/31/98, to be repurchased at $112,559,375 on
1/4/99, collateralized by U.S. Treasury Nts., 4%-8.875%,
2/15/99-7/15/06, with a value of $114,795,454 (Cost
$112,500,000)                                                  112,500,000     112,500,000
------------------------------------------------------------------------------------------
TOTAL INVESTMENTS, AT VALUE (COST $729,339,720)                      100.1%  1,079,562,636
------------------------------------------------------------------------------------------
LIABILITIES IN EXCESS OF OTHER ASSETS                                 (0.1)     (1,602,476)
                                                              ------------  --------------
NET ASSETS                                                           100.0% $1,077,960,160
                                                              ------------  --------------
                                                              ------------  --------------

1. Non-income producing security.

2. A sufficient amount of liquid assets has been designated to cover outstanding written call options, as follows:

                                                     SHARES                                      MARKET
                                                     SUBJECT    EXPIRATION EXERCISE   PREMIUM    VALUE
                                                     TO CALL    DATE       PRICE      RECEIVED   NOTE 1
------------------------------------------------------------------------------------------------------------
Uniphase Corp.                                       13,800     1/99       $70        $34,764        $32,775

3. Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees. These securities amount to $9,035,937, or 0.84% of the Fund's net assets as of December 31, 1998.

See accompanying Notes to Financial Statements.

OPPENHEIMER VARIABLE ACCOUNT FUNDS - OPPENHEIMER GROWTH FUND
STATEMENT OF INVESTMENTS
DECEMBER 31, 1998

                                                    MARKET VALUE
                                     SHARES         NOTE 1
-----------------------------------------------------------------
COMMON STOCKS - 91.5%
-----------------------------------------------------------------
BASIC MATERIALS - 1.7%
-----------------------------------------------------------------
CHEMICALS - 1.5%
Crompton & Knowles Corp.                  100,200   $  2,072,887
-----------------------------------------------------------------
Morton International, Inc.                139,000      3,405,500
-----------------------------------------------------------------
PPG Industries, Inc.                      100,000      5,825,000
                                                    -------------
                                                      11,303,387
-----------------------------------------------------------------
PAPER - 0.2%
Rayonier, Inc.                             32,400      1,488,375
-----------------------------------------------------------------
CAPITAL GOODS - 4.1%
-----------------------------------------------------------------
ELECTRICAL EQUIPMENT - 1.4%
Emerson Electric Co.                       45,000      2,815,312
-----------------------------------------------------------------
Sanmina Corp.(1)                          128,500      8,031,250
                                                    -------------
                                                      10,846,562
-----------------------------------------------------------------
INDUSTRIAL SERVICES - 0.9%
Coflexip SA, Sponsored ADR                 49,200      1,580,550
-----------------------------------------------------------------
Southdown, Inc.                            95,500      5,652,406
                                                    -------------
                                                       7,232,956
-----------------------------------------------------------------
MANUFACTURING - 1.8%
Herman Miller, Inc.                       120,000      3,225,000
-----------------------------------------------------------------
Illinois Tool Works, Inc.                  57,500      3,335,000
-----------------------------------------------------------------
Owens-Illinois, Inc.(1)                    40,000      1,225,000
-----------------------------------------------------------------
Tyco International Ltd.                    75,022      5,659,472
                                                    -------------
                                                      13,444,472
-----------------------------------------------------------------
CONSUMER CYCLICALS - 16.8%
-----------------------------------------------------------------
AUTOS & HOUSING - 3.3%
Arvin Industries, Inc.                     99,300      4,139,569
-----------------------------------------------------------------
Centex Corp.                              136,000      6,128,500
-----------------------------------------------------------------
Ethan Allen Interiors, Inc.                80,000      3,280,000
-----------------------------------------------------------------
Magna International, Inc., Cl. A           22,000      1,364,000
-----------------------------------------------------------------
Pulte Corp.                                44,000      1,223,750
-----------------------------------------------------------------
Toll Brothers, Inc.(1)                    156,200      3,524,262
-----------------------------------------------------------------
USG Corp.                                 110,000      5,603,125
                                                    -------------
                                                      25,263,206
-----------------------------------------------------------------
LEISURE & ENTERTAINMENT - 4.1%
Callaway Golf Co.                          95,000        973,750
-----------------------------------------------------------------
Carnival Corp.                            410,000     19,680,000
-----------------------------------------------------------------
Harley-Davidson, Inc.                      70,000      3,316,250
-----------------------------------------------------------------
Harrah's Entertainment, Inc.(1)           153,000      2,400,187
-----------------------------------------------------------------
International Game Technology              50,000      1,215,625

OPPENHEIMER VARIABLE ACCOUNT FUNDS - OPPENHEIMER GROWTH FUND
STATEMENT OF INVESTMENTS (CONTINUED)

                                                    MARKET VALUE
                                     SHARES         NOTE 1
-----------------------------------------------------------------
LEISURE & ENTERTAINMENT (CONTINUED)

Premier Parks, Inc.(1)                    130,000   $  3,932,500
                                                    -------------
                                                      31,518,312
-----------------------------------------------------------------
MEDIA - 3.2%
CBS Corp.                                 150,000      4,912,500
-----------------------------------------------------------------
Chancellor Media Corp.(1)                 130,000      6,223,750
-----------------------------------------------------------------
Infinity Broadcasting Corp., Cl.
A(1)                                      223,900      6,129,262
-----------------------------------------------------------------
New York Times Co., Cl. A                 200,000      6,937,500
                                                    -------------
                                                      24,203,012
-----------------------------------------------------------------
RETAIL: GENERAL - 4.2%
Dayton Hudson Corp.                        65,000      3,526,250
-----------------------------------------------------------------
Federated Department Stores,
Inc.(1)                                    50,000      2,178,125
-----------------------------------------------------------------
Fred Meyer, Inc.(1)                       160,000      9,640,000
-----------------------------------------------------------------
Jones Apparel Group, Inc.(1)              200,000      4,412,500
-----------------------------------------------------------------
Nordstrom, Inc.                           125,000      4,335,937
-----------------------------------------------------------------
Tommy Hilfiger Corp.(1)                   120,000      7,200,000
-----------------------------------------------------------------
WestPoint Stevens, Inc.(1)                 35,000      1,104,687
                                                    -------------
                                                      32,397,499
-----------------------------------------------------------------
RETAIL: SPECIALTY - 2.0%
Barnes & Noble, Inc.(1)                    80,000      3,400,000
-----------------------------------------------------------------
Intimate Brands, Inc., Cl. A               62,000      1,852,250
-----------------------------------------------------------------
Nine West Group, Inc.(1)                  130,000      2,023,125
-----------------------------------------------------------------
Republic Industries, Inc.(1)              206,000      3,038,500
-----------------------------------------------------------------
TJX Cos., Inc.                            184,000      5,336,000
                                                    -------------
                                                      15,649,875
-----------------------------------------------------------------
CONSUMER STAPLES - 12.6%
-----------------------------------------------------------------
CONSUMER SERVICES - 2.5%
Budget Group, Inc., Cl. A(1)              271,800      4,314,825
-----------------------------------------------------------------
Hertz Corp., Cl. A                         73,000      3,330,625
-----------------------------------------------------------------
Omnicom Group, Inc.                       145,000      8,410,000
-----------------------------------------------------------------
Young & Rubicam, Inc.(1)                   94,500      3,059,437
                                                    -------------
                                                      19,114,887
-----------------------------------------------------------------
ENTERTAINMENT - 2.9%
CKE Restaurants, Inc.                     127,270      3,746,511
-----------------------------------------------------------------
Royal Caribbean Cruises Ltd.              190,000      7,030,000
-----------------------------------------------------------------
Time Warner, Inc.                         180,000     11,171,250
                                                    -------------
                                                      21,947,761
-----------------------------------------------------------------
FOOD - 1.0%
IBP, Inc.                                  72,800      2,120,300
-----------------------------------------------------------------
Keebler Foods Co.(1)                      145,000      5,455,625
                                                    -------------
                                                       7,575,925

OPPENHEIMER VARIABLE ACCOUNT FUNDS - OPPENHEIMER GROWTH FUND
STATEMENT OF INVESTMENTS (CONTINUED)

                                                    MARKET VALUE
                                     SHARES         NOTE 1
-----------------------------------------------------------------
FOOD & DRUG RETAILERS - 4.5%
CVS Corp.                                 280,000   $ 15,400,000
-----------------------------------------------------------------
Safeway, Inc.(1)                          310,000     18,890,625
                                                    -------------
                                                      34,290,625
-----------------------------------------------------------------
HOUSEHOLD GOODS - 1.7%
Avon Products, Inc.                       287,000     12,699,750
-----------------------------------------------------------------
ENERGY - 1.6%
-----------------------------------------------------------------
ENERGY SERVICES & PRODUCERS - 0.8%
BJ Services Co.(1)                         50,000        781,250
-----------------------------------------------------------------
Global Industries Ltd.(1)                  60,100        368,112
-----------------------------------------------------------------
Halliburton Co.                           129,800      3,845,325
-----------------------------------------------------------------
Varco International, Inc.(1)              166,200      1,288,050
                                                    -------------
                                                       6,282,737
-----------------------------------------------------------------
OIL - DOMESTIC - 0.4%
Mobil Corp.                                18,200      1,585,675
-----------------------------------------------------------------
Texaco, Inc.                               29,000      1,533,375
                                                    -------------
                                                       3,119,050
-----------------------------------------------------------------
OIL - INTERNATIONAL - 0.4%
Total SA, Sponsored ADR                    60,000      2,985,000
-----------------------------------------------------------------
FINANCIAL - 11.9%
-----------------------------------------------------------------
BANKS - 2.9%
Bank One Corp.                            124,488      6,356,668
-----------------------------------------------------------------
BankBoston Corp.                           30,000      1,168,125
-----------------------------------------------------------------
Chase Manhattan Corp. (New)                31,280      2,128,995
-----------------------------------------------------------------
Credito Italiano SpA                      376,000      2,233,572
-----------------------------------------------------------------
Fleet Financial Group, Inc.               150,000      6,703,125
-----------------------------------------------------------------
Skandinaviska Enskilda Banken Group       177,500      1,872,330
-----------------------------------------------------------------
Unibanco-Uniao de Bancos
Brasileiros SA, Sponsored GDR             133,000      1,920,188
                                                    -------------
                                                      22,383,003
-----------------------------------------------------------------
DIVERSIFIED FINANCIAL - 6.5%
Associates First Capital Corp., Cl.
A                                         180,000      7,627,500
-----------------------------------------------------------------
Boston Properties, Inc.                   110,000      3,355,000
-----------------------------------------------------------------
Citigroup, Inc.                           228,499     11,310,701
-----------------------------------------------------------------
Fannie Mae                                 36,000      2,664,000
-----------------------------------------------------------------
Finova Group, Inc.                         60,800      3,279,400
-----------------------------------------------------------------
Franklin Resources, Inc.                   71,200      2,278,400
-----------------------------------------------------------------
Freddie Mac                                60,000      3,866,250
-----------------------------------------------------------------
Merrill Lynch & Co., Inc.                  70,000      4,672,500
-----------------------------------------------------------------
Morgan Stanley Dean Witter & Co.           80,000      5,680,000
-----------------------------------------------------------------
Price (T. Rowe) Associates, Inc.           65,000      2,226,250

OPPENHEIMER VARIABLE ACCOUNT FUNDS - OPPENHEIMER GROWTH FUND
STATEMENT OF INVESTMENTS (CONTINUED)

                                                    MARKET VALUE
                                     SHARES         NOTE 1
-----------------------------------------------------------------
DIVERSIFIED FINANCIAL (CONTINUED)

Schwab (Charles) Corp.                     60,000   $  3,371,250
                                                    -------------
                                                      50,331,251
INSURANCE - 2.5%
CMAC Investment Corp.                      30,000      1,378,125
-----------------------------------------------------------------
Conseco, Inc.                             190,000      5,806,875
-----------------------------------------------------------------
Equitable Cos., Inc.                      100,000      5,787,500
-----------------------------------------------------------------
SunAmerica, Inc.                           78,500      6,368,313
                                                    -------------
                                                      19,340,813
-----------------------------------------------------------------
HEALTHCARE - 8.7%
-----------------------------------------------------------------
HEALTHCARE/DRUGS - 5.2%
Elan Corp. plc, ADR(1)                    100,000      6,956,250
-----------------------------------------------------------------
Lilly (Eli) & Co.                          45,000      3,999,375
-----------------------------------------------------------------
Pfizer, Inc.                              142,000     17,812,125
-----------------------------------------------------------------
Schering-Plough Corp.                     205,600     11,359,400
                                                    -------------
                                                      40,127,150
-----------------------------------------------------------------
HEALTHCARE/SUPPLIES & SERVICES -
3.5%
Baxter International, Inc.                 63,000      4,051,688
-----------------------------------------------------------------
Cardinal Health, Inc.                      95,400      7,238,475
-----------------------------------------------------------------
First Health Group Corp.(1)               157,600      2,610,250
-----------------------------------------------------------------
HEALTHSOUTH Corp.(1)                       88,000      1,358,500
-----------------------------------------------------------------
Lincare Holdings, Inc.(1)                  30,000      1,216,875
-----------------------------------------------------------------
Medtronic, Inc.                            55,000      4,083,750
-----------------------------------------------------------------
Safeskin Corp.(1)                         130,000      3,136,250
-----------------------------------------------------------------
Total Renal Care Holdings, Inc.(1)        101,750      3,007,984
                                                    -------------
                                                      26,703,772
-----------------------------------------------------------------
TECHNOLOGY - 29.0%
-----------------------------------------------------------------
COMPUTER HARDWARE - 7.7%
Cisco Systems, Inc.(1)                    200,000     18,562,500
-----------------------------------------------------------------
Compaq Computer Corp.                     250,000     10,484,375
-----------------------------------------------------------------
Data General Corp.(1)                     159,000      2,613,563
-----------------------------------------------------------------
Dell Computer Corp.(1)                     25,000      1,829,688
-----------------------------------------------------------------
EMC Corp.(1)                               94,000      7,990,000
-----------------------------------------------------------------
Gateway 2000, Inc.(1)                     100,000      5,118,750
-----------------------------------------------------------------
Seagate Technology, Inc.(1)               210,000      6,352,500
-----------------------------------------------------------------
Sun Microsystems, Inc.(1)                  74,000      6,336,250
                                                    -------------
                                                      59,287,626
-----------------------------------------------------------------
COMPUTER SOFTWARE/SERVICES - 10.2%
BMC Software, Inc.(1)                     180,000      8,021,250
-----------------------------------------------------------------
Cambridge Technology Partners,
Inc.(1)                                    50,000      1,106,250
-----------------------------------------------------------------
Gartner Group, Inc., Cl. A(1)              91,000      1,933,750

OPPENHEIMER VARIABLE ACCOUNT FUNDS - OPPENHEIMER GROWTH FUND
STATEMENT OF INVESTMENTS (CONTINUED)

                                                    MARKET VALUE
                                     SHARES         NOTE 1
-----------------------------------------------------------------
COMPUTER SOFTWARE/SERVICES
(CONTINUED)

HBO & Co.                                 170,000   $  4,876,875
-----------------------------------------------------------------
Microsoft Corp.(1)                        185,000     25,657,188
-----------------------------------------------------------------
Network Associates, Inc.(1)               120,000      7,950,000
-----------------------------------------------------------------
Oracle Corp.(1)                           180,000      7,762,500
-----------------------------------------------------------------
Peoplesoft, Inc.(1)                       188,000      3,560,250
-----------------------------------------------------------------
PLATINUM Technology, Inc.(1)              148,300      2,836,238
-----------------------------------------------------------------
Saville Systems Ireland plc,
Sponsored ADR(1)                           85,000      1,615,000
-----------------------------------------------------------------
Sungard Data Systems, Inc.(1)             163,300      6,480,969
-----------------------------------------------------------------
Unisys Corp.(1)                           110,000      3,788,125
-----------------------------------------------------------------
Veritas Software Corp.(1)                  50,000      2,996,875
                                                    -------------
                                                      78,585,270
-----------------------------------------------------------------
COMMUNICATIONS EQUIPMENT - 5.3%
Alcatel SA, Sponsored ADR                 140,000      3,421,250
-----------------------------------------------------------------
CIENA Corp.(1)                            100,000      1,462,500
-----------------------------------------------------------------
General Instrument Corp.(1)               250,000      8,484,375
-----------------------------------------------------------------
Lucent Technologies, Inc.                  35,000      3,850,000
-----------------------------------------------------------------
Premisys Communications, Inc.(1)          160,000      1,470,000
-----------------------------------------------------------------
Tellabs, Inc.(1)                          323,000     22,145,688
                                                    -------------
                                                      40,833,813
-----------------------------------------------------------------
ELECTRONICS - 5.8%
Applied Materials, Inc.(1)                 70,000      2,988,125
-----------------------------------------------------------------
LSI Logic Corp.(1)                         63,000      1,015,875
-----------------------------------------------------------------
Micron Technology, Inc.(1)                105,000      5,309,063
-----------------------------------------------------------------
Motorola, Inc.                             70,000      4,274,375
-----------------------------------------------------------------
Novellus Systems, Inc.(1)                  78,000      3,861,000
-----------------------------------------------------------------
Uniphase Corp.(1)                          80,000      5,550,000
-----------------------------------------------------------------
Vitesse Semiconductor Corp.(1)            286,100     13,053,313
-----------------------------------------------------------------
Waters Corp.(1)                           100,000      8,725,000
                                                    -------------
                                                      44,776,751
-----------------------------------------------------------------
TELECOMMUNICATIONS - 3.9%
-----------------------------------------------------------------
TELEPHONE UTILITIES - 1.2%
Embratel Participacoes SA, ADR(1)          80,000      1,115,000
-----------------------------------------------------------------
SBC Communications, Inc.                   70,000      3,753,750
-----------------------------------------------------------------
Telesp Celular Participacoes SA,
ADR(1)                                    100,000      1,750,000
-----------------------------------------------------------------
Telesp Participacoes SA, ADR(1)           115,000      2,544,375
                                                    -------------
                                                       9,163,125
-----------------------------------------------------------------
TELECOMMUNICATIONS/TECHNOLOGY -
2.7%
MCI WorldCom, Inc.(1)                     211,000     15,139,250
-----------------------------------------------------------------
Qwest Communications International,
Inc.(1)                                   113,942      5,697,100
                                                    -------------
                                                      20,836,350

OPPENHEIMER VARIABLE ACCOUNT FUNDS - OPPENHEIMER GROWTH FUND
STATEMENT OF INVESTMENTS (CONTINUED)

                                                    MARKET VALUE
                                     SHARES         NOTE 1
-----------------------------------------------------------------
TRANSPORTATION - 1.2%
-----------------------------------------------------------------
RAILROADS & TRUCKERS - 1.2%
Kansas City Southern Industries,
Inc.                                      190,000   $  9,345,625
                                                    -------------
Total Common Stocks (Cost
$511,894,542)                                        703,077,940

                                     PRINCIPAL
                                     AMOUNT
-----------------------------------------------------------------
REPURCHASE AGREEMENTS - 8.4%
-----------------------------------------------------------------
Repurchase agreement with First
Chicago Capital Markets, 4.75%,
dated 12/31/98, to be repurchased
at $64,433,989 on 1/4/99,
collateralized by U.S. Treasury
Nts.,
4%-8.875%, 2/15/99-7/15/06, with a
value of $65,714,020 (Cost
$64,400,000)                         $ 64,400,000     64,400,000
-----------------------------------------------------------------
TOTAL INVESTMENTS, AT VALUE (COST
$576,294,542)                                99.9%   767,477,940
-----------------------------------------------------------------
OTHER ASSETS NET OF LIABILITIES               0.1      1,071,756
                                     ------------   -------------
NET ASSETS                                  100.0%  $768,549,696
                                     ------------   -------------
                                     ------------   -------------

1. Non-income producing security.

See accompanying Notes to Financial Statements.

OPPENHEIMER VARIABLE ACCOUNT FUNDS - OPPENHEIMER MULTIPLE STRATEGIES FUND STATEMENT OF INVESTMENTS
DECEMBER 31, 1998

                                                           MARKET VALUE
                                             SHARES        NOTE 1
--------------------------------------------------------------------------
COMMON STOCKS - 48.3%
--------------------------------------------------------------------------
BASIC MATERIALS - 1.5%
--------------------------------------------------------------------------
CHEMICALS - 0.9%
Bayer AG, Sponsored ADR                            47,000  $    1,962,659
--------------------------------------------------------------------------
Du Pont (E.I.) De Nemours & Co.                    27,000       1,432,687
--------------------------------------------------------------------------
Potash Corp. of Saskatchewan, Inc.(1)              32,500       2,075,937
                                                           ---------------
                                                                5,471,283
--------------------------------------------------------------------------
METALS - 0.2%
De Beers Consolidated Mines Ltd., ADR             100,000       1,275,000
--------------------------------------------------------------------------
PAPER - 0.4%
MacMillan Bloedel Ltd.                            130,883       1,307,548
--------------------------------------------------------------------------
Wausau-Mosinee Paper Corp.                         77,000       1,361,937
                                                           ---------------
                                                                2,669,485
--------------------------------------------------------------------------
CAPITAL GOODS - 1.8%
--------------------------------------------------------------------------
ELECTRICAL EQUIPMENT - 0.3%
Rockwell International Corp.                       42,500       2,063,906
--------------------------------------------------------------------------
MANUFACTURING - 1.5%
AGCO Corp.                                         90,000         708,750
--------------------------------------------------------------------------
ASM Lithography Holding NV(1)(2)                   50,400       1,537,200
--------------------------------------------------------------------------
Cognex Corp.(2)                                    70,000       1,400,000
--------------------------------------------------------------------------
Hexcel Corp. (New)(2)                             125,000       1,046,875
--------------------------------------------------------------------------
Hutchison Whampoa Ltd.                             35,000         247,353
--------------------------------------------------------------------------
JLK Direct Distribution, Inc.(2)                   30,000         305,625
--------------------------------------------------------------------------
Pall Corp.                                        105,000       2,657,812
--------------------------------------------------------------------------
Tenneco, Inc. (New)                                50,000       1,703,125
                                                           ---------------
                                                                9,606,740
--------------------------------------------------------------------------
CONSUMER CYCLICALS - 8.1%
--------------------------------------------------------------------------
AUTOS & HOUSING - 1.3%
Dana Corp.                                         37,500       1,532,812
--------------------------------------------------------------------------
Ethan Allen Interiors, Inc.                        10,000         410,000
--------------------------------------------------------------------------
IRSA Inversiones y Representaciones SA            363,877         997,923
--------------------------------------------------------------------------
Lear Corp.(2)                                      52,500       2,021,250
--------------------------------------------------------------------------
Owens Corning                                      58,000       2,055,375
--------------------------------------------------------------------------
Toll Brothers, Inc.(2)                             46,000       1,037,875
                                                           ---------------
                                                                8,055,235
--------------------------------------------------------------------------
LEISURE & ENTERTAINMENT - 2.9%
Berjaya Sports Toto Berhad(3)                     410,000         409,137
--------------------------------------------------------------------------
Brunswick Corp.                                    65,000       1,608,750
--------------------------------------------------------------------------
Callaway Golf Co.                                  87,000         891,750
--------------------------------------------------------------------------
Carnival Corp.                                     27,500       1,320,000

OPPENHEIMER VARIABLE ACCOUNT FUNDS - OPPENHEIMER MULTIPLE STRATEGIES FUND STATEMENT OF INVESTMENTS (CONTINUED)

                                                           MARKET VALUE
                                             SHARES        NOTE 1
--------------------------------------------------------------------------
LEISURE & ENTERTAINMENT (CONTINUED)

Crestline Capital Corp.(2)                          9,000  $      138,375
--------------------------------------------------------------------------
Host Marriott Corp.(2)                             90,000       1,243,125
--------------------------------------------------------------------------
International Game Technology                     120,000       2,917,500
--------------------------------------------------------------------------
Marriott International, Inc., Cl. A                35,000       1,015,000
--------------------------------------------------------------------------
Mattel, Inc.                                           --               6
--------------------------------------------------------------------------
Mirage Resorts, Inc.(2)                           170,000       2,539,375
--------------------------------------------------------------------------
Nintendo Co. Ltd.                                  32,000       3,094,040
--------------------------------------------------------------------------
Shimano, Inc.                                     100,000       2,573,951
                                                           ---------------
                                                               17,751,009
--------------------------------------------------------------------------
MEDIA - 1.6%
CBS Corp.(1)                                      110,000       3,602,500
--------------------------------------------------------------------------
MediaOne Group, Inc.(2)                            57,600       2,707,200
--------------------------------------------------------------------------
RCN Corp.(2)                                      135,000       2,387,812
--------------------------------------------------------------------------
South China Morning Post Holdings Ltd.          2,258,000       1,158,580
                                                           ---------------
                                                                9,856,092
--------------------------------------------------------------------------
RETAIL: GENERAL - 1.6%
Cone Mills Corp.(2)                               154,000         866,250
--------------------------------------------------------------------------
Dayton Hudson Corp.                                28,000       1,519,000
--------------------------------------------------------------------------
Federated Department Stores, Inc.(1)(2)            47,500       2,069,219
--------------------------------------------------------------------------
Jones Apparel Group, Inc.(2)                       77,000       1,698,812
--------------------------------------------------------------------------
Neiman Marcus Group, Inc.(2)                       79,000       1,970,062
--------------------------------------------------------------------------
Saks, Inc.(2)                                      51,660       1,630,519
                                                           ---------------
                                                                9,753,862
--------------------------------------------------------------------------
RETAIL: SPECIALTY - 0.7%
AutoZone, Inc.(1)(2)                               57,000       1,877,437
--------------------------------------------------------------------------
General Nutrition Cos., Inc.(2)                   104,000       1,690,000
--------------------------------------------------------------------------
Petco Animal Supplies, Inc.(2)                     60,000         603,750
                                                           ---------------
                                                                4,171,187
--------------------------------------------------------------------------
CONSUMER STAPLES - 4.5%
--------------------------------------------------------------------------
BEVERAGES - 0.6%
Coca-Cola Beverages plc(2)                         55,000          95,750
--------------------------------------------------------------------------
Diageo plc                                        155,800       1,744,928
--------------------------------------------------------------------------
Whitman Corp.(1)                                   62,000       1,573,250
                                                           ---------------
                                                                3,413,928
--------------------------------------------------------------------------
CONSUMER SERVICES - 0.4%
Alternative Living Services, Inc.(2)               74,000       2,534,500
--------------------------------------------------------------------------
Intermedia Communications, Inc.(2)                    462           7,969
--------------------------------------------------------------------------
Intermedia Communications, Inc.(2)(3)                  58             800
                                                           ---------------
                                                                2,543,269

OPPENHEIMER VARIABLE ACCOUNT FUNDS - OPPENHEIMER MULTIPLE STRATEGIES FUND STATEMENT OF INVESTMENTS (CONTINUED)

                                                           MARKET VALUE
                                             SHARES        NOTE 1
--------------------------------------------------------------------------
ENTERTAINMENT - 1.0%
Cracker Barrel Old Country Store, Inc.             76,000  $    1,771,750
--------------------------------------------------------------------------
Luby's Cafeterias, Inc.                            90,000       1,389,375
--------------------------------------------------------------------------
Time Warner, Inc.                                  48,000       2,979,000
                                                           ---------------
                                                                6,140,125
--------------------------------------------------------------------------
FOOD - 0.7%
Groupe Danone                                      10,000       2,864,300
--------------------------------------------------------------------------
Nestle SA, Sponsored ADR                           14,000       1,523,866
                                                           ---------------
                                                                4,388,166
--------------------------------------------------------------------------
FOOD & DRUG RETAILERS - 0.0%
Cia Brasileira de Distribuicao Grupo Pao
de Acucar, Sponsored ADR                           14,000         217,000
--------------------------------------------------------------------------
HOUSEHOLD GOODS - 0.7%
Fort James Corp.                                   43,000       1,720,000
--------------------------------------------------------------------------
Rexall Sundown, Inc.(2)                            52,100         729,400
--------------------------------------------------------------------------
Wella AG                                            2,150       1,471,608
--------------------------------------------------------------------------
Wella AG, Preference                                  200         168,115
                                                           ---------------
                                                                4,089,123
--------------------------------------------------------------------------
TOBACCO - 1.1%
Imperial Tobacco Group plc                        225,400       2,406,714
--------------------------------------------------------------------------
Philip Morris Cos., Inc.(1)                        87,000       4,654,500
                                                           ---------------
                                                                7,061,214
--------------------------------------------------------------------------
ENERGY - 2.2%
--------------------------------------------------------------------------
ENERGY SERVICES & PRODUCERS - 0.9%
Baker Hughes, Inc.                                 33,750         596,953
--------------------------------------------------------------------------
Input/Output, Inc.(2)                             193,000       1,411,312
--------------------------------------------------------------------------
Santa Fe International Corp.                       99,000       1,447,875
--------------------------------------------------------------------------
Schlumberger Ltd.                                  25,000       1,153,125
--------------------------------------------------------------------------
Transocean Offshore, Inc.                          44,000       1,179,750
                                                           ---------------
                                                                5,789,015
--------------------------------------------------------------------------
OIL - DOMESTIC - 0.6%
Comstock Resources, Inc.(2)                       175,000         535,937
--------------------------------------------------------------------------
Kerr-McGee Corp.                                   35,000       1,338,750
--------------------------------------------------------------------------
Unocal Corp.                                       65,000       1,897,187
                                                           ---------------
                                                                3,771,874
--------------------------------------------------------------------------
OIL - INTERNATIONAL - 0.7%
Petroleo Brasileiro SA, Preference              3,330,000         377,595
--------------------------------------------------------------------------
Talisman Energy, Inc.(2)                           95,510       1,680,702
--------------------------------------------------------------------------
Total SA, Sponsored ADR                            17,501         870,675
--------------------------------------------------------------------------
YPF SA, Cl. D, ADR                                 50,000       1,396,875
                                                           ---------------
                                                                4,325,847

OPPENHEIMER VARIABLE ACCOUNT FUNDS - OPPENHEIMER MULTIPLE STRATEGIES FUND STATEMENT OF INVESTMENTS (CONTINUED)

                                                           MARKET VALUE
                                             SHARES        NOTE 1
--------------------------------------------------------------------------
FINANCIAL - 11.1%
--------------------------------------------------------------------------
BANKS - 6.3%
ABN Amro Holding NV                                62,700  $    1,319,707
--------------------------------------------------------------------------
Banco Frances del Rio de la Plata SA               95,000         675,109
--------------------------------------------------------------------------
Bank One Corp.                                     36,000       1,838,250
--------------------------------------------------------------------------
BankAmerica Corp. (New)(1)                        167,500      10,070,937
--------------------------------------------------------------------------
Chase Manhattan Corp. (New)                       165,000      11,230,312
--------------------------------------------------------------------------
Credit Suisse Group                                 5,225         817,595
--------------------------------------------------------------------------
Credito Italiano SpA                              460,700       2,736,720
--------------------------------------------------------------------------
J.P. Morgan & Co., Inc.(1)                         18,500       1,943,656
--------------------------------------------------------------------------
Societe Generale                                   26,200       4,244,714
--------------------------------------------------------------------------
UBS AG                                              4,175       1,282,278
--------------------------------------------------------------------------
Wells Fargo Co.                                    70,000       2,795,625
                                                           ---------------
                                                               38,954,903
--------------------------------------------------------------------------
DIVERSIFIED FINANCIAL - 1.5%
American Express Co.(1)                            20,000       2,045,000
--------------------------------------------------------------------------
Avalonbay Communities, Inc.                        30,732       1,052,571
--------------------------------------------------------------------------
ICICI Ltd., GDR(4)                                 35,500         236,963
--------------------------------------------------------------------------
Merrill Lynch & Co., Inc.(1)                       31,000       2,069,250
--------------------------------------------------------------------------
Morgan Stanley Dean Witter & Co.(1)                40,000       2,840,000
--------------------------------------------------------------------------
Simon Property Group, Inc. (New)                   37,500       1,068,750
                                                           ---------------
                                                                9,312,534
--------------------------------------------------------------------------
INSURANCE - 1.1%
Everest Reinsurance Holdings, Inc.                 56,000       2,180,500
--------------------------------------------------------------------------
Skandia Forsakrings AB                            162,000       2,478,305
--------------------------------------------------------------------------
UNUM Corp.                                         40,000       2,335,000
                                                           ---------------
                                                                6,993,805
--------------------------------------------------------------------------
REAL ESTATE INVESTMENT TRUSTS - 2.2%
Archstone Communities Trust                        52,000       1,053,000
--------------------------------------------------------------------------
Brandywine Realty Trust                            56,000       1,001,000
--------------------------------------------------------------------------
Camden Property Trust                              40,000       1,040,000
--------------------------------------------------------------------------
CarrAmerica Realty Corp.                           48,000       1,152,000
--------------------------------------------------------------------------
Chastain Capital Corp.                            134,000         603,000
--------------------------------------------------------------------------
Chelsea GCA Realty, Inc.                           32,000       1,140,000
--------------------------------------------------------------------------
Cornerstone Properties, Inc.                       68,000       1,062,500
--------------------------------------------------------------------------
CRIIMI MAE, Inc.                                  115,000         402,500
--------------------------------------------------------------------------
Developers Diversified Realty Corp.                62,000       1,100,500
--------------------------------------------------------------------------
JDN Realty Corp.                                   60,000       1,293,750
--------------------------------------------------------------------------
Manufactured Home Communities, Inc.                44,000       1,102,750
--------------------------------------------------------------------------
Post Properties, Inc.                              28,000       1,076,250
--------------------------------------------------------------------------
Shurgard Storage Centers, Inc.                     44,000       1,135,750

OPPENHEIMER VARIABLE ACCOUNT FUNDS - OPPENHEIMER MULTIPLE STRATEGIES FUND STATEMENT OF INVESTMENTS (CONTINUED)

                                                           MARKET VALUE
                                             SHARES        NOTE 1
--------------------------------------------------------------------------
REAL ESTATE INVESTMENT TRUSTS
(CONTINUED)

Sunstone Hotel Investors, Inc.                     80,000  $      755,000
                                                           ---------------
                                                               13,918,000
--------------------------------------------------------------------------
HEALTHCARE - 4.1%
--------------------------------------------------------------------------
HEALTHCARE/DRUGS - 3.4%
Abbott Laboratories                                42,000       2,058,000
--------------------------------------------------------------------------
American Home Products Corp.                       56,000       3,153,500
--------------------------------------------------------------------------
Astra AB Free, Series A                           120,000       2,450,176
--------------------------------------------------------------------------
Centocor, Inc.(1)(2)                               60,500       2,730,063
--------------------------------------------------------------------------
Johnson & Johnson                                  21,000       1,761,375
--------------------------------------------------------------------------
Mylan Laboratories, Inc.(1)                        69,500       2,189,250
--------------------------------------------------------------------------
Novartis AG                                         2,000       3,930,131
--------------------------------------------------------------------------
SmithKline Beecham plc, Cl. A.,
Sponsored ADR                                      38,000       2,641,000
                                                           ---------------
                                                               20,913,495
--------------------------------------------------------------------------
HEALTHCARE/SUPPLIES & SERVICES - 0.7%
Acuson Corp.(2)                                   104,000       1,547,000
--------------------------------------------------------------------------
Biomet, Inc.                                       20,000         805,000
--------------------------------------------------------------------------
Innovasive Devices, Inc.(2)                       110,000         371,250
--------------------------------------------------------------------------
Pliva d.d., Sponsored GDR(4)                       20,000         332,000
--------------------------------------------------------------------------
United Healthcare Corp.                            32,800       1,412,450
                                                           ---------------
                                                                4,467,700
--------------------------------------------------------------------------
TECHNOLOGY - 10.8%
--------------------------------------------------------------------------
COMPUTER HARDWARE - 3.4%
3Com Corp.(2)                                      33,000       1,478,813
--------------------------------------------------------------------------
Canon, Inc.                                        50,000       1,066,225
--------------------------------------------------------------------------
Cisco Systems, Inc.(1)(2)                          45,000       4,176,563
--------------------------------------------------------------------------
Compaq Computer Corp.                              17,500         733,906
--------------------------------------------------------------------------
Hewlett-Packard Co.                                39,000       2,664,188
--------------------------------------------------------------------------
International Business Machines Corp.(1)           60,000      11,085,000
                                                           ---------------
                                                               21,204,695
--------------------------------------------------------------------------
COMPUTER SOFTWARE/SERVICES - 3.4%
America Online, Inc.(1)                            34,200       4,950,450
--------------------------------------------------------------------------
Computer Associates International,
Inc.(1)                                            62,999       2,685,354
--------------------------------------------------------------------------
Electronic Arts, Inc.(1)(2)                        25,000       1,403,125
--------------------------------------------------------------------------
First Data Corp.                                   80,000       2,535,000
--------------------------------------------------------------------------
Novell, Inc.(1)(2)                                126,000       2,283,750
--------------------------------------------------------------------------
PLATINUM Technology, Inc.(2)                       70,000       1,338,750
--------------------------------------------------------------------------
Rational Software Corp.(1)(2)                     128,000       3,392,000
--------------------------------------------------------------------------
Sabre Group Holdings, Inc.(1)(2)                   60,000       2,670,000
--------------------------------------------------------------------------
SELECT Software Tools Ltd., ADR(2)                100,000         106,250

OPPENHEIMER VARIABLE ACCOUNT FUNDS - OPPENHEIMER MULTIPLE STRATEGIES FUND STATEMENT OF INVESTMENTS (CONTINUED)

                                                           MARKET VALUE
                                             SHARES        NOTE 1
--------------------------------------------------------------------------
COMPUTER SOFTWARE/SERVICES (CONTINUED)

Structural Dynamics Research Corp.(2)                 167  $        3,319
                                                           ---------------
                                                               21,367,998
--------------------------------------------------------------------------
COMMUNICATIONS EQUIPMENT - 0.2%
Tellabs, Inc.(1)(2)                                17,500       1,199,844
--------------------------------------------------------------------------
ELECTRONICS - 3.3%
Analog Devices, Inc.(1)(2)                         69,000       2,164,875
--------------------------------------------------------------------------
General Motors Corp., Cl. H(1)(2)                  40,200       1,595,438
--------------------------------------------------------------------------
Intel Corp.(1)                                     86,000      10,196,375
--------------------------------------------------------------------------
Keyence Corp.                                       9,000       1,104,636
--------------------------------------------------------------------------
Methode Electronics, Inc., Cl. A                  105,000       1,640,625
--------------------------------------------------------------------------
STMicroelectronics NV, NY Shares(1)(2)             17,500       1,366,094
--------------------------------------------------------------------------
Teradyne, Inc.(1)(2)                               29,000       1,228,875
--------------------------------------------------------------------------
Xilinx, Inc.(1)(2)                                 21,000       1,367,625
                                                           ---------------
                                                               20,664,543
--------------------------------------------------------------------------
PHOTOGRAPHY - 0.5%
Xerox Corp.(1)                                     24,000       2,832,000
--------------------------------------------------------------------------
TELECOMMUNICATIONS - 1.8%
--------------------------------------------------------------------------
TELEPHONE UTILITIES - 0.4%
SBC Communications, Inc.                           44,000       2,359,500
--------------------------------------------------------------------------
Telecomunicacoes Brasileiras SA                 8,100,000             670
                                                           ---------------
                                                                2,360,170
--------------------------------------------------------------------------
TELECOMMUNICATIONS/TECHNOLOGY - 1.4%
Airtouch Communications, Inc.(1)(2)                35,000       2,524,375
--------------------------------------------------------------------------
Embratel Participacoes SA(2)                    8,100,000          70,394
--------------------------------------------------------------------------
MCI WorldCom, Inc.(1)(2)                           62,195       4,462,491
--------------------------------------------------------------------------
Qwest Communications International,
Inc.(2)                                            25,000       1,250,000
--------------------------------------------------------------------------
Tele Celular Sul Participacoes SA(2)            8,100,000           7,509
--------------------------------------------------------------------------
Tele Centro Oeste Celular Participacoes
SA(2)                                           8,100,000           6,369
--------------------------------------------------------------------------
Tele Centro Sul Participacoes SA(2)             8,100,000          53,634
--------------------------------------------------------------------------
Tele Leste Celular Participacoes SA(2)          8,100,000           3,218
--------------------------------------------------------------------------
Tele Nordeste Celular Participacoes
SA(2)                                           8,100,000           4,090
--------------------------------------------------------------------------
Tele Norte Celular Participacoes SA(2)          8,100,000           2,615
--------------------------------------------------------------------------
Tele Norte Leste Participacoes SA(2)            8,100,000          66,372
--------------------------------------------------------------------------
Tele Sudeste Celular Participacoes SA(2)        8,100,000          22,794
--------------------------------------------------------------------------
Telemig Celular Participacoes SA(2)             8,100,000           5,699
--------------------------------------------------------------------------
Telesp Celular Participacoes SA(2)              8,100,000          34,862
--------------------------------------------------------------------------
Telesp Participacoes SA(2)                      8,100,000         103,915
                                                           ---------------
                                                                8,618,337

OPPENHEIMER VARIABLE ACCOUNT FUNDS - OPPENHEIMER MULTIPLE STRATEGIES FUND STATEMENT OF INVESTMENTS (CONTINUED)

                                                           MARKET VALUE
                                             SHARES        NOTE 1
--------------------------------------------------------------------------
TRANSPORTATION - 1.2%
--------------------------------------------------------------------------
AIR TRANSPORTATION - 0.6%
Alaska Air Group, Inc.(1)(2)                       29,500  $    1,305,375
--------------------------------------------------------------------------
AMR Corp.(1)(2)                                    40,000       2,375,000
                                                           ---------------
                                                                3,680,375
--------------------------------------------------------------------------
RAILROADS & TRUCKERS - 0.4%
Burlington Northern Santa Fe Corp.                 74,000       2,497,500
--------------------------------------------------------------------------
SHIPPING - 0.2%
Stolt-Nielsen SA                                   73,000         739,125
--------------------------------------------------------------------------
Stolt-Nielsen SA, Sponsored ADR                    17,650         180,913
--------------------------------------------------------------------------
Transportacion Maritima Mexicana SA de
CV, Sponsored ADR, L Shares(2)                     75,700         406,888
                                                           ---------------
                                                                1,326,926
--------------------------------------------------------------------------
UTILITIES - 1.2%
--------------------------------------------------------------------------
ELECTRIC UTILITIES - 1.0%
Allegheny Energy, Inc.                             48,000       1,656,000
--------------------------------------------------------------------------
Houston Industries, Inc.                           76,000       2,441,500
--------------------------------------------------------------------------
Southern Co.                                       75,000       2,179,688
                                                           ---------------
                                                                6,277,188
--------------------------------------------------------------------------
GAS UTILITIES - 0.2%
Enron Corp.                                        25,600       1,460,800
                                                           ---------------
Total Common Stocks (Cost $218,199,678)                       300,464,173
--------------------------------------------------------------------------
PREFERRED STOCKS - 0.9%
--------------------------------------------------------------------------
Budget Group, Inc., 6.25% Cv.(4)                   20,000         775,000
--------------------------------------------------------------------------
IGG Communications, Inc., 6.75% Cv.
Preferred Stock                                    45,000       2,356,875
--------------------------------------------------------------------------
Intermedia Communications, Inc.:
7% Cv. Preferred Securities(4)                      5,000          71,250
Depositary Shares Representing one
one-hundredth 7% Cum. Cv. Jr. Preferred
Stock, Series D, Non-Vtg.                          30,000         750,000
--------------------------------------------------------------------------
Monsanto Co., 6.50% Cv.(2)                         35,000       1,715,000
                                                           ---------------
Total Preferred Stocks (Cost $6,872,031)                        5,668,125

                                          UNITS
--------------------------------------------------------------------------
RIGHTS, WARRANTS AND CERTIFICATES - 0.0%
--------------------------------------------------------------------------
American Telecasting, Inc. Wts., Exp.
6/99(3)                                             6,000              60
--------------------------------------------------------------------------
Covergent Communications, Inc. Wts.,
Exp. 4/08(3)                                        2,000           2,500
--------------------------------------------------------------------------
Gaylord Container Corp. Wts., Exp. 11/02            9,232          50,776
--------------------------------------------------------------------------
IHF Capital, Inc. Series I Wts., Exp.
11/99(3)                                            1,000              10
--------------------------------------------------------------------------
Perkin-Elmer Corp. Wts., Exp. 9/03                    249           1,992
--------------------------------------------------------------------------
Terex Corp. Rts., Exp. 5/02(3)                      4,000          56,500
                                                           ---------------
Total Rights, Warrants and Certificates
(Cost $20,772)                                                    111,838

OPPENHEIMER VARIABLE ACCOUNT FUNDS - OPPENHEIMER MULTIPLE STRATEGIES FUND STATEMENT OF INVESTMENTS (CONTINUED)

                                          PRINCIPAL        MARKET VALUE
                                          AMOUNT(5)        NOTE 1
--------------------------------------------------------------------------
MORTGAGE-BACKED OBLIGATIONS - 1.4%
--------------------------------------------------------------------------
Federal National Mortgage Assn., 6.50%,
11/1/27-12/1/27                           $     4,672,379  $    4,704,386
--------------------------------------------------------------------------
Government National Mortgage Assn., 8%,
7/15/22-4/15/23                                 2,948,105       3,074,413
--------------------------------------------------------------------------
Resolution Trust Corp., Commercial Mtg.
Pass-Through Certificates,
Series 1994-C2, Cl. E, 8%, 4/25/25                651,810         649,060
                                                           ---------------
Total Mortgage-Backed Obligations (Cost
$8,273,574)                                                     8,427,859
--------------------------------------------------------------------------
U.S. GOVERNMENT OBLIGATIONS - 11.0%
--------------------------------------------------------------------------
U.S. Treasury Bonds:
8.875%, 8/15/17                                 2,900,000       4,089,908
STRIPS, 7.26%, 11/15/18(6)                     10,000,000       3,332,330
STRIPS, 7.10%, 11/15/18(6)                     16,000,000       5,311,200
STRIPS, 7.30%, 8/15/19(6)                      18,000,000       5,730,606
--------------------------------------------------------------------------
U.S. Treasury Nts.:
5.875%, 9/30/02                                15,000,000      15,600,000
6.125%, 9/30/00                                15,000,000      15,375,000
6.25%, 2/15/07                                  8,800,000       9,655,254
6.375%, 8/15/02                                 5,000,000       5,275,000
6.50%, 10/15/06                                 3,710,000       4,119,261
                                                           ---------------
Total U.S. Government Obligations (Cost
$62,146,404)                                                   68,488,559
--------------------------------------------------------------------------
FOREIGN GOVERNMENT OBLIGATIONS - 22.4%
--------------------------------------------------------------------------
ARGENTINA - 6.2%
Argentina (Republic of) Bonds, Bonos de
Consolidacion de Deudas,
Series I, 5.010%, 4/1/01(7)                     1,473,768       1,363,501
--------------------------------------------------------------------------
Argentina (Republic of) Bonds, Series L,
6.188%, 3/31/05(7)                              8,648,000       7,372,420
--------------------------------------------------------------------------
Argentina (Republic of) Nts., 14.25%,
11/30/02(7)                                    13,125,000      12,895,312
--------------------------------------------------------------------------
Argentina (Republic of) Par Bonds,
5.75%, 3/31/23(8)                              23,750,000      17,129,687
                                                           ---------------
                                                               38,760,920
--------------------------------------------------------------------------
AUSTRALIA - 0.5%
New South Wales Treasury Corp. Gtd.
Bonds, 7%, 4/1/04(AUD)                          3,160,000       2,098,810
--------------------------------------------------------------------------
Queensland Treasury Corp. Exchangeable
Gtd. Nts., 10.50%, 5/15/03(AUD)                 1,800,000       1,338,833
                                                           ---------------
                                                                3,437,643
--------------------------------------------------------------------------
BRAZIL - 3.7%
Brazil (Federal Republic of)
Capitalization Bonds, 8%, 4/15/14              21,079,398      12,594,940
--------------------------------------------------------------------------
Brazil (Federal Republic of) Eligible
Interest Bonds, 6.125%, 4/15/06(7)             15,792,000      10,185,840
                                                           ---------------
                                                               22,780,780
--------------------------------------------------------------------------
CANADA - 2.8%
Canada (Government of) Bonds:
8.50%, 4/1/02(CAD)                              1,500,000       1,089,060
8.75%, 12/1/05(CAD)                            12,200,000       9,782,863
9.75%, 12/1/01(CAD)                             3,000,000       2,220,607
9.75%, 6/1/01(CAD)                              2,000,000       1,452,419
Series WL43, 5.75%, 6/1/29(CAD)                 3,670,000       2,618,341
                                                           ---------------
                                                               17,163,290

OPPENHEIMER VARIABLE ACCOUNT FUNDS - OPPENHEIMER MULTIPLE STRATEGIES FUND STATEMENT OF INVESTMENTS (CONTINUED)

                                          PRINCIPAL        MARKET VALUE
                                          AMOUNT(5)        NOTE 1
--------------------------------------------------------------------------
DENMARK - 1.0%
Denmark (Kingdom of) Bonds, 8%,
3/15/06(DKK)                                   32,100,000  $    6,219,920
--------------------------------------------------------------------------
GREAT BRITAIN - 1.3%
United Kingdom Treasury Bonds, 6.75%,
11/26/04(GBP)                                   2,680,000       4,983,321
--------------------------------------------------------------------------
United Kingdom Treasury Nts., 13%,
7/14/00(GBP)                                    1,590,000       2,939,123
                                                           ---------------
                                                                7,922,444
--------------------------------------------------------------------------
IRELAND - 0.3%
Ireland (Government of) Bonds, 9.25%,
7/11/03(IEP)                                    1,110,000       2,057,171
--------------------------------------------------------------------------
MEXICO - 0.6%
United Mexican States Collateralized
Fixed Rate Par Bonds, Series W-A, 6.25%,
12/31/19                                        4,450,000       3,476,562
--------------------------------------------------------------------------
NEW ZEALAND - 4.9%
New Zealand (Government of) Bonds:
10%, 3/15/02(NZD)                              16,800,000      10,045,321
8%, 2/15/01(NZD)                               19,440,000      10,793,288
--------------------------------------------------------------------------
New Zealand (Government of) Nts., 6.50%,
2/15/00(NZD)                                   18,600,000       9,937,733
                                                           ---------------
                                                               30,776,342
--------------------------------------------------------------------------
PHILIPPINES - 0.4%
Philippines (Republic of) Bonds, 8.60%,
6/15/27                                         1,500,000       1,265,625
--------------------------------------------------------------------------
Philippines (Republic of) Par Bonds,
Series B, 6.50%, 12/1/17 (3)(8)                 1,675,000       1,461,437
                                                           ---------------
                                                                2,727,062
--------------------------------------------------------------------------
POLAND - 0.4%
Poland (Republic of) Bonds, 15%,
10/12/99(PLZ)                                   9,000,000       2,589,805
--------------------------------------------------------------------------
SOUTH AFRICA - 0.3%
Eskom Depositary Receipts, Series E168,
11%, 6/1/08(ZAR)                               12,570,000       1,591,691
                                                           ---------------
Total Foreign Government Obligations
(Cost $140,372,132)                                           139,503,630

--------------------------------------------------------------------------
NON-CONVERTIBLE CORPORATE BONDS AND
NOTES - 6.2%
--------------------------------------------------------------------------
BASIC MATERIALS - 0.9%
--------------------------------------------------------------------------
CHEMICALS - 0.2%
Laroche Industries, Inc., 9.50% Sr. Sub.
Nts., Series B, 9/15/07                           500,000         402,500
--------------------------------------------------------------------------
NL Industries, Inc., 11.75% Sr. Sec.
Nts., 10/15/03                                     85,000          90,737
--------------------------------------------------------------------------
Sterling Chemicals, Inc., 11.75% Sr.
Unsec. Sub. Nts., 8/15/06                         535,000         462,775
                                                           ---------------
                                                                  956,012
--------------------------------------------------------------------------
METALS - 0.4%
AK Steel Corp., 9.125% Sr. Nts.,
12/15/06                                        1,015,000       1,060,675
--------------------------------------------------------------------------
Kaiser Aluminum & Chemical Corp., 12.75%
Sr. Sub. Nts., 2/1/03                           1,000,000         985,000
--------------------------------------------------------------------------
Metallurg, Inc., 11% Sr. Nts., 12/1/07            450,000         420,750
                                                           ---------------
                                                                2,466,425

OPPENHEIMER VARIABLE ACCOUNT FUNDS - OPPENHEIMER MULTIPLE STRATEGIES FUND STATEMENT OF INVESTMENTS (CONTINUED)

                                          PRINCIPAL        MARKET VALUE
                                          AMOUNT(5)        NOTE 1
--------------------------------------------------------------------------
PAPER - 0.3%
Aracruz Celulose SA, 10.375% Debs.,
1/31/02(3)                                $       430,000  $      363,350
--------------------------------------------------------------------------
Riverwood International Corp., 10.625%
Sr. Unsec. Nts., 8/1/07                           500,000         497,500
--------------------------------------------------------------------------
SD Warren Co., 12% Sr. Sub. Nts., Series
B, 12/15/04                                       750,000         820,312
                                                           ---------------
                                                                1,681,162
--------------------------------------------------------------------------
CAPITAL GOODS - 0.3%
--------------------------------------------------------------------------
AEROSPACE/DEFENSE - 0.1%
Amtran, Inc., 10.50% Sr. Nts., 8/1/04             500,000         522,500
--------------------------------------------------------------------------
MANUFACTURING - 0.2%
International Wire Group, Inc., 11.75%
Sr. Sub. Nts., Series B, 6/1/05                   500,000         528,750
--------------------------------------------------------------------------
Polymer Group, Inc., 9% Sr. Sub. Nts.,
7/1/07                                            500,000         497,500
                                                           ---------------
                                                                1,026,250
--------------------------------------------------------------------------
CONSUMER CYCLICALS - 2.2%
--------------------------------------------------------------------------
AUTOS & HOUSING - 0.5%
American Standard Cos., Inc., 10.875%
Sr. Nts., 5/15/99                                 500,000         502,500
--------------------------------------------------------------------------
Building Materials Corp. of America,
8.625% Sr. Nts., Series B, 12/15/06               100,000         102,250
--------------------------------------------------------------------------
Cambridge Industries, Inc., 10.25% Sr.
Sub. Nts., Series B, 7/15/07                      500,000         432,500
--------------------------------------------------------------------------
Chrysler Financial LLC, 13.25% Debs.,
10/15/99                                          500,000         529,524
--------------------------------------------------------------------------
Hayes Wheels International, Inc., 11%
Sr. Sub. Nts., 7/15/06                            500,000         557,500
--------------------------------------------------------------------------
Icon Health & Fitness, Inc., 13% Sr.
Sub. Nts., Series B, 7/15/02                      610,000         369,050
--------------------------------------------------------------------------
Kaufman & Broad Home Corp., 7.75% Sr.
Nts., 10/15/04                                    400,000         404,000
                                                           ---------------
                                                                2,897,324
--------------------------------------------------------------------------
LEISURE & ENTERTAINMENT - 0.3%
Casino America, Inc., 12.50% Sr. Nts.,
8/1/03                                            250,000         278,125
--------------------------------------------------------------------------
Grand Casinos, Inc., 10.125% First Mtg.
Sec. Nts., 12/1/03                                460,000         503,700
--------------------------------------------------------------------------
Hard Rock Hotel, Inc., 9.25% Sr. Sub.
Nts., 4/1/05                                      500,000         502,500
--------------------------------------------------------------------------
Rio Hotel & Casino, Inc., 9.50% Sr. Sub.
Nts., 4/15/07                                     750,000         832,500
                                                           ---------------
                                                                2,116,825
--------------------------------------------------------------------------
MEDIA - 1.4%
American Telecasting, Inc., 0%/14.50%
Sr. Disc. Nts., 6/15/04(9)                        129,908          20,136
--------------------------------------------------------------------------
Capstar Broadcasting Partners, Inc.,
9.25% Sr. Sub. Nts., 7/1/07                       400,000         416,000
--------------------------------------------------------------------------
Chancellor Media Corp., 8.75% Sr. Unsec.
Sub. Nts., Series B, 6/15/07                    1,000,000       1,030,000
--------------------------------------------------------------------------
CSC Holdings, Inc., 9.875% Sr. Sub.
Nts., 5/15/06                                     250,000         273,750
--------------------------------------------------------------------------
EchoStar Communications Corp.,
0%/12.875% Sr. Disc. Nts., 6/1/04(9)              540,000         556,200
--------------------------------------------------------------------------
Falcon Holding Group LP, 0%/9.285% Sr.
Disc. Debs., Series B, 4/15/10(9)                 600,000         414,000
--------------------------------------------------------------------------
Helicon Group LP/Helicon Capital Corp.,
11% Sr. Sec. Nts., Series B, 11/1/03(7)           550,000         574,750
--------------------------------------------------------------------------
Rogers Cablesystems Ltd., 10% Second
Priority Sr. Sec. Debs., 12/1/07                1,000,000       1,125,000
--------------------------------------------------------------------------
Sinclair Broadcast Group, Inc.:
8.75% Sr. Sub. Nts., 12/15/07                     500,000         507,500
9% Sr. Unsec. Sub. Nts., 7/15/07                  375,000         384,375
--------------------------------------------------------------------------
Time Warner Entertainment Co. LP, 10.15%
Sr. Nts., 5/1/12                                  500,000         675,355
--------------------------------------------------------------------------
Time Warner, Inc., 9.125% Debs., 1/15/13          500,000         634,470

OPPENHEIMER VARIABLE ACCOUNT FUNDS - OPPENHEIMER MULTIPLE STRATEGIES FUND STATEMENT OF INVESTMENTS (CONTINUED)

                                          PRINCIPAL        MARKET VALUE
                                          AMOUNT(5)        NOTE 1
--------------------------------------------------------------------------
MEDIA (CONTINUED)

TKR Cable I, Inc., 10.50% Sr. Debs.,
10/30/07                                  $     1,000,000  $    1,088,796
--------------------------------------------------------------------------
Young Broadcasting, Inc., 8.75% Sr. Sub.
Debs., 6/15/07                                    900,000         918,000
                                                           ---------------
                                                                8,618,332
--------------------------------------------------------------------------
CONSUMER STAPLES - 0.5%
--------------------------------------------------------------------------
CONSUMER SERVICES - 0.1%
Intermedia Communications, Inc., 8.50%
Sr. Nts., Series B, 1/15/08                       500,000         477,500
--------------------------------------------------------------------------
Lamar Advertising Co., 9.625% Sr. Sub.
Nts., 12/1/06                                     150,000         161,250
                                                           ---------------
                                                                  638,750
--------------------------------------------------------------------------
FOOD - 0.1%
RJR Nabisco, Inc., 8.625% Medium-Term
Nts., 12/1/02                                     500,000         509,414
--------------------------------------------------------------------------
FOOD & DRUG RETAILERS - 0.2%
Fleming Cos., Inc.:
10.50% Sr. Sub. Nts., Series B, 12/1/04           300,000         285,000
10.625% Sr. Sub. Nts., Series B, 7/31/07          560,000         525,000
--------------------------------------------------------------------------
Randall's Food Markets, Inc., 9.375% Sr.
Sub. Nts., Series B, 7/1/07                       500,000         543,750
                                                           ---------------
                                                                1,353,750
--------------------------------------------------------------------------
HOUSEHOLD GOODS - 0.1%
Revlon Consumer Products Corp., 8.625%
Sr. Unsec. Sub. Nts., 2/1/08                      500,000         457,500
--------------------------------------------------------------------------
Revlon Worldwide Corp., Zero Coupon Sr.
Sec. Disc. Nts., Series B, 10.09%,
3/15/01(6)                                        465,000         267,375
                                                           ---------------
                                                                  724,875
--------------------------------------------------------------------------
ENERGY - 0.1%
--------------------------------------------------------------------------
ENERGY SERVICES & PRODUCERS - 0.1%
Gothic Production Corp., 11.125% Sr.
Sec. Nts., Series B, 5/1/05(4)                    950,000         745,750
--------------------------------------------------------------------------
FINANCIAL - 0.1%
--------------------------------------------------------------------------
BANKS - 0.1%
First Chicago Corp.:
11.25% Sub. Nts., 2/20/01                         250,000         278,226
9% Sub. Nts., 6/15/99                             250,000         253,806
                                                           ---------------
                                                                  532,032
--------------------------------------------------------------------------
HEALTHCARE - 0.1%
--------------------------------------------------------------------------
HEALTHCARE/DRUGS - 0.0%
Integrated Health Services, Inc., 9.50%
Sr. Sub. Nts., 9/15/07                            170,000         162,350
--------------------------------------------------------------------------
HEALTHCARE/SUPPLIES & SERVICES - 0.1%
Sun Healthcare Group, Inc., 9.375% Sr.
Sub. Nts., 5/1/08(4)                            1,000,000         805,000
--------------------------------------------------------------------------
TELECOMMUNICATIONS - 1.3%
--------------------------------------------------------------------------
TELECOMMUNICATIONS/TECHNOLOGY - 1.3%
Convergent Communications, Inc., 13% Sr.
Nts., 4/1/08                                      500,000         242,500
--------------------------------------------------------------------------
FaciliCom International, Inc., 10.50%
Sr. Nts., Series B, 1/15/08                       245,000         197,225
--------------------------------------------------------------------------
Global Crossing Holdings Ltd., 9.625%
Sr. Nts., 5/15/08                                 750,000         798,750
--------------------------------------------------------------------------
GST USA, Inc., 0%/13.875% Gtd. Sr. Disc.
Nts., 12/15/05(9)                                 415,000         299,838
--------------------------------------------------------------------------
ICG Holdings, Inc., 0%/13.50% Sr. Disc.
Nts., 9/15/05(9)                                  765,000         634,950
--------------------------------------------------------------------------
Millicom International Cellular SA,
0%/13.50% Sr. Disc. Nts., 6/1/06(9)               750,000         534,375

OPPENHEIMER VARIABLE ACCOUNT FUNDS - OPPENHEIMER MULTIPLE STRATEGIES FUND STATEMENT OF INVESTMENTS (CONTINUED)

                                          PRINCIPAL        MARKET VALUE
                                          AMOUNT(5)        NOTE 1
--------------------------------------------------------------------------
TELECOMMUNICATIONS/TECHNOLOGY
(CONTINUED)

NTL, Inc., 0%/9.75% Sr. Deferred Coupon
Nts., 4/1/08(4)(9)                        $       500,000  $      312,500
--------------------------------------------------------------------------
Omnipoint Corp.:
11.625% Sr. Nts., 8/15/06                         590,000         413,000
11.625% Sr. Nts., Series A, 8/15/06               110,000          77,000
--------------------------------------------------------------------------
ORBCOMM Global LP/ORBCOMM Capital Corp.,
14% Sr. Nts., 8/15/04                             200,000         207,000
--------------------------------------------------------------------------
PSINet, Inc., 10% Sr. Unsec. Nts.,
Series B, 2/15/05                               1,250,000       1,243,750
--------------------------------------------------------------------------
Rural Cellular Corp., 9.625% Sr. Sub.
Nts., Series B, 5/15/08                           750,000         755,625
--------------------------------------------------------------------------
TeleWest Communications plc:
0%/11% Sr. Disc. Debs., 10/1/07(9)              1,000,000         840,000
9.625% Sr. Debs., 10/1/06                         500,000         517,500
--------------------------------------------------------------------------
USA Mobile Communications, Inc. II,
9.50% Sr. Nts., 2/1/04                          1,000,000         905,000
                                                           ---------------
                                                                7,979,013
--------------------------------------------------------------------------
TRANSPORTATION - 0.2%
--------------------------------------------------------------------------
AIR TRANSPORTATION - 0.1%
Trans World Airlines, Inc., 11.50% Sr.
Sec. Nts., 12/15/04                             1,000,000         845,000
--------------------------------------------------------------------------
SHIPPING - 0.1%
Navigator Gas Transport plc, 10.50%
First Priority Ship Mtg. Nts.,
6/30/07(4)                                        500,000         442,500
--------------------------------------------------------------------------
UTILITIES - 0.5%
--------------------------------------------------------------------------
ELECTRIC UTILITIES - 0.3%
California Energy, Inc., 10.25% Sr.
Disc. Nts., 1/15/04                               750,000         788,438
--------------------------------------------------------------------------
Calpine Corp.:
10.50% Sr. Nts., 5/15/06                          800,000         886,000
8.75% Sr. Nts., 7/15/07                           400,000         406,000
                                                           ---------------
                                                                2,080,438
--------------------------------------------------------------------------
GAS UTILITIES - 0.2%
Beaver Valley II Funding Corp., 9%
Second Lease Obligation Bonds, 6/1/17             989,000       1,117,570
                                                           ---------------
Total Non-Convertible Corporate Bonds
and Notes (Cost $39,457,840)                                   38,221,272
--------------------------------------------------------------------------
REPURCHASE AGREEMENTS - 10.1%
--------------------------------------------------------------------------
Repurchase agreement with First Chicago
Capital Markets, 4.75%, dated 12/31/98,
to be repurchased at $63,033,250 on
1/4/99, collateralized by U.S. Treasury
Nts., 4% - 8.875%, 2/15/99 - 7/15/06,
with a value of $64,285,454 (Cost
$63,000,000)                                   63,000,000      63,000,000
--------------------------------------------------------------------------
TOTAL INVESTMENTS, AT VALUE (COST
$538,342,432)                                       100.3%    623,885,456
--------------------------------------------------------------------------
LIABILITIES IN EXCESS OF OTHER ASSETS                (0.3)     (1,552,155 )
                                          ---------------  ---------------
NET ASSETS                                          100.0% $  622,333,301
                                          ---------------  ---------------
                                          ---------------  ---------------

OPPENHEIMER VARIABLE ACCOUNT FUNDS - OPPENHEIMER MULTIPLE STRATEGIES FUND STATEMENT OF INVESTMENTS (CONTINUED)

--------------------------------------------------------------------------------
1. A sufficient amount of liquid assets has been designated to cover outstanding written call options, as follows:

                                          SHARES SUBJECT   EXPIRATION       EXERCISE         PREMIUM          MARKET VALUE
                                          TO CALL          DATE             PRICE            RECEIVED         NOTE 1
-----------------------------------------------------------------------------------------------------------------------------
Airtouch Communications, Inc.                     10,500   4/99             $        65.00   $        41,684         $122,063
Alaska Air Group, Inc.                            14,500   4/99                      45.00            32,189           68,875
America Online, Inc.                              16,000   1/99                      52.50           119,756        1,516,000
America Online, Inc.                              18,200   1/99                      72.50            63,425        1,319,500
American Express Co.                               6,000   4/99                     105.00            18,569           49,500
AMR Corp.                                         12,000   2/99                      75.00            25,889            3,750
Analog Devices, Inc.                              20,000   3/99                      30.00            20,649           90,000
ASM Lithography Holding NV                        27,000   4/99                      30.00            72,517          111,375
AutoZone, Inc.                                    14,000   3/99                      30.00            27,579           54,250
BankAmerica Corp. (New)                           24,000   5/99                      75.00            54,778           40,500
CBS Corp.                                         22,500   1/99                      40.00            33,074            1,406
CBS Corp.                                         33,000   4/99                      32.50            56,758          107,250
Centocor, Inc.                                    11,000   4/99                      60.00            40,919           15,125
Cisco Systems, Inc.                               22,000   4/99                      70.00           114,836          583,000
Computer Associates International, Inc.           19,000   2/99                      50.00            25,554           19,000
Electronic Arts, Inc.                              5,000   3/99                      55.00            14,225           27,500
Federated Department Stores, Inc.                 13,500   5/99                      45.00            43,469           47,250
General Motors Corp., Cl. H                       10,000   3/99                      40.00            39,699           35,000
Intel Corp.                                       17,000   4/99                     105.00            69,613          333,625
International Business Machines Corp.              2,000   4/99                     180.00             9,940           33,500
J.P. Morgan & Co.                                  5,500   3/99                     110.00            25,959           41,938
MCI WorldCom, Inc.                                13,000   6/99                      65.00            51,608          160,875
Merrill Lynch & Co., Inc.                          7,000   4/99                      95.00            22,539            7,875
Morgan Stanley Dean Witter & Co.                   9,000   1/99                      90.00            28,979            1,125
Morgan Stanley Dean Witter & Co.                   9,000   4/99                      80.00            41,354           45,000
Mylan Laboratories, Inc.                          19,000   4/99                      40.00            40,338           15,438
Novell, Inc.                                      37,000   5/99                      20.00            77,512           67,063
Philip Morris Cos., Inc.                          16,000   3/99                      60.00            20,519           19,000
Potash Corp. of Saskatchewan, Inc.                 5,500   1/99                      75.00            10,835              344
Rational Software Corp.                           37,000   4/99                      22.50           113,224          208,125
Rational Software Corp.                           37,000   4/99                      30.00           100,637           90,188
Sabre Group Holdings, Inc.                         2,100   2/99                      45.00             3,218            3,938
STMicroelectronics NV                              2,500   1/99                      85.00             7,112            2,813
STMicroelectronics NV                              1,800   4/99                      85.00            10,746           11,250
Tellabs, Inc.                                     17,500   3/99                      75.00            45,411           74,375
Teradyne, Inc.                                    15,000   4/99                      35.00            67,048          146,250
Whitman Corp.                                     17,000   3/99                      25.00            19,677           32,938
Xerox Corp.                                        4,000   4/99                     105.00            26,879           70,000
Xilinx, Inc.                                      10,000   1/99                      55.00            19,699          102,500
Xilinx, Inc.                                       5,000   3/99                      55.00            27,971           61,246
                                                                                             ---------------  ---------------
                                                                                             $     1,686,387       $5,740,750
                                                                                             ---------------  ---------------
                                                                                             ---------------  ---------------

2. Non-income producing security.

3. Identifies issues considered to be illiquid or restricted - See applicable note of Notes to Financial Statements.

OPPENHEIMER VARIABLE ACCOUNT FUNDS - OPPENHEIMER MULTIPLE STRATEGIES FUND STATEMENT OF INVESTMENTS (CONTINUED)

--------------------------------------------------------------------------------
4. Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees. These securities amount to $3,720,963 or 0.60% of the Fund's net assets as of December 31, 1998.

5. Principal amount is reported in U.S. Dollars, except for those denoted in the following currencies:

   AUD - Australian Dollar
  CAD - Canadian Dollar
  DKK - Danish Krone
  GBP - British Pound Sterling
  IEP - Irish Punt
  NZD - New Zealand Dollar
  PLZ - Polish Zloty
  ZAR - South African Rand

6. For zero coupon bonds, the interest rate shown is the effective yield on the date of purchase.

7. Represents the current interest rate for a variable rate security.

8. Represents the current interest rate for an increasing rate security.

9. Denotes a step bond; a zero coupon bond that converts to a fixed or variable interest rate at a designated future date.

See accompanying Notes to Financial Statements.

OPPENHEIMER VARIABLE ACCOUNT FUNDS - OPPENHEIMER GLOBAL SECURITIES FUND STATEMENT OF INVESTMENTS
DECEMBER 31, 1998

                                                  MARKET VALUE
                                     SHARES       NOTE 1
---------------------------------------------------------------
COMMON STOCKS - 98.5%
---------------------------------------------------------------
BASIC MATERIALS - 1.5%
---------------------------------------------------------------
CHEMICALS - 1.4%
Cresud SA, Sponsored ADR                 475,171  $   5,702,052
---------------------------------------------------------------
International Flavors & Fragrances,
Inc.                                     144,200      6,371,837
---------------------------------------------------------------
Minerals Technologies, Inc.              100,000      4,093,750
                                                  -------------
                                                     16,167,639
---------------------------------------------------------------
METALS - 0.1%
Cia de Minas Buenaventura SA,
Sponsored ADR, B Shares                   46,000        598,000
---------------------------------------------------------------
CAPITAL GOODS - 7.9%
---------------------------------------------------------------
AEROSPACE/DEFENSE - 1.3%
Rolls-Royce plc                        3,502,838     14,461,194
---------------------------------------------------------------
INDUSTRIAL SERVICES - 4.9%
Adecco SA                                 10,303      4,701,587
---------------------------------------------------------------
Coflexip SA, Sponsored ADR                43,800      1,407,075
---------------------------------------------------------------
Grupo Elektra SA de CV                 3,159,000      1,590,726
---------------------------------------------------------------
McDermott International, Inc.            240,000      5,925,000
---------------------------------------------------------------
Rentokil Initial plc                   2,950,000     22,107,783
---------------------------------------------------------------
Service Corp. International              186,400      7,094,850
---------------------------------------------------------------
WPP Group plc                          2,000,000     12,302,366
                                                  -------------
                                                     55,129,387
---------------------------------------------------------------
MANUFACTURING - 1.7%
Bombardier, Inc., Cl. B                  506,000      7,268,691
---------------------------------------------------------------
Societe BIC SA                           224,032     12,432,838
                                                  -------------
                                                     19,701,529
---------------------------------------------------------------
CONSUMER CYCLICALS - 26.5%
---------------------------------------------------------------
AUTOS & HOUSING - 12.0%
Autoliv, Inc. SDR                        170,000      6,103,232
---------------------------------------------------------------
Brazil Realty SA, GDR(1)                 260,000      3,250,000
---------------------------------------------------------------
Brisa-Auto Estradas de Portugal SA        70,300      4,138,276
---------------------------------------------------------------
Granada Group plc                        482,100      8,492,798
---------------------------------------------------------------
Hanson plc                             1,608,400     12,726,962
---------------------------------------------------------------
Hasbro, Inc.                             300,000     10,837,500
---------------------------------------------------------------
International Game Technology            494,000     12,010,375
---------------------------------------------------------------
IRSA Inversiones y Representaciones
SA                                     1,796,108      4,925,779
---------------------------------------------------------------
Nintendo Co. Ltd.                         64,000      6,188,079
---------------------------------------------------------------
Porsche AG, Preference                    14,700     33,803,756
---------------------------------------------------------------
Solidere, GDR(2)                         110,000      1,119,250
---------------------------------------------------------------
Volkswagen AG                            400,000     32,374,176
                                                  -------------
                                                    135,970,183

OPPENHEIMER VARIABLE ACCOUNT FUNDS - OPPENHEIMER GLOBAL SECURITIES FUND STATEMENT OF INVESTMENTS (CONTINUED)

                                                  MARKET VALUE
                                     SHARES       NOTE 1
---------------------------------------------------------------
MEDIA - 11.2%
Canal Plus                               170,000  $  46,410,611
---------------------------------------------------------------
Carlton Communications plc             2,747,300     25,212,067
---------------------------------------------------------------
Grupo Televisa SA, Sponsored
GDR(2)(3)                                349,200      8,620,875
---------------------------------------------------------------
Prosieben Media AG, Preferred             54,000      2,587,292
---------------------------------------------------------------
Publicis SA                               28,000      5,012,525
---------------------------------------------------------------
Reed International plc                   200,000      1,636,447
---------------------------------------------------------------
Singapore Press Holdings Ltd.            560,000      6,075,310
---------------------------------------------------------------
Television Broadcasts Ltd.             1,200,000      3,097,964
---------------------------------------------------------------
Television Francaise 1                    50,000      8,906,183
---------------------------------------------------------------
TeleWest Communications plc(3)         6,999,970     19,991,260
                                                  -------------
                                                    127,550,534
---------------------------------------------------------------
RETAIL: GENERAL - 1.1%
Sonae Investimentos                      260,000     12,640,071
---------------------------------------------------------------
RETAIL: SPECIALTY - 2.2%
Best Buy Co., Inc.(3)                     50,200      3,081,025
---------------------------------------------------------------
Circuit City Stores-Circuit City
Group                                    207,800     10,377,013
---------------------------------------------------------------
Dixons Group plc                         800,000     11,247,878
                                                  -------------
                                                     24,705,916
---------------------------------------------------------------
CONSUMER STAPLES - 6.7%
---------------------------------------------------------------
BEVERAGES - 2.5%
Cadbury Schweppes plc                  1,500,000     25,491,763
---------------------------------------------------------------
Cia Cervejaria Brahma, Preference      7,335,000      3,156,933
                                                  -------------
                                                     28,648,696
---------------------------------------------------------------
ENTERTAINMENT - 0.3%
Corporacion Interamericana de
Entretenimiento SA(3)                    140,101        290,410
---------------------------------------------------------------
Corporacion Interamericana de
Entretenimiento SA, Cl. B(3)           1,050,764      2,868,702
---------------------------------------------------------------
Resorts World Berhad(1)                  563,000        519,145
                                                  -------------
                                                      3,678,257
---------------------------------------------------------------
FOOD - 0.2%
Raisio Group plc                         249,400      2,758,366
---------------------------------------------------------------
FOOD & DRUG RETAILERS - 1.7%
Carrefour Supermarche SA                  12,000      9,063,361
---------------------------------------------------------------
Dairy Farm International Holdings
Ltd.                                   9,080,216     10,442,248
                                                  -------------
                                                     19,505,609
---------------------------------------------------------------
HOUSEHOLD GOODS - 1.5%
Wella AG, Preference                      20,000     16,811,516
---------------------------------------------------------------
TOBACCO - 0.5%
Cie Financiere Richemont AG, A
Units                                      4,000      5,653,566
---------------------------------------------------------------
ENERGY - 0.7%
---------------------------------------------------------------
ENERGY SERVICES & PRODUCERS - 0.3%
Transocean Offshore, Inc.                120,818      3,239,433

OPPENHEIMER VARIABLE ACCOUNT FUNDS - OPPENHEIMER GLOBAL SECURITIES FUND STATEMENT OF INVESTMENTS (CONTINUED)

                                                  MARKET VALUE
                                     SHARES       NOTE 1
---------------------------------------------------------------
OIL - INTERNATIONAL - 0.4%
British Petroleum Co. plc, ADR            46,894  $   4,202,875
---------------------------------------------------------------
FINANCIAL - 14.1%
---------------------------------------------------------------
BANKS - 6.9%
Banco Bradesco SA, Preference        983,276,747      5,452,711
---------------------------------------------------------------
Banco Espirito Santo e Comercial de
Lisboa SA                                180,000      5,586,818
---------------------------------------------------------------
Banco Frances del Rio de la Plata
SA, Sponsored ADR                        317,250      6,582,938
---------------------------------------------------------------
Banco Latinoamericano de
Exportaciones SA, Cl. E                  146,200      2,430,575
---------------------------------------------------------------
Credito Italiano SpA                   2,291,900     13,614,690
---------------------------------------------------------------
Istituto Mobiliare Italiano              671,000     11,882,643
---------------------------------------------------------------
National Westminster Bank plc            618,070     11,866,728
---------------------------------------------------------------
UBS AG                                    50,000     15,356,623
---------------------------------------------------------------
Unibanco-Uniao de Bancos
Brasileiros SA, Sponsored GDR            390,000      5,630,625
                                                  -------------
                                                     78,404,351
---------------------------------------------------------------
DIVERSIFIED FINANCIAL - 5.4%
American Express Co.                      99,000     10,122,750
---------------------------------------------------------------
Associates First Capital Corp., Cl.
A                                        320,000     13,560,000
---------------------------------------------------------------
Credit Saison Co. Ltd.                   390,000      9,590,728
---------------------------------------------------------------
Fannie Mae                               190,000     14,060,000
---------------------------------------------------------------
Housing Development Finance Corp.
Ltd.                                      22,290      1,142,693
---------------------------------------------------------------
ICICI Ltd., GDR(2)                       405,300      2,705,378
---------------------------------------------------------------
ICICI Ltd., GDR                            6,000         40,050
---------------------------------------------------------------
Merrill Lynch & Co., Inc.                 19,400      1,294,950
---------------------------------------------------------------
Morgan Stanley Dean Witter & Co.          15,300      1,086,300
---------------------------------------------------------------
Nichiei Co. Ltd.                          98,000      7,788,079
                                                  -------------
                                                     61,390,928
---------------------------------------------------------------
INSURANCE - 1.8%
Allianz AG                                20,000      7,445,100
---------------------------------------------------------------
American International Group, Inc.        45,550      4,401,269
---------------------------------------------------------------
Chubb Corp.                              140,000      9,082,500
                                                  -------------
                                                     20,928,869
---------------------------------------------------------------
HEALTHCARE - 11.2%
---------------------------------------------------------------
HEALTHCARE/DRUGS - 7.8%
Agouron Pharmaceuticals, Inc.(3)          68,600      4,030,250
---------------------------------------------------------------
Amgen, Inc.(3)                            85,000      8,887,813
---------------------------------------------------------------
BioChem Pharma, Inc.(3)                  161,000      4,608,625
---------------------------------------------------------------
Elan Corp. plc, ADR(3)                    80,000      5,565,000
---------------------------------------------------------------
Fresenius AG, Preference                  90,000     18,912,955
---------------------------------------------------------------
Genzyme Corp. (General Division)(3)      240,000     11,940,000
---------------------------------------------------------------
Gilead Sciences, Inc.(3)                 172,700      7,091,494
---------------------------------------------------------------
Glaxo Wellcome plc, Sponsored ADR        140,000      9,730,000

OPPENHEIMER VARIABLE ACCOUNT FUNDS - OPPENHEIMER GLOBAL SECURITIES FUND STATEMENT OF INVESTMENTS (CONTINUED)

                                                  MARKET VALUE
                                     SHARES       NOTE 1
---------------------------------------------------------------
HEALTHCARE/DRUGS (CONTINUED)

Incyte Pharmaceuticals, Inc.(3)           83,250  $   3,111,469
---------------------------------------------------------------
Millennium Pharmaceuticals, Inc.(3)      123,000      3,182,625
---------------------------------------------------------------
Pfizer, Inc.                              90,000     11,289,375
                                                  -------------
                                                     88,349,606
---------------------------------------------------------------
HEALTHCARE/SUPPLIES & SERVICES -
3.4%
Fresenius Medical Care AG                179,600     12,508,728
---------------------------------------------------------------
Pliva d.d., Sponsored GDR(2)             800,000     13,280,000
---------------------------------------------------------------
Quintiles Transnational Corp.(3)         250,000     13,343,750
                                                  -------------
                                                     39,132,478
---------------------------------------------------------------
TECHNOLOGY - 17.3%
---------------------------------------------------------------
COMPUTER HARDWARE - 4.7%
Ascend Communications, Inc.(3)            10,000        657,500
---------------------------------------------------------------
Cisco Systems, Inc.(3)                   132,475     12,295,336
---------------------------------------------------------------
International Business Machines
Corp.                                    100,000     18,475,000
---------------------------------------------------------------
Sun Microsystems, Inc.(3)                250,000     21,406,250
                                                  -------------
                                                     52,834,086
---------------------------------------------------------------
COMPUTER SOFTWARE/SERVICES - 4.3%
Cap Gemini SA                            150,000     24,086,973
---------------------------------------------------------------
Lernout & Hauspie Speech Products
NV(3)                                    250,100      8,159,513
---------------------------------------------------------------
Microsoft Corp.(3)                        66,000      9,153,375
---------------------------------------------------------------
SAP AG, Preference                        15,000      7,200,432
                                                  -------------
                                                     48,600,293
---------------------------------------------------------------
COMMUNICATIONS EQUIPMENT - 5.0%
General Instrument Corp.(3)              600,000     20,362,500
---------------------------------------------------------------
Lucent Technologies, Inc.                 20,000      2,200,000
---------------------------------------------------------------
QUALCOMM, Inc.(3)                        240,000     12,435,000
---------------------------------------------------------------
Scientific-Atlanta, Inc.                 934,200     21,311,438
                                                  -------------
                                                     56,308,938
---------------------------------------------------------------
ELECTRONICS - 3.3%
Advanced Micro Devices, Inc.(3)          500,000     14,468,750
---------------------------------------------------------------
National Semiconductor Corp.(3)        1,000,000     13,500,000
---------------------------------------------------------------
Royal Philips Electronics NV             100,000      6,714,031
---------------------------------------------------------------
STMicroelectronics NV, NY Shares(3)       34,000      2,654,125
                                                  -------------
                                                     37,336,906
---------------------------------------------------------------
TELECOMMUNICATIONS - 11.7%
---------------------------------------------------------------
TELEPHONE UTILITIES - 7.3%
Cable & Wireless Communications
plc(3)                                   380,000      3,462,072
---------------------------------------------------------------
Energis plc(3)                           620,000     13,826,069
---------------------------------------------------------------
Hellenic Telecommunication
Organization SA                          488,888     13,005,978
---------------------------------------------------------------
Olivetti SpA(3)                        5,000,000     17,435,946

OPPENHEIMER VARIABLE ACCOUNT FUNDS - OPPENHEIMER GLOBAL SECURITIES FUND STATEMENT OF INVESTMENTS (CONTINUED)

                                                  MARKET VALUE
                                     SHARES       NOTE 1
---------------------------------------------------------------
TELEPHONE UTILITIES (CONTINUED)

SK Telecom Co. Ltd.                        8,710  $   6,384,602
---------------------------------------------------------------
Telecom Italia Mobile SpA              2,500,000     18,497,264
---------------------------------------------------------------
Telecomunicacoes de Sao Paulo SA,
Preference                            41,995,329      5,724,749
---------------------------------------------------------------
Telesp Celular SA, Cl. B(3)           35,902,000      1,634,343
---------------------------------------------------------------
Videsh Sanchar Nigam Ltd., GDR(2)        250,000      3,093,750
                                                  -------------
                                                     83,064,773
---------------------------------------------------------------
TELECOMMUNICATIONS/TECHNOLOGY -
4.4%
AT&T Corp.                               200,000     15,050,000
---------------------------------------------------------------
Ericsson LM, B Shares                    295,200      7,028,969
---------------------------------------------------------------
Kinnevik Investments AB Free,
Series B                                 150,000      3,516,113
---------------------------------------------------------------
MCI WorldCom, Inc.(3)                    326,200     23,404,850
---------------------------------------------------------------
Societe Europeene de Communication
SA, A Shares, Sponsored ADR(3)             6,000        111,750
---------------------------------------------------------------
Societe Europeene de Communication
SA, B Shares, Sponsored ADR(3)            54,000        985,500
                                                  -------------
                                                     50,097,182
---------------------------------------------------------------
UTILITIES - 0.9%
---------------------------------------------------------------
ELECTRIC UTILITIES - 0.9%
Vivendi (Ex-Generale des Eaux)            40,000     10,383,088
                                                  -------------
Total Common Stocks (Cost
$915,181,348)                                     1,118,254,269

                                     UNITS
---------------------------------------------------------------
RIGHTS, WARRANTS AND CERTIFICATES -
0.0%
---------------------------------------------------------------
American Satellite Network, Inc.
Wts., Exp. 6/99                            6,250             --
---------------------------------------------------------------
Banco Bradesco SA Rts., Exp. 2/99     40,755,977             --
---------------------------------------------------------------
Industrial Finance Corp. of
Thailand (The) Rts., Exp. 6/99           528,500             --
---------------------------------------------------------------
PT Pan Indonesia Bank Wts., Exp.
6/00                                     423,810          3,708
                                                  -------------
Total Rights, Warrants and
Certificates (Cost $0)                                    3,708

                                     PRINCIPAL
                                     AMOUNT
----------------------------------------------------------------
REPURCHASE AGREEMENTS - 2.5%
----------------------------------------------------------------
Repurchase agreement with First
Chicago Capital Markets, 4.75%,
dated 12/31/98,
to be repurchased at $27,914,725 on
1/4/99, collateralized by U.S.
Treasury Nts.,
4%-8.875%, 2/15/99-7/15/06, with a
value of $28,469,272 (Cost
$27,900,000)                         $27,900,000      27,900,000
----------------------------------------------------------------
TOTAL INVESTMENTS, AT VALUE (COST
$943,081,348)                              101.0%  1,146,157,977
----------------------------------------------------------------
LIABILITIES IN EXCESS OF OTHER
ASSETS                                      (1.0)    (11,128,843)
                                     -----------  --------------
NET ASSETS                                 100.0% $1,135,029,134
                                     -----------  --------------
                                     -----------  --------------

1. Identifies issues considered to be illiquid or restricted - See applicable note of Notes to Financial Statements.

2. Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees. These securities amount to $28,819,253 or 2.54% of the Fund's net assets as of December 31, 1998.

3. Non-income producing security.

OPPENHEIMER VARIABLE ACCOUNT FUNDS - OPPENHEIMER GLOBAL SECURITIES FUND STATEMENT OF INVESTMENTS (CONTINUED)

--------------------------------------------------------------------------------

Distribution of investments by a country of issue, as a percentage of total investments at value, is as follows:

COUNTRY                              MARKET VALUE    PERCENT
----------------------------------------------------------
United States                        $  392,135,325  34.1%
----------------------------------------------------------
Great Britain                           196,758,262  17.1
----------------------------------------------------------
Germany                                 131,643,956  11.5
----------------------------------------------------------
France                                  120,356,779  10.5
----------------------------------------------------------
Italy                                    61,430,543   5.4
----------------------------------------------------------
Switzerland                              25,711,777   2.2
----------------------------------------------------------
Brazil                                   24,849,361   2.2
----------------------------------------------------------
Japan                                    23,566,887   2.1
----------------------------------------------------------
Portugal                                 22,365,165   2.0
----------------------------------------------------------
Argentina                                17,210,768   1.5
----------------------------------------------------------
Sweden                                   16,648,315   1.5
----------------------------------------------------------
Singapore                                16,517,558   1.4
----------------------------------------------------------
Mexico                                   13,370,713   1.2
----------------------------------------------------------
Croatia                                  13,280,000   1.2
----------------------------------------------------------
Greece                                   13,005,978   1.1
----------------------------------------------------------
Canada                                   11,877,316   1.0
----------------------------------------------------------
Belgium                                   8,159,513   0.7
----------------------------------------------------------
India                                     6,981,871   0.6
----------------------------------------------------------
The Netherlands                           6,714,031   0.6
----------------------------------------------------------
Korea, Republic of (South)                6,384,602   0.6
----------------------------------------------------------
Ireland                                   5,565,000   0.5
----------------------------------------------------------
Other                                    11,624,257   1.0
                                     --------------  -----
Total                                $1,146,157,977  100.0%
                                     --------------  -----
                                     --------------  -----

See accompanying Notes to Financial
Statements.

OPPENHEIMER VARIABLE ACCOUNT FUNDS - OPPENHEIMER STRATEGIC BOND FUND STATEMENT OF INVESTMENTS
DECEMBER 31, 1998

                                          PRINCIPAL     MARKET VALUE
                                          AMOUNT(1)     NOTE 1
-----------------------------------------------------------------------
MORTGAGE-BACKED OBLIGATIONS - 13.9%
-----------------------------------------------------------------------
GOVERNMENT AGENCY - 10.2%
-----------------------------------------------------------------------
FHLMC/FNMA/SPONSORED - 1.6%
Federal Home Loan Mortgage Corp.,
Collateralized Mtg. Obligations,
Gtd. Multiclass Mtg. Participation
Certificates, Series 151, Cl. F,
9%, 5/15/21                               $  1,299,790  $    1,369,238
-----------------------------------------------------------------------
Federal Home Loan Mortgage Corp.,
Interest-Only Stripped
Mtg.-Backed Security, Series 177,
Cl. B, 0.62%, 7/1/26(2)                      4,943,848         947,056
-----------------------------------------------------------------------
Federal National Mortgage Assn.,
7.50%, 8/1/25                                  625,857         643,062
-----------------------------------------------------------------------
Federal National Mortgage Assn.,
Interest-Only Stripped
Mtg.-Backed Security, Trust 276,
Cl. 2, 4.43%, 10/1/24(2)                     3,292,524         722,298
-----------------------------------------------------------------------
Federal National Mortgage Assn.,
Principal-Only Stripped
Mtg.-Backed Security, Trust 277-C1,
10.59%, 4/1/27(3)                              803,069         705,446
                                                        ---------------
                                                             4,387,100
-----------------------------------------------------------------------
GUARANTEED - 8.6%
Government National Mortgage Assn.:
7%, 11/20/25 - 7/15/28                      17,119,028      17,521,752
7.50%, 2/15/27                               3,316,976       3,420,035
8%, 11/15/25 - 5/15/26                       3,076,718       3,197,849
                                                        ---------------
                                                            24,139,636
-----------------------------------------------------------------------
PRIVATE - 3.7%
-----------------------------------------------------------------------
COMMERCIAL - 2.5%
AMRESCO Commercial Mortgage Funding
I Corp., Multiclass Mtg.
Pass-Through Certificates, Series
1997-C1, Cl. G, 7%, 6/17/29(4)                 100,000          79,844
-----------------------------------------------------------------------
Asset Securitization Corp.,
Commercial Mtg. Pass-Through
Certificates:
Series 1997-D4, Cl. B1, 7.525%,
4/14/29(5)                                     375,000         300,703
Series 1997-D5, Cl. B1, 6.93%,
2/14/41                                        300,000         225,891
Series 1997-D5, Cl. B2, 6.93%,
2/14/41                                      1,250,000         903,906
-----------------------------------------------------------------------
CRIMMI MAE Trust I, Collateralized
Mtg. Obligations, Series 1996-C1,
Cl. A2, 8/30/05(6)                             100,000          98,095
-----------------------------------------------------------------------
CS First Boston Mortgage Securities
Corp., Mtg. Pass-Through
Certificates, Series 1997-C2, Cl.
F, 7.46%, 5/17/14                              150,000         127,078
-----------------------------------------------------------------------
FDIC Trust, Gtd. Real Estate Mtg.
Investment Conduit Pass-Through
Certificates, Series 1994-C1, Cl.
2-G, 8.70%, 9/25/25(4)                         153,594         158,490
-----------------------------------------------------------------------
General Motors Acceptance Corp.,
Collateralized Mtg. Obligations:
Series 1997-C1, Cl. G, 7.414%,
11/15/11                                       440,000         334,262
Series 1997-C2, Cl. F, 6.75%,
4/16/29                                        250,000         170,234
-----------------------------------------------------------------------
General Motors Acceptance Corp.,
Interest-Only Stripped
Mtg.-Backed Security, Series
1997-C1, Cl. X, 8.80%, 7/15/27(2)            4,157,596         371,585
-----------------------------------------------------------------------
Merrill Lynch Mortgage Investors,
Inc., Mtg. Pass-Through
Certificates, Series 1995-C2, Cl.
D, 7.863%, 6/15/21(5)                          289,584         295,240

OPPENHEIMER VARIABLE ACCOUNT FUNDS - OPPENHEIMER STRATEGIC BOND FUND STATEMENT OF INVESTMENTS (CONTINUED)

                                          PRINCIPAL     MARKET VALUE
                                          AMOUNT(1)     NOTE 1
-----------------------------------------------------------------------
COMMERCIAL (CONTINUED)
Morgan Stanley Capital I, Inc.,
Commercial Mtg. Pass-Through
Certificates:
Series 1996-C1, Cl. F, 7.436%,
2/15/28(4)(5)                             $    162,744  $      139,350
Series 1997-HF1, Cl. F, 6.86%,
2/15/10(4)                                     150,000         134,625
Series 1997-RR, Cl. D, 7.67%,
4/30/39(4)                                     450,000         424,406
Series 1997-RR, Cl. E, 7.762%,
4/30/39(4)(5)                                  300,000         271,875
Series 1997-RR, Cl. F, 7.79%,
4/30/39(4)                                     600,000         435,750
Series 1997-XL1, Cl. G, 7.695%,
10/3/30(4)(5)                                  390,000         373,425
-----------------------------------------------------------------------
NationsCommercial Corp., NB
Commercial Mtg. Pass-Through
Certificates, Series-DMC, Cl. C,
8.921%, 8/12/11(4)                             200,000         210,000
-----------------------------------------------------------------------
Nykredit AS, 8% Cv. Bonds,
10/1/26(DKK)                                 3,474,000         562,229
-----------------------------------------------------------------------
Resolution Trust Corp., Commercial
Mtg. Pass-Through Certificates:
Series 1992-CHF, Cl. D, 8.25%,
12/25/20                                        64,223          63,953
Series 1993-C1, Cl. D, 9.45%,
5/25/24                                         91,000          90,147
Series 1994-C2, Cl. E, 8%, 4/25/25             998,084         993,874
-----------------------------------------------------------------------
Structured Asset Securities Corp.,
Commercial Mtg. Pass-Through
Certificates, Series 1997-LLI, Cl.
F, 7.30%, 4/12/12(4)                           200,000         160,188
-----------------------------------------------------------------------
Structured Asset Securities Corp.,
Multiclass Pass-Through
Certificates, Series 1995-C4, Cl.
E, 8.559%, 6/25/26(4)(5)                        46,290          43,744
                                                        ---------------
                                                             6,968,894
-----------------------------------------------------------------------
MULTI-FAMILY - 0.6%
Mortgage Capital Funding, Inc.,
Commercial Mtg. Pass-Through
Certificates, Series 1997-MC1, Cl.
F, 7.452%, 5/20/07(4)                           63,720          52,940
-----------------------------------------------------------------------
Mortgage Capital Funding, Inc.,
Multifamily Mtg. Pass-Through
Certificates, Series 1996-MC1, Cl.
G, 7.15%, 6/15/06(6)                           800,000         659,375
-----------------------------------------------------------------------
Salomon Brothers Mortgage
Securities VII, Series 1996-CL, Cl.
F, 9.175%, 1/20/06(5)                        1,000,000         840,000
                                                        ---------------
                                                             1,552,315
-----------------------------------------------------------------------
RESIDENTIAL - 0.6%
CS First Boston Mortgage Securities
Corp., Mtg. Pass-Through
Certificates:
Series 1997-C1, Cl. F, 7.50%,
6/20/13(4)                                     100,000          77,969
Series 1997-C1, Cl. G, 7.50%,
6/20/14(4)                                     100,000          71,594
Series 1997-C1, Cl. H, 7.50%,
8/20/14(4)                                      60,000          41,175
Series 1997-C2, Cl. H, 7.46%,
1/17/35                                        100,000          68,000
-----------------------------------------------------------------------
First Chicago/Lennar Trust 1,
Commercial Mtg. Pass-Through
Certificates, Series 1997-CHL1,
8.098%, 5/25/08 - 2/25/11(4)(5)                950,000         766,985
-----------------------------------------------------------------------
Salomon Brothers Mortgage
Securities VII, Series 1996-B, Cl.
1, 7.132%, 4/25/26(4)                          387,444         285,982
-----------------------------------------------------------------------
Salomon, Inc., Commercial Mtg.
Pass-Through Certificates, Series
1998-A1, 5%, 12/25/00(4)                       340,798         327,166
                                                        ---------------
                                                             1,638,871
                                                        ---------------
Total Mortgage-Backed Obligations
(Cost $39,666,758)                                          38,686,816

OPPENHEIMER VARIABLE ACCOUNT FUNDS - OPPENHEIMER STRATEGIC BOND FUND STATEMENT OF INVESTMENTS (CONTINUED)

                                          PRINCIPAL     MARKET VALUE
                                          AMOUNT(1)     NOTE 1
-----------------------------------------------------------------------
U.S. GOVERNMENT OBLIGATIONS - 25.5%
-----------------------------------------------------------------------
U.S. Treasury Bonds:
6%, 2/15/26(7)                            $  1,730,000  $    1,888,404
6.125%, 11/15/27(8)(9)                       2,500,000       2,800,782
6.50%, 11/15/26                              7,000,000       8,148,441
8%, 11/15/21                                   300,000         402,000
8.125%, 8/15/19                                500,000         668,750
9.375%, 2/15/06                              4,700,000       6,005,721
10.75%, 8/15/05                              3,260,000       4,347,008
11.875%, 11/15/03                            4,950,000       6,459,750
STRIPS, 5.75%, 2/15/19(10)                   6,500,000       2,131,805
STRIPS, 5.30%, 5/15/17(10)                   6,000,000       2,180,208
-----------------------------------------------------------------------
U.S. Treasury Nts.:
5.375%, 6/30/00                              3,600,000       3,638,250
6.50%, 5/15/05 - 10/15/06                   25,420,000      28,145,263
6.875%, 5/15/06                              3,900,000       4,409,438
                                                        ---------------
Total U.S. Government Obligations
(Cost $68,599,709)                                          71,225,820
-----------------------------------------------------------------------
FOREIGN GOVERNMENT OBLIGATIONS -
20.2%
-----------------------------------------------------------------------
ARGENTINA - 3.7%
Argentina (Republic of) Bonds, 5%,
12/20/02(JPY)                               60,000,000         467,259
-----------------------------------------------------------------------
Argentina (Republic of) Bonds,
Bonos de Consolidacion de Deudas,
Series I:
3.011%, 4/1/07(5)(ARP)                       3,474,104       2,239,458
5.010%, 4/1/01(5)                              100,836          93,292
-----------------------------------------------------------------------
Argentina (Republic of) Bonds,
Series L, 6.188%, 3/31/05(5)                 1,297,200       1,105,863
-----------------------------------------------------------------------
Argentina (Republic of) Global
Unsec. Unsub. Bonds., Series BGL5,
11.375%, 1/30/17                             2,380,000       2,380,000
-----------------------------------------------------------------------
Argentina (Republic of) Nts:
11%, 12/4/05                                 1,065,000       1,065,000
Series REGS, 11.75%, 2/12/07(ARP)              450,000         379,467
-----------------------------------------------------------------------
Argentina (Republic of) Sr. Unsec.
Unsub. Bonds, 11%, 10/9/06                      50,000          49,125
-----------------------------------------------------------------------
Argentina (Republic of) Unsec.
Unsub. Medium-Term Nts.:
5.50%, 3/27/01(4)(JPY)                     170,000,000       1,445,354
8.75%, 7/10/02(ARP)                            660,000         541,689
-----------------------------------------------------------------------
Banco Hipotecario Nacional
(Argentina) Medium-Term Unsec.
Nts., Series 3, 10.625%, 8/7/06                400,000         388,000
-----------------------------------------------------------------------
City of Buenos Aires Bonds, Series
3, 10.50%, 5/28/04(ARP)                        160,000         124,913
                                                        ---------------
                                                            10,279,420
-----------------------------------------------------------------------
AUSTRALIA - 0.3%
Australia (Government of) Bonds,
Series 904, 9%, 9/15/04(AUD)                 1,335,000         986,654
-----------------------------------------------------------------------
BRAZIL - 1.5%
Brazil (Federal Republic of) Bonds,
Series RG, 6.188%, 4/15/12(5)                1,000,000         502,500
-----------------------------------------------------------------------
Brazil (Federal Republic of)
Capitalization Bonds, 8%, 4/15/14            1,731,101       1,034,333
-----------------------------------------------------------------------
Brazil (Federal Republic of) Debt
Conversion Bonds, 6.188%,
4/15/12(5)                                   2,660,000       1,336,650
-----------------------------------------------------------------------
Brazil (Federal Republic of)
Eligible Interest Bonds, 6.125%,
4/15/12(5)                                     672,000         433,440

OPPENHEIMER VARIABLE ACCOUNT FUNDS - OPPENHEIMER STRATEGIC BOND FUND STATEMENT OF INVESTMENTS (CONTINUED)

                                          PRINCIPAL     MARKET VALUE
                                          AMOUNT(1)     NOTE 1
-----------------------------------------------------------------------
BRAZIL (CONTINUED)

Brazil (Federal Republic of) Gtd.
Disc. Bonds, 6.125%, 4/15/24(5)           $  1,400,000  $      822,500
                                                        ---------------
                                                             4,129,423
-----------------------------------------------------------------------
BULGARIA - 0.4%
Bulgaria (Republic of) Disc. Bonds,
Tranche A, 6.688%, 7/28/24(5)                  690,000         484,725
-----------------------------------------------------------------------
Bulgaria (Republic of) Front-Loaded
Interest Reduction Bearer Bonds,
Tranche A, 2.50%, 7/28/12(11)                1,080,000         618,300
-----------------------------------------------------------------------
Bulgaria (Republic of) Interest
Arrears Bonds, 6.688%, 7/28/11(5)              160,000         107,600
                                                        ---------------
                                                             1,210,625
-----------------------------------------------------------------------
DENMARK - 0.5%
Denmark (Kingdom of) Bonds:
7%, 11/10/24(DKK)                            1,190,000         239,333
8%, 5/15/03(DKK)                             5,740,000       1,046,294
-----------------------------------------------------------------------
Denmark (Kingdom of) Bullet Bonds,
7%, 11/15/07(DKK)                            1,190,000         224,506
                                                        ---------------
                                                             1,510,133
-----------------------------------------------------------------------
ECUADOR - 0.1%
Ecuador (Republic of) Debs.,
6.625%, 2/27/15(5)                             441,347         178,746
-----------------------------------------------------------------------
Ecuador (Republic of) Disc. Bonds,
6.625%, 2/28/25(5)                              50,000          25,125
-----------------------------------------------------------------------
Ecuador (Republic of) Past Due
Interest Bonds, 6.625%, 2/27/15(5)              56,578          22,914
                                                        ---------------
                                                               226,785
-----------------------------------------------------------------------
FINLAND - 0.3%
Finland (Republic of) Bonds, 9.50%,
3/15/04(FIM)                                 3,000,000         756,285
-----------------------------------------------------------------------
FRANCE - 2.2%
France (Government of) Bonds:
Obligations Assimilables du Tresor,
5.25%, 4/25/08(FRF)                         23,780,000       4,704,484
Obligations Assimilables du Tresor,
5.50%, 10/25/07(FRF)                         7,720,000       1,543,583
                                                        ---------------
                                                             6,248,067
-----------------------------------------------------------------------
GERMANY - 1.2%
Germany (Republic of) Bonds, 4.50%,
2/18/03(DEM)                                 1,070,000         670,258
-----------------------------------------------------------------------
Germany (Republic of) Nts., Series
98, 4%, 3/17/00(DEM)                         4,390,000       2,662,954
                                                        ---------------
                                                             3,333,212
-----------------------------------------------------------------------
GREAT BRITAIN - 0.7%
United Kingdom Treasury Bonds:
8.50%, 12/7/05(GBP)                            880,000       1,810,378
9%, 8/6/12(GBP)                                 40,000          96,462
                                                        ---------------
                                                             1,906,840
-----------------------------------------------------------------------
GREECE - 0.2%
Hellenic Republic Government Bonds,
8.90%, 4/1/03(GRD)                         158,200,000         587,513
-----------------------------------------------------------------------
HUNGARY - 0.3%
Hungary (Government of) Bonds:
Series 00/G, 16%, 11/24/00(HUF)             60,900,000         290,858
Series 03/I, 13%, 7/24/03(HUF)              61,190,000         289,011

OPPENHEIMER VARIABLE ACCOUNT FUNDS - OPPENHEIMER STRATEGIC BOND FUND STATEMENT OF INVESTMENTS (CONTINUED)

                                          PRINCIPAL     MARKET VALUE
                                          AMOUNT(1)     NOTE 1
-----------------------------------------------------------------------
HUNGARY (CONTINUED)
Hungary (Government of) Bonds:
(Continued)

Series 99-G, 16.50%, 7/24/99(HUF)           44,000,000  $      204,949
                                                        ---------------
                                                               784,818
-----------------------------------------------------------------------
INDONESIA - 0.1%
PT Bank Negara Indonesia Sr. Nts.,
7.625%, 2/15/07                                317,000         175,142
-----------------------------------------------------------------------
ITALY - 1.8%
Italy (Republic of) Treasury Bonds,
Buoni del Tesoro Poliennali:
8.50%, 1/1/04(ITL)                        2,855,000,000      2,112,388
8.75%, 7/1/06(ITL)                        3,575,000,000      2,823,979
10.50%, 4/1/05(ITL)                        175,000,000         144,392
                                                        ---------------
                                                             5,080,759
-----------------------------------------------------------------------
IVORY COAST - 0.1%
Ivory Coast (Government of) Past
Due Interest Bonds, 2%,
3/29/18(6)(11)                                 579,662         169,551
-----------------------------------------------------------------------
JORDAN - 0.0%
Hashemite (Kingdom of Jordan)
Bonds, Series DEF, 5%, 12/23/23(11)            210,000         120,225
-----------------------------------------------------------------------
KOREA, REPUBLIC OF (SOUTH) - 0.4%
Export-Import Bank of Korea Unsec.
Nts., 7.10%, 3/15/07                           300,000         267,750
-----------------------------------------------------------------------
Korea (Republic of) Nts., 7.813%,
4/8/00(4)(5)                                   580,000         537,225
-----------------------------------------------------------------------
Korea Electric Power Unsec. Unsub.
Nts., 6.375%, 12/1/03                          300,000         255,509
                                                        ---------------
                                                             1,060,484
-----------------------------------------------------------------------
MEXICO - 2.9%
United Mexican States Bills, Zero
Coupon, 32.91%, 5/6/99(10)(MXP)             13,850,000       1,262,555
-----------------------------------------------------------------------
United Mexican States Bonds:
6.63%, 12/31/19(FRF)                         7,500,000       1,087,539
8.125%, 9/10/04(11)(DEM)                       750,000         461,791
10.375%, 1/29/03(DEM)                          725,000         466,857
11.50%, 5/15/26                              1,920,000       2,040,000
16.50%, 9/1/08(4)(GBP)                          20,000          39,792
-----------------------------------------------------------------------
United Mexican States
Collateralized Fixed Rate Par
Bonds:
Series B, 6.25%, 12/31/19                      600,000         468,750
Series W-A, 6.25%, 12/31/19                    550,000         429,687
Series W-B, 6.25%, 12/31/19                  2,100,000       1,640,625
-----------------------------------------------------------------------
United Mexican States Petroleos
Mexicanos Unsec. Unsub. Nts.,
7.875%, 3/2/99(CAD)                            200,000         130,101
                                                        ---------------
                                                             8,027,697
-----------------------------------------------------------------------
NIGERIA - 0.0%
Nigeria (Federal Republic of)
Promissory Nts., Series RC, 5.092%,
1/5/10                                          68,192          43,288
-----------------------------------------------------------------------
PANAMA - 0.1%
Panama (Government of) Past Due
Interest Debs., 6.688%, 7/17/16(5)             232,025         172,279

OPPENHEIMER VARIABLE ACCOUNT FUNDS - OPPENHEIMER STRATEGIC BOND FUND STATEMENT OF INVESTMENTS (CONTINUED)

                                          PRINCIPAL     MARKET VALUE
                                          AMOUNT(1)     NOTE 1
-----------------------------------------------------------------------
PERU - 0.6%
Peru (Republic of) Past Due
Interest Bonds, Series 20 yr., 4%,
3/7/17(11)                                $    600,000  $      378,000
-----------------------------------------------------------------------
Peru (Republic of) Sr. Nts., Zero
Coupon, 4.50%, 2/28/16(10)                   3,305,417       1,422,982
                                                        ---------------
                                                             1,800,982
-----------------------------------------------------------------------
POLAND - 0.7%
Poland (Republic of) Bonds, 12%,
10/12/03(PLZ)                                1,010,000         300,921
-----------------------------------------------------------------------
Poland (Republic of) Bonds, Series
2 yr., 14%, 2/12/00(PLZ)                     1,000,000         289,181
-----------------------------------------------------------------------
Poland (Republic of) Past Due
Interest Bonds, 5%, 10/27/14(11)             1,155,000       1,081,369
-----------------------------------------------------------------------
Poland (Republic of) Treasury
Bills, Series 52, Zero Coupon,
14.86%, 10/13/99(10)(PLZ)                      770,000         199,244
-----------------------------------------------------------------------
Poland (Republic of) Treasury
Bills, Series 52, Zero Coupon,
15.13%, 8/11/99(10)(PLZ)                       450,000         119,013
                                                        ---------------
                                                             1,989,728
-----------------------------------------------------------------------
RUSSIA - 0.1%
City of St. Petersburg Sr. Unsub.
Nts., 9.50%, 6/18/02(4)                        180,000          43,650
-----------------------------------------------------------------------
Russia (Government of) Bonds:
18.29%, 4/28/99(4)(12)(RUR)                    860,000           9,091
29.80%, 7/14/99(4)(12)(RUR)                  1,500,000          19,031
Series 2, 29.80%,
7/14/99(4)(12)(RUR)                            745,000           9,452
Series 3, 18.29%,
4/28/99(4)(12)(RUR)                            790,000           8,351
-----------------------------------------------------------------------
Russia (Government of) Debs.,
5.969%, 12/15/15(5)                             24,195           2,677
-----------------------------------------------------------------------
Russia (Government of) Federal Loan
Bonds, Series 5022, 15%,
2/23/00(4)(12)(RUR)                          5,417,000          98,866
-----------------------------------------------------------------------
Russia (Government of) Principal
Loan Debs., Series 24 yr., 5.969%,
12/15/20(5)                                  1,730,000         107,066
                                                        ---------------
                                                               298,184
-----------------------------------------------------------------------
SPAIN - 1.5%
Spain (Kingdom of) Gtd. Bonds,
Bonos y Obligacion del Estado:
4.50%, 7/30/04(ESP)                        271,340,000       1,969,251
5.25%, 1/31/03(ESP)                        273,920,000       2,073,278
6%, 1/31/08(ESP)                            12,200,000          98,609
                                                        ---------------
                                                             4,141,138
-----------------------------------------------------------------------
THAILAND - 0.1%
Industrial Finance Corp. of
Thailand (The) Sr. Nts., 6.875%,
4/1/03(6)                                      200,000         174,373
-----------------------------------------------------------------------
TURKEY - 0.2%
Turkey (Republic of) Treasury
Bills, Zero Coupon, 85.01%,
1/27/99(10)(TRL)                          20,300,000,000        641,495
-----------------------------------------------------------------------
VENEZUELA - 0.2%
Venezuela (Republic of) Bonds,
9.25%, 9/15/27                                 380,000         224,200
-----------------------------------------------------------------------
Venezuela (Republic of) Disc.
Bonds, Series DL, 5.938%,
12/18/07(5)                                    214,285         136,339

OPPENHEIMER VARIABLE ACCOUNT FUNDS - OPPENHEIMER STRATEGIC BOND FUND STATEMENT OF INVESTMENTS (CONTINUED)

                                          PRINCIPAL     MARKET VALUE
                                          AMOUNT(1)     NOTE 1
-----------------------------------------------------------------------
VENEZUELA (CONTINUED)

Venezuela (Republic of)
Front-Loaded Interest Reduction
Bonds, Series B, 6.75%, 3/31/07(5)        $    202,380  $      126,361
-----------------------------------------------------------------------
Venezuela (Republic of) New Money
Bonds, Series A, 6.063%,
12/18/05(5)                                    205,883         128,548
                                                        ---------------
                                                               615,448
-----------------------------------------------------------------------
VIETNAM - 0.0%
Vietnam (Government of) Bonds, 3%,
3/12/28(5)                                      54,000          13,770
                                                        ---------------
Total Foreign Government
Obligations (Cost $58,599,197)                              56,484,318
-----------------------------------------------------------------------
LOAN PARTICIPATIONS - 0.2%
-----------------------------------------------------------------------
Jamaica (Government of) 1990
Refinancing Agreement Nts., Tranche
A, 6.188%, 10/16/00(4)(5)                       25,000          21,625
-----------------------------------------------------------------------
Morocco (Kingdom of) Loan
Participation Agreement, Tranche A,
6.312%, 1/1/09(4)(5)                           740,000         586,450
                                                        ---------------
Total Loan Participations (Cost
$680,509)                                                      608,075
-----------------------------------------------------------------------
CORPORATE BONDS AND NOTES - 27.2%
-----------------------------------------------------------------------
AEROSPACE/DEFENSE - 0.9%
America West Airlines, Inc., 10.75%
Sr. Nts., 9/1/05                               450,000         470,250
-----------------------------------------------------------------------
Amtran, Inc.:
9.625% Nts., 12/15/05                          100,000         100,500
10.50% Sr. Nts., 8/1/04                        150,000         156,750
-----------------------------------------------------------------------
Atlas Air, Inc.:
9.25% Sr. Nts., 4/15/08(4)                     300,000         300,750
9.375% Sr. Nts., 11/15/06(6)                   300,000         307,500
10.75% Sr. Nts., 8/1/05                        125,000         131,875
12.25% Pass-Through Certificates,
12/1/02                                        350,000         378,000
-----------------------------------------------------------------------
Constellation Finance LLC, 9.80%
Airline Receivable Asset-Backed
Nts., Series 1997-1, 1/1/01(4)                 175,000         171,500
-----------------------------------------------------------------------
Greater Toronto Airport, 5.40%
Debs., 12/3/02(CAD)                            240,000         158,014
-----------------------------------------------------------------------
Pegasus Aircraft Lease
Securitization Trust, 11.76% Sr.
Nts., Series 1997-A, Cl. B,
6/15/04(4)                                      90,586          96,601
-----------------------------------------------------------------------
SC International Services, Inc.,
9.25% Sr. Sub. Nts., Series B,
9/1/07                                         200,000         201,000
                                                        ---------------
                                                             2,472,740
-----------------------------------------------------------------------
CHEMICALS - 0.5%
ClimaChem, Inc., 10.75% Sr. Unsec.
Nts., Series B, 12/1/07                        150,000         151,500
-----------------------------------------------------------------------
ICO, Inc., 10.375% Sr. Nts., 6/1/07             50,000          46,750
-----------------------------------------------------------------------
Laroche Industries, Inc., 9.50% Sr.
Sub. Nts., Series B, 9/15/07                   150,000         120,750
-----------------------------------------------------------------------
NL Industries, Inc., 11.75% Sr.
Sec. Nts., 10/15/03                            140,000         149,450
-----------------------------------------------------------------------
PCI Chemicals Canada, Inc., 9.25%
Sec. Nts., 10/15/07                            175,000         135,625
-----------------------------------------------------------------------
Pioneer Americas Acquisition Corp.,
9.25% Sr. Nts., 6/15/07                        150,000         120,750
-----------------------------------------------------------------------
Polytama International Finance BV,
11.25% Sec. Nts., 6/15/07                      125,047          27,823
-----------------------------------------------------------------------
Sovereign Specialty Chemicals,
Inc., 9.50% Sr. Unsec. Sub. Nts.,
Series B, 8/1/07                               425,000         433,500

OPPENHEIMER VARIABLE ACCOUNT FUNDS - OPPENHEIMER STRATEGIC BOND FUND STATEMENT OF INVESTMENTS (CONTINUED)

                                          PRINCIPAL     MARKET VALUE
                                          AMOUNT(1)     NOTE 1
-----------------------------------------------------------------------
CHEMICALS (CONTINUED)

Sterling Chemicals, Inc.:
11.25% Sr. Sub. Nts., 4/1/07              $     50,000  $       42,250
11.75% Sr. Unsec. Sub. Nts.,
8/15/06                                        190,000         164,350
                                                        ---------------
                                                             1,392,748
-----------------------------------------------------------------------
CONSUMER DURABLES - 0.1%
Holmes Products Corp., 9.875% Sr.
Unsec. Sub. Nts., Series B,
11/15/07                                       200,000         190,000
-----------------------------------------------------------------------
Icon Health & Fitness, Inc., 13%
Sr. Sub. Nts., Series B, 7/15/02               125,000          75,625
-----------------------------------------------------------------------
TAG Heuer International SA, 12% Sr.
Sub. Nts., 12/15/05(4)                         100,000         116,101
                                                        ---------------
                                                               381,726
-----------------------------------------------------------------------
CONSUMER NON-DURABLES - 0.7%
AKI Holdings, Inc.:
0%/13.50% Sr. Disc. Debs.,
7/1/09(6)(13)                                  150,000          59,250
10.50% Sr. Nts., 7/1/08(6)                     100,000          95,500
-----------------------------------------------------------------------
American Pad & Paper Co., 13% Sr.
Sub. Nts., Series B, 11/15/05                  295,000         169,625
-----------------------------------------------------------------------
Bell Sports, Inc., 11% Sr. Sub.
Nts., 8/15/08(6)                               305,000         311,100
-----------------------------------------------------------------------
Chattem, Inc., 8.875% Sr. Unsec.
Sub. Nts., Series B, 4/1/08                    100,000         103,000
-----------------------------------------------------------------------
Globe Manufacturing, Inc., 10% Sr.
Sub. Nts., 8/1/08(6)                           315,000         286,650
-----------------------------------------------------------------------
Indorayon International Finance Co.
BV, 10% Gtd. Unsec. Unsub. Nts.,
3/29/01(4)                                     100,000          29,000
-----------------------------------------------------------------------
Phillips-Van Heusen Corp., 9.50%
Sr. Unsec. Sub. Nts., 5/1/08                   200,000         201,000
-----------------------------------------------------------------------
Revlon Consumer Products Corp.:
8.625% Sr. Unsec. Sub. Nts., 2/1/08            100,000          91,500
9% Sr. Nts., 11/1/06(6)                        100,000         100,000
-----------------------------------------------------------------------
Revlon Worldwide Corp., Zero Coupon
Sr. Sec. Disc. Nts., Series B,
9.89%, 3/15/01(10)                             220,000         126,500
-----------------------------------------------------------------------
Styling Technology Corp., 10.875%
Sr. Sub. Nts., 7/1/08                           70,000          66,850
-----------------------------------------------------------------------
William Carter Co., 10.375% Sr.
Sub. Nts., Series A, 12/1/06                   135,000         143,100
-----------------------------------------------------------------------
Williams (J. B.) Holdings, Inc.,
12% Sr. Nts., 3/1/04                           100,000         105,500
                                                        ---------------
                                                             1,888,575
-----------------------------------------------------------------------
ENERGY - 1.9%
AEI Resources, Inc., 11.50% Sr.
Sub. Nts., 12/15/06(6)                         250,000         248,125
-----------------------------------------------------------------------
Chesapeake Energy Corp.:
9.125% Sr. Unsec. Nts., 4/15/06                100,000          75,500
9.625% Sr. Unsec. Nts., Series B,
5/1/05                                         155,000         117,025
-----------------------------------------------------------------------
Clark Refinancing & Marketing,
Inc., 8.875% Sr. Sub. Nts.,
11/15/07                                       245,000         219,275
-----------------------------------------------------------------------
Clark USA, Inc., 10.875% Sr. Nts.,
Series B, 12/1/05                              125,000         115,625
-----------------------------------------------------------------------
Dailey International, Inc., 9.50%
Sr. Unsec. Nts., Series B, 2/15/08             400,000         178,000
-----------------------------------------------------------------------
Denbury Management, Inc., 9% Sr.
Sub. Nts., 3/1/08                              400,000         338,000
-----------------------------------------------------------------------
Empresa Electric Del Norte, 10.50%
Sr. Debs., 6/15/05(6)                          100,000          68,500
-----------------------------------------------------------------------
Forcenergy, Inc.:
8.50% Sr. Sub. Nts., Series B,
2/15/07                                         90,000          67,050

OPPENHEIMER VARIABLE ACCOUNT FUNDS - OPPENHEIMER STRATEGIC BOND FUND STATEMENT OF INVESTMENTS (CONTINUED)

                                          PRINCIPAL     MARKET VALUE
                                          AMOUNT(1)     NOTE 1
-----------------------------------------------------------------------
ENERGY (CONTINUED)
Forcenergy, Inc.: (Continued)

9.50% Sr. Sub. Nts., 11/1/06              $    400,000  $      310,000
-----------------------------------------------------------------------
Gothic Energy Corp., 0%/14.125% Sr.
Disc. Nts., 5/1/06(13)                         275,000          90,750
-----------------------------------------------------------------------
Gothic Production Corp., 11.125%
Sr. Sec. Nts., Series B, 5/1/05(6)             200,000         157,000
-----------------------------------------------------------------------
Grant Geophysical, Inc., 9.75% Sr.
Unsec. Nts., Series B, 2/15/08                 560,000         383,600
-----------------------------------------------------------------------
Ocean Rig Norway AS, 10.25% Sr.
Sec. Nts., 6/1/08                              250,000         201,250
-----------------------------------------------------------------------
P&L Coal Holdings Corp., 9.625% Sr.
Sub. Nts., Series B, 5/15/08                   600,000         609,000
-----------------------------------------------------------------------
Petroleum Heat & Power Co., Inc.,
9.375% Sr. Sub. Debs., 2/1/06                  425,000         399,500
-----------------------------------------------------------------------
Pogo Producing Co., 8.75% Sr. Sub.
Nts., 5/15/07                                  370,000         344,100
-----------------------------------------------------------------------
RAM Energy, Inc., 11.50% Sr. Unsec.
Nts., 2/15/08                                  630,000         444,150
-----------------------------------------------------------------------
Statia Terminals
International/Statia Terminals
(Canada), Inc., 11.75% First Mtg.
Nts., Series B, 11/15/03                       175,000         175,875
-----------------------------------------------------------------------
Stone Energy Corp., 8.75% Sr. Sub.
Nts., 9/15/07                                  270,000         261,900
-----------------------------------------------------------------------
Universal Compression Holdings,
Inc.:
0%/9.875% Sr. Disc. Nts.,
2/15/08(13)                                    500,000         302,500
0%/11.375% Sr. Disc. Nts.,
2/15/09(13)                                    400,000         240,000
                                                        ---------------
                                                             5,346,725
-----------------------------------------------------------------------
FINANCIAL - 3.6%
AMRESCO, Inc.:
9.875% Sr. Sub. Nts., Series 98-A,
3/15/05                                        300,000         205,500
10% Sr. Sub. Nts., Series 97-A,
3/15/04                                        100,000          71,250
-----------------------------------------------------------------------
Bakrie Investindo, Zero Coupon
Promissory Nts.,
7/10/98(4)(12)(IDR)                       1,000,000,000         31,250
-----------------------------------------------------------------------
Banco Nacional de Mexico SA, 11%
Sub. Exchangeable Capital Debs.,
7/15/03(4)                                     130,000         113,750
-----------------------------------------------------------------------
Bank Plus Corp., 12% Sr. Nts.,
7/18/07                                          7,000           5,635
-----------------------------------------------------------------------
Bayerische Vereinsbank AG, 5% Sec.
Nts., Series 661, 7/28/04(DEM)               4,055,000       2,584,400
-----------------------------------------------------------------------
CB Richard Ellis Services, Inc.,
8.875% Sr. Unsec. Sub. Nts., 6/1/06            250,000         246,250
-----------------------------------------------------------------------
Deutsche Pfandbrief & Hypobank,
4.75% Sec. Nts., Series 452,
3/20/03(DEM)                                 2,800,000       1,755,458
-----------------------------------------------------------------------
Emergent Group, Inc., 10.75% Sr.
Nts., Series B, 9/15/04                         80,000          40,400
-----------------------------------------------------------------------
Federal Home Loan Bank, 5.625%,
6/10/03(GBP)                                   115,000         193,244
-----------------------------------------------------------------------
Federal National Mortgage Assn.,
6.875% Sr. Unsec. Nts., 6/7/02(GBP)            325,000         566,803
-----------------------------------------------------------------------
Ford Motor Credit Co., 5.25% Bonds,
6/16/08(DEM)                                 1,350,000         840,444
-----------------------------------------------------------------------
Hypothekenbank in Essen AG:
4.50% Sec. Nts., Series 478,
5/2/03(DEM)                                    575,000         357,044
-----------------------------------------------------------------------
5.25% Sec. Nts., Series 502,
1/22/08(DEM)                                   890,000         571,772
-----------------------------------------------------------------------
5.50% Sec. Nts., Series 459,
2/20/07(DEM)                                   830,000         544,936
-----------------------------------------------------------------------
Industrial Bank of Japan Preferred
Capital Co. (The) LLC, 8.79% Bonds,
12/29/49(5)(6)                                 400,000         344,624
-----------------------------------------------------------------------
Kreditanstalt fuer Wiederaufbau, 5%
Bonds, 1/4/09(DEM)                             650,000         416,610
-----------------------------------------------------------------------
Local Financial Corp., 11% Sr.
Nts., 9/8/04(6)                                150,000         152,250
-----------------------------------------------------------------------
Ocwen Capital Trust I, 10.875%
Capital Nts., 8/1/27                           150,000         120,750

OPPENHEIMER VARIABLE ACCOUNT FUNDS - OPPENHEIMER STRATEGIC BOND FUND STATEMENT OF INVESTMENTS (CONTINUED)

                                          PRINCIPAL     MARKET VALUE
                                          AMOUNT(1)     NOTE 1
-----------------------------------------------------------------------
FINANCIAL (CONTINUED)

Ocwen Financial Corp., 11.875%
Nts., 10/1/03                             $    150,000  $      134,250
-----------------------------------------------------------------------
Ongko International Finance Co. BV,
10.50% Gtd. Nts., 3/29/04(4)(12)                90,000           5,625
-----------------------------------------------------------------------
PT Polysindo Eka Perkasa:
11% Nts., 6/27/01-6/18/03(4)                   100,000          12,000
24% Nts., 6/27/01-6/19/03(IDR)             164,300,000           2,464
-----------------------------------------------------------------------
Saul (B.F.) Real Estate Investment
Trust, 9.75% Sr. Sec. Nts., Series
B, 4/1/08                                      350,000         327,250
-----------------------------------------------------------------------
SBS Agro Finance BV Bonds, 10.25%,
7/21/00                                        339,000          26,272
-----------------------------------------------------------------------
Southern Pacific Funding Corp.,
11.50% Sr. Nts., 11/1/04(12)                   100,000          27,000
-----------------------------------------------------------------------
Veritas Capital Trust, 10% Nts.,
1/1/28                                         100,000          90,250
-----------------------------------------------------------------------
Veritas Holdings, Inc., 9.625% Sr.
Nts., 12/15/03                                 129,000         129,000
-----------------------------------------------------------------------
Wilshire Financial Services Group,
Inc., 13% Nts., 1/1/04                          60,000          18,000
                                                        ---------------
                                                             9,934,481
-----------------------------------------------------------------------
FOOD & DRUG - 0.5%
Ameriking, Inc., 10.75% Sr. Nts.,
12/1/06(12)                                    125,000         130,937
-----------------------------------------------------------------------
Fleming Cos., Inc.:
10.50% Sr. Sub. Nts., Series B,
12/1/04                                         50,000          47,500
10.625% Sr. Sub. Nts., Series B,
7/31/07                                        560,000         525,000
-----------------------------------------------------------------------
Pathmark Stores, Inc., 0%/10.75%
Jr. Sub. Deferred Coupon Nts.,
11/1/03(13)                                    260,000         214,500
-----------------------------------------------------------------------
Randall's Food Markets, Inc.,
9.375% Sr. Sub. Nts., Series B,
7/1/07                                         350,000         380,625
-----------------------------------------------------------------------
Shoppers Food Warehouse Corp.,
9.75% Sr. Nts., 6/15/04                        155,000         169,725
                                                        ---------------
                                                             1,468,287
-----------------------------------------------------------------------
FOOD/TOBACCO - 0.4%
Aurora Foods, Inc., 8.75% Sr. Sub.
Nts., Series B, 7/1/08                         150,000         156,750
-----------------------------------------------------------------------
Del Monte Foods Co., 0%/12.50% Sr.
Disc. Nts., Series B, 12/15/07(13)             100,000          69,000
-----------------------------------------------------------------------
Packaged Ice, Inc., 9.75% Sr.
Unsec. Nts., Series B, 2/1/05                  200,000         201,000
-----------------------------------------------------------------------
Purina Mills, Inc., 9% Sr. Unsec.
Sub. Nts., 3/15/10                             200,000         205,000
-----------------------------------------------------------------------
SmithField Foods, Inc., 7.625% Sr.
Unsec. Sub. Nts., 2/15/08                      400,000         404,000
-----------------------------------------------------------------------
Sparkling Spring Water Group Ltd.,
11.50% Sr. Sec. Sub. Nts., 11/15/07            200,000         194,000
                                                        ---------------
                                                             1,229,750
-----------------------------------------------------------------------
FOREST PRODUCTS/CONTAINERS - 0.7%
Ball Corp.:
7.75% Sr. Nts., 8/1/06(6)                      125,000         131,250
8.25% Sr. Sub. Nts., 8/1/08(6)                 125,000         130,625
-----------------------------------------------------------------------
Consumers International, Inc.,
10.25% Sr. Sec. Nts., 4/1/05                   250,000         268,750
-----------------------------------------------------------------------
Fletcher Challenge Finance U.S.A.,
Inc., 8.05% Debs., 6/15/03(NZD)                 80,000          43,838
-----------------------------------------------------------------------
Fletcher Challenge Ltd.:
10% Cv. Unsec. Sub. Nts.,
4/30/05(NZD)                                    60,000          34,074
14.50% Cv. Sub. Nts., 9/30/00(NZD)              60,000          34,967

OPPENHEIMER VARIABLE ACCOUNT FUNDS - OPPENHEIMER STRATEGIC BOND FUND STATEMENT OF INVESTMENTS (CONTINUED)

                                          PRINCIPAL     MARKET VALUE
                                          AMOUNT(1)     NOTE 1
-----------------------------------------------------------------------
FOREST PRODUCTS/CONTAINERS
(CONTINUED)

Florida Coast Paper Co. LLC, 12.75%
First Mtg. Nts., Series B,
6/1/03(12)                                $    230,000  $      124,200
-----------------------------------------------------------------------
Four M Corp., 12% Sr. Sec. Nts.,
Series B, 6/1/06                               105,000          78,225
-----------------------------------------------------------------------
Indah Kiat International Finance
Co. BV, 11.375% Sec. Nts., Series
A, 6/15/99(4)                                  205,000         182,450
-----------------------------------------------------------------------
Riverwood International Corp.,
10.625% Sr. Unsec. Nts., 8/1/07                400,000         398,000
-----------------------------------------------------------------------
SD Warren Co., 12% Sr. Sub. Nts.,
Series B, 12/15/04                             200,000         218,750
-----------------------------------------------------------------------
SF Holdings Group, Inc., 0%/12.75%
Sr. Disc. Nts., 3/15/08(13)                    100,000          35,500
-----------------------------------------------------------------------
U.S. Timberlands Co. LP, 9.625% Sr.
Nts., 11/15/07                                 150,000         151,500
                                                        ---------------
                                                             1,832,129
-----------------------------------------------------------------------
GAMING/LEISURE - 1.6%
AP Holdings, Inc., 0%/11.25% Sr.
Disc. Nts., 3/15/08(13)                         50,000          27,250
-----------------------------------------------------------------------
Apcoa, Inc., 9.25% Sr. Unsec. Sub.
Nts., 3/15/08                                  100,000          92,500
-----------------------------------------------------------------------
Capstar Hotel Co., 8.75% Sr. Sub.
Nts., 8/15/07                                  275,000         269,500
-----------------------------------------------------------------------
Casino America, Inc., 12.50% Sr.
Nts., 8/1/03                                    50,000          55,625
-----------------------------------------------------------------------
Casino Magic of Louisiana Corp.,
13% First Mtg. Nts., Series B,
8/15/03                                        120,000         136,200
-----------------------------------------------------------------------
Empress Entertainment, Inc., 8.125%
Sr. Sub. Nts., 7/1/06                          400,000         400,000
-----------------------------------------------------------------------
Grand Casinos, Inc., 10.125% First
Mtg. Sec. Nts., 12/1/03                        325,000         355,875
-----------------------------------------------------------------------
Grupo Posadas SA de CV, 10.375%
Bonds, 2/13/02                                  50,000          43,312
-----------------------------------------------------------------------
Hard Rock Hotel, Inc., 9.25% Sr.
Sub. Nts., 4/1/05                              300,000         301,500
-----------------------------------------------------------------------
Horseshoe Gaming LLC, 9.375% Sr.
Sub. Nts., 6/15/07                             425,000         440,938
-----------------------------------------------------------------------
Intrawest Corp., 9.75% Sr. Nts.,
8/15/08                                        350,000         360,500
-----------------------------------------------------------------------
Majestic Star Casino LLC (The),
12.75% Sr. Sec. Nts., 5/15/03                  400,000         417,000
-----------------------------------------------------------------------
Mohegan Tribal Gaming Authority
(Connecticut), 13.50% Sr. Sec.
Nts., Series B, 11/15/02                       200,000         241,000
-----------------------------------------------------------------------
Outboard Marine Corp., 10.75% Sr.
Nts., 6/1/08(6)                                110,000         107,800
-----------------------------------------------------------------------
Premier Cruise Ltd., 11% Sr. Nts.,
3/15/08(6)                                     250,000         126,250
-----------------------------------------------------------------------
Premier Parks, Inc.:
0%/10% Sr. Disc. Nts., 4/1/08(13)              200,000         136,500
9.25% Sr. Nts., 4/1/06                         100,000         103,875
-----------------------------------------------------------------------
Rio Hotel & Casino, Inc., 9.50% Sr.
Sub. Nts., 4/15/07                             200,000         222,000
-----------------------------------------------------------------------
Showboat Marina Casino
Partnership/Showboat Marina Finance
Corp., 13.50% First Mtg. Nts.,
Series B, 3/15/03                              350,000         397,250
-----------------------------------------------------------------------
Six Flags Entertainment Corp.,
8.875% Sr. Nts., 4/1/06                        200,000         206,250
-----------------------------------------------------------------------
Venetian Casino Resort LLC/Las
Vegas Sands, Inc., 10% Sr. Unsec.
Sub. Nts., 11/15/05 (11)                       150,000         132,750
                                                        ---------------
                                                             4,573,875
-----------------------------------------------------------------------
HEALTHCARE - 0.8%
Fresenius Medical Care Capital
Trust II, 7.875% Nts., 2/1/08                  500,000         495,000
-----------------------------------------------------------------------
Fresenius Medical Care Capital
Trust III, 7.375% Nts., 2/1/08(DEM)            400,000         253,374

OPPENHEIMER VARIABLE ACCOUNT FUNDS - OPPENHEIMER STRATEGIC BOND FUND STATEMENT OF INVESTMENTS (CONTINUED)

                                          PRINCIPAL     MARKET VALUE
                                          AMOUNT(1)     NOTE 1
-----------------------------------------------------------------------
HEALTHCARE (CONTINUED)

ICN Pharmaceutical, Inc., 8.75% Sr.
Nts., 11/15/08(6)                         $    350,000  $      355,250
-----------------------------------------------------------------------
Integrated Health Services, Inc.:
10.25% Sr. Sub. Nts., 4/30/06                   15,000          14,775
9.50% Sr. Sub. Nts., 9/15/07                   115,000         109,825
-----------------------------------------------------------------------
Kinetic Concepts, Inc., 9.625% Sr.
Unsec. Sub. Nts., Series B, 11/1/07            500,000         481,250
-----------------------------------------------------------------------
Magellan Health Services, Inc., 9%
Sr. Sub. Nts., 2/15/08                         250,000         221,250
-----------------------------------------------------------------------
Oxford Health Plans, Inc., 11% Sr.
Nts., 5/15/05(6)                               150,000         141,750
-----------------------------------------------------------------------
Sun Healthcare Group, Inc., 9.50%
Sr. Sub. Nts., 7/1/07                          250,000         203,750
                                                        ---------------
                                                             2,276,224
-----------------------------------------------------------------------
HOUSING - 0.5%
Building Materials Corp. of
America, 8.625% Sr. Nts., Series B,
12/15/06                                        50,000          51,125
-----------------------------------------------------------------------
Falcon Building Products, Inc.,
9.50% Sr. Sub. Nts., 6/15/07                   100,000          90,500
-----------------------------------------------------------------------
Greystone Homes, Inc., 10.75% Sr.
Nts., 3/1/04                                    50,000          53,000
-----------------------------------------------------------------------
Kaufman & Broad Home Corp., 7.75%
Sr. Nts., 10/15/04                             300,000         303,000
-----------------------------------------------------------------------
Nortek, Inc.:
9.125% Sr. Nts., Series B, 9/1/07              650,000         672,750
9.25% Sr. Nts., Series B, 3/15/07              150,000         154,500
                                                        ---------------
                                                             1,324,875
-----------------------------------------------------------------------
INFORMATION TECHNOLOGY - 0.6%
Covad Communications Group, Inc.,
0%/13.50% Sr. Disc. Nts.,
3/15/08(13)                                    600,000         333,000
-----------------------------------------------------------------------
Details, Inc., 10% Sr. Sub. Nts.,
Series B, 11/15/05                             250,000         238,750
-----------------------------------------------------------------------
DII Group, Inc., 8.50% Sr. Sub.
Nts., 9/15/07                                   20,000          19,900
-----------------------------------------------------------------------
Dyncorp, Inc., 9.50% Sr. Sub. Nts.,
3/1/07                                         350,000         351,750
-----------------------------------------------------------------------
Iron Mountain, Inc., 8.75% Sr. Sub.
Nts., 9/30/09                                  150,000         155,250
-----------------------------------------------------------------------
Unisys Corp., 11.75% Sr. Nts.,
10/15/04                                       150,000         174,750
-----------------------------------------------------------------------
WAM!NET, Inc., 0%/13.25% Sr. Unsec.
Disc. Nts., Series B, 3/1/05(13)               500,000         275,000
-----------------------------------------------------------------------
Wavetek Corp., 10.125% Sr. Sub.
Nts., 6/15/07                                  175,000         167,125
                                                        ---------------
                                                             1,715,525
-----------------------------------------------------------------------
MANUFACTURING - 0.8%
Axia, Inc. (New), 10.75% Sr. Sub.
Nts., 7/15/08                                  125,000         127,500
-----------------------------------------------------------------------
Burke Industries, Inc., 10% Sr.
Sub. Nts., 8/15/07                             150,000         146,250
-----------------------------------------------------------------------
Cia Latino Americana de
Infraestructura & Servicios SA -
CLISA, 11.625% Sr. Unsec. Nts.,
6/1/04(4)                                       30,000          19,650
-----------------------------------------------------------------------
Communications & Power Industries,
Inc., 12% Sr. Sub. Nts., Series B,
8/1/05                                         250,000         261,875
-----------------------------------------------------------------------
Eagle-Picher Industries, Inc.,
9.375% Sr. Unsec. Sub. Nts., 3/1/08            300,000         283,500
-----------------------------------------------------------------------
Grove Worldwide LLC, 9.25% Sr. Sub.
Nts., 5/1/08                                   100,000          90,500
-----------------------------------------------------------------------
Hydrochem Industrial Services,
Inc., 10.375% Sr. Sub. Nts., 8/1/07            150,000         143,250

OPPENHEIMER VARIABLE ACCOUNT FUNDS - OPPENHEIMER STRATEGIC BOND FUND STATEMENT OF INVESTMENTS (CONTINUED)

                                          PRINCIPAL     MARKET VALUE
                                          AMOUNT(1)     NOTE 1
-----------------------------------------------------------------------
MANUFACTURING (CONTINUED)

Insilco Corp., Units (each unit
consists of $1,000 principal amount
of 12% Sr. Sub. Nts., 8/15/07 and
one warrant to purchase 0.52 shares
of common stock)(6)(14)                   $    270,000  $      280,800
-----------------------------------------------------------------------
International Wire Group, Inc.,
11.75% Sr. Sub. Nts., Series B,
6/1/05                                         125,000         132,188
-----------------------------------------------------------------------
Mechala Group Jamaica Ltd., 12.75%
Gtd. Sr. Sec. Sub. Nts., Series B,
12/30/99                                        85,000          58,013
-----------------------------------------------------------------------
MOLL Industries, Inc., 10.50% Sr.
Sub. Nts., 7/1/08(6)                           200,000         197,000
-----------------------------------------------------------------------
Paragon Corp. Holdings, Inc.,
9.625% Sr. Unsec. Nts., Series B,
4/1/08                                         125,000         106,563
-----------------------------------------------------------------------
Polymer Group, Inc., 9% Sr. Sub.
Nts., 7/1/07                                   100,000          99,500
-----------------------------------------------------------------------
Roller Bearing Co. of America,
Inc., 9.625% Sr. Sub. Nts., Series
B, 6/15/07                                     140,000         136,500
-----------------------------------------------------------------------
Terex Corp., 8.875% Sr. Unsec. Sub.
Nts., 4/1/08                                   150,000         147,750
-----------------------------------------------------------------------
Unifrax Investment Corp., 10.50%
Sr. Nts., 11/1/03                               50,000          52,250
                                                        ---------------
                                                             2,283,089
-----------------------------------------------------------------------
MEDIA/ENTERTAINMENT-BROADCASTING -
1.2%
Azteca Holdings SA, 11% Sr. Sec.
Nts., 6/15/02                                  155,000         131,750
-----------------------------------------------------------------------
Capstar Broadcasting Partners,
Inc., 9.25% Sr. Sub. Nts., 7/1/07              275,000         286,000
-----------------------------------------------------------------------
CBS Radio, Inc., 11.375% Unsec.
Sub. Debs., 1/15/09(15)                         75,100          89,745
-----------------------------------------------------------------------
Chancellor Media Corp.:
8.125% Sr. Sub. Nts., Series B,
12/15/07                                       200,000         200,500
8.75% Sr. Unsec. Sub. Nts., Series
B, 6/15/07                                     400,000         412,000
10.50% Sr. Sub. Nts., Series B,
1/15/07                                         90,000          99,000
-----------------------------------------------------------------------
Jacor Communications, Inc.:
8% Sr. Sub. Nts., 2/15/10                      500,000         530,000
8.75% Gtd. Sr. Sub. Nts., Series B,
6/15/07                                        100,000         108,250
-----------------------------------------------------------------------
Paxson Communications Corp.,
11.625% Sr. Sub. Nts., 10/1/02                  95,000          97,850
-----------------------------------------------------------------------
Radio One, Inc., 7% Sr. Sub. Nts.,
Series B, 5/15/04(11)                          100,000         100,500
-----------------------------------------------------------------------
Sinclair Broadcast Group, Inc.:
8.75% Sr. Sub. Nts., 12/15/07                  150,000         152,250
9% Sr. Unsec. Sub. Nts., 7/15/07               210,000         215,250
10% Sr. Sub. Nts., 9/30/05                     100,000         106,500
-----------------------------------------------------------------------
Spanish Broadcasting Systems, Inc.,
11% Sr. Nts., 3/15/04                          100,000         106,500
-----------------------------------------------------------------------
TV Azteca SA de CV:
10.125% Sr. Nts., Series A, 2/15/04            100,000          85,250
10.50% Sr. Nts., Series B, 2/15/07             150,000         123,750
-----------------------------------------------------------------------
Young Broadcasting, Inc.:
8.75% Sr. Sub. Debs., 6/15/07                  275,000         280,500
9% Sr. Sub. Nts., Series B, 1/15/06            100,000         101,500
                                                        ---------------
                                                             3,227,095
-----------------------------------------------------------------------
MEDIA/ENTERTAINMENT-CABLE/WIRELESS
VIDEO - 1.2%
Adelphia Communications Corp.:
8.375% Sr. Nts., Series B, 2/1/08              100,000         103,750

OPPENHEIMER VARIABLE ACCOUNT FUNDS - OPPENHEIMER STRATEGIC BOND FUND STATEMENT OF INVESTMENTS (CONTINUED)

                                          PRINCIPAL     MARKET VALUE
                                          AMOUNT(1)     NOTE 1
-----------------------------------------------------------------------
MEDIA/ENTERTAINMENT-CABLE/WIRELESS
VIDEO (CONTINUED)
Adelphia Communications Corp.:
(Continued)

9.25% Sr. Nts., 10/1/02                   $    100,000  $      106,000
10.50% Sr. Unsec. Nts., Series B,
7/15/04                                         70,000          78,750
-----------------------------------------------------------------------
American Telecasting, Inc.,
0%/14.50% Sr. Disc. Nts.,
6/15/04(13)                                     40,545           6,284
-----------------------------------------------------------------------
CSC Holdings, Inc.:
9.875% Sr. Sub. Debs., 4/1/23                  150,000         167,625
9.875% Sr. Sub. Nts., 5/15/06                  250,000         273,750
-----------------------------------------------------------------------
EchoStar Communications Corp.,
0%/12.875% Sr. Disc. Nts.,
6/1/04(13)                                      40,000          41,200
-----------------------------------------------------------------------
EchoStar DBS Corp., 12.50% Sr. Sec.
Nts., 7/1/02                                   250,000         288,750
-----------------------------------------------------------------------
EchoStar I, 8.25% Bonds, 2/26/01(4)            111,983         111,983
-----------------------------------------------------------------------
EchoStar II, 8.25% Sinking Fund
Bonds, 11/9/01(4)                              114,318         114,318
-----------------------------------------------------------------------
EchoStar Satellite Broadcasting
Corp., 0%/13.125% Sr. Sec. Disc.
Nts., 3/15/04(13)                              400,000         401,000
-----------------------------------------------------------------------
Falcon Holding Group LP, 0%/9.285%
Sr. Disc. Debs., Series B,
4/15/10(13)                                    350,000         241,500
-----------------------------------------------------------------------
Helicon Group LP/Helicon Capital
Corp., 11% Sr. Sec. Nts., Series B,
11/1/03(5)                                     175,000         182,875
-----------------------------------------------------------------------
Marcus Cable Operating Co.
LP/Marcus Cable Capital Corp.,
0%/13.50% Gtd. Sr. Sub. Disc. Nts.,
Series II, 8/1/04(13)                          200,000         202,500
-----------------------------------------------------------------------
Optel, Inc., 13% Sr. Nts., Series
B, 2/15/05                                     310,000         308,450
-----------------------------------------------------------------------
Rogers Cablesystems Ltd., 10%
Second Priority Sr. Sec. Debs.,
12/1/07                                        200,000         225,000
-----------------------------------------------------------------------
Rogers Communications, Inc., 8.75%
Sr. Nts., 7/15/07(CAD)                         400,000         252,239
-----------------------------------------------------------------------
United International Holdings,
Inc.:
0%/10.75% Sr. Disc. Nts., Series B,
2/15/08(13)                                     70,000          38,150
0%/14% Sr. Disc. Nts., Series B,
5/15/06(13)                                    400,000         210,000
                                                        ---------------
                                                             3,354,124
-----------------------------------------------------------------------
MEDIA/ENTERTAINMENT-DIVERSIFIED
MEDIA - 0.6%
Hollywood Theaters, Inc., 10.625%
Sr. Sub. Nts., 8/1/07                          100,000          74,250
-----------------------------------------------------------------------
IPC Magazines Group plc, 9.625%
Bonds, 3/15/08(GBP)                            300,000         435,225
-----------------------------------------------------------------------
Regal Cinemas, Inc., 8.875% Sr.
Sub. Nts., 12/15/10(6)                         250,000         249,375
-----------------------------------------------------------------------
SFX Entertainment, Inc., 9.125% Sr.
Unsec. Sub. Nts., Series B, 2/1/08             500,000         497,500
-----------------------------------------------------------------------
Time Warner Entertainment Co. LP,
8.375% Sr. Debs., 3/15/23                      300,000         367,990
                                                        ---------------
                                                             1,624,340
-----------------------------------------------------------------------
MEDIA/ENTERTAINMENT-TELECOMMUNICATIONS
-4.0%
Amazon.Com, Inc., 0%/10% Sr. Unsec.
Disc. Nts., 5/1/08(13)                         260,000         172,900
-----------------------------------------------------------------------
COLT Telecom Group plc:
0%/12% Sr. Unsec. Disc. Nts.,
12/15/06(13)                                   200,000         169,000
7.625% Bonds, 7/31/08(DEM)                     500,000         297,016
8.875% Sr. Nts., 11/30/07(DEM)                 100,000          61,692
10.125% Sr. Nts., 11/30/07(GBP)                170,000         297,362

OPPENHEIMER VARIABLE ACCOUNT FUNDS - OPPENHEIMER STRATEGIC BOND FUND STATEMENT OF INVESTMENTS (CONTINUED)

                                          PRINCIPAL     MARKET VALUE
                                          AMOUNT(1)     NOTE 1
-----------------------------------------------------------------------
MEDIA/ENTERTAINMENT-TELECOMMUNICATIONS
(CONTINUED)
COLT Telecom Group plc: (Continued)

Units (each unit consists of $1,000
principal amount of 0%/12% sr.
disc. nts., 12/15/06 and one
warrant to purchase 7.8 ordinary
shares)(13)(14)                           $    200,000  $      169,000
-----------------------------------------------------------------------
Comcast UK Cable Partner Ltd.,
0%/11.20% Sr. Disc. Debs.,
11/15/07(13)                                   250,000         212,500
-----------------------------------------------------------------------
Concentric Network Corp., 12.75%
Sr. Unsec. Nts., 12/15/07                       80,000          82,000
-----------------------------------------------------------------------
Convergent Communications, Inc.,
13% Sr. Nts., 4/1/08                           250,000         121,250
-----------------------------------------------------------------------
Diamond Cable Communications plc,
0%/11.75% Sr. Disc. Nts.,
12/15/05(13)                                   825,000         686,813
-----------------------------------------------------------------------
Diamond Holdings plc, 9.125% Sr.
Nts., 2/1/08                                    50,000          48,000
-----------------------------------------------------------------------
e.spire Communications, Inc.,
13.75% Sr. Nts., 7/15/07                       110,000         103,125
-----------------------------------------------------------------------
Exodus Communications, Inc., 11.25%
Sr. Nts., 7/1/08                               165,000         165,825
-----------------------------------------------------------------------
FaciliCom International, Inc.,
10.50% Sr. Nts., Series B, 1/15/08             340,000         273,700
-----------------------------------------------------------------------
FirstWorld Communications, Inc.,
0%/13% Sr. Disc. Nts., 4/15/08(13)             190,000          57,950
-----------------------------------------------------------------------
Focal Communications Corp.,
0%/12.125% Sr. Unsec. Disc. Nts.,
2/15/08(13)                                    515,000         275,525
-----------------------------------------------------------------------
Global Crossing Holdings Ltd.,
9.625% Sr. Nts., 5/15/08                       210,000         223,650
-----------------------------------------------------------------------
Globix Corp., 13% Sr. Unsec. Nts.,
5/1/05                                         325,000         268,125
-----------------------------------------------------------------------
GST Telecommunications, Inc.,
0%/13.875% Cv. Sr. Sub. Disc. Nts.,
12/15/05(6)(13)                                 25,000          19,844
-----------------------------------------------------------------------
GST Telecommunications, Inc./GST
Network Funding Corp., Inc.,
0%/10.50% Sr. Disc. Nts.,
5/1/08(6)(13)                                   75,000          32,625
-----------------------------------------------------------------------
GST USA, Inc., 0%/13.875% Gtd. Sr.
Disc. Nts., 12/15/05(13)                       355,000         256,488
-----------------------------------------------------------------------
ICG Holdings, Inc.:
0%/12.50% Sr. Sec. Disc. Nts.,
5/1/06(13)                                     195,000         146,250
0%/13.50% Sr. Disc. Nts.,
9/15/05(13)                                    120,000          99,600
-----------------------------------------------------------------------
ICG Services, Inc., 0%/10% Sr.
Unsec. Disc. Nts., 2/15/08(13)                 115,000          61,525
-----------------------------------------------------------------------
Intermedia Communications, Inc.:
8.60% Sr. Unsec. Nts., Series B,
6/1/08                                         225,000         214,875
8.875% Sr. Nts., 11/1/07                       200,000         194,000
-----------------------------------------------------------------------
KMC Telecom Holdings, Inc.,
0%/12.50% Sr. Unsec. Disc. Nts.,
2/15/08(13)                                    725,000         351,625
-----------------------------------------------------------------------
Level 3 Communications, Inc.,
9.125% Sr. Unsec. Nts., 5/1/08                 450,000         446,625
-----------------------------------------------------------------------
Long Distance International, Inc.,
12.25% Sr. Nts., 4/15/08(6)                    200,000         167,000
-----------------------------------------------------------------------
McLeodUSA, Inc., 9.25% Sr. Nts.,
7/15/07                                         75,000          78,750
-----------------------------------------------------------------------
Netia Holdings BV:
10.25% Sr. Nts., Series B, 11/1/07              50,000          42,625
0%/11% Sr. Disc. Nts.,
11/1/07(13)(DEM)                               400,000         137,494
0%/11% Sr. Disc. Nts., Series B,
11/1/07(13)(DEM)                               200,000          68,747
0%/11.25% Sr. Disc. Nts., Series B,
11/1/07(13)                                    100,000          57,250
-----------------------------------------------------------------------
NEXTLINK Communications, Inc.:
0%/9.45% Sr. Disc. Unsec. Nts.,
4/15/08(13)                                    260,000         149,500
9% Sr. Nts., 3/15/08                           200,000         189,000

OPPENHEIMER VARIABLE ACCOUNT FUNDS - OPPENHEIMER STRATEGIC BOND FUND STATEMENT OF INVESTMENTS (CONTINUED)

                                          PRINCIPAL     MARKET VALUE
                                          AMOUNT(1)     NOTE 1
-----------------------------------------------------------------------
MEDIA/ENTERTAINMENT-TELECOMMUNICATIONS
(CONTINUED)
-----------------------------------------------------------------------
NEXTLINK Communications, Inc.:
(Continued)

9.625% Sr. Nts., 10/1/07                  $    350,000  $      336,000
10.75% Sr. Nts., 11/15/08(6)                   100,000         102,250
-----------------------------------------------------------------------
NorthEast Optic Network, Inc.,
12.75% Sr. Nts., 8/15/08                       200,000         197,000
-----------------------------------------------------------------------
NTL, Inc.:
0%/9.75% Sr. Deferred Coupon Nts.,
4/1/08(6)(13)                                  300,000         187,500
0%/10.75% Sr. Unsec. Unsub. Nts.,
Series REGS, 4/1/08(13)(GBP)                   200,000         208,079
7% Cv. Sub. Nts., 12/15/08(6)                  400,000         433,000
10% Sr. Nts., Series B, 2/15/07                100,000         103,000
-----------------------------------------------------------------------
PLD Telekom, Inc., 0%/14% Sr. Disc.
Nts., 6/1/04(13)                               300,000         160,500
-----------------------------------------------------------------------
PSINet, Inc., 10% Sr. Unsec. Nts.,
Series B, 2/15/05                              750,000         746,250
-----------------------------------------------------------------------
PTC International Finance BV,
0%/10.75% Gtd. Sr. Unsec. Sub.
Bonds, 7/1/07(4)(13)                           134,000          92,795
-----------------------------------------------------------------------
Qwest Communications International,
Inc.:
0%/8.29% Sr. Unsec. Disc. Nts.,
Series B, 2/1/08(13)                           365,000         277,400
0%/9.47% Sr. Disc. Nts.,
10/15/07(13)                                   495,000         384,863
-----------------------------------------------------------------------
RSL Communications plc:
0%/10% Bonds, 3/15/08(13)(DEM)                 350,000         116,236
0%/10.125% Sr. Disc. Nts.,
3/1/08(13)                                     300,000         173,250
10.50% Sr. Nts., 11/15/08(6)                   250,000         244,375
-----------------------------------------------------------------------
Shaw Communications, Inc., 8.54%
Debs., 9/30/27(CAD)                            340,000         230,225
-----------------------------------------------------------------------
TeleWest Communications plc, 0%/11%
Sr. Disc. Debs., 10/1/07(13)                   200,000         168,000
-----------------------------------------------------------------------
Time Warner Telecom LLC, 9.75% Sr.
Nts., 7/15/08                                  100,000         105,500
-----------------------------------------------------------------------
Verio, Inc.:
10.375% Sr. Unsec. Nts., 4/1/05                225,000         221,625
13.50% Sr. Unsec. Nts., 6/15/04                 65,000          70,525
-----------------------------------------------------------------------
Viatel, Inc., 11.25% Sr. Sec. Nts.,
4/15/08                                        300,000         308,250
                                                        ---------------
                                                            11,265,879
-----------------------------------------------------------------------
MEDIA/ENTERTAINMENT-WIRELESS
COMMUNICATIONS - 2.3%
Arch Communications, Inc., 12.75%
Sr. Nts., 7/1/07(6)                            100,000         100,500
-----------------------------------------------------------------------
Celcaribe SA, 13.50% Sr. Sec. Nts.,
3/15/04                                        150,000         143,250
-----------------------------------------------------------------------
CellNet Data Systems, Inc., 0%/14%
Sr. Disc. Nts., 10/1/07(13)                    500,000         127,500
-----------------------------------------------------------------------
Cellular Communications
International, Inc., 0%/9.50%
Bonds, 4/1/05(13)(XEU)                         650,000         644,959
-----------------------------------------------------------------------
Clearnet Communications, Inc.,
0%/14.75% Sr. Disc. Nts.,
12/15/05(13)                                    50,000          43,000
-----------------------------------------------------------------------
Comunicacion Celular SA, 0%/14.125%
Sr. Unsec. Deferred Bonds,
3/1/05(4)(13)                                  350,000         245,000
-----------------------------------------------------------------------
Crown Castle International Corp.,
0%/10.625% Sr. Unsec. Disc. Nts.,
11/15/07(13)                                   500,000         352,500
-----------------------------------------------------------------------
CTI Holdings SA, 0%/11.50% Sr.
Deferred Coupon Nts., 4/15/08(13)              175,000          79,625
-----------------------------------------------------------------------
Geotek Communications, Inc.:
0%/15% Sr. Sec. Disc. Nts., Series
B, 7/15/05(12)(13)                              90,000          18,450
12% Cv. Sr. Sub. Nts., 2/15/01(12)             210,000              --

OPPENHEIMER VARIABLE ACCOUNT FUNDS - OPPENHEIMER STRATEGIC BOND FUND STATEMENT OF INVESTMENTS (CONTINUED)

                                          PRINCIPAL     MARKET VALUE
                                          AMOUNT(1)     NOTE 1
-----------------------------------------------------------------------
MEDIA/ENTERTAINMENT-WIRELESS
COMMUNICATIONS (CONTINUED)

ICO Global Communications
(Holdings) Ltd., Units (each unit
consists of $1,000 principal amount
of 15% sr. nts., 8/1/05 and one
warrant to buy 19.85 shares of
common stock)(14)                         $    100,000  $       75,000
-----------------------------------------------------------------------
Microcell Telecommunications, Inc.,
0%/11.125% Sr. Disc. Nts., Series
B, 10/15/07(13)(CAD)                           300,000         108,227
-----------------------------------------------------------------------
Millicom International Cellular SA,
0%/13.50% Sr. Disc. Nts.,
6/1/06(13)                                     210,000         149,625
-----------------------------------------------------------------------
Nextel Communications, Inc.:
0%/9.75% Sr. Disc. Nts.,
10/31/07(13)                                   345,000         210,450
0%/9.95% Sr. Disc. Nts.,
2/15/08(13)                                    245,000         146,388
0%/10.65% Sr. Disc. Nts.,
9/15/07(13)                                    480,000         308,400
-----------------------------------------------------------------------
Omnipoint Corp.:
11.625% Sr. Nts., 8/15/06                      365,000         255,500
11.625% Sr. Nts., Series A, 8/15/06            265,000         185,500
-----------------------------------------------------------------------
Orange plc, 8% Sr. Nts., 8/1/08                250,000         253,750
-----------------------------------------------------------------------
ORBCOMM Global LP/ORBCOMM Capital
Corp., 14% Sr. Nts., 8/15/04                   300,000         310,500
-----------------------------------------------------------------------
Orion Network Systems, Inc.,
0%/12.50% Sr. Disc. Nts.,
1/15/07(13)                                    550,000         346,500
-----------------------------------------------------------------------
Pinnacle Holdings, Inc., 0%/10% Sr.
Unsec. Disc. Nts., 3/15/08(13)                 325,000         190,938
-----------------------------------------------------------------------
Price Communications Cellular
Holdings, Inc., 11.25% Sr. Nts.,
8/15/08(15)                                    150,000         142,500
-----------------------------------------------------------------------
Price Communications Wireless,
Inc.:
11.75% Sr. Sub. Nts., 7/15/07                  275,000         291,500
9.125% Sr. Sec. Nts., 12/15/06(6)              250,000         253,750
-----------------------------------------------------------------------
Real Time Data, Inc., Units (each
unit consists of $1,000 principal
amount of 0%/13.50% sub. disc.
nts., 8/15/06 and one warrant to
purchase six ordinary
shares)(6)(13)(14)                             300,000         139,500
-----------------------------------------------------------------------
Rural Cellular Corp., 9.625% Sr.
Sub. Nts., Series B, 5/15/08                   300,000         302,250
-----------------------------------------------------------------------
Satelites Mexicanos SA, 10.125% Sr.
Nts., 11/1/04                                  100,000          80,250
-----------------------------------------------------------------------
SBA Communications Corp., 0%/12%
Sr. Unsec. Disc. Nts., 3/1/08(13)              700,000         406,000
-----------------------------------------------------------------------
Spectrasite Holdings, Inc., 0%/12%
Sr. Disc. Nts., 7/15/08(6)(13)                 500,000         252,500
-----------------------------------------------------------------------
Sprint Spectrum LP/Sprint Spectrum
Finance Corp., 0%/12.50% Sr. Disc.
Nts., 8/15/06(13)                               65,000          58,825
-----------------------------------------------------------------------
USA Mobile Communications, Inc. II:
9.50% Sr. Nts., 2/1/04                         100,000          90,500
14% Sr. Nts., 11/1/04                          200,000         207,000
                                                        ---------------
                                                             6,520,137
-----------------------------------------------------------------------
METALS/MINERALS - 0.7%
AK Steel Corp., 9.125% Sr. Nts.,
12/15/06                                       220,000         229,900
-----------------------------------------------------------------------
Algoma Steel, Inc., 12.375% First
Mtg. Nts., 7/15/05                              45,000          34,425
-----------------------------------------------------------------------
Bar Technologies, Inc., 13.50% Sr.
Sec. Nts., 4/1/01                               45,000          48,263
-----------------------------------------------------------------------
Centaur Mining & Exploration Ltd.,
11% Sr. Nts., 12/1/07                          100,000          91,500
-----------------------------------------------------------------------
Great Lakes Carbon Corp., 10.25%
Sr. Sub. Nts., Series B, 5/15/08               500,000         506,250

OPPENHEIMER VARIABLE ACCOUNT FUNDS - OPPENHEIMER STRATEGIC BOND FUND STATEMENT OF INVESTMENTS (CONTINUED)

                                          PRINCIPAL     MARKET VALUE
                                          AMOUNT(1)     NOTE 1
-----------------------------------------------------------------------
METALS/MINERALS (CONTINUED)

International Utility Structures,
Inc., 10.75% Sr. Sub. Nts., 2/1/08        $     50,000  $       47,250
-----------------------------------------------------------------------
Keystone Consolidated Industries,
Inc., 9.625% Sr. Sec. Nts., 8/1/07             200,000         192,000
-----------------------------------------------------------------------
Metallurg Holdings, Inc., 0%/12.75%
Sr. Disc. Nts., 7/15/08(13)                    250,000          86,250
-----------------------------------------------------------------------
Metallurg, Inc., 11% Sr. Nts.,
12/1/07                                        745,000         696,575
                                                        ---------------
                                                             1,932,413
-----------------------------------------------------------------------
RETAIL - 0.5%
Boyds Collection Ltd., 9% Sr. Sub.
Nts., 5/15/08(6)                               400,000         410,000
-----------------------------------------------------------------------
Central Termica Guemes, 12% Bonds,
11/26/01(4)                                    100,000          56,875
-----------------------------------------------------------------------
Eye Care Centers of America, Inc.,
9.125% Sr. Sub. Nts., 5/1/08(6)                300,000         286,500
-----------------------------------------------------------------------
Finlay Enterprises, Inc., 9% Debs.,
5/1/08                                         100,000          88,500
-----------------------------------------------------------------------
Finlay Fine Jewelry Corp., 8.375%
Sr. Nts., 5/1/08                               100,000          92,500
-----------------------------------------------------------------------
Home Interiors & Gifts, Inc.,
10.125% Sr. Sub. Nts., 6/1/08(6)               225,000         223,875
-----------------------------------------------------------------------
Pantry, Inc. (The), 10.25% Sr. Sub.
Nts., 10/15/07                                 200,000         210,500
                                                        ---------------
                                                             1,368,750
-----------------------------------------------------------------------
SERVICE - 0.9%
Allied Waste North America, Inc.,
7.875% Sr. Nts., 1/1/09(6)                     335,000         340,863
-----------------------------------------------------------------------
Borg-Warner Security Corp., 9.625%
Sr. Sub. Nts., 3/15/07                         100,000         108,500
-----------------------------------------------------------------------
Coinstar, Inc., 0%/13% Sr. Disc.
Nts., 10/1/06(13)                              100,000          82,500
-----------------------------------------------------------------------
Fisher Scientific International,
Inc.:
9% Sr. Sub. Nts., 2/1/08(6)                    105,000         105,525
9% Sr. Unsec. Sub. Nts., 2/1/08                600,000         603,000
-----------------------------------------------------------------------
Great Lakes Dredge & Dock Corp.,
11.25% Sr. Sub. Nts., 8/15/08(6)               375,000         382,500
-----------------------------------------------------------------------
Intermedia Communications, Inc.,
8.50% Sr. Nts., Series B, 1/15/08              250,000         238,750
-----------------------------------------------------------------------
Kindercare Learning Centers, Inc.,
9.50% Sr. Sub. Nts., 2/15/09                    50,000          50,000
-----------------------------------------------------------------------
Lamar Advertising Co.:
8.625% Sr. Sub. Nts., 9/15/07                  150,000         158,250
9.625% Sr. Sub. Nts., 12/1/06                   50,000          53,750
-----------------------------------------------------------------------
Protection One Alarm Monitoring,
Inc., 6.75% Cv. Sr. Sub. Nts.,
9/15/03                                        125,000         128,281
-----------------------------------------------------------------------
United Rentals, Inc., 9.25% Sr.
Sub. Nts., 1/15/09(6)                          250,000         251,875
                                                        ---------------
                                                             2,503,794
-----------------------------------------------------------------------
TRANSPORTATION - 1.8%
Cambridge Industries, Inc., 10.25%
Sr. Sub. Nts., Series B, 7/15/07                75,000          64,875
-----------------------------------------------------------------------
Coach USA, Inc., 9.375% Sr. Sub.
Nts., Series B, 7/1/07                          80,000          82,000
-----------------------------------------------------------------------
Collins & Aikman Products Co.,
11.50% Sr. Unsec. Sub. Nts.,
4/15/06                                        300,000         313,500
-----------------------------------------------------------------------
Federal-Mogul Corp., 7.875% Nts.,
7/1/10                                         300,000         307,741
-----------------------------------------------------------------------
Hayes Wheels International, Inc.:
9.125% Sr. Sub. Nts., 7/15/07                  100,000         104,250
11% Sr. Sub. Nts., 7/15/06                     225,000         250,875
-----------------------------------------------------------------------
HDA Parts System, Inc., 12% Sr.
Sub. Nts., 8/1/05(6)                           250,000         226,250

OPPENHEIMER VARIABLE ACCOUNT FUNDS - OPPENHEIMER STRATEGIC BOND FUND STATEMENT OF INVESTMENTS (CONTINUED)

                                          PRINCIPAL     MARKET VALUE
                                          AMOUNT(1)     NOTE 1
-----------------------------------------------------------------------
TRANSPORTATION (CONTINUED)

Key Plastics, Inc., 10.25% Sr. Sub.
Nts., Series B, 3/15/07                   $    300,000  $      282,000
-----------------------------------------------------------------------
Lear Corp., 9.50% Sub. Nts.,
7/15/06                                        200,000         221,000
-----------------------------------------------------------------------
Millenium Seacarriers, Inc., Units
(each unit consists of $1,000
principal amount of 12% first
priority ship mtg. nts., 7/15/05
and one warrant to purchase five
shares of common stock)(6)(14)                 250,000         201,250
-----------------------------------------------------------------------
Navigator Gas Transport plc:
10.50% First Priority Ship Mtg.
Nts., 6/30/07(6)                               275,000         243,375
Units (each unit consists of $1,000
principal amount of 12% second
priority ship mtg. nts., 6/30/07
and 7.66 warrants)(6)(14)                      150,000         135,750
-----------------------------------------------------------------------
Oxford Automotive, Inc.:
10.125% Sr. Sub. Nts., 6/15/07(4)              400,000         418,000
10.125% Sr. Unsec. Sub. Nts.,
6/15/07                                        900,000         936,000
-----------------------------------------------------------------------
Pycsa Panama SA, 10.28% Sr. Sec.
Bonds, 12/15/12(4)                             200,000         156,500
-----------------------------------------------------------------------
TFM SA de CV, 10.25% Sr. Nts.,
6/15/07                                        200,000         165,000
-----------------------------------------------------------------------
Trans World Airlines, Inc., 11.50%
Sr. Sec. Nts., 12/15/04                        580,000         490,100
-----------------------------------------------------------------------
Transtar Holdings LP/Transtar
Capital Corp., 0%/13.375% Sr. Disc.
Nts., Series B, 12/15/03(13)                   300,000         289,500
-----------------------------------------------------------------------
Tribasa Toll Road Trust, 10.50%
Nts., Series 1993-A, 12/1/11(6)                192,214         116,770
                                                        ---------------
                                                             5,004,736
-----------------------------------------------------------------------
UTILITY - 0.4%
Beaver Valley II Funding Corp., 9%
Second Lease Obligation Bonds,
6/1/17                                         199,000         224,870
-----------------------------------------------------------------------
California Energy, Inc., 10.25% Sr.
Disc. Nts., 1/15/04                            150,000         157,688
-----------------------------------------------------------------------
Calpine Corp.:
8.75% Sr. Nts., 7/15/07                        230,000         233,450
10.50% Sr. Nts., 5/15/06                       100,000         110,750
-----------------------------------------------------------------------
El Paso Electric Co., 9.40% First
Mtg. Sec. Nts., Series E, 5/1/11               250,000         290,625
                                                        ---------------
                                                             1,017,383
                                                        ---------------
Total Corporate Bonds and Notes
(Cost $80,568,681)                                          75,939,400

                                          SHARES
-----------------------------------------------------------------------
PREFERRED STOCKS - 2.2%
-----------------------------------------------------------------------
AmeriKing, Inc., 13% Cum. Sr.
Exchangeable, Non-Vtg.(15)                       2,638          66,609
-----------------------------------------------------------------------
BankUnited Capital Trust, 10.25%
Gtd. Bonds, 12/31/26                           100,000         100,250
-----------------------------------------------------------------------
CGA Group Ltd., Preferred Stock,
Series A(4)(15)                                 19,110         477,750
-----------------------------------------------------------------------
Chesapeake Energy Corp., 7% Cum.
Cv.(6)                                           4,000          41,000
-----------------------------------------------------------------------
Clark USA, Inc., 11.50% Cum.
Exchangeable(15)                                    55          46,337
-----------------------------------------------------------------------
Concentric Network Corp., 13.50%
Preferred, Series B(15)                            212         181,790
-----------------------------------------------------------------------
CRIIMI MAE, Inc., 10.875% Cum. Cv.,
Series B, Non-Vtg.                              46,000         644,000
-----------------------------------------------------------------------
Crown American Realty Trust, 11%
Cum., Series A, Non-Vtg.                         2,000          97,750
-----------------------------------------------------------------------
Doane Products Co., 14.25%
Exchangeable, Non-Vtg.(4)(16)                    5,000         191,875
-----------------------------------------------------------------------
Dobson Communications Corp., 12.25%
Sr. Exchangeable(15)                               218         194,565

OPPENHEIMER VARIABLE ACCOUNT FUNDS - OPPENHEIMER STRATEGIC BOND FUND STATEMENT OF INVESTMENTS (CONTINUED)

                                                        MARKET VALUE
                                          SHARES        NOTE 1
-----------------------------------------------------------------------
PREFERRED STOCKS (CONTINUED)

-----------------------------------------------------------------------

e.spire Communications, Inc.,
12.75% Jr. Redeemable Preferred
Stock                                              163  $       80,277
-----------------------------------------------------------------------
Eagle-Picher Holdings, Inc., Cum.
Exchangeable, Series B, 3/1/08,
Non-Vtg. (16)                                       50         253,750
-----------------------------------------------------------------------
Earthwatch, Inc., 12% Cum. Cv.,
Series C, Non-Vtg.(6)(15)                       10,000          15,000
-----------------------------------------------------------------------
EchoStar Communications Corp.,
12.125% Sr. Redeemable
Exchangeable, Series B,
Non-Vtg.(15)                                       144         167,400
-----------------------------------------------------------------------
Fidelity Federal Bank FSB Glendale
California, l2% Non-Cum.
Exchangeable Perpetual Preferred
Stock, Series A                                     20             465
-----------------------------------------------------------------------
ICG Holdings, Inc., 14.25%
Exchangeable(15)                                   115         126,787
-----------------------------------------------------------------------
Intermedia Communications, Inc.,
Depositary Shares Representing one
one-hundredth 7% Cum. Cv. Jr.
Preferred Stock, Series E,
Non-Vtg.(6)                                      2,100          38,325
-----------------------------------------------------------------------
International Utility Structures,
Inc.:
13% Preferred(6)(15)                                 3           2,588
Units (each unit consists of $1,000
principal amount of 13% sr.
exchangeable preferred stock and
one warrant to purchase 30 shares
of common stock)(4)(15)                             50          43,250
-----------------------------------------------------------------------
Kelley Oil & Gas Corp., $2.625 Cv.               1,800          16,200
-----------------------------------------------------------------------
Nebco Evans Holdings, Inc., 11.25%
Cum. Exchangeable(15)                            5,425         272,606
-----------------------------------------------------------------------
Nextel Communications, Inc.,
11.125% Exchangeable, Series E(15)                 109          98,373
-----------------------------------------------------------------------
NEXTLINK Communications, Inc., 14%
Cum. Exchangeable, Vtg.(15)                     16,584         883,098
-----------------------------------------------------------------------
Paxson Communications Corp., 13.25%
Cum. Jr. Exchangeable, Non-Vtg.(15)                 21         179,025
-----------------------------------------------------------------------
Petroleum Heat & Power Co., Inc.,
Jr. Cv. Preferred Stock(16)                      1,434           2,510
-----------------------------------------------------------------------
PRIMEDIA, Inc.:
8.625% Exchangeable                              8,000         772,000
9.20% Exchangeable, Series F                     1,000          98,500
-----------------------------------------------------------------------
Rural Cellular Corp., 11.375% Cum.
Sr., Series B, Non-Vtg.(15)                        210         195,825
-----------------------------------------------------------------------
SD Warren Co., 14% Cum.
Exchangeable, Series B,
Non-Vtg.(16)                                     9,000         461,250
-----------------------------------------------------------------------
SF Holdings Group, Inc., 13.75%
Cum. Nts., Series B, 3/15/09,
Non-Vtg.(15)                                        10          43,250
-----------------------------------------------------------------------
Spanish Broadcasting Systems, Inc.,
14.25% Cum. Exchangeable,
Non-Vtg.(6)(15)                                    121         123,723
-----------------------------------------------------------------------
Viatel, Inc., 10% Cv., Series A(15)                148          16,317
-----------------------------------------------------------------------
Walden Residential Properties,
Inc.:
9.16% Cv., Series B                             10,000         230,000
9.20% Preferred                                  1,000          21,750
                                                        ---------------
Total Preferred Stocks (Cost
$8,171,525)                                                  6,184,195
-----------------------------------------------------------------------
COMMON STOCKS - 0.4%
-----------------------------------------------------------------------
Celcaribe SA(6)(16)                             24,390          51,829
-----------------------------------------------------------------------
Coinstar, Inc.(16)                                 700           7,525
-----------------------------------------------------------------------
Golden State Bancorp, Inc.(16)                   2,404          39,966

OPPENHEIMER VARIABLE ACCOUNT FUNDS - OPPENHEIMER STRATEGIC BOND FUND STATEMENT OF INVESTMENTS (CONTINUED)

                                                        MARKET VALUE
                                          SHARES        NOTE 1
-----------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
-----------------------------------------------------------------------

Horizon Group Properties, Inc.(16)                 358  $        1,387
-----------------------------------------------------------------------
Intermedia Communications, Inc.(16)                112           1,932
-----------------------------------------------------------------------
MCI WorldCom, Inc.(16)                           6,885         493,999
-----------------------------------------------------------------------
Optel, Inc.(16)                                    210               2
-----------------------------------------------------------------------
SF Holdings Group, Inc., Cl. C(16)                 570           1,140
-----------------------------------------------------------------------
Vail Resorts, Inc.(16)                          15,500         341,000
                                                        ---------------
Total Common Stocks (Cost $378,715)                            938,780

                                          UNITS
-----------------------------------------------------------------------
RIGHTS, WARRANTS AND CERTIFICATES -
0.1%
-----------------------------------------------------------------------
American Telecasting, Inc. Wts.,
Exp. 6/99(4)                                     1,500              15
-----------------------------------------------------------------------
Argentina (Republic of) Wts., Exp.
12/99                                            1,065           4,659
-----------------------------------------------------------------------
Central Bank of Nigeria Wts., Exp.
11/20                                              250              --
-----------------------------------------------------------------------
CGA Group Ltd. Wts., Exp. 12/49(4)              16,000           4,800
-----------------------------------------------------------------------
Clearnet Communications, Inc. Wts.,
Exp. 9/05                                          165             392
-----------------------------------------------------------------------
Comunicacion Celular SA Wts., Exp.
11/03                                              200          12,025
-----------------------------------------------------------------------
Concentric Network Corp. Wts., Exp.
12/07(4)                                           100          14,891
-----------------------------------------------------------------------
Covad Communications Group, Inc.
Wts., Exp. 3/08(4)                                 600          30,000
-----------------------------------------------------------------------
Covergent Communications, Inc.
Wts., Exp. 4/08(4)                               1,000           1,250
-----------------------------------------------------------------------
FirstWorld Communications, Inc.
Wts., Exp. 4/08(4)                                 190           1,900
-----------------------------------------------------------------------
Geotek Communications, Inc. Wts.,
Exp. 7/05(4)                                     7,500              75
-----------------------------------------------------------------------
Globix Corp. Wts., Exp. 5/05(4)                    325           3,250
-----------------------------------------------------------------------
Golden State Bancorp, Inc. Wts.,
Exp. 1/01                                        2,404          10,968
-----------------------------------------------------------------------
Gothic Energy Corp. Wts.:
Exp. 1/03(6)                                     2,621              26
Exp. 9/04(4)                                     2,800           3,150
Exp. 5/05(4)                                     2,181             218
-----------------------------------------------------------------------
Hyperion Telecommunications, Inc.
Wts., Exp. 4/01                                     60           3,687
-----------------------------------------------------------------------
ICG Communications, Inc. Wts., Exp.
9/05(4)                                            825          11,307
-----------------------------------------------------------------------
IHF Capital, Inc. Series I Wts.,
Exp. 11/99(4)                                      200               2
-----------------------------------------------------------------------
In-Flight Phone Corp. Wts., Exp.
8/02                                               200              --
-----------------------------------------------------------------------
KMC Telecom Holdings, Inc. Wts.,
Exp. 4/08(4)                                       725           1,903
-----------------------------------------------------------------------
Long Distance International, Inc.
Wts., 4/08(4)                                      200             500
-----------------------------------------------------------------------
Mexican Value Rts., Exp. 6/03                1,100,000              --
-----------------------------------------------------------------------
Microcell Telecommunications, Inc.
Wts., Exp. 6/06(4)                                 600          10,875
-----------------------------------------------------------------------
Millenium Seacarriers, Inc. Wts.,
Exp. 7/05(4)                                       250           1,563
-----------------------------------------------------------------------
Occidente y Caribe Celular SA Wts.,
Exp. 3/04(4)                                       800           6,100
-----------------------------------------------------------------------
Orion Network Systems, Inc. Wts.,
Exp. 1/07(4)                                       150           1,875
-----------------------------------------------------------------------
PLD Telekom, Inc. Wts., Exp.
6/06(4)                                            300              30
-----------------------------------------------------------------------
Price Communications Corp. Wts.,
Exp. 8/07(4)                                     3,096         147,834

OPPENHEIMER VARIABLE ACCOUNT FUNDS - OPPENHEIMER STRATEGIC BOND FUND STATEMENT OF INVESTMENTS (CONTINUED)

                                                        MARKET VALUE
                                          UNITS         NOTE 1
-----------------------------------------------------------------------
RIGHTS, WARRANTS AND CERTIFICATES
(CONTINUED)
-----------------------------------------------------------------------

United International Holdings, Inc.
Wts., Exp. 11/99(4)                                200  $        3,025
-----------------------------------------------------------------------
WAM!NET, Inc. Wts., Exp. 3/05(4)                 1,500          12,000
                                                        ---------------
Total Rights, Warrants and
Certificates (Cost $47,541)                                    288,320

                                          PRINCIPAL
                                          AMOUNT(1)
-----------------------------------------------------------------------
STRUCTURED INSTRUMENTS - 6.1%
-----------------------------------------------------------------------
Bankers Trust/Bear Stearns High
Yield Composite Index Linked Nts.,
8.55%, 5/4/99                             $  1,000,000         959,570
-----------------------------------------------------------------------
Bayerische Landesbank Girozentrale
(New York Branch), Lehman High
Yield Index Nts., 8.50%, 3/8/99              1,000,000         942,500
-----------------------------------------------------------------------
Bear Stearns High Yield Composite
Index Linked Nts.:
8.50%, 4/9/99                                1,000,000         929,380
9%, 2/16/99                                  1,600,000       1,474,306
-----------------------------------------------------------------------
Beta Finance Corp., Japanese Yen
Linked Nts., 2.11%, 9/10/99                  1,520,000       1,639,624
-----------------------------------------------------------------------
Credit Suisse First Boston Corp.
(New York Branch), Russian OFZ
Linked Nts., 15%,
2/23/00(4)(12)(RUR)                          8,008,000         146,154
-----------------------------------------------------------------------
Credit Suisse First Boston Corp.
(New York Branch), Turkish Lira
Currency Linked Nts., 92.556%,
2/2/99(5)(TRL)                            18,302,400,000        692,571
-----------------------------------------------------------------------
Deutsche Bank AG, Turkish Lira O/N
Rate Linked Nts., 91.727%,
2/4/99(5)(TRL)                            19,564,000,000        696,165
-----------------------------------------------------------------------
Deutsche Morgan Grenfell, Russian
Federal Loan Floating Rate Linked
Nts.:
5.20%, 10/25/00(4)(12)                         240,000           2,400
5.12%, 2/23/00(4)(12)                          240,000           2,400
-----------------------------------------------------------------------
Deutsche Morgan Grenfell, Russian
OFZ Linked Nts., 14%,
9/27/00(4)(12)(RUR)                          3,610,000          33,504
-----------------------------------------------------------------------
Goldman, Sachs & Co. Argentina
Local Market Securities Trust,
11.30%, 4/1/00 representing debt of
Argentina (Republic of) Bonos del
Tesoro Bonds, Series 10, 11.30%,
4/1/00 and an interest rate swap
between Goldman Sachs and the
Trust(4)                                        78,260          76,649
-----------------------------------------------------------------------
J.P. Morgan & Co., Inc., The
Emerging Markets Bond Plus Index
Linked Nts., 9.50%, 7/16/99(17)              2,700,000       2,229,034
-----------------------------------------------------------------------
Korea Development Bank, Industrial
Bank Finance Linked Nts., Zero
Coupon, 3/5/99                                 470,000         514,462
-----------------------------------------------------------------------
Lehman Brothers Holdings, Inc.,
Chilean Peso/Japanese Yen Linked
Nts., 18.50%, 1/28/99                          600,000         596,520
-----------------------------------------------------------------------
Lehman Brothers Holdings, Inc.,
Greek Drachma/European Currency
Unit Linked Nts., Zero Coupon,
3/26/99                                        280,000         320,684
-----------------------------------------------------------------------
Lehman Brothers Holdings, Inc.,
Greek Drachma/Swiss Franc Linked
Nts., Zero Coupon, 3/31/99                     175,000         202,143
-----------------------------------------------------------------------
Morgan Guaranty Trust Co. of New
York, The Emerging Markets Bond
Index Linked Nts.:
9.50%, 5/7/99(17)                            1,300,000       1,303,719
9.50%, 8/10/99(17)                           1,400,000       1,215,850

OPPENHEIMER VARIABLE ACCOUNT FUNDS - OPPENHEIMER STRATEGIC BOND FUND STATEMENT OF INVESTMENTS (CONTINUED)

                                          PRINCIPAL     MARKET VALUE
                                          AMOUNT(1)     NOTE 1
-----------------------------------------------------------------------
STRUCTURED INSTRUMENTS (CONTINUED)
-----------------------------------------------------------------------

Salomon Smith Barney, Inc., Brazil
Credit Linked Nts., 6%, 4/2/03            $    620,000  $      317,440
-----------------------------------------------------------------------
Salomon Smith Barney, Inc., United
Mexican States 2016 Linked Nts.,
14.076%, 3/18/99                               749,000         747,247
-----------------------------------------------------------------------
Shoshone Partners Loan Trust Sr.
Nts., 6.97%, 4/28/02 (representing
a basket of reference loans and a
total return swap between Chase
Manhattan Bank and the Trust)(4)(5)            750,000         672,606
-----------------------------------------------------------------------
Standard Chartered Bank,
Philippines Peso/Japanese Yen
Currency Linked Nts., 16.45%,
1/21/99                                        116,000         126,858
-----------------------------------------------------------------------
Standard Chartered Bank,
Philippines Peso/Japanese Yen
Linked Nts.:
20.45%, 2/9/99                                 240,000         237,360
21.83%, 1/19/99                                270,000         219,888
-----------------------------------------------------------------------
Standard Chartered Bank,
Philippines Peso/Singapore Dollar
Linked Nts.:
18.70%, 3/8/99                                 150,000         149,340
18.90%, 3/4/99                                 460,000         458,666
                                                        ---------------
Total Structured Instruments (Cost
$19,421,140)                                                16,907,040

                                     DATE  STRIKE        CONTRACTS
--------------------------------------------------------------------------------------
CALL OPTIONS PURCHASED - 0.0%
--------------------------------------------------------------------------------------
U.S. Treasury Bonds, 6.125%,
11/15/27 Call Opt.(4) (Cost
$65,234)                             2/99      111.375%         2,500          52,344
--------------------------------------------------------------------------------------
PUT OPTIONS PURCHASED - 0.0%
--------------------------------------------------------------------------------------
Japanese Yen Put Opt.                1/99    121.00(JPY)  146,410,000           1,025
--------------------------------------------------------------------------------------
Japanese Yen Put Opt.(4)             2/99       125(JPY)   78,000,000           1,404
--------------------------------------------------------------------------------------
Mexican Peso Put Opt.(4)             2/99     10.75(MXP)   13,100,000           5,240
                                                                       ---------------
Total Put Options Purchased (Cost
$55,514)                                                                        7,669

                                          PRINCIPAL
                                          AMOUNT(1)
-----------------------------------------------------------------------
REPURCHASE AGREEMENTS - 2.2%
-----------------------------------------------------------------------
Repurchase agreement with
PaineWebber, Inc., 4.85%, dated
12/31/98, to be repurchased at
$6,203,341 on 1/4/99,
collateralized by U.S. Treasury
Nts., 4.625%--5.875%,
12/31/00--11/30/01, with a value of
$6,335,417 (Cost $6,200,000)              $  6,200,000       6,200,000
-----------------------------------------------------------------------
TOTAL INVESTMENTS, AT VALUE (COST
$282,454,523)                                     98.0%    273,522,777
-----------------------------------------------------------------------
OTHER ASSETS NET OF LIABILITIES                    2.0       5,677,619
                                          ------------  ---------------
NET ASSETS                                       100.0% $  279,200,396
                                          ------------  ---------------
                                          ------------  ---------------

OPPENHEIMER VARIABLE ACCOUNT FUNDS - OPPENHEIMER STRATEGIC BOND FUND STATEMENT OF INVESTMENTS (CONTINUED)

1. Principal amount is reported in U.S. Dollars, except for those denoted in the following currencies:
ARP     -  Argentine Peso
AUD     -  Australian Dollar
CAD     -  Canadian Dollar
DEM     -  German Mark
DKK     -  Danish Krone
ESP     -  Spanish Peseta
FIM     -  Finnish Markka
FRF     -  French Franc
GBP     -  British Pound Sterling
GRD     -  Greek Drachma
HUF     -  Hungarian Forint
IDR     -  Indonesian Rupiah
ITL     -  Italian Lira
JPY     -  Japanese Yen
MXP     -  Mexican Peso
NZD     -  New Zealand Dollar
PLZ     -  Polish Zloty
RUR     -  Russian Ruble
TRL     -  Turkish Lira
XEU     -  European Currency Units

2. Interest-Only Strips represent the right to receive the monthly interest payments on an underlying pool of mortgage loans. These securities typically decline in price as interest rates decline. Most other fixed income securities increase in price when interest rates decline. The principal amount of the underlying pool represents the notional amount on which current interest is calculated. The price of these securities is typically more sensitive to changes in prepayment rates than traditional mortgage-backed securities (for example, GNMA pass-throughs). Interest rates disclosed represent current yields based upon the current cost basis and estimated timing and amount of future cash flows.
3. Principal-Only Strips represent the right to receive the monthly principal payments on an underlying pool of mortgage loans. The value of these securities generally increases as interest rates decline and prepayment rates rise. The price of these securities is typically more volatile than that of coupon-bearing bonds of the same maturity. Interest rates disclosed represent current yields based upon the current cost basis and estimated timing of future cash flows.
4. Identifies issues considered to be illiquid or restricted -- See applicable note of Notes to Financial Statements.
5. Represents the current interest rate for a variable rate security.
6. Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees. These securities amount to $10,081,861 or 3.61% of the Fund's net assets as of December 31, 1998.
7. A sufficient amount of securities has been designated to cover outstanding forward foreign currency exchange contracts. See applicable note of Notes to Financial Statements.
8. Securities with an aggregate market value of $672,188 are held in collateralized accounts to cover initial margin requirements on open futures sales contracts. See applicable note of Notes to Financial Statements.
9. A sufficient amount of liquid assets has been designated to cover outstanding written options, as follows:

                           CONTRACTS/PRINCIPAL  EXPIRATION  EXERCISE  PREMIUM   MARKET VALUE
                           SUBJECT TO CALL      DATE        PRICE     RECEIVED  NOTE 1
--------------------------------------------------------------------------------------------
Japanese Yen Call Option   134,503,600          1/99        111(JPY)  $10,236        $10,357
--------------------------------------------------------------------------------------------
Mexican Peso Call Option   13,100,000           2/99        10(MXP)     9,140          3,930
--------------------------------------------------------------------------------------------
U.S. Treasury Bonds,
 6.125%, 11/15/27 Call
 Opt.                      2,500,000            2/99        122%        5,859          1,758
                                                                      -------         ------
                                                                      $25,235        $16,045
                                                                      -------         ------
                                                                      -------         ------

10. For zero coupon bonds, the interest rate shown is the effective yield on the date of purchase.
11. Represents the current interest rate for an increasing rate security.
12. Non-income producing -- issuer is in default.
13. Denotes a step bond: a zero coupon bond that converts to a fixed or variable interest rate at a designated future date.

OPPENHEIMER VARIABLE ACCOUNT FUNDS - OPPENHEIMER STRATEGIC BOND FUND STATEMENT OF INVESTMENTS (CONTINUED)

--------------------------------------------------------------------------------
14. Units may be comprised of several components, such as debt and equity and/or warrants to purchase equity at some point in the future. For units which represent debt securities, principal amount disclosed represents total underlying principal.

15. Interest or dividend is paid in kind.

16. Non-income producing security.

17. Security is linked to the Emerging Markets Bond Index (EMBI). The EMBI tracks total returns for currency denominated debt instruments of the emerging markets. Countries covered are Argentina, Brazil, Bulgaria, Ecuador, Mexico, Morocco, Nigeria, Panama, Peru, the Philippines, Poland, Russia and Venezuela.

See accompanying Notes to Financial Statements.

OPPENHEIMER VARIABLE ACCOUNT FUNDS - OPPENHEIMER GROWTH & INCOME FUND STATEMENT OF INVESTMENTS
DECEMBER 31, 1998

                                                 MARKET VALUE
                                     SHARES      NOTE 1
----------------------------------------------------------------
COMMON STOCKS - 91.6%
----------------------------------------------------------------
BASIC MATERIALS - 0.6%
----------------------------------------------------------------
CHEMICALS - 0.6%
Delta & Pine Land Co.                    22,500  $      832,500
----------------------------------------------------------------
IMC Global, Inc.                         50,000       1,068,750
                                                 ---------------
                                                      1,901,250
----------------------------------------------------------------
CAPITAL GOODS - 11.9%
----------------------------------------------------------------
ELECTRICAL EQUIPMENT - 0.8%
CommScope, Inc.(1)                       67,500       1,134,844
----------------------------------------------------------------
Etec Systems, Inc.(1)                     2,500         100,000
----------------------------------------------------------------
Raychem Corp.                            40,000       1,292,500
                                                 ---------------
                                                      2,527,344
----------------------------------------------------------------
INDUSTRIAL SERVICES - 7.2%
Allied Waste Industries, Inc.
(New)(1)                                235,000       5,551,875
----------------------------------------------------------------
Coflexip SA, Sponsored ADR               60,000       1,927,500
----------------------------------------------------------------
Republic Services, Inc., Cl. A(1)       185,000       3,410,937
----------------------------------------------------------------
United Rentals, Inc.(1)                  25,000         828,125
----------------------------------------------------------------
Waste Management, Inc. (New)            227,500      10,607,187
                                                 ---------------
                                                     22,325,624
----------------------------------------------------------------
MANUFACTURING - 3.9%
American Standard Cos., Inc.(1)          75,000       2,700,000
----------------------------------------------------------------
Halter Marine Group, Inc.(1)            360,000       1,755,000
----------------------------------------------------------------
MascoTech, Inc.                          30,000         513,750
----------------------------------------------------------------
Mettler-Toledo International,
Inc.(1)                                 220,000       6,173,750
----------------------------------------------------------------
Owens-Illinois, Inc.(1)                  22,500         689,062
----------------------------------------------------------------
Tyco International Ltd.                   2,500         188,594
                                                 ---------------
                                                     12,020,156
----------------------------------------------------------------
CONSUMER CYCLICALS - 22.8%
----------------------------------------------------------------
AUTOS & HOUSING - 2.5%
Champion Enterprises, Inc.(1)            32,500         889,687
----------------------------------------------------------------
General Motors Corp.                     17,500       1,252,344
----------------------------------------------------------------
Lear Corp.(1)                            42,500       1,636,250
----------------------------------------------------------------
Lennar Corp.                            115,000       2,903,750
----------------------------------------------------------------
Owens Corning                            27,500         974,531
                                                 ---------------
                                                      7,656,562
----------------------------------------------------------------
LEISURE & ENTERTAINMENT - 1.7%
Crestline Capital Corp.(1)                8,000         123,000
----------------------------------------------------------------
Host Marriott Corp.(1)                   80,000       1,105,000
----------------------------------------------------------------
Mirage Resorts, Inc.(1)                  95,000       1,419,062
----------------------------------------------------------------
Rio Hotel & Casino, Inc.(1)             155,000       2,460,625
                                                 ---------------
                                                      5,107,687

OPPENHEIMER VARIABLE ACCOUNT FUNDS - OPPENHEIMER GROWTH & INCOME FUND STATEMENT OF INVESTMENTS (CONTINUED)

                                                 MARKET VALUE
                                     SHARES      NOTE 1
----------------------------------------------------------------
MEDIA - 9.0%
Capstar Broadcasting Corp., Cl.
A(1)                                    210,000  $    4,803,750
----------------------------------------------------------------
CBS Corp.                               205,000       6,713,750
----------------------------------------------------------------
Emmis Communications Corp., Cl.
A(1)                                     77,500       3,361,562
----------------------------------------------------------------
Fox Entertainment Group, Inc., A
Shares(1)                               171,500       4,319,656
----------------------------------------------------------------
Infinity Broadcasting Corp., Cl.
A(1)                                     70,300       1,924,462
----------------------------------------------------------------
Jacor Communications, Inc.(1)            37,500       2,414,062
----------------------------------------------------------------
RCN Corp.(1)                            232,500       4,112,344
                                                 ---------------
                                                     27,649,586
----------------------------------------------------------------
RETAIL: GENERAL - 2.0%
Federated Department Stores,
Inc.(1)                                  87,500       3,811,719
----------------------------------------------------------------
Fred Meyer, Inc.(1)                      41,000       2,470,250
                                                 ---------------
                                                      6,281,969
----------------------------------------------------------------
RETAIL: SPECIALTY - 7.6%
AutoZone, Inc.(1)                        95,000       3,129,062
----------------------------------------------------------------
CSK Auto Corp.(1)                       475,000      12,676,562
----------------------------------------------------------------
Republic Industries, Inc.(1)            525,000       7,743,750
                                                 ---------------
                                                     23,549,374
----------------------------------------------------------------
CONSUMER STAPLES - 16.5%
----------------------------------------------------------------
BEVERAGES - 0.9%
Anheuser-Busch Cos., Inc.(2)             41,000       2,690,625
----------------------------------------------------------------
CONSUMER SERVICES - 2.9%
Budget Group, Inc., Cl. A(1)            225,000       3,571,875
----------------------------------------------------------------
Intermedia Communications, Inc.(1)       11,338         195,580
----------------------------------------------------------------
Intermedia Communications,
Inc.(1)(3)                                  292           4,030
----------------------------------------------------------------
United Road Services, Inc.(1)           277,500       5,099,062
                                                 ---------------
                                                      8,870,547
----------------------------------------------------------------
ENTERTAINMENT - 8.0%
Brinker International, Inc.(1)           85,000       2,454,375
----------------------------------------------------------------
News Corp. Ltd., Sponsored ADR,
Preference                              107,500       2,653,906
----------------------------------------------------------------
SFX Entertainment, Inc., Cl. A(1)       225,000      12,346,875
----------------------------------------------------------------
Time Warner, Inc.(2)                     70,000       4,344,375
----------------------------------------------------------------
Viacom, Inc.(1)(2)                       40,000       2,960,000
                                                 ---------------
                                                     24,759,531
----------------------------------------------------------------
FOOD - 1.7%
RJR Nabisco Holdings Corp.              130,000       3,859,375
----------------------------------------------------------------
Unilever NV(2)                           15,000       1,244,062
                                                 ---------------
                                                      5,103,437
----------------------------------------------------------------
HOUSEHOLD GOODS - 0.7%
Fort James Corp.                         50,000       2,000,000
----------------------------------------------------------------
TOBACCO - 2.3%
Philip Morris Cos., Inc.                130,000       6,955,000

OPPENHEIMER VARIABLE ACCOUNT FUNDS - OPPENHEIMER GROWTH & INCOME FUND STATEMENT OF INVESTMENTS (CONTINUED)

                                                 MARKET VALUE
                                     SHARES      NOTE 1
----------------------------------------------------------------
ENERGY - 2.1%
----------------------------------------------------------------
ENERGY SERVICES & PRODUCERS - 2.1%
BJ Services Co.(1)                       45,000  $      703,125
----------------------------------------------------------------
Cooper Cameron Corp.(1)                  45,000       1,102,500
----------------------------------------------------------------
Marine Drilling Cos., Inc.(1)            40,000         307,500
----------------------------------------------------------------
Santa Fe International Corp.             80,000       1,170,000
----------------------------------------------------------------
Stolt Comex Seaway SA, ADR(1)           300,000       1,687,500
----------------------------------------------------------------
Transocean Offshore, Inc.                27,500         737,344
----------------------------------------------------------------
Weatherford International, Inc.
(New)(1)                                 35,000         678,125
                                                 ---------------
                                                      6,386,094
----------------------------------------------------------------
FINANCIAL - 19.2%
----------------------------------------------------------------
BANKS - 9.2%
Bank One Corp.                           42,500       2,170,156
----------------------------------------------------------------
BankAmerica Corp. (New)                  42,500       2,555,313
----------------------------------------------------------------
Chase Manhattan Corp. (New)              90,000       6,125,625
----------------------------------------------------------------
Commercial Federal Corp.                165,000       3,825,938
----------------------------------------------------------------
Compass Bancshares, Inc.                 37,500       1,427,344
----------------------------------------------------------------
First Union Corp.                        72,500       4,408,906
----------------------------------------------------------------
Fleet Financial Group, Inc.              50,000       2,234,375
----------------------------------------------------------------
Hubco, Inc.                              57,500       1,732,188
----------------------------------------------------------------
KeyCorp                                  20,000         640,000
----------------------------------------------------------------
Prosperity Bancshares, Inc.(1)          103,100       1,275,863
----------------------------------------------------------------
Unibanco-Uniao de Bancos
Brasileiros SA, Sponsored GDR            60,000         866,250
----------------------------------------------------------------
Union Planters Corp.                     25,000       1,132,813
                                                 ---------------
                                                     28,394,771
----------------------------------------------------------------
DIVERSIFIED FINANCIAL - 3.2%
American Express Co.(2)                  15,000       1,533,750
----------------------------------------------------------------
C.I.T. Group, Inc., Cl. A                78,000       2,481,375
----------------------------------------------------------------
Citigroup, Inc.                          57,750       2,858,625
----------------------------------------------------------------
Morgan Stanley Dean Witter & Co.         20,000       1,420,000
----------------------------------------------------------------
UniCapital Corp.(1)                     210,000       1,548,750
                                                 ---------------
                                                      9,842,500
----------------------------------------------------------------
INSURANCE - 5.7%
Allstate Corp.(2)                        80,000       3,090,000
----------------------------------------------------------------
Arm Financial Group, Inc., Cl. A         50,000       1,109,375
----------------------------------------------------------------
Everest Reinsurance Holdings, Inc.      285,000      11,097,188
----------------------------------------------------------------
Scottish Annuity & Life Holdings
Ltd.(1)                                 155,000       2,131,250
                                                 ---------------
                                                     17,427,813
----------------------------------------------------------------
SAVINGS & LOANS - 1.1%
Sovereign Bancorp, Inc.                 150,000       2,137,500

OPPENHEIMER VARIABLE ACCOUNT FUNDS - OPPENHEIMER GROWTH & INCOME FUND STATEMENT OF INVESTMENTS (CONTINUED)

                                                 MARKET VALUE
                                     SHARES      NOTE 1
----------------------------------------------------------------
SAVINGS & LOANS (CONTINUED)

Washington Mutual, Inc.                  30,000  $    1,145,625
                                                 ---------------
                                                      3,283,125
----------------------------------------------------------------
HEALTHCARE - 1.0%
----------------------------------------------------------------
HEALTHCARE/DRUGS - 1.0%
BioChem Pharma, Inc.(1)                  50,000       1,431,250
----------------------------------------------------------------
Centocor, Inc.(1)(2)                     37,500       1,692,188
                                                 ---------------
                                                      3,123,438
----------------------------------------------------------------
TECHNOLOGY - 12.0%
----------------------------------------------------------------
COMPUTER HARDWARE - 1.5%
Compaq Computer Corp.                     7,500         314,531
----------------------------------------------------------------
International Business Machines
Corp.(2)                                 20,000       3,695,000
----------------------------------------------------------------
Seagate Technology, Inc.(1)(2)           20,000         605,000
                                                 ---------------
                                                      4,614,531
----------------------------------------------------------------
COMPUTER SOFTWARE/SERVICES - 6.8%
First Data Corp.                        110,000       3,485,625
----------------------------------------------------------------
Microsoft Corp.(1)                        2,500         346,719
----------------------------------------------------------------
Network Associates, Inc.(1)              10,000         662,500
----------------------------------------------------------------
PLATINUM Technology, Inc.(1)            315,000       6,024,375
----------------------------------------------------------------
Structural Dynamics Research
Corp.(1)                                397,500       7,900,313
----------------------------------------------------------------
Unigraphics Solutions, Inc.(1)          185,000       2,682,500
                                                 ---------------
                                                     21,102,032
----------------------------------------------------------------
COMMUNICATIONS EQUIPMENT - 0.3%
Tellabs, Inc.(1)(2)                      15,000       1,028,438
----------------------------------------------------------------
ELECTRONICS - 3.4%
Waters Corp.(1)                         120,000      10,470,000
----------------------------------------------------------------
TELECOMMUNICATIONS - 4.2%
----------------------------------------------------------------
TELEPHONE UTILITIES - 0.0%
Embratel Participacoes SA, ADR(1)           750          10,453
----------------------------------------------------------------
TELECOMMUNICATIONS/TECHNOLOGY -
4.2%
MCI WorldCom, Inc.(1)                    95,000       6,816,250
----------------------------------------------------------------
Newbridge Networks Corp.(1)              10,000         303,750
----------------------------------------------------------------
Qwest Communications International,
Inc.(1)                                  90,000       4,500,000
----------------------------------------------------------------
Telecomunicacoes Brasileiras SA,
Sponsored ADR(1)                         19,500       1,417,406
                                                 ---------------
                                                     13,037,406
----------------------------------------------------------------
TRANSPORTATION - 1.4%
----------------------------------------------------------------
AIR TRANSPORTATION - 1.4%
AMR Corp.(1)                             27,500       1,632,813
----------------------------------------------------------------
Continental Airlines, Inc., Cl.
B(1)                                     25,339         848,857
----------------------------------------------------------------
Delta Air Lines, Inc.                    35,000       1,820,000
                                                 ---------------
                                                      4,301,670
                                                 ---------------
Total Common Stocks (Cost
$257,894,535)                                       282,420,963

OPPENHEIMER VARIABLE ACCOUNT FUNDS - OPPENHEIMER GROWTH & INCOME FUND STATEMENT OF INVESTMENTS (CONTINUED)

                                                 MARKET VALUE
                                     SHARES      NOTE 1
----------------------------------------------------------------

PREFERRED STOCKS - 3.5%
----------------------------------------------------------------
Evergreen Media Corp., 6% Cv.
Preferred(4)                             20,000  $    1,867,500
----------------------------------------------------------------
Host Marriott Corp., 6.75%
Preferred Stock                          17,500         708,750
----------------------------------------------------------------
ICG Communications, Inc.:
6.75% Cv. Preferred Stock(4)             37,500       1,964,063
6.75% Cv. Preferred Stock                35,000       1,833,125
----------------------------------------------------------------
Intermedia Communications, Inc.:
7% Cv. Preferred Stock(4)                32,500         463,125
7% Cv. Preferred Stock(4)                40,000       1,000,000
----------------------------------------------------------------
Intermedia Communications, Inc.:
Depositary Shares Representing one
one-hundredth 7% Cum. Cv. Jr.
Preferred Stock, Series D, Non-Vtg.      30,000         750,000
Depositary Shares Representing one
one-hundredth 7% Cum. Cv. Jr.
Preferred Stock, Series E,
Non-Vtg.(4)                               2,500          45,625
----------------------------------------------------------------
Monsanto Co., 6.50% Cv.(1)               25,000       1,225,000
----------------------------------------------------------------
Nextel Communications, Inc.,
Cv.(1)(4)                                 3,900         989,625
                                                 ---------------
Total Preferred Stocks (Cost
$11,167,364)                                         10,846,813
----------------------------------------------------------------
OTHER SECURITIES - 3.5%
----------------------------------------------------------------
Automatic Commission Exchange
Security Trust II, 6.50% Cv.
Preferred (exchangeable to common
stock of Republic Industries, Inc.,
Trust Automatic Common Exchange
Securities effective 5/15/00)           125,700       1,916,925
----------------------------------------------------------------
Continental Airlines Finance Trust,
8.50% Cv. Trust Originated
Preferred Securities                      5,000         348,125
----------------------------------------------------------------
Host Marriott Financial Trust,
6.75% Cv. Preferred Stock(4)             10,000         405,000
----------------------------------------------------------------
Houston Industries, Inc., 7%
Automatic Common Exchange
Securities, Exchangeable for Time
Warner, Inc. Common Stock, 7/1/00        25,000       2,659,375
----------------------------------------------------------------
Merrill Lynch & Co., Inc., 6.25%
Structured Yield Product
Exchangeable for Stock of IMC
Global, Inc.                             17,500         415,625
----------------------------------------------------------------
Qwest Trends Trust, $43 Cv.(1)(4)        16,700         780,725
----------------------------------------------------------------
United Rental Trust I, 6.50% Cv.
Quarterly Income Preferred
Securities(4)                            85,000       4,090,625
                                                 ---------------
Total Other Securities (Cost
$10,045,078)                                         10,616,400

                                     PRINCIPAL
                                     AMOUNT
----------------------------------------------------------------
CONVERTIBLE CORPORATE BONDS AND
NOTES - 1.4%
----------------------------------------------------------------
Continental Airlines, Inc.:
6.75% Cv. Sub. Nts., 4/15/06(4)      $  350,000         426,125
6.75% Cv. Sub. Nts., 4/15/06            150,000         182,625
----------------------------------------------------------------
PLATINUM Technology, Inc.:
6.25% Cv. Sub. Nts., 12/15/02(4)      2,000,000       1,795,000
6.25%. Cv. Unsec. Sub. Nts.,
12/15/02                              1,500,000       1,346,250
6.75% Cv. Sub. Nts., 11/15/01           500,000         683,750
                                                 ---------------
Total Convertible Corporate Bonds
and Notes (Cost $4,266,795)                           4,433,750
----------------------------------------------------------------
TOTAL INVESTMENTS, AT VALUE (COST
$283,373,772)                             100.0%    308,317,926
----------------------------------------------------------------
OTHER ASSETS NET OF LIABILITIES             0.0          35,388
                                     ----------  ---------------
NET ASSETS                                100.0% $  308,353,314
                                     ----------  ---------------
                                     ----------  ---------------

OPPENHEIMER VARIABLE ACCOUNT FUNDS - OPPENHEIMER GROWTH & INCOME FUND STATEMENT OF INVESTMENTS (CONTINUED)

--------------------------------------------------------------------------------
1. Non-income producing security.

2. A sufficient amount of liquid assets has been designated to cover outstanding written call and put options, as follows:

                                     SHARES
                                     SUBJECT TO  EXPIRATION  EXERCISE  PREMIUM     MARKET VALUE
                                     CALL        DATE        PRICE     RECEIVED    NOTE 1
-----------------------------------------------------------------------------------------------
Allstate Corp.                       30,000      1/99        $ 55.00   $  49,849        $ 1,875
-----------------------------------------------------------------------------------------------
American Express Co.                 7,500       1/99         110.00      11,337          6,563
-----------------------------------------------------------------------------------------------
American Express Co.                 7,500       1/99         115.00      10,712          2,344
-----------------------------------------------------------------------------------------------
Anheuser-Busch Cos.                  7,500       1/99          65.00      11,025         12,188
-----------------------------------------------------------------------------------------------
Centocor, Inc.                       10,000      1/99          45.00      41,574         18,750
-----------------------------------------------------------------------------------------------
International Business Machines
Corp.                                5,000       4/99         160.00      88,600        155,000
-----------------------------------------------------------------------------------------------
International Business Machines
Corp.                                4,500       4/99         155.00      89,862        159,188
-----------------------------------------------------------------------------------------------
International Business Machines
Corp.                                5,500       1/99         160.00      59,646        137,500
-----------------------------------------------------------------------------------------------
International Business Machines
Corp.                                5,000       1/99         150.00      46,723        171,250
-----------------------------------------------------------------------------------------------
Seagate Technology, Inc.             10,000      1/99          32.50      22,199          5,623
-----------------------------------------------------------------------------------------------
Tellabs, Inc.                        15,000      3/99          65.00     110,171        135,000
-----------------------------------------------------------------------------------------------
Time Warner, Inc.                    10,000      1/99          55.00      16,724         80,000
-----------------------------------------------------------------------------------------------
Unilever NV                          15,000      1/99          85.00      24,862         33,750
-----------------------------------------------------------------------------------------------
Viacom, Inc.                         10,000      1/99          70.00      28,449         48,750
                                                                       $ 611,733       $967,781

3. Identifies issues considered to be illiquid or restricted - See applicable note of Notes to Financial Statements.

4. Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees. These securities amount to $13,827,413 or 4.48% of the Fund's net assets as of December 31, 1998.

See accompanying Notes to Financial Statements.

OPPENHEIMER VARIABLE ACCOUNT FUNDS - OPPENHEIMER SMALL CAP GROWTH FUND STATEMENT OF INVESTMENTS
DECEMBER 31, 1998

                                                                        MARKET
                                                                        VALUE
                                                              SHARES    NOTE 1
--------------------------------------------------------------------------------
COMMON STOCKS - 85.0%
--------------------------------------------------------------------------------
BASIC MATERIALS - 1.5%
--------------------------------------------------------------------------------
PAPER - 1.5%
Daisytek International Corp.(1)                                  800    $ 15,200
--------------------------------------------------------------------------------
CAPITAL GOODS - 13.1%
--------------------------------------------------------------------------------
INDUSTRIAL SERVICES - 11.9%
Casella Waste Systems, Inc., Cl. A(1)                            400      14,850
--------------------------------------------------------------------------------
Eastern Environmental Services, Inc.(1)                          400      11,850
--------------------------------------------------------------------------------
Group Maintenance America Corp.(1)                               500       6,062
--------------------------------------------------------------------------------
Kendle International, Inc.(1)                                    400       9,350
--------------------------------------------------------------------------------
Maximus, Inc.(1)                                                 600      22,200
--------------------------------------------------------------------------------
Metzler Group, Inc.(1)                                           400      19,475
--------------------------------------------------------------------------------
Service Experts, Inc.(1)                                         200       5,850
--------------------------------------------------------------------------------
Stericycle, Inc.(1)                                              400       6,450
--------------------------------------------------------------------------------
Tetra Tech, Inc.(1)                                              600      16,237
--------------------------------------------------------------------------------
United Rentals, Inc.(1)                                          192       6,360
                                                                        --------
                                                                         118,684
--------------------------------------------------------------------------------
MANUFACTURING - 1.2%
Zebra Technologies Corp., Cl. A(1)                               400      11,500
--------------------------------------------------------------------------------
CONSUMER CYCLICALS - 13.7%
--------------------------------------------------------------------------------
AUTOS & HOUSING - 2.3%
Fairfield Communities, Inc.(1)                                 1,000      11,062
--------------------------------------------------------------------------------
Kroll-O'Gara Co. (The)(1)                                        300      11,831
                                                                        --------
                                                                          22,893
--------------------------------------------------------------------------------
LEISURE & ENTERTAINMENT - 2.8%
Handleman Co.(1)                                               2,000      28,125
--------------------------------------------------------------------------------
MEDIA - 1.0%
Penton Media, Inc.(1)                                            500      10,125
--------------------------------------------------------------------------------
RETAIL: GENERAL - 1.5%
Cutter & Buck, Inc.(1)                                           400      14,900
--------------------------------------------------------------------------------
RETAIL: SPECIALTY - 6.1%
Chico's Fas, Inc.(1)                                             800      18,700
--------------------------------------------------------------------------------
O'Reilly Automotive, Inc.(1)                                     400      18,900
--------------------------------------------------------------------------------
School Specialty, Inc.(1)                                      1,100      23,512
                                                                        --------
                                                                          61,112
--------------------------------------------------------------------------------
CONSUMER STAPLES - 18.9%
--------------------------------------------------------------------------------
CONSUMER SERVICES - 10.0%
Applied Analytical Industries, Inc.(1)                         1,200      20,850
--------------------------------------------------------------------------------
Boron, LePore & Associates, Inc.(1)                              300      10,350
--------------------------------------------------------------------------------
Core Laboratories NV(1)                                          300       5,737

OPPENHEIMER VARIABLE ACCOUNT FUNDS - OPPENHEIMER SMALL CAP GROWTH FUND STATEMENT OF INVESTMENTS (CONTINUED)

                                                                        MARKET
                                                                        VALUE
                                                              SHARES    NOTE 1
--------------------------------------------------------------------------------
CONSUMER SERVICES (CONTINUED)

Cornell Corrections, Inc.(1)                                   1,000    $ 19,000
--------------------------------------------------------------------------------
CORT Business Services Corp.(1)                                  500      12,125
--------------------------------------------------------------------------------
Getty Images, Inc.(1)                                            600      10,312
--------------------------------------------------------------------------------
Rent-Way, Inc.(1)                                                200       4,862
--------------------------------------------------------------------------------
Renters Choice, Inc.(1)                                          500      15,875
                                                                        --------
                                                                          99,111
--------------------------------------------------------------------------------
EDUCATION - 6.3%
Career Education Corp.(1)                                        500      15,000
--------------------------------------------------------------------------------
Education Management Corp.(1)                                  1,000      23,625
--------------------------------------------------------------------------------
ITT Educational Services, Inc.(1)                                400      13,600
--------------------------------------------------------------------------------
Strayer Education, Inc.                                          300      10,575
                                                                        --------
                                                                          62,800
--------------------------------------------------------------------------------
ENTERTAINMENT - 2.6%
Cinar Films, Inc., Cl. B(1)                                    1,000      25,375
--------------------------------------------------------------------------------
ENERGY - 0.4%
--------------------------------------------------------------------------------
ENERGY SERVICES & PRODUCERS - 0.4%
Cross Timbers Oil Co.                                            500       3,750
--------------------------------------------------------------------------------
FINANCIAL - 5.8%
--------------------------------------------------------------------------------
BANKS - 1.2%
Investors Financial Services Corp.                               200      11,925
--------------------------------------------------------------------------------
INSURANCE - 4.6%
Advance Paradigm, Inc.(1)                                        300      10,500
--------------------------------------------------------------------------------
Annuity & Life RE Holdings Ltd.                                  500      13,500
--------------------------------------------------------------------------------
Medical Assurance, Inc.                                          660      21,821
                                                                        --------
                                                                          45,821
--------------------------------------------------------------------------------
HEALTHCARE - 11.8%
--------------------------------------------------------------------------------
HEALTHCARE/DRUGS - 3.1%
Serologicals Corp.(1)                                            800      24,000
--------------------------------------------------------------------------------
Ventana Medical Systems, Inc.(1)                                 300       6,488
                                                                        --------
                                                                          30,488
--------------------------------------------------------------------------------
HEALTHCARE/SUPPLIES & SERVICES - 8.7%
Covance, Inc.(1)                                                 500      14,563
--------------------------------------------------------------------------------
Hanger Orthopedic Group, Inc.(1)                                 700      15,750
--------------------------------------------------------------------------------
Parexel International Corp.(1)                                   300       7,500
--------------------------------------------------------------------------------
Pharmaceutical Product Development, Inc.(1)                      800      24,050
--------------------------------------------------------------------------------
Renal Care Group, Inc.(1)                                        600      17,288
--------------------------------------------------------------------------------
VWR Scientific Products Corp.(1)                                 400       6,950
                                                                        --------
                                                                          86,101
--------------------------------------------------------------------------------
TECHNOLOGY - 19.8%
--------------------------------------------------------------------------------
COMPUTER HARDWARE - 2.1%
SCM Microsystems, Inc.(1)                                        300      21,319

OPPENHEIMER VARIABLE ACCOUNT FUNDS - OPPENHEIMER SMALL CAP GROWTH FUND STATEMENT OF INVESTMENTS (CONTINUED)

                                                                        MARKET
                                                                        VALUE
                                                              SHARES    NOTE 1
--------------------------------------------------------------------------------
COMPUTER SOFTWARE/SERVICES - 17.0%
Aspen Technologies, Inc.(1)                                      300    $  4,350
--------------------------------------------------------------------------------
Aware, Inc.(1)                                                 1,000      27,188
--------------------------------------------------------------------------------
Brio Technology, Inc.(1)                                       1,000      17,688
--------------------------------------------------------------------------------
Concord Communications, Inc.(1)                                  200      11,350
--------------------------------------------------------------------------------
Documentum, Inc.(1)                                              400      21,375
--------------------------------------------------------------------------------
Engineering Animation, Inc.(1)                                   100       5,400
--------------------------------------------------------------------------------
Medical Manager Corp.(1)                                         400      12,550
--------------------------------------------------------------------------------
New Era of Networks, Inc.(1)                                     200       8,800
--------------------------------------------------------------------------------
Phoenix International Ltd.(1)                                  1,000      14,750
--------------------------------------------------------------------------------
Segue Software, Inc.(1)                                          500      10,125
--------------------------------------------------------------------------------
Software AG Systems, Inc.(1)                                     600      10,875
--------------------------------------------------------------------------------
SPR, Inc.(1)                                                   1,000      17,250
--------------------------------------------------------------------------------
Visio Corp.(1)                                                   200       7,313
                                                                        --------
                                                                         169,014
--------------------------------------------------------------------------------
COMMUNICATIONS EQUIPMENT - 0.7%
Pittway Corp., Cl. A                                             200       6,613
--------------------------------------------------------------------------------
TOTAL INVESTMENTS, AT VALUE (COST $739,885)                     85.0%    844,856
--------------------------------------------------------------------------------
OTHER ASSETS NET OF LIABILITIES                                 15.0     149,448
                                                              -------   --------
NET ASSETS                                                     100.0%   $994,304
                                                              -------   --------
                                                              -------   --------

1. Non-income producing security.

See accompanying Notes to Financial Statements.

OPPENHEIMER VARIABLE ACCOUNT FUNDS
STATEMENTS OF ASSETS AND LIABILITIES
DECEMBER 31, 1998

                                                                                          OPPENHEIMER
                                          OPPENHEIMER     OPPENHEIMER     OPPENHEIMER     AGGRESSIVE        OPPENHEIMER
                                          MONEY           HIGH INCOME     BOND            GROWTH            GROWTH
                                          FUND            FUND            FUND            FUND              FUND
-------------------------------------------------------------------------------------------------------------------------
ASSETS
Investments, at value (cost *)
(including repurchase agreements **) -
see accompanying statements               $ 151,269,014   $ 320,913,385   $ 688,013,848   $ 1,079,562,636   $ 767,477,940
-------------------------------------------------------------------------------------------------------------------------
Unrealized appreciation on forward
foreign currency exchange contracts -
see applicable note                                  --          50,410              --                --              --
-------------------------------------------------------------------------------------------------------------------------
Cash                                            152,071       1,918,277         178,353            96,737         119,623
-------------------------------------------------------------------------------------------------------------------------
Receivables:
Dividends, interest and principal
paydowns                                        445,414       6,408,876       8,526,057           226,583         298,939
Daily variation on futures contracts -
see applicable note                                  --           7,650           2,108                --              --
Shares of beneficial interest sold              638,924         226,088       1,613,778           748,053       3,312,716
Investments sold                                     --       1,426,850       5,246,858         1,182,183         469,735
-------------------------------------------------------------------------------------------------------------------------
Other                                             5,225           6,817           9,388            11,926           9,025
                                          -------------   -------------   -------------   ---------------   -------------
Total assets                                152,510,648     330,958,353     703,590,390     1,081,828,118     771,687,978
-------------------------------------------------------------------------------------------------------------------------
LIABILITIES
Options written, at value (premiums
received ***) - see accompanying
statements and notes                                 --              --              --            32,775              --
-------------------------------------------------------------------------------------------------------------------------
Unrealized depreciation on forward
foreign exchange contracts - see
applicable note                                      --           2,014          14,916                --              --
-------------------------------------------------------------------------------------------------------------------------
Payables and other liabilities:
Dividends                                       285,552              --              --                --              --
Custodian fees                                    1,969           9,396          11,345            12,130           8,092
Registration and filing fees                      9,020          14,555          32,077            30,980          52,813
Shareholder reports                              21,635          41,202          58,125            74,868          49,376
Legal and auditing fees                           8,787          14,151          14,192            18,160          13,773
Investments purchased (including those
purchased on a when-issued basis****) -
see applicable note                                  --              --      47,434,432                --              --
Shares of beneficial interest redeemed          380,917       2,311,170         392,473         3,694,484       3,010,700
Transfer and shareholder servicing agent
fees                                              2,905           2,317           2,303             2,905           2,483
Other                                             1,063             891          87,828             1,656           1,045
                                          -------------   -------------   -------------   ---------------   -------------
Total liabilities                               711,848       2,395,696      48,047,691         3,867,958       3,138,282
-------------------------------------------------------------------------------------------------------------------------
NET ASSETS                                $ 151,798,800   $ 328,562,657   $ 655,542,699   $ 1,077,960,160   $ 768,549,696
                                          -------------   -------------   -------------   ---------------   -------------
                                          -------------   -------------   -------------   ---------------   -------------
-------------------------------------------------------------------------------------------------------------------------
COMPOSITIONS OF NET ASSETS
Paid-in capital                           $ 151,805,834   $ 323,273,405   $ 616,406,705   $   797,996,718   $ 542,115,494
-------------------------------------------------------------------------------------------------------------------------
Undistributed (overdistributed) net
investment income                                11,314      23,046,774      30,079,292                --       2,959,139
-------------------------------------------------------------------------------------------------------------------------
Accumulated net realized gain (loss)
from investments and foreign currency
transactions                                    (18,348)     (4,290,927)      2,718,207       (70,261,463)     32,291,665
-------------------------------------------------------------------------------------------------------------------------
Net unrealized appreciation
(depreciation) on investments and
translation of assets and liabilities
denominated in foreign currencies                    --     (13,466,595)      6,338,495       350,224,905     191,183,398
                                          -------------   -------------   -------------   ---------------   -------------
Net Assets                                $ 151,798,800   $ 328,562,657   $ 655,542,699   $ 1,077,960,160   $ 768,549,696
                                          -------------   -------------   -------------   ---------------   -------------
                                          -------------   -------------   -------------   ---------------   -------------
-------------------------------------------------------------------------------------------------------------------------
SHARES OF BENEFICIAL INTEREST
OUTSTANDING                                 151,805,855      29,806,919      53,210,003        24,043,802      20,956,201
-------------------------------------------------------------------------------------------------------------------------
NET ASSETS VALUE, REDEMPTION PRICE AND
OFFERING PRICE PER SHARE                  $        1.00   $       11.02   $       12.32   $         44.83   $       36.67
* Cost                                    $ 151,269,014   $ 334,412,099   $ 681,813,086   $   729,339,720   $ 576,294,542
** Repurchase agreements                  $   1,800,000   $   5,100,000   $   2,600,000   $   112,500,000   $  64,400,000
*** Premiums received                     $          --   $          --   $          --   $        34,764   $          --
**** When-issued                          $          --   $          --   $  47,434,432   $            --   $          --

See accompanying Notes to Financial Statements.

OPPENHEIMER VARIABLE ACCOUNT FUNDS
STATEMENTS OF ASSETS AND LIABILITIES
DECEMBER 31, 1998 (CONTINUED)

                                          OPPENHEIMER     OPPENHEIMER       OPPENHEIMER     OPPENHEIMER     OPPENHEIMER
                                          MULTIPLE        GLOBAL            STRATEGIC       GROWTH &        SMALL CAP
                                          STRATEGIES      SECURITIES        BOND            INCOME          GROWTH
                                          FUND            FUND              FUND            FUND            FUND
------------------------------------------------------------------------------------------------------------------------
ASSETS
Investments, at value (cost *)
(including repurchase agreements **) -
see accompanying statements               $ 623,885,456   $ 1,146,157,977   $ 273,522,777   $ 308,317,926     $  844,856
------------------------------------------------------------------------------------------------------------------------
Unrealized appreciation on forward
foreign currency exchange contracts -
see applicable note                                  --            26,055          26,339              --             --
------------------------------------------------------------------------------------------------------------------------
Cash                                            147,269           153,505         495,588         218,017        129,322
------------------------------------------------------------------------------------------------------------------------
Receivables:
Dividends, interest and principal
paydowns                                      5,139,170         1,288,216       5,003,192         357,509             41
Daily variation on futures contracts -
see applicable note                                  --                --              --              --             --
Shares of beneficial interest sold               17,862           245,965         213,947         640,011         18,955
Investments sold                                 33,387           129,251          84,219              --             --
------------------------------------------------------------------------------------------------------------------------
Other                                             8,967            12,495           6,534           5,528          1,514
                                          -------------   ---------------   -------------   -------------   ------------
Total assets                                629,232,111     1,148,013,464     279,352,596     309,538,991        994,688
------------------------------------------------------------------------------------------------------------------------
LIABILITIES
Options written, at value (premiums
received ***) - see accompanying
statements and notes                          5,740,750                --          16,045         967,781             --
------------------------------------------------------------------------------------------------------------------------
Unrealized depreciation on forward
foreign exchange contracts - see
applicable note                                      --             1,403          47,561              --             --
------------------------------------------------------------------------------------------------------------------------
Payables and other liabilities:
Dividends                                            --                --              --              --             --
Custodian fees                                   20,840           145,007          11,736             757             --
Registration and filing fees                         --            39,978          19,675          43,438            255
Shareholder reports                              60,011            75,114          29,632          22,221             --
Legal and auditing fees                          17,461            18,232          11,708           9,836             --
Investments purchased (including those
purchased on a when-issued basis****) -
see applicable note                             362,598        10,966,196              --           4,100             --
Shares of beneficial interest redeemed          695,060         1,735,012          11,646         133,103              7
Transfer and shareholder servicing agent
fees                                              2,062             1,832           2,496           3,122             --
Other                                                28             1,556           1,701           1,319            122
                                          -------------   ---------------   -------------   -------------   ------------
Total liabilities                             6,898,810        12,984,330         152,200       1,185,677            384
------------------------------------------------------------------------------------------------------------------------
NET ASSETS                                $ 622,333,301   $ 1,135,029,134   $ 279,200,396   $ 308,353,314     $  994,304
                                          -------------   ---------------   -------------   -------------   ------------
                                          -------------   ---------------   -------------   -------------   ------------
------------------------------------------------------------------------------------------------------------------------
COMPOSITIONS OF NET ASSETS
Paid-in capital                           $ 490,829,556   $   885,257,467   $ 274,895,218   $ 284,367,574     $  934,634
------------------------------------------------------------------------------------------------------------------------
Undistributed (overdistributed) net
investment income                            20,748,181        11,592,206      15,570,425       1,425,924             --
------------------------------------------------------------------------------------------------------------------------
Accumulated net realized gain (loss)
from investments and foreign currency
transactions                                 29,244,260        35,108,448      (2,352,642)     (2,028,281)       (45,301)
------------------------------------------------------------------------------------------------------------------------
Net unrealized appreciation
(depreciation) on investments and
translation of assets and liabilities
denominated in foreign currencies            81,511,304       203,071,013      (8,912,605)     24,588,097        104,971
                                          -------------   ---------------   -------------   -------------   ------------
Net Assets                                $ 622,333,301   $ 1,135,029,134   $ 279,200,396   $ 308,353,314     $  994,304
                                          -------------   ---------------   -------------   -------------   ------------
                                          -------------   ---------------   -------------   -------------   ------------
------------------------------------------------------------------------------------------------------------------------
SHARES OF BENEFICIAL INTEREST
OUTSTANDING                                  36,497,549        51,429,193      54,569,819      15,054,704        103,531
------------------------------------------------------------------------------------------------------------------------
NET ASSETS VALUE, REDEMPTION PRICE AND
OFFERING PRICE PER SHARE                  $       17.05   $         22.07   $        5.12   $       20.48     $     9.60
* Cost                                    $ 538,342,432   $   943,081,348   $ 282,454,523   $ 283,373,782     $  739,885
** Repurchase agreements                  $  63,000,000   $    27,900,000   $   6,200,000   $          --     $       --
*** Premiums received                     $   1,686,387   $            --   $      25,235   $     611,733     $       --
**** When-issued                          $          --   $            --   $          --   $          --     $       --

See accompanying Notes to Financial Statements.

OPPENHEIMER VARIABLE ACCOUNT FUNDS
STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 1998

                                                                                         OPPENHEIMER
                                          OPPENHEIMER    OPPENHEIMER     OPPENHEIMER     AGGRESSIVE      OPPENHEIMER
                                          MONEY          HIGH INCOME     BOND            GROWTH          GROWTH
                                          FUND           FUND            FUND            FUND            FUND
----------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
Interest (net of withholding taxes of *)   $ 7,738,972   $  28,358,859   $  41,073,653   $   3,823,383   $   4,035,121
----------------------------------------------------------------------------------------------------------------------
Dividends (net of withholding taxes of
**)                                                 --       2,076,307         284,719       1,800,986       3,555,637
                                          ------------   -------------   -------------   -------------   -------------
Total income                                 7,738,972      30,435,166      41,358,372       5,624,369       7,590,758
----------------------------------------------------------------------------------------------------------------------
EXPENSES
Custodian fees and expenses                     11,399             212           5,407          37,397          21,434
----------------------------------------------------------------------------------------------------------------------
Legal and auditing fees                         11,188          17,697          18,655          24,922          18,225
----------------------------------------------------------------------------------------------------------------------
Insurance expenses                               3,435           5,148           4,274           7,901           5,339
----------------------------------------------------------------------------------------------------------------------
Trustees' fees and expenses                      2,679           4,059           4,107           5,071           2,422
----------------------------------------------------------------------------------------------------------------------
Registration and filing fees                     6,981          14,562          31,923          31,640          52,918
----------------------------------------------------------------------------------------------------------------------
Shareholder reports                             29,826          64,833          67,408         108,886          77,895
----------------------------------------------------------------------------------------------------------------------
Management fees - see applicable note          619,030       2,383,008       4,218,231       6,564,650       4,369,487
----------------------------------------------------------------------------------------------------------------------
Transfer and shareholder servicing agent
fees - see applicable note                       1,941           4,140           4,074           3,734           4,161
----------------------------------------------------------------------------------------------------------------------
Other                                            2,461          12,124           3,259           2,753           2,628
                                          ------------   -------------   -------------   -------------   -------------
Total expenses                                 688,940       2,505,783       4,357,338       6,786,954       4,554,509
----------------------------------------------------------------------------------------------------------------------
NET INVESTMENT INCOME (LOSS)                 7,050,032      27,929,383      37,001,034      (1,162,585)      3,036,249
----------------------------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Investments                                      9,101      (1,534,125)      6,485,338     (67,129,354)     32,505,999
Closing of futures contracts                        --      (1,309,724)     (1,285,982)             --              --
Closing and expiration of options
written                                             --         (34,656)             --          18,579              --
Foreign currency transactions                       --         (10,862)        340,635         (14,239)          1,951
----------------------------------------------------------------------------------------------------------------------
Net change in unrealized appreciation or
depreciation on:
Investments                                         --     (24,533,407)     (4,833,663)    182,808,457      99,910,949
Translation of assets and liabilities
denominated in foreign currencies                   --         407,939        (369,485)        676,163          22,616
                                          ------------   -------------   -------------   -------------   -------------
Net realized and unrealized gain (loss)          9,101     (27,014,835)        336,843     116,359,606     132,441,515
----------------------------------------------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS RESULTING
FROM OPERATIONS                            $ 7,059,133   $     914,548   $  37,337,877   $ 115,197,021   $ 135,477,764
                                          ------------   -------------   -------------   -------------   -------------
                                          ------------   -------------   -------------   -------------   -------------
* Withholding taxes - interest             $        --   $          --   $      11,251   $          --   $          --
** Withholding taxes - dividends           $        --   $          --   $          --   $         926   $      23,758

1. For the period from May 1, 1998 (commencement of operations) to December 31, 1998.

See accompanying Notes to Financial Statements.

OPPENHEIMER VARIABLE ACCOUNT FUNDS
STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 1998 (CONTINUED)

                                          OPPENHEIMER    OPPENHEIMER     OPPENHEIMER     OPPENHEIMER    OPPENHEIMER
                                          MULTIPLE       GLOBAL          STRATEGIC       GROWTH &       SMALL CAP
                                          STRATEGIES     SECURITIES      BOND            INCOME         GROWTH
                                          FUND           FUND            FUND            FUND           FUND(1)
--------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
Interest (net of withholding taxes of *)  $ 25,898,105   $   8,710,561   $  21,709,341   $    913,537     $       60
--------------------------------------------------------------------------------------------------------------------
Dividends (net of withholding taxes of
**)                                          4,857,228      11,995,300         751,928      2,688,093            173
                                          ------------   -------------   -------------   ------------   ------------
Total income                                30,755,333      20,705,861      22,461,269      3,601,630            233
--------------------------------------------------------------------------------------------------------------------
EXPENSES
Custodian fees and expenses                    110,088         434,535          40,476         14,729             --
--------------------------------------------------------------------------------------------------------------------
Legal and auditing fees                         25,143          29,358          14,398         15,399             --
--------------------------------------------------------------------------------------------------------------------
Insurance expenses                               6,777           7,867           4,008          4,440             --
--------------------------------------------------------------------------------------------------------------------
Trustees' fees and expenses                      9,595           4,854           1,185          2,501             --
--------------------------------------------------------------------------------------------------------------------
Registration and filing fees                        --          39,654          19,916         43,581            255
--------------------------------------------------------------------------------------------------------------------
Shareholder reports                             97,293         124,964          40,101         26,194             --
--------------------------------------------------------------------------------------------------------------------
Management fees - see applicable note        4,584,184       7,167,836       1,860,227      1,742,253          2,219
--------------------------------------------------------------------------------------------------------------------
Transfer and shareholder servicing agent
fees - see applicable note                       3,476           3,656           4,078          4,790             --
--------------------------------------------------------------------------------------------------------------------
Other                                            7,682           6,003          25,063          3,135             98
                                          ------------   -------------   -------------   ------------   ------------
Total expenses                               4,844,238       7,818,727       2,009,452      1,857,022          2,572
--------------------------------------------------------------------------------------------------------------------
NET INVESTMENT INCOME (LOSS)                25,911,095      12,887,134      20,451,817      1,744,608         (2,339)
--------------------------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Investments                                 28,607,655     111,119,684      (2,977,920)    (2,457,929)       (45,301)
Closing of futures contracts                        --     (61,569,353)      2,898,440             --             --
Closing and expiration of options
written                                      2,262,307              --         (97,776)       434,542             --
Foreign currency transactions               (1,329,735)    (12,587,339)     (2,519,662)        66,152             --
--------------------------------------------------------------------------------------------------------------------
Net change in unrealized appreciation or
depreciation on:
Investments                                (15,359,667)     53,953,288     (12,558,792)     6,284,351        104,971
Translation of assets and liabilities
denominated in foreign currencies             (536,206)     32,506,738       1,082,185         51,446             --
                                          ------------   -------------   -------------   ------------   ------------
Net realized and unrealized gain (loss)     13,644,354     123,423,018     (14,173,525)     4,378,562         59,670
--------------------------------------------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS RESULTING
FROM OPERATIONS                           $ 39,555,449   $ 136,310,152   $   6,278,292   $  6,123,170     $   57,331
                                          ------------   -------------   -------------   ------------   ------------
                                          ------------   -------------   -------------   ------------   ------------
* Withholding taxes - interest            $         --   $          --   $      68,298   $         --     $       --
** Withholding taxes - dividends          $     90,320   $     297,465   $          --   $      5,250     $       --

1. For the period from May 1, 1998 (commencement of operations) to December 31, 1998.

See accompanying Notes to Financial Statements.

OPPENHEIMER VARIABLE ACCOUNT FUNDS
STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED DECEMBER 31, 1998 AND 1997

                                         OPPENHEIMER                     OPPENHEIMER
                                            MONEY                        HIGH INCOME
                                            FUND                            FUND
                                         1998            1997            1998            1997
---------------------------------------------------------------------------------------------
OPERATIONS
Net investment income           $   7,050,032   $   6,934,054   $  27,929,383   $  19,861,042
---------------------------------------------------------------------------------------------
Net realized gain (loss)                9,101           2,232      (2,889,367)      6,265,470
---------------------------------------------------------------------------------------------
Net change in unrealized
appreciation or depreciation               --              --     (24,125,468)         93,210
                                -------------   -------------   -------------   -------------
Net increase in net assets
resulting from operations           7,059,133       6,936,286         914,548      26,219,722
---------------------------------------------------------------------------------------------
DIVIDENDS AND DISTRIBUTIONS TO
SHAREHOLDERS
Dividends from net investment
income                             (7,050,032)     (6,937,040)     (6,694,100)    (18,546,183)
---------------------------------------------------------------------------------------------
Distributions from net
realized gain                              --              --      (8,113,249)       (138,778)
---------------------------------------------------------------------------------------------
BENEFICIAL INTEREST
TRANSACTIONS
Net increase (decrease) in net
assets resulting from
beneficial interest
transactions - see applicable
note                               25,007,317      (2,935,384)     51,132,667      92,494,657
---------------------------------------------------------------------------------------------
NET ASSETS
Total increase (decrease)          25,016,418      (2,936,138)     37,239,866     100,029,418
---------------------------------------------------------------------------------------------
Beginning of period               126,782,382     129,718,520     291,322,791     191,293,373
                                -------------   -------------   -------------   -------------
End of period                   $ 151,798,800   $ 126,782,382   $ 328,562,657   $ 291,322,791
                                -------------   -------------   -------------   -------------
                                -------------   -------------   -------------   -------------
Undistributed
(overdistributed) net
investment income               $          --   $          --   $  23,046,774   $   1,776,867

                                                                          OPPENHEIMER
                                         OPPENHEIMER                      AGGRESSIVE
                                            BOND                            GROWTH
                                            FUND                             FUND
                                         1998            1997              1998            1997
-----------------------------------------------------------------------------------------------
OPERATIONS
Net investment income           $  37,001,034   $  30,219,733   $    (1,162,585)  $   2,349,366
-----------------------------------------------------------------------------------------------
Net realized gain (loss)            5,539,991       4,038,585       (67,125,014)     21,293,313
-----------------------------------------------------------------------------------------------
Net change in unrealized
appreciation or depreciation       (5,203,148)      6,440,140       183,484,620      61,517,825
                                -------------   -------------   ---------------   -------------
Net increase in net assets
resulting from operations          37,337,877      40,698,458       115,197,021      85,160,504
-----------------------------------------------------------------------------------------------
DIVIDENDS AND DISTRIBUTIONS TO
SHAREHOLDERS
Dividends from net investment
income                             (9,009,958)    (27,908,616)       (2,267,793)     (1,547,409)
-----------------------------------------------------------------------------------------------
Distributions from net
realized gain                      (8,154,014)     (1,447,022)      (23,288,487)    (30,466,762)
-----------------------------------------------------------------------------------------------
BENEFICIAL INTEREST
TRANSACTIONS
Net increase (decrease) in net
assets resulting from
beneficial interest
transactions - see applicable
note                              115,290,766      82,296,263       110,511,946     207,268,868
-----------------------------------------------------------------------------------------------
NET ASSETS
Total increase (decrease)         135,464,671      93,639,083       200,152,687     260,415,201
-----------------------------------------------------------------------------------------------
Beginning of period               520,078,028     426,438,945       877,807,473     617,392,272
                                -------------   -------------   ---------------   -------------
End of period                   $ 655,542,699   $ 520,078,028   $ 1,077,960,160   $ 877,807,473
                                -------------   -------------   ---------------   -------------
                                -------------   -------------   ---------------   -------------
Undistributed
(overdistributed) net
investment income               $  30,079,292   $   1,857,027   $            --   $   2,236,363

See accompanying Notes to Financial Statements.

OPPENHEIMER VARIABLE ACCOUNT FUNDS
STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED DECEMBER 31, 1998 AND 1997 (CONTINUED)

                                                                         OPPENHEIMER                      OPPENHEIMER
                                         OPPENHEIMER                      MULTIPLE                          GLOBAL
                                           GROWTH                        STRATEGIES                       SECURITIES
                                            FUND                            FUND                             FUND
                                         1998            1997            1998            1997              1998            1997
-------------------------------------------------------------------------------------------------------------------------------
OPERATIONS
Net investment income           $   3,036,249   $   3,966,775   $  25,911,095   $  21,778,851   $    12,887,134   $  12,143,675
-------------------------------------------------------------------------------------------------------------------------------
Net realized gain (loss)           32,507,950      47,435,793      29,540,227      34,197,105        36,962,992     103,718,556
-------------------------------------------------------------------------------------------------------------------------------
Net change in unrealized
appreciation or depreciation       99,933,565      34,194,334     (15,895,873)     32,455,612        86,460,026      33,657,002
                                -------------   -------------   -------------   -------------   ---------------   -------------
Net increase in net assets
resulting from operations         135,477,764      85,596,902      39,555,449      88,431,568       136,310,152     149,519,233
-------------------------------------------------------------------------------------------------------------------------------
DIVIDENDS AND DISTRIBUTIONS TO
SHAREHOLDERS
Dividends from net investment
income                             (3,939,379)     (1,639,463)     (5,964,037)    (21,242,764)      (21,307,082)     (8,181,958)
-------------------------------------------------------------------------------------------------------------------------------
Distributions from net
realized gain                     (47,530,889)    (17,220,011)    (34,591,414)    (18,354,349)      (80,203,951)             --
-------------------------------------------------------------------------------------------------------------------------------
BENEFICIAL INTEREST
TRANSACTIONS
Net increase (decrease) in net
assets resulting from
beneficial interest
transactions - see applicable
note                              190,636,226     141,248,396     (14,211,527)    104,424,895       141,119,795     235,692,756
-------------------------------------------------------------------------------------------------------------------------------
NET ASSETS
Total increase (decrease)         274,643,722     207,985,824     (15,211,529)    153,259,350       175,918,914     377,030,031
-------------------------------------------------------------------------------------------------------------------------------
Beginning of period               493,905,974     285,920,150     637,544,830     484,285,480       959,110,220     582,080,189
                                -------------   -------------   -------------   -------------   ---------------   -------------
End of period                   $ 768,549,696   $ 493,905,974   $ 622,333,301   $ 637,544,830   $ 1,135,029,134   $ 959,110,220
                                -------------   -------------   -------------   -------------   ---------------   -------------
                                -------------   -------------   -------------   -------------   ---------------   -------------
Undistributed
(overdistributed) net
investment income               $   2,959,139   $   3,896,959   $  20,748,181   $   1,264,870   $    11,592,206   $  18,148,506

                                         OPPENHEIMER                     OPPENHEIMER            OPPENHEIMER
                                          STRATEGIC                       GROWTH &               SMALL CAP
                                            BOND                           INCOME                  GROWTH
                                            FUND                            FUND                  FUND(1)
                                         1998            1997            1998            1997           1998
------------------------------------------------------------------------------------------------------------
OPERATIONS
Net investment income           $  20,451,817   $  13,156,048   $   1,744,608   $   1,094,913     $   (2,339)
------------------------------------------------------------------------------------------------------------
Net realized gain (loss)           (2,696,918)        894,858      (1,957,235)      9,837,467        (45,301)
------------------------------------------------------------------------------------------------------------
Net change in unrealized
appreciation or depreciation      (11,476,607)       (441,401)      6,335,797      15,049,196        104,971
                                -------------   -------------   -------------   -------------   ------------
Net increase in net assets
resulting from operations           6,278,292      13,609,505       6,123,170      25,981,576         57,331
------------------------------------------------------------------------------------------------------------
DIVIDENDS AND DISTRIBUTIONS TO
SHAREHOLDERS
Dividends from net investment
income                             (3,974,494)    (12,654,390)       (449,201)       (976,438)            --
------------------------------------------------------------------------------------------------------------
Distributions from net
realized gain                      (2,561,341)       (207,080)     (9,891,403)     (2,670,354)            --
------------------------------------------------------------------------------------------------------------
BENEFICIAL INTEREST
TRANSACTIONS
Net increase (decrease) in net
assets resulting from
beneficial interest
transactions - see applicable
note                               71,618,535      88,374,959     157,202,998      86,023,722        936,973
------------------------------------------------------------------------------------------------------------
NET ASSETS
Total increase (decrease)          71,360,992      89,122,994     152,985,564     108,358,506        994,304
------------------------------------------------------------------------------------------------------------
Beginning of period               207,839,404     118,716,410     155,367,750      47,009,244             --
                                -------------   -------------   -------------   -------------   ------------
End of period                   $ 279,200,396   $ 207,839,404   $ 308,353,314   $ 155,367,750     $  994,304
                                -------------   -------------   -------------   -------------   ------------
                                -------------   -------------   -------------   -------------   ------------
Undistributed
(overdistributed) net
investment income               $  15,570,425   $     885,276   $   1,425,924   $     130,085     $       --

1. For the period from May 1, 1998 (commencement of operations) to December 31, 1998.

See accompanying Notes to Financial Statements.

OPPENHEIMER VARIABLE ACCOUNT FUNDS - OPPENHEIMER MONEY FUND
FINANCIAL HIGHLIGHTS

                                                    YEAR ENDED DECEMBER 31,
                                      ----------------------------------------------------
                                      1998       1997       1996       1995       1994
------------------------------------------------------------------------------------------
PER SHARE OPERATING DATA
Net asset value, beginning of
period                                   $1.00      $1.00      $1.00      $1.00      $1.00
------------------------------------------------------------------------------------------
Income from investment operations -
net investment income and net
realized gain                              .05        .05        .05        .06        .04
Dividends and distributions to
shareholders                              (.05)      (.05)      (.05)      (.06)      (.04)
------------------------------------------------------------------------------------------
Net asset value, end of period           $1.00      $1.00      $1.00      $1.00      $1.00
                                      --------   --------   --------   --------   --------
                                      --------   --------   --------   --------   --------
------------------------------------------------------------------------------------------
TOTAL RETURN(1)                           5.25%      5.31%      5.13%      5.62%      4.25%
------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in
thousands)                            $151,799   $126,782   $129,719    $65,386    $89,671
------------------------------------------------------------------------------------------
Average net assets (in thousands)     $137,633   $133,707    $99,263    $75,136    $90,264
------------------------------------------------------------------------------------------
Ratios to average net assets:
Net investment income                     5.12%      5.19%      5.01%      5.52%      4.18%
Expenses                                  0.50%      0.48%      0.49%      0.51%      0.43%

1. Assumes a hypothetical initial investment on the business day before the first day of the fiscal period, with all dividends reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods of less than one full year. Total returns reflect changes in net investment income only. Total return information does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown.

See accompanying Notes to Financial Statements.

OPPENHEIMER VARIABLE ACCOUNT FUNDS - OPPENHEIMER HIGH INCOME FUND
FINANCIAL HIGHLIGHTS

                                                  YEAR ENDED DECEMBER 31,
                                ------------------------------------------------------------
                                1998         1997         1996         1995         1994
--------------------------------------------------------------------------------------------
PER SHARE OPERATING DATA
Net asset value, beginning of
period                            $11.52       $11.13       $10.63       $ 9.79       $11.02
--------------------------------------------------------------------------------------------
Income (loss) from investment
operations:
Net investment income                .95          .94          .97          .98          .94
Net realized and unrealized
gain (loss)                         (.90)         .37          .58          .94        (1.27)
--------------------------------------------------------------------------------------------
Total income (loss) from
investment operations                .05         1.31         1.55         1.92         (.33)
--------------------------------------------------------------------------------------------
Dividends and distributions to
shareholders:
Dividends from net investment
income                              (.25)        (.91)       (1.05)       (1.08)        (.66)
Distributions from net
realized gain                       (.30)        (.01)          --           --         (.24)
--------------------------------------------------------------------------------------------
Total dividends and
distributions to shareholders       (.55)        (.92)       (1.05)       (1.08)        (.90)
--------------------------------------------------------------------------------------------
Net asset value, end of period    $11.02       $11.52       $11.13       $10.63       $ 9.79
                                --------     --------     --------     --------     --------
                                --------     --------     --------     --------     --------
--------------------------------------------------------------------------------------------
TOTAL RETURN, AT NET ASSET
VALUE(1)                            0.31%       12.21%       15.26%       20.37%       (3.18)%
--------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in
thousands)                      $328,563     $291,323     $191,293     $133,451     $ 95,698
--------------------------------------------------------------------------------------------
Average net assets (in
thousands)                      $322,748     $223,617     $157,203     $115,600     $101,096
--------------------------------------------------------------------------------------------
Ratios to average net assets:
Net investment income               8.65%        8.88%        9.18%        9.81%        9.15%
Expenses                            0.78%        0.82%        0.81%        0.81%        0.67%
--------------------------------------------------------------------------------------------
Portfolio turnover rate(2)         161.4%       167.6%       125.0%       107.1%       110.1%

1. Assumes a hypothetical initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods of less than one full year. Total return information does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown.

2. The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation. Purchases and sales of investment securities (excluding short-term securities) for the period ended December 31, 1998 were $537,018,561 and $428,828,226, respectively.

See accompanying Notes to Financial Statements.

OPPENHEIMER VARIABLE ACCOUNT FUNDS - OPPENHEIMER BOND FUND
FINANCIAL HIGHLIGHTS

                                               YEAR ENDED DECEMBER 31,
                                      ------------------------------------------
                                      1998     1997     1996     1995     1994
--------------------------------------------------------------------------------
PER SHARE OPERATING DATA
Net asset value, beginning of
period                                $11.91   $11.63   $11.84   $10.78   $11.65
--------------------------------------------------------------------------------
Income (loss) from investment
operations:
Net investment income                    .72      .76      .69      .72      .76
Net realized and unrealized gain
(loss)                                   .07      .28     (.15)    1.07     (.98)
--------------------------------------------------------------------------------
Total income (loss) from investment
operations                               .79     1.04      .54     1.79     (.22)
--------------------------------------------------------------------------------
Dividends and distributions to
shareholders:
Dividends from net investment
income                                  (.20)    (.72)    (.74)    (.73)    (.62)
Distributions from net realized
gain                                    (.18)    (.04)    (.01)      --     (.03)
--------------------------------------------------------------------------------
Total dividends and distributions
to shareholders                         (.38)    (.76)    (.75)    (.73)    (.65)
--------------------------------------------------------------------------------
Net asset value, end of period        $12.32   $11.91   $11.63   $11.84   $10.78
                                      ------   ------   ------   ------   ------
                                      ------   ------   ------   ------   ------
--------------------------------------------------------------------------------
TOTAL RETURN, AT NET ASSET VALUE(1)     6.80%    9.25%    4.80%   17.00%   (1.94)%
--------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in
thousands)                            $655,543 $520,078 $426,439 $211,232 $135,067
--------------------------------------------------------------------------------
Average net assets (in thousands)     $586,242 $449,760 $296,253 $170,929 $121,884
--------------------------------------------------------------------------------
Ratios to average net assets:
Net investment income                   6.31%    6.72%    6.72%    6.91%    7.30%
Expenses                                0.74%    0.78%    0.78%    0.80%    0.57%
--------------------------------------------------------------------------------
Portfolio turnover rate(2)              75.8%   116.9%    82.3%    79.4%    35.1%

1. Assumes a hypothetical initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods of less than one full year. Total return information does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown.

2. The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation. Purchases and sales of investment securities (excluding short-term securities) for the period ended December 31, 1998 were $523,613,491 and $403,166,088, respectively.

See accompanying Notes to Financial Statements.

OPPENHEIMER VARIABLE ACCOUNT FUNDS - OPPENHEIMER AGGRESSIVE GROWTH FUND FINANCIAL HIGHLIGHTS

                                                                                 YEAR ENDED DECEMBER 31,
                                                              --------------------------------------------------------------
                                                              1998         1997         1996         1995         1994
----------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING DATA
Net asset value, beginning of period                              $40.96       $38.71       $34.21       $25.95       $31.64
----------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income                                               (.05)         .10          .09          .11          .10
Net realized and unrealized gain (loss)                             5.09         4.01         6.59         8.29        (2.22)
----------------------------------------------------------------------------------------------------------------------------
Total income (loss) from investment operations                      5.04         4.11         6.68         8.40        (2.12)
----------------------------------------------------------------------------------------------------------------------------
Dividends and distributions to shareholders:
Dividends from net investment income                                (.10)        (.09)        (.11)        (.09)        (.04)
Distributions from net realized gain                               (1.07)       (1.77)       (2.07)        (.05)       (3.53)
----------------------------------------------------------------------------------------------------------------------------
Total dividends and distributions to shareholders                  (1.17)       (1.86)       (2.18)        (.14)       (3.57)
----------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                    $44.83       $40.96       $38.71       $34.21       $25.95
                                                              ----------   ----------   ----------   ----------   ----------
                                                              ----------   ----------   ----------   ----------   ----------
----------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN, AT NET ASSET VALUE(1)                                12.36%       11.67%       20.22%       32.52%       (7.59)%
----------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in thousands)                      $1,077,960   $  877,807   $  617,392   $  325,404   $  185,774
----------------------------------------------------------------------------------------------------------------------------
Average net assets (in thousands)                             $  954,848   $  753,852   $  467,080   $  240,730   $  153,832
----------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets:
Net investment income (loss)                                       (0.12)%       0.31%        0.32%        0.47%        0.50%
Expenses                                                            0.71%        0.73%        0.75%        0.78%        0.57%
----------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate(2)                                          79.8%        87.6%       100.1%       125.5%        96.5%

1. Assumes a hypothetical initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods of less than one full year. Total return information does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown.

2. The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation. Purchases and sales of investment securities (excluding short-term securities) for the period ended December 31, 1998 were $781,979,929 and $705,990,510, respectively.

See accompanying Notes to Financial Statements.

OPPENHEIMER VARIABLE ACCOUNT FUNDS - OPPENHEIMER GROWTH FUND
FINANCIAL HIGHLIGHTS

                                                                            YEAR ENDED DECEMBER 31,
                                                    -----------------------------------------------------------------------
                                                    1998          1997          1996              1995          1994
---------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING DATA
Net asset value, beginning of period                     $32.44        $27.24          $23.55          $17.68        $17.70
---------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income                                       .13           .25             .15             .25           .22
Net realized and unrealized gain (loss)                    7.28          6.62            5.46            6.10          (.05)
---------------------------------------------------------------------------------------------------------------------------
Total income from investment operations                    7.41          6.87            5.61            6.35           .17
---------------------------------------------------------------------------------------------------------------------------
Dividends and distributions to shareholders:
Dividends from net investment income                       (.24)         (.15)           (.25)           (.22)         (.15)
Distributions from net realized gain                      (2.94)        (1.52)          (1.67)           (.26)         (.04)
---------------------------------------------------------------------------------------------------------------------------
Total dividends and distributions to shareholders         (3.18)        (1.67)          (1.92)           (.48)         (.19)
---------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                           $36.67        $32.44          $27.24          $23.55        $17.68
                                                    -----------   -----------          ------     -----------   -----------
                                                    -----------   -----------          ------     -----------   -----------
---------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN, AT NET ASSET VALUE(1)                       24.00%        26.68%          25.20%          36.65%         0.97%
---------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in thousands)               $768,550      $493,906        $285,920        $117,710       $63,283
---------------------------------------------------------------------------------------------------------------------------
Average net assets (in thousands)                      $609,246      $390,447        $152,466        $ 88,803       $59,953
---------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets:
Net investment income                                      0.50%         1.02%           1.08%           1.46%         1.38%
Expenses                                                   0.75%         0.75%           0.81%(2)        0.79%         0.58%
---------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate(3)                                 55.7%         66.0%           65.4%           58.2%         53.8%

1. Assumes a hypothetical initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods of less than one full year. Total return information does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown.

2. The expense ratio was 0.79% net of the voluntary reimbursement by the Manager.

3. The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation. Purchases and sales of investment securities (excluding short-term securities) for the period ended December 31, 1998 were $478,348,867 and $297,133,286, respectively.

See accompanying Notes to Financial Statements.

OPPENHEIMER VARIABLE ACCOUNT FUNDS - OPPENHEIMER MULTIPLE STRATEGIES FUND FINANCIAL HIGHLIGHTS

                                                                                 YEAR ENDED DECEMBER 31,
                                                              --------------------------------------------------------------
                                                              1998         1997         1996         1995         1994
----------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING DATA
Net asset value, beginning of period                              $17.01       $15.63       $14.55       $12.91       $13.88
----------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income                                                .71          .62          .72          .66          .63
Net realized and unrealized gain (loss)                              .42         1.95         1.45         2.00         (.90)
----------------------------------------------------------------------------------------------------------------------------
Total income (loss) from investment operations                      1.13         2.57         2.17         2.66         (.27)
----------------------------------------------------------------------------------------------------------------------------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS:
Dividends from net investment income                                (.16)        (.61)        (.74)        (.65)        (.60)
Distributions from net realized gain                                (.93)        (.58)        (.35)        (.37)        (.10)
----------------------------------------------------------------------------------------------------------------------------
Total dividends and distributions to shareholders                  (1.09)       (1.19)       (1.09)       (1.02)        (.70)
----------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                    $17.05       $17.01       $15.63       $14.55       $12.91
                                                              ----------   ----------   ----------   ----------   ----------
                                                              ----------   ----------   ----------   ----------   ----------
----------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN, AT NET ASSET VALUE(1)                                 6.66%       17.22%       15.50%       21.36%       (1.95)%
----------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in thousands)                        $622,333     $637,545     $484,285     $381,263     $292,067
----------------------------------------------------------------------------------------------------------------------------
Average net assets (in thousands)                               $640,131     $564,369     $428,277     $344,745     $279,949
----------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets:
Net investment income                                               4.05%        3.86%        4.89%        4.81%        4.90%
Expenses                                                            0.76%        0.75%        0.77%        0.77%        0.56%
----------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate(2)                                          42.5%        41.9%        40.3%        39.0%        31.4%

1. Assumes a hypothetical initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods of less than one full year. Total return information does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown.

2. The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation. Purchases and sales of investment securities (excluding short-term securities) for the period ended December 31, 1998 were $235,924,766 and $252,937,156, respectively.

See accompanying Notes to Financial Statements.

OPPENHEIMER VARIABLE ACCOUNT FUNDS - OPPENHEIMER GLOBAL SECURITIES FUND FINANCIAL HIGHLIGHTS

                                                   YEAR ENDED DECEMBER 31,
                                     ----------------------------------------------------
                                     1998       1997       1996       1995       1994
-----------------------------------------------------------------------------------------
PER SHARE OPERATING DATA
Net asset value, beginning of
period                                 $21.37     $17.67     $15.00     $15.09     $16.30
-----------------------------------------------------------------------------------------
Income (loss) from investment
operations:
Net investment income                     .24        .25        .15        .12        .04
Net realized and unrealized gain
(loss)                                   2.64       3.68       2.52        .19       (.96)
-----------------------------------------------------------------------------------------
Total income (loss) from investment
operations                               2.88       3.93       2.67        .31       (.92)
-----------------------------------------------------------------------------------------
Dividends and distributions to
shareholders:
Dividends from net investment
income                                   (.46)      (.23)        --         --       (.04)
Distributions from net realized
gain                                    (1.72)        --         --       (.40)      (.25)
-----------------------------------------------------------------------------------------
Total dividends and distributions
to shareholders                         (2.18)      (.23)        --       (.40)      (.29)
-----------------------------------------------------------------------------------------
Net asset value, end of period       $  22.07   $  21.37   $  17.67   $  15.00   $  15.09
                                     --------   --------   --------   --------   --------
                                     --------   --------   --------   --------   --------
-----------------------------------------------------------------------------------------
TOTAL RETURN, AT NET ASSET VALUE(1)     14.11%     22.42%     17.80%      2.24%     (5.72)%
-----------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in
thousands)                           $1,135,029 $959,110   $582,080   $360,979   $297,842
-----------------------------------------------------------------------------------------
Average net assets (in thousands)    $1,055,123 $802,389   $466,750   $332,336   $214,545
-----------------------------------------------------------------------------------------
Ratios to average net assets:
Net investment income                    1.22%      1.51%      1.09%      0.86%      0.54%
Expenses                                 0.74%      0.76%      0.81%      0.89%      0.91%
-----------------------------------------------------------------------------------------
Portfolio turnover rate(2)               80.9%      67.1%      89.9%     131.3%      70.4%

1. Assumes a hypothetical initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods of less than one full year. Total return information does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown.

2. The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation. Purchases and sales of investment securities (excluding short-term securities) for the period ended December 31, 1998 were $786,354,899 and $769,035,230, respectively.

See accompanying Notes to Financial Statements.

OPPENHEIMER VARIABLE ACCOUNT FUNDS - OPPENHEIMER STRATEGIC BOND FUND FINANCIAL HIGHLIGHTS

                                                                            YEAR ENDED DECEMBER 31,
                                                    ------------------------------------------------------------------------
                                                    1998           1997           1996           1995           1994
----------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING DATA
Net asset value, beginning of period                       $5.12          $5.09          $4.91          $4.60          $5.12
----------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income                                        .39            .39            .38            .38            .35
Net realized and unrealized gain (loss)                     (.24)           .04            .19            .30           (.54)
----------------------------------------------------------------------------------------------------------------------------
Total income (loss) from investment operations               .15            .43            .57            .68           (.19)
----------------------------------------------------------------------------------------------------------------------------
Dividends and distributions to shareholders:
Dividends from net investment income                        (.09)          (.39)          (.39)          (.37)          (.32)
Distributions from net realized gain                        (.06)          (.01)            --             --           (.01)
----------------------------------------------------------------------------------------------------------------------------
Total dividends and distributions to shareholders           (.15)          (.40)          (.39)          (.37)          (.33)
----------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                             $5.12          $5.12          $5.09          $4.91          $4.60
                                                           -----          -----          -----          -----          -----
                                                           -----          -----          -----          -----          -----
----------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN, AT NET ASSET VALUE(1)                         2.90%          8.71%         12.07%         15.33%         (3.78)%
----------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in thousands)                $279,200       $207,839       $118,716        $60,098        $20,320
----------------------------------------------------------------------------------------------------------------------------
Average net assets (in thousands)                       $250,227       $159,934        $82,604        $37,698        $15,389
----------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets:
Net investment income                                       8.17%          8.23%          8.48%          9.32%          8.36%
Expenses                                                    0.80%          0.83%          0.85%          0.85%          0.87%
----------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate(2)                                 133.7%         149.7%         144.3%          87.0%         136.6%

1. Assumes a hypothetical initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods of less than one full year. Total return information does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown.

2. The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation. Purchases and sales of investment securities (excluding short-term securities) for the period ended December 31, 1998 were $358,275,325 and $301,159,735, respectively.

See accompanying Notes to Financial Statements.

OPPENHEIMER VARIABLE ACCOUNT FUNDS - OPPENHEIMER GROWTH & INCOME FUND FINANCIAL HIGHLIGHTS

                                            YEAR ENDED DECEMBER 31,
                                -----------------------------------------------
                                1998         1997         1996         1995(1)
-------------------------------------------------------------------------------
PER SHARE OPERATING DATA
Net asset value, beginning of
period                            $20.58       $16.37       $12.51       $10.00
-------------------------------------------------------------------------------
Income from investment
operations:
Net investment income                .13          .19          .14          .01
Net realized and unrealized
gain                                 .92         4.91         3.91         2.52
-------------------------------------------------------------------------------
Total income from investment
operations                          1.05         5.10         4.05         2.53
-------------------------------------------------------------------------------
Dividends and distributions to
shareholders:
Dividends from net investment
income                              (.05)        (.17)        (.14)        (.02)
Distributions from net
realized gain                      (1.10)        (.72)        (.05)          --
-------------------------------------------------------------------------------
Total dividends and
distributions to shareholders      (1.15)        (.89)        (.19)        (.02)
-------------------------------------------------------------------------------
Net asset value, end of period    $20.48       $20.58       $16.37       $12.51
                                --------     --------     --------     --------
                                --------     --------     --------     --------
-------------------------------------------------------------------------------
TOTAL RETURN, AT NET ASSET
VALUE(2)                            4.70%       32.48%       32.51%       25.25%
-------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in
thousands)                      $308,353     $155,368      $47,009       $4,288
-------------------------------------------------------------------------------
Average net assets (in
thousands)                      $234,306      $94,906      $21,562       $1,809
-------------------------------------------------------------------------------
Ratios to average net assets:
Net investment income               0.74%        1.15%        1.41%        0.50%(3)
Expenses                            0.79%        0.83%        1.00%        2.07%(3)
-------------------------------------------------------------------------------
Portfolio turnover rate(4)          85.7%        78.5%       112.6%        23.7%

1. For the period from July 5, 1995 (commencement of operations) to December 31, 1995.

2. Assumes a hypothetical initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods of less than one full year. Total return information does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown.

3. Annualized.

4. The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation. Purchases and sales of investment securities (excluding short-term securities) for the period ended December 31, 1998 were $287,405,235 and $199,780,365, respectively.

See accompanying Notes to Financial Statements.

OPPENHEIMER VARIABLE ACCOUNT FUNDS - OPPENHEIMER SMALL CAP GROWTH
FINANCIAL HIGHLIGHTS

                                                              PERIOD ENDED
                                                              DECEMBER 31,
                                                              1998(1)
------------------------------------------------------------------------------
PER SHARE OPERATING DATA
Net asset value, beginning of period                                  $  10.00
------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment loss                                                       (.02)
Net realized and unrealized gain (loss)                                   (.38)
------------------------------------------------------------------------------
Total loss from investment operations                                     (.40)
------------------------------------------------------------------------------
Net asset value, end of period                                        $   9.60
                                                                        ------
                                                                        ------
------------------------------------------------------------------------------
TOTAL RETURN, AT NET ASSET VALUE(2)                                      (4.00)%
------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in thousands)                                  $994
------------------------------------------------------------------------------
Average net assets (in thousands)                                         $441
------------------------------------------------------------------------------
Ratios to average net assets:
Net investment loss                                                      (0.79)%(3)
Expenses                                                                  0.87%(3)
------------------------------------------------------------------------------
Portfolio turnover rate(4)                                                61.4%

1. For the period from May 1, 1998 (commencement of operations) to December 31, 1998.

2. Assumes a hypothetical initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods of less than one full year. Total return information does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown.

3. Annualized.

4. The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation. Purchases and sales of investment securities (excluding short-term securities) for the period ended December 31, 1998 were $1,023,289 and $242,621, respectively.

See accompanying Notes to Financial Statements.

OPPENHEIMER VARIABLE ACCOUNT FUNDS
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------
1. SIGNIFICANT ACCOUNTING POLICIES

Oppenheimer Money Fund (OMF), Oppenheimer High Income Fund (OHIF), Oppenheimer Bond Fund (OBF), Oppenheimer Aggressive Growth Fund (OAGF) operated under the name Oppenheimer Capital Appreciation Fund through April 30, 1998, Oppenheimer Growth Fund (OGF), Oppenheimer Multiple Strategies Fund (OMSF), Oppenheimer Global Securities Fund (OGSF), Oppenheimer Strategic Bond Fund (OSBF), Oppenheimer Growth & Income Fund (OGIF) and Oppenheimer Small Cap Growth Fund (OSCGF), (collectively, the Funds) are separate series of Oppenheimer Variable Account Funds (the Trust), a diversified, open-end management investment company registered under the Investment Company Act of 1940, as amended. The Trust's investment advisor is OppenheimerFunds, Inc. (the Manager). The following is a summary of significant accounting policies consistently followed by the Funds. The Funds' objectives are as follows:

OPPENHEIMER MONEY FUND seeks the maximum current income from investments in "money market" securities consistent with low capital risk and the maintenance of liquidity.

OPPENHEIMER HIGH INCOME FUND seeks a high level of current income from investment in high yield fixed-income securities. The Fund's investments include unrated securities or high risk securities in the lower rating categories, commonly known as "junk bonds", which are subject to a greater risk of loss of principal and nonpayment of interest than higher-rated securities.

OPPENHEIMER BOND FUND primarily seeks a high level of current income. Secondarily, this Fund seeks capital growth when consistent with its primary objective. The Fund will, under normal market conditions, invest at least 65% of its total assets in investment grade debt securities.

OPPENHEIMER AGGRESSIVE GROWTH FUND seeks to achieve capital appreciation by investing in "growth-type" companies.

OPPENHEIMER GROWTH FUND seeks to achieve capital appreciation by investing in securities of well-known established companies.

OPPENHEIMER MULTIPLE STRATEGIES FUND seeks a total investment return (which includes current income and capital appreciation in the value of its shares) from investments in common stocks and other equity securities, bonds and other debt securities, and "money market" securities.

OPPENHEIMER GLOBAL SECURITIES FUND seeks long-term capital appreciation by investing a substantial portion of its assets in securities of foreign issuers, "growth-type" companies, cyclical industries and special institutions which are considered to have appreciation possibilities, but which may be considered to be speculative.

OPPENHEIMER STRATEGIC BOND FUND seeks a high level of current income principally derived from interest on debt securities and to enhance such income by writing covered call options on debt securities.

OPPENHEIMER GROWTH & INCOME FUND seeks a high total return (which includes growth in the value of its shares as well as current income) from equity and debt securities. From time to time this Fund may focus on small to medium capitalization common stocks, bonds and convertible securities.

OPPENHEIMER SMALL CAP GROWTH FUND seeks investments in securities of "growth-type" companies with market capitalization less than $1 billion, including common stocks, preferred stocks, convertible securities, rights, warrants and options.

OPPENHEIMER VARIABLE ACCOUNT FUNDS
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

--------------------------------------------------------------------------------
1. SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

INVESTMENT VALUATION. Portfolio securities of OMF are valued on the basis of amortized cost, which approximates market value. Portfolio securities of OHIF, OBF, OAGF, OGF, OMSF, OGSF, OSBF, OGIF and OSCGF are valued at the close of the New York Stock Exchange on each trading day. Listed and unlisted securities for which such information is regularly reported are valued at the last sale price of the day or, in the absence of sales, at values based on the closing bid or the last sale price on the prior trading day. Long-term and short-term "non-money market" debt securities are valued by a portfolio pricing service approved by the Board of Trustees. Such securities which cannot be valued by an approved portfolio pricing service are valued using dealer-supplied valuations provided the Manager is satisfied that the firm rendering the quotes is reliable and that the quotes reflect current market value, or are valued under consistently applied procedures established by the Board of Trustees to determine fair value in good faith. Short-term "money market type" debt securities having a remaining maturity of 60 days or less are valued at cost (or last determined market value) adjusted for amortization to maturity of any premium or discount. Forward foreign currency exchange contracts are valued based on the closing prices of the forward currency contract rates in the London foreign exchange markets on a daily basis as provided by a reliable bank or dealer. Options are valued based upon the last sale price on the principal exchange on which the option is traded or, in the absence of any transactions that day, the value is based upon the last sale on the prior trading date if it is within the spread between the closing bid and asked prices. If the last sale price is outside the spread, the closing bid is used.
--------------------------------------------------------------------------------
STRUCTURED NOTES. The Funds may invest in commodity and foreign currency-linked structured notes whereby the market value and redemption price are linked to commodity indices and foreign currency exchange rates. The structured notes may be leveraged, which increase the notes' volatility relative to the face value of the security. Fluctuations in values of the securities are recorded as unrealized gains and losses in the accompanying financial statements. During the year ended December 31, 1998, the market value of these securities comprised an average of 8% and 5%, respectively, of the net assets of OHIF and OSBF, and resulted in realized and unrealized gains of $4,745,329 and $3,012,491, respectively.
--------------------------------------------------------------------------------
SECURITIES PURCHASED ON A WHEN-ISSUED BASIS. Delivery and payment for securities that have been purchased by OHIF, OBF, OMSF, OSBF and OGIF on a forward commitment or when-issued basis can take place a month or more after the transaction date. During this period, such securities do not earn interest, are subject to market fluctuation and may increase or decrease in value prior to their delivery. The Funds maintain, in segregated accounts with the custodian, assets with a market value equal to the amount of their purchase commitments. The purchase of securities on a when-issued or forward commitment basis may increase the volatility of the Funds' net asset values to the extent the Funds make such purchases while remaining substantially fully invested. As of December 31, 1998, OBF had entered into outstanding when-issued or forward commitments of $47,434,432.

In connection with their ability to purchase securities on a when-issued or forward commitment basis, OHIF, OBF and OSBF may enter into mortgage dollar-rolls in which the Funds sell securities for delivery in the current month and simultaneously contract with the same counterparty to repurchase similar (same type, coupon and maturity) but not identical securities on a specified future date. The Funds record each dollar-roll as a sale and a new purchase transaction.
--------------------------------------------------------------------------------
SECURITY CREDIT RISK. OHIF, OMSF and OSBF invest in high yield securities, which may be subject to a greater degree of credit risk, greater market fluctuations and risk of loss of income and principal, and may be more sensitive to economic conditions than lower yielding, higher rated fixed income securities. The Funds may acquire securities in default, and are not obligated to dispose of securities whose issuers subsequently default. The aggregate market value of securities in default as of December 31, 1998 for OHIF and OSBF are shown below:

                                                                                            PERCENTAGE
                                                                                            OF
                                                                                 AMOUNT     NET ASSETS
------------------------------------------------------------------------------------------------------
Oppenheimer High Income Fund                                                     $ 493,580          0.15%
Oppenheimer Strategic Bond Fund                                                    666,711          0.24

OPPENHEIMER VARIABLE ACCOUNT FUNDS
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

--------------------------------------------------------------------------------
1. SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

FOREIGN CURRENCY TRANSLATION. The accounting records of the Funds are maintained in U.S. dollars. Prices of securities purchased by OHIF, OBF, OAGF, OGF, OMSF, OGSF, OSBF and OGIF that are denominated in foreign currencies are translated into U.S. dollars at the closing rates of exchange. Amounts related to the purchase and sale of foreign securities and investment income are translated at the rates of exchange prevailing on the respective dates of such transactions.

For OHIF, OBF, OAGF, OGF, OMSF, OGSF, OSBF and OGIF, the effect of changes in foreign currency exchange rates on investments is separately identified from the fluctuations arising from changes in market values of securities held and reported with all other foreign currency gains and losses in the Funds' Statements of Operations.
--------------------------------------------------------------------------------
REPURCHASE AGREEMENTS. The Funds require the custodian to take possession, to have legally segregated in the Federal Reserve Book Entry System or to have segregated within the custodian's vault, all securities held as collateral for repurchase agreements. The market value of the underlying securities is required to be at least 102% of the resale price at the time of purchase. If the seller of the agreement defaults and the value of the collateral declines, or if the seller enters an insolvency proceeding, realization of the value of the collateral by the Funds may be delayed or limited.
--------------------------------------------------------------------------------
FEDERAL TAXES. The Trust intends for each Fund to continue to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income, including any net realized gain on investments not offset by loss carryovers, to shareholders. As of December 31, 1998, OHIF, OAGF, OSBF, OSCGF had available for federal income tax purposes an approximate unused capital loss carryover, which expires in 2006, as follows:

                                     CAPITAL LOSS
                                     CARRYOVER
-------------------------------------------------
Oppenheimer High Income Fund         $ 3,402,000
Oppenheimer Aggressive Growth Fund    66,771,000
Oppenheimer Strategic Bond Fund        1,014,000
Oppenheimer Small Capital Growth
Fund                                      33,000

--------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions to shareholders of OHIF, OBF, OAGF, OGF, OMSF, OGSF, OSBF, OGIF and OSCGF are recorded on the ex-dividend date. OMF intends to declare dividends from net investment income each day the New York Stock Exchange is open for business and pay such dividends monthly. To effect its policy of maintaining a net asset value of $1.00 per share, OMF may withhold dividends or make distributions of net realized gains.

CLASSIFICATION OF DISTRIBUTIONS TO SHAREHOLDERS. Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes primarily because of paydown gains and losses and the recognition of certain foreign currency gains (losses) as ordinary income (loss) for tax purposes. The character of the distributions made during the year from net investment income or net realized gains may differ from its ultimate characterization for federal income tax purposes. Also, due to timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or realized gain was recorded by the Funds.

OPPENHEIMER VARIABLE ACCOUNT FUNDS
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

--------------------------------------------------------------------------------
1. SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

CLASSIFICATION OF DISTRIBUTIONS TO SHAREHOLDERS. The Funds adjusted the classification of distributions to shareholders to reflect the differences between financial statement amounts and distributions determined in accordance with income tax regulations. Changes in classification during the year ended December 31, 1998 are shown below:

                            ADJUSTMENTS FOR THE YEAR ENDED DECEMBER
                                            31, 1998
                           ------------------------------------------
                                           INCREASE
                           INCREASE        (DECREASE)
                           (DECREASE)      IN
                           IN              ACCUMULATED
                           UNDISTRIBUTED   NET REALIZED    INCREASE
                           NET             GAIN            (DECREASE)
                           INVESTMENT      ON              IN PAID-IN
                           INCOME          INVESTMENTS     CAPITAL
---------------------------------------------------------------------
Oppenheimer Money Fund     $     11,314    $    (11,314)   $       --
Oppenheimer High Income
Fund                             34,624          18,470       (16,154)
Oppenheimer Bond Fund           231,189        (231,189)           --
Oppenheimer Aggressive
Growth Fund                   1,194,015          32,432    (1,226,447)
Oppenheimer Growth Fund         (34,690)         34,690            --
Oppenheimer Multiple
Strategies Fund                (463,747)        463,747            --
Oppenheimer Global
Securities Fund               1,863,648      (1,863,648)           --
Oppenheimer Strategic
Bond Fund                    (1,792,174)      1,817,242       (25,068)
Oppenheimer Growth &
Income Fund                         432            (432)           --
Oppenheimer Small Cap
Growth Fund                       2,339              --        (2,339)

--------------------------------------------------------------------------------
OTHER. Investment transactions are accounted for on the date the investments are purchased or sold (trade date) and dividend income is recorded on the ex-dividend date. Discount on securities purchased by OHIF, OBF, OMSF, OGSF, OSBF and OGIF is amortized over the life of the respective securities, in accordance with federal income tax requirements. Realized gains and losses on investments and unrealized appreciation and depreciation are determined on an identified cost basis, which is the same basis used for federal income tax purposes. Dividends-in-kind are recognized as income on the ex-dividend date, at the current market value of the underlying security. Interest on payment-in-kind debt instruments is accrued as income at the coupon rate, and a market adjustment is made on the ex-date.

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

--------------------------------------------------------------------------------
2. SHARES OF BENEFICIAL INTEREST

The Funds have authorized an unlimited number of no par value shares of beneficial interest. Transactions in shares of beneficial interest were as follows:

                                               YEAR ENDED                        YEAR ENDED
                                            DECEMBER 31, 1998                 DECEMBER 31, 1997
                                     -------------------------------   -------------------------------
OPPENHEIMER MONEY FUND               SHARES           AMOUNT           SHARES           AMOUNT
------------------------------------------------------------------------------------------------------
Sold                                    318,160,993   $  318,160,993      390,437,217   $  390,437,217
Dividends and distributions
reinvested                                7,008,382        7,008,382        6,901,000        6,901,000
Redeemed                               (300,162,058)    (300,162,058)    (400,273,601)    (400,273,601)
                                     --------------   --------------   --------------   --------------
Net increase (decrease)                  25,007,317   $   25,007,317       (2,935,384)  $   (2,935,384)
                                     --------------   --------------   --------------   --------------
                                     --------------   --------------   --------------   --------------

OPPENHEIMER VARIABLE ACCOUNT FUNDS
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

--------------------------------------------------------------------------------
2. SHARES OF BENEFICIAL INTEREST (CONTINUED)

                                               YEAR ENDED                        YEAR ENDED
                                            DECEMBER 31, 1998                 DECEMBER 31, 1997
                                     -------------------------------   -------------------------------
OPPENHEIMER HIGH INCOME FUND         SHARES           AMOUNT           SHARES           AMOUNT
----------------------------------------------------------------------------------------------------
Sold                                             15,303,847  $171,699,925   14,372,458  $163,481,515
Dividends and distributions reinvested            1,300,031    14,807,349    1,658,451    18,684,961
Redeemed                                        (12,094,532) (135,374,607)  (7,919,351)  (89,671,819)
                                                -----------  ------------  -----------  ------------
Net increase                                      4,509,346  $ 51,132,667    8,111,558  $ 92,494,657
                                                -----------  ------------  -----------  ------------
                                                -----------  ------------  -----------  ------------

OPPENHEIMER BOND FUND
----------------------------------------------------------------------------------------------------
Sold                                             24,245,723  $293,126,941   12,079,029  $142,326,116
Dividends and distributions reinvested            1,463,254    17,163,972    2,509,897    29,264,275
Redeemed                                        (16,150,244) (195,000,147)  (7,613,095)  (89,294,128)
                                                -----------  ------------  -----------  ------------
Net increase                                      9,558,733  $115,290,766    6,975,831  $ 82,296,263
                                                -----------  ------------  -----------  ------------
                                                -----------  ------------  -----------  ------------

OPPENHEIMER AGGRESSIVE GROWTH FUND
----------------------------------------------------------------------------------------------------
Sold                                             13,376,589  $556,408,810    9,511,150  $368,762,665
Dividends and distributions reinvested              580,166    25,556,280      952,236    32,014,171
Redeemed                                        (11,344,620) (471,453,144)  (4,981,695) (193,507,968)
                                                -----------  ------------  -----------  ------------
Net increase                                      2,612,135  $110,511,946    5,481,691  $207,268,868
                                                -----------  ------------  -----------  ------------
                                                -----------  ------------  -----------  ------------

OPPENHEIMER GROWTH FUND
----------------------------------------------------------------------------------------------------
Sold                                              8,866,513  $293,095,063   10,437,357  $318,824,006
Dividends and distributions reinvested            1,565,397    51,470,268      720,274    18,842,365
Redeemed                                         (4,699,071) (153,929,105)  (6,429,313) (191,417,975)
                                                -----------  ------------  -----------  ------------
Net increase                                      5,732,839  $190,636,226    4,728,318  $141,248,396
                                                -----------  ------------  -----------  ------------
                                                -----------  ------------  -----------  ------------

OPPENHEIMER MULTIPLE STRATEGIES FUND
----------------------------------------------------------------------------------------------------
Sold                                              3,352,415  $ 56,547,384    6,728,904  $110,124,465
Dividends and distributions reinvested            2,387,019    40,555,451    2,517,354    39,597,113
Redeemed                                         (6,714,957) (111,314,362)  (2,765,980)  (45,296,683)
                                                -----------  ------------  -----------  ------------
Net increase (decrease)                            (975,523) $(14,211,527)   6,480,278  $104,424,895
                                                -----------  ------------  -----------  ------------
                                                -----------  ------------  -----------  ------------

OPPENHEIMER GLOBAL SECURITIES FUND
----------------------------------------------------------------------------------------------------
Sold                                             11,735,029  $248,354,528   17,881,768  $354,780,849
Dividends and distributions reinvested            4,877,993   101,511,033      446,370     8,181,958
Redeemed                                        (10,067,775) (208,745,766)  (6,390,329) (127,270,051)
                                                -----------  ------------  -----------  ------------
Net increase                                      6,545,247  $141,119,795   11,937,809  $235,692,756
                                                -----------  ------------  -----------  ------------
                                                -----------  ------------  -----------  ------------

OPPENHEIMER STRATEGIC BOND FUND
----------------------------------------------------------------------------------------------------
Sold                                             21,445,910  $109,659,739   18,907,314  $ 96,727,423
Dividends and distributions reinvested            1,279,028     6,535,835    2,528,920    12,861,470
Redeemed                                         (8,759,684)  (44,577,039)  (4,147,991)  (21,213,934)
                                                -----------  ------------  -----------  ------------
Net increase                                     13,965,254  $ 71,618,535   17,288,243  $ 88,374,959
                                                -----------  ------------  -----------  ------------
                                                -----------  ------------  -----------  ------------

OPPENHEIMER GROWTH & INCOME FUND
----------------------------------------------------------------------------------------------------
Sold                                              9,181,075  $189,060,690    5,209,743  $ 95,997,604
Dividends and distributions reinvested              468,325    10,340,604      216,162     3,646,792
Redeemed                                         (2,145,877)  (42,198,296)    (745,544)  (13,620,674)
                                                -----------  ------------  -----------  ------------
Net increase                                      7,503,523  $157,202,998    4,680,361  $ 86,023,722
                                                -----------  ------------  -----------  ------------
                                                -----------  ------------  -----------  ------------

OPPENHEIMER VARIABLE ACCOUNT FUNDS
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

--------------------------------------------------------------------------------
2. SHARES OF BENEFICIAL INTEREST (CONTINUED)

                                                                                   PERIOD ENDED
                                                                               DECEMBER 31, 1998(1)
                                                                             -------------------------
OPPENHEIMER SMALL CAP GROWTH FUND                                            SHARES       AMOUNT
------------------------------------------------------------------------------------------------------
Sold                                                                             114,434  $  1,030,883
Redeemed                                                                         (10,903)      (93,910)
                                                                             -----------  ------------
Net increase                                                                     103,531  $    936,973
                                                                             -----------  ------------
                                                                             -----------  ------------

1. For the period from May 1, 1998 (commencement of operations) to December 31, 1998.

--------------------------------------------------------------------------------
3. UNREALIZED GAINS AND LOSSES ON INVESTMENTS

As of December 31, 1998, net unrealized appreciation or depreciation on investments and options written consisted of the following:

                                                                                          OPPENHEIMER
                          OPPENHEIMER                     OPPENHEIMER                     MULTIPLE
                          HIGH INCOME     OPPENHEIMER     AGGRESSIVE      OPPENHEIMER     STRATEGIES
                          FUND            BOND FUND       GROWTH FUND     GROWTH FUND     FUND
------------------------------------------------------------------------------------------------------
Gross appreciation        $  8,629,297    $ 13,200,055    $355,515,405    $235,480,248    $121,405,881
Gross depreciation          22,128,011       6,999,293       5,290,500      44,296,850      39,917,220
                          -------------   -------------   -------------   -------------   -------------
Net unrealized
appreciation
(depreciation)            $(13,498,714)   $  6,200,762    $350,224,905    $191,183,398    $ 81,488,661
                          -------------   -------------   -------------   -------------   -------------
                          -------------   -------------   -------------   -------------   -------------

                           OPPENHEIMER
                           GLOBAL          OPPENHEIMER     OPPENHEIMER     OPPENHEIMER
                           SECURITIES      STRATEGIC       GROWTH &        SMALL CAP
                           FUND            BOND FUND       INCOME FUND     GROWTH FUND
----------------------------------------------------------------------------------------
Gross appreciation         $255,177,315    $  8,361,107    $ 55,571,813    $     134,186
Gross depreciation           52,100,686      17,283,663      30,983,707           29,215
                           -------------   -------------   -------------   -------------
Net unrealized
appreciation
(depreciation)             $203,076,629    $ (8,922,556)   $ 24,588,106    $     104,971
                           -------------   -------------   -------------   -------------
                           -------------   -------------   -------------   -------------

--------------------------------------------------------------------------------
4. MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES

Management fees paid to the Manager were in accordance with the investment advisory agreements with the Trust. For OAGF, OGF, OMSF, OGSF, OGIF and OSCGF, the annual fees are 0.75% of the first $200 million of average annual net assets, 0.72% of the next $200 million, 0.69% of the next $200 million, 0.66% of the next $200 million and 0.60% of average annual net assets over $800 million. For OHIF, OBF and OSBF, the annual fees are 0.75% of the first $200 million of average annual net assets, 0.72% of the next $200 million, 0.69% of the next $200 million, 0.66% of the next $200 million and 0.60% of average annual net assets over $200 million. In addition, management fees for OHIF, OBF and OSBF are 0.50% of average annual net assets in excess of $1 billion. Management fees for OMF are 0.45% of the first $500 million of average annual net assets, 0.425% of the next $500 million, 0.40% of the next $500 million and 0.375% of average annual net assets over $1.5 billion.

OPPENHEIMER VARIABLE ACCOUNT FUNDS
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

--------------------------------------------------------------------------------
4. MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES (CONTINUED)
The management fee for the year ended December 31, 1998 (computed on an annualized basis as a percentage of the average annual net assets of each of the Funds) were as follows:

FUND                                                                                   MANAGEMENT FEES
------------------------------------------------------------------------------------------------------
Oppenheimer Money Fund                                                                             0.45%
Oppenheimer High Income Fund                                                                       0.74
Oppenheimer Bond Fund                                                                              0.72
Oppenheimer Aggressive Growth Fund                                                                 0.69
Oppenheimer Growth Fund                                                                            0.72
Oppenheimer Multiple Strategies Fund                                                               0.72
Oppenheimer Global Securities Fund                                                                 0.68
Oppenheimer Strategic Bond Fund                                                                    0.74
Oppenheimer Growth & Income Fund                                                                   0.74
Oppenheimer Small Cap Growth Fund                                                                  0.75

--------------------------------------------------------------------------------
5. FORWARD CONTRACTS

A forward foreign currency exchange contract (forward contract) is a commitment to purchase or sell a foreign currency at a future date, at a negotiated rate.

The Funds (except OMF) use forward contracts to seek to manage foreign currency risks. They may also be used to tactically shift portfolio currency risk. The Funds generally enter into forward contracts as a hedge upon the purchase or sale of a security denominated in a foreign currency. In addition, the Funds may enter into such contracts as a hedge against changes in foreign currency exchange rates on portfolio positions.

Forward contracts are valued based on the closing prices of the forward currency contract rates in the London foreign exchange markets on a daily basis as provided by a reliable bank or dealer. The Funds will realize a gain or loss upon the closing or settlement of the forward transaction.

Securities held in segregated accounts to cover net exposure on outstanding forward contracts are noted in the Statements of Investments where applicable. Unrealized appreciation or depreciation on forward contracts is reported in the Statements of Assets and Liabilities. Realized gains and losses are reported with all other foreign currency gains and losses in the Funds' Statements of Operations.

Risks include the potential inability of the counterparty to meet the terms of the contract and unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

OPPENHEIMER VARIABLE ACCOUNT FUNDS
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

--------------------------------------------------------------------------------
5. FORWARD CONTRACTS (CONTINUED)
As of December 31, 1998, outstanding forward contracts were as follows:

                                                                      VALUATION AS OF
                                     EXPIRATION       CONTRACT        DECEMBER 31,      UNREALIZED        UNREALIZED
OPPENHEIMER HIGH INCOME FUND         DATES            AMOUNT (000'S)  1998              APPRECIATION      DEPRECIATION
------------------------------------------------------------------------------------------------------
CONTRACTS TO SELL
British Pound Sterling (GBP)         3/15/99              1,680  GBP  $2,779,282        $      50,410     $         --
Canadian Dollar (CAD)                3/15/99                540  CAD    352,663                    --            2,014
                                                                                              -------     ------------
Total Unrealized Appreciation and Depreciation                                          $      50,410     $      2,014
                                                                                              -------     ------------
                                                                                              -------     ------------
OPPENHEIMER BOND FUND
------------------------------------------------------------------------------------------------------
CONTRACTS TO SELL
Canadian Dollar (CAD)                3/15/99              4,000  CAD  $2,612,319        $      14,916     $         --
OPPENHEIMER GLOBAL SECURITIES FUND
------------------------------------------------------------------------------------------------------
CONTRACTS TO PURCHASE
German Mark (DEM)                    1/4/99-1/5/99        8,837  DEM  $5,306,742        $      12,154     $         --
Italian Lira (ITL)                   1/7/99-1/8/99    5,005,679  ITL  3,034,123                13,901               --
                                                                                              -------     ------------
                                                                                               26,055               --
                                                                                              -------     ------------
CONTRACTS TO SELL
Finnish Markka (FIM)                 1/4/99-1/5/99        1,161  FIM    229,251                    --            1,403
                                                                                              -------     ------------
Total Unrealized Appreciation and Depreciation                                          $      26,055     $      1,403
                                                                                              -------     ------------
                                                                                              -------     ------------
OPPENHEIMER STRATEGIC BOND FUND
------------------------------------------------------------------------------------------------------
CONTRACTS TO PURCHASE
Canadian Dollar (CAD)                1/27/99                650  CAD  $ 424,445         $       1,764     $         --
                                                                                              -------     ------------
CONTRACTS TO SELL
Australian Dollar (AUD)              2/22/99              1,620  AUD    993,532                14,756               --
British Pound Sterling (GBP)         2/22/99-3/9/99       1,290  GBP  2,134,521                 7,058           13,431
Canadian Dollar (CAD)                1/11/99-1/27/99      1,950  CAD  1,273,327                   397            6,753
German Mark (DEM)                    2/8/99               2,550  DEM  1,534,924                    --           11,672
Japanese Yen (JPY)                   2/8/99              40,000  JPY    355,206                    --           15,705
New Zealand Dollar (NZD)             1/26/99                210  NZD    110,553                 2,364               --
                                                                                              -------     ------------
                                                                                               24,575           47,561
                                                                                              -------     ------------
Total Unrealized Appreciation and Depreciation                                          $      26,339     $     47,561
                                                                                              -------     ------------
                                                                                              -------     ------------

--------------------------------------------------------------------------------
6. FUTURES CONTRACTS

The Funds (except OMF) may buy and sell interest rate futures contracts in order to gain exposure to or protect against changes in interest rates. The Funds may also buy or write put or call options on these futures contracts.

The Funds generally sell futures contracts to hedge against increases in interest rates and the resulting negative effect on the value of fixed rate portfolio securities. The Funds may also purchase futures contracts to gain exposure to changes in interest rates as it may be more efficient or cost effective than actually buying fixed income securities.

Upon entering into a futures contract, the Funds are required to deposit either cash or securities in an amount (initial margin) equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Funds each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The Funds recognize a realized gain or loss when the contract is closed or expires.

OPPENHEIMER VARIABLE ACCOUNT FUNDS
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

--------------------------------------------------------------------------------
6. FUTURES CONTRACTS (CONTINUED)
Securities held in collateralized accounts to cover initial margin requirements on open futures contracts are noted in the Statements of Investments. The Statements of Assets and Liabilities reflect a receivable or payable for the daily mark to market for variation margin.

Risks of entering into futures contracts (and related options) include the possibility that there may be an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

As of December 31, 1998, outstanding futures contracts were as follows:

                                                            VALUATION AS OF  UNREALIZED
                                     EXPIRATION  NUMBER OF  DECEMBER 31,     APPRECIATION
OPPENHEIMER HIGH INCOME FUND         DATE        CONTRACTS  1998             (DEPRECIATION)
-------------------------------------------------------------------------------------------
CONTRACTS TO PURCHASE
Standard & Poors 500 Index           3/99           9       $2,802,375       $       15,700

OPPENHEIMER BOND FUND
-------------------------------------------------------------------------------------------
CONTRACTS TO PURCHASE
U.S. Treasury Nts., 5 yr.            3/99         335       $37,970,156      $      147,016
U.S. Treasury Bonds, 20 yr.          3/99         127       16,228,219               10,031
                                                                             --------------
                                                                                    157,047
                                                                             --------------
CONTRACTS TO SELL
U.S. Treasury Nts., 10 yr.           3/99          37       4,408,781                (4,781)
                                                                             --------------
                                                                             $      152,266
                                                                             --------------
                                                                             --------------

OPPENHEIMER STRATEGIC BOND FUND
-------------------------------------------------------------------------------------------
CONTRACTS TO PURCHASE
United Kingdom Long Gilt             3/99           5       $ 987,174        $        4,410
                                                                             --------------
CONTRACTS TO SELL
Canadian Government Bonds            3/99           5         420,633                 1,828
U.S. Treasury Nts., 10 yr.           3/99          11       1,310,719                 1,852
                                                                             --------------
                                                                                      3,680
                                                                             --------------
                                                                             $        8,090
                                                                             --------------
                                                                             --------------

--------------------------------------------------------------------------------
7. OPTION ACTIVITY

The Funds (except OMF) may buy and sell put and call options, or write put and covered call options on portfolio securities in order to produce incremental earnings or protect against changes in the value of portfolio securities.

The Funds generally purchase put options or write covered call options to hedge against adverse movements in the value of portfolio holdings. When an option is written, the Funds receive a premium and become obligated to sell or purchase the underlying security at a fixed price, upon exercise of the option.

Options are valued daily based upon the last sale price on the principal exchange on which the option is traded and unrealized appreciation or depreciation is recorded. The Funds will realize a gain or loss upon the expiration or closing of the option transaction. When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option, or the cost of the security for a purchased put or call option is adjusted by the amount of premium received or paid.

OPPENHEIMER VARIABLE ACCOUNT FUNDS
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

--------------------------------------------------------------------------------
7. OPTION ACTIVITY (CONTINUED)
Securities designated to cover outstanding call options are noted in the Statements of Investments where applicable. Options written are reported as a liability in the Statements of Assets and Liabilities. Gains and losses are reported in the Statements of Operations.

The risk in writing a call option is that the Funds give up the opportunity for profit if the market price of the security increases and the option is exercised. The risk in writing a put option is that the Funds may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Funds pay a premium whether or not the option is exercised. The Funds also have the additional risk of not being able to enter into a closing transaction if a liquid secondary market does not exist. The Funds may also write over-the-counter options where the completion of the obligation is dependent upon the credit standing of the counterparty.

Written option activity for the year ended December 31, 1998 was as follows:

                                            CALL OPTIONS                  PUT OPTIONS
                                     ---------------------------   --------------------------
                                     NUMBER OF      AMOUNT OF      NUMBER OF       AMOUNT OF
OPPENHEIMER HIGH INCOME FUND         OPTIONS        PREMIUMS       OPTIONS         PREMIUMS
---------------------------------------------------------------------------------------------
Options outstanding as of December
31, 1997                                       --   $         --              --   $      --
Options written                               200         45,875               6      50,220
Options closed or expired                    (200)       (45,875)             (6)    (50,220)
                                     ------------   ------------   -------------   ----------
Options outstanding as of December
31, 1998                                       --   $         --              --   $      --
                                     ------------   ------------   -------------   ----------
                                     ------------   ------------   -------------   ----------

OPPENHEIMER MULTIPLE STRATEGIES FUND
------------------------------------------------------------------------------------------------------
Options outstanding as of December 31, 1997                6,056  $1,797,849           --   $      --
Options written                                           14,157   4,642,269           --          --
Options closed or expired                                 (9,606) (3,358,067)          --          --
Options exercised                                         (4,736) (1,395,664)          --          --
                                                      ----------  ----------  -----------  -----------
Options outstanding as of December 31, 1998                5,871  $1,686,387           --   $      --
                                                      ----------  ----------  -----------  -----------
                                                      ----------  ----------  -----------  -----------

OPPENHEIMER STRATEGIC BOND FUND
--------------------------------------------------------------------------------------------
Options outstanding as of December
31, 1997                                      400   $      3,679     224,820,000   $ 31,046
Options written                       150,816,100         50,369     565,183,580    237,481
Options closed or expired              (3,210,400)       (28,813)   (420,932,320)  (145,971)
Options exercised                              --             --    (369,071,260)  (122,556)
                                     ------------   ------------   -------------   ---------
Options outstanding as of December
31, 1998                              147,606,100   $     25,235              --   $     --
                                     ------------   ------------   -------------   ---------
                                     ------------   ------------   -------------   ---------

OPPENHEIMER GROWTH & INCOME FUND
------------------------------------------------------------------------------------------------------
Options outstanding as of December 31, 1997                  880  $   61,758           --   $      --
Options written                                           11,965   2,578,629          200      74,397
Options closed or expired                                 (9,495) (1,306,303)          --          --
Options exercised                                         (2,025)   (763,924)        (100)    (32,824)
                                                      ----------  ----------  -----------  -----------
Options outstanding as of December 31, 1998                1,325  $  570,160          100   $  41,573
                                                      ----------  ----------  -----------  -----------
                                                      ----------  ----------  -----------  -----------

OPPENHEIMER AGGRESSIVE GROWTH FUND
------------------------------------------------------------------------------------------------------
Options outstanding as of December 31, 1997                   --  $       --           --   $      --
Options written                                              638      53,343           --          --
Options closed or expired                                   (500)    (18,579)          --          --
                                                      ----------  ----------  -----------  -----------
Options outstanding as of December 31, 1998                  138  $   34,764           --   $      --
                                                      ----------  ----------  -----------  -----------
                                                      ----------  ----------  -----------  -----------

OPPENHEIMER VARIABLE ACCOUNT FUNDS
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

--------------------------------------------------------------------------------
8. ILLIQUID AND RESTRICTED SECURITIES

As of December 31, 1998, investments in securities included issues that are illiquid or restricted. Restricted securities are often purchased in private placement transactions, are not registered under the Securities Act of 1933, may have contractual restrictions on resale, and are valued under methods approved by the Board of Trustees as reflecting fair value. A security may be considered illiquid if it lacks a readily available market or if its valuation has not changed for a certain period of time. The Funds intend to invest no more than 10% of its net assets (determined at the time of purchase and reviewed periodically) in illiquid and restricted securities. Certain restricted securities, eligible for resale to qualified institutional investors, are not subject to that limit. The aggregate value of illiquid and restricted securities subject to this 10% limitation as of December 31, 1998 are shown below:

Information concerning restricted securities is as follows:

                                        PERCENTAGE
                                        OF
                                        NET
                           AMOUNT       ASSETS
---------------------------------------------
Oppenheimer Money Fund     $13,000,000  8.56%
---------------------------------------------
Oppenheimer High Income
Fund                        19,677,807  5.99
---------------------------------------------
Oppenheimer Bond Fund       47,819,400  7.29
---------------------------------------------
Oppenheimer Multiple
Strategies Fund              2,293,795  0.37
---------------------------------------------
Oppenheimer Global
Securities Fund              3,769,145  0.33
---------------------------------------------
Oppenheimer Strategic
Bond Fund                   11,110,683  3.98
---------------------------------------------
Oppenheimer Growth &
Income Fund                      4,030  0.01

OPPENHEIMER MONEY FUND
The aggregate value of
restricted securities is
$2,000,000.

                                                                             VALUATION
                                                                             PER UNIT AS OF
SECURITY                                  ACQUISITION DATE  COST PER UNIT    DECEMBER 31, 1998
----------------------------------------------------------------------------------------------
SHORT-TERM NOTES
Travelers Insurance Co., 5.034%, 1/4/99       9/16/98                100.00%           100.00%

OPPENHEIMER HIGH INCOME FUND
The aggregate value of restricted
securities is $3,362,687.
BONDS
ECM Fund, L.P.I., 14% Sub. Nts., 6/10/02      4/14/92                100.00%           100.25%
----------------------------------------------------------------------------------------------
TAG Heuer International SA, 12% Sr. Sub.
Nts., 12/15/05                            12/8/95-8/13/96     100.00-105.75            116.10
----------------------------------------------------------------------------------------------
Trans World Airlines Lease, 14%
Equipment Trust, 7/2/08                       3/19/98                101.00             99.00
STOCKS AND WARRANTS
ECM Fund, L.P.I.                              4/14/92       $      1,000.00  $         885.00
----------------------------------------------------------------------------------------------
CGA Group Ltd., Preferred                 6/17/97-9/28/98             25.00             25.00
----------------------------------------------------------------------------------------------
CGA Group Ltd. Wts., Exp. 12/49               6/17/97                    --               .30
----------------------------------------------------------------------------------------------
Omnipoint Corp. Wts., Exp. 11/00              11/29/95                   --              9.31

OPPENHEIMER BOND FUND
The aggregate value of restricted
securities is $1,130,000.
Merrill Lynch & Co., Inc., Units, 9.75%,
6/15/99                                       5/15/95                110.05% $         113.00

OPPENHEIMER MULTIPLE STRATEGIES FUND
The aggregate value of restricted
securities is $2,293,795.
STOCKS
Intermedia Communications, Inc.               9/29/98       $         21.69  $          13.80

OPPENHEIMER VARIABLE ACCOUNT FUNDS
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

--------------------------------------------------------------------------------
8. ILLIQUID AND RESTRICTED SECURITIES (CONTINUED)

                                                                             VALUATION
                                                                             PER UNIT AS OF
SECURITY                                  ACQUISITION DATE  COST PER UNIT    DECEMBER 31, 1998
----------------------------------------------------------------------------------------------
OPPENHEIMER STRATEGIC BOND FUND
The aggregate value of restricted
securities is $598,651.
BONDS
TAG Heuer International SA, 12% Sr. Sub.
Nts., 12/15/05                                12/8/95                100.00%           116.10%

STOCKS AND WARRANTS
CGA Group Ltd., Preferred                     6/17/97       $         25.00  $          25.00
----------------------------------------------------------------------------------------------
CGA Group Ltd. Wts., Exp. 12/49               6/17/97                    --               .30

OPPENHEIMER GROWTH & INCOME FUND
The aggregate value of restricted
securities is $4,030.

STOCKS
Intermedia Communications, Inc.               9/29/98       $         21.54  $          13.80

OPPENHEIMER VARIABLE ACCOUNT FUNDS

INDEPENDENT AUDITORS' REPORT

--------------------------------------------------------------------------------

The Board of Trustees and Shareholders of Oppenheimer Variable Account Funds:

We have audited the accompanying statements of assets and liabilities, including the statements of investments, of Oppenheimer Money Fund, Oppenheimer High Income Fund, Oppenheimer Bond Fund, Oppenheimer Aggressive Growth Fund (formerly Oppenheimer Capital Appreciation Fund), Oppenheimer Growth Fund, Oppenheimer Multiple Strategies Fund, Oppenheimer Global Securities Fund, Oppenheimer Strategic Bond Fund, Oppenheimer Growth & Income Fund and Oppenheimer Small Cap Growth Fund (all of which are series of Oppenheimer Variable Account Funds) as of December 31, 1998, the related statements of operations for the year then ended, the statements of changes in net assets for the years ended December 31, 1998 and 1997, and the financial highlights for the applicable periods ended December 31, 1998, 1997, 1996, 1995 and 1994. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1998 by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Oppenheimer Money Fund, Oppenheimer High Income Fund, Oppenheimer Bond Fund, Oppenheimer Aggressive Growth Fund, Oppenheimer Growth Fund, Oppenheimer Multiple Strategies Fund, Oppenheimer Global Securities Fund, Oppenheimer Strategic Bond Fund, Oppenheimer Growth & Income Fund and Oppenheimer Small Cap Growth Fund as of December 31, 1998, the results of its operations, the changes in its net assets, and the financial highlights for the respective stated periods, in conformity with generally accepted accounting principles.

DELOITTE & TOUCHE LLP

Denver, Colorado
January 25, 1999

OPPENHEIMER VARIABLE ACCOUNT FUNDS
FEDERAL INCOME TAX INFORMATION (UNAUDITED)
--------------------------------------------------------------------------------

In early 1999, shareholders will receive information regarding all dividends and distributions paid to them by the Funds during calendar year 1998. Regulations of the U.S. Treasury Department require the Funds to report this information to the Internal Revenue Service.

Certain distributions paid on March 23, 1998, were designated as a capital gain distribution for federal income tax purposes as shown in the table below. Whether received in stock or cash, the capital gain distribution should be treated by shareholders as a gain from the sale of capital assets.

Dividends paid by the Funds during the fiscal year ended December 31, 1998 which are not designated as capital gain distributions should be multiplied by the percentages listed below to arrive at the net amount eligible for the corporate dividend-received deduction.

                                                                    LONG-TERM CAPITAL  CORPORATE DIVIDEND-
                                                                    GAIN DISTRIBUTION  RECEIVED DEDUCTION
------------------------------------------------------------------------------------------------------
Oppenheimer Money Fund                                                        N/A                 N/A
------------------------------------------------------------------------------------------------------
Oppenheimer High Income Fund                                        $      0.1780                7.11     %
------------------------------------------------------------------------------------------------------
Oppenheimer Bond Fund                                                      0.0520                0.76
------------------------------------------------------------------------------------------------------
Oppenheimer Aggressive Growth Fund                                         1.0680                 N/A
------------------------------------------------------------------------------------------------------
Oppenheimer Growth Fund                                                    2.0050               30.34
------------------------------------------------------------------------------------------------------
Oppenheimer Multiple Strategies Fund                                       0.7840               14.98
------------------------------------------------------------------------------------------------------
Oppenheimer Global Securities Fund                                         1.6660                6.82
------------------------------------------------------------------------------------------------------
Oppenheimer Strategic Bond Fund                                            0.0160                2.58
------------------------------------------------------------------------------------------------------
Oppenheimer Growth & Income Fund                                           0.1400              100.00
------------------------------------------------------------------------------------------------------
Oppenheimer Small Cap Growth Fund                                             N/A                 N/A

The foregoing information is presented to assist shareholders in reporting distributions received from the Funds to the Internal Revenue Service. Because of the complexity of the federal regulations which may affect your individual tax return and the many variations in the state and local tax regulations, we recommend that you consult your tax advisor for specific guidance.

OPPENHEIMER VARIABLE ACCOUNT FUNDS

------------------------------------------------------------------------------------------------------
OFFICERS AND TRUSTEES      James C. Swain, Chairman and Chief Executive Officer
                           Bridget A. Macaskill, President
                           Robert G. Avis, Trustee
                           William A. Baker, Trustee
                           Charles Conrad, Jr., Trustee
                           Jon S. Fossel, Trustee
                           Sam Freedman, Trustee
                           Raymond J. Kalinowski, Trustee
                           C. Howard Kast, Trustee
                           Robert M. Kirchner, Trustee
                           Ned M. Steel, Trustee
                           George C. Bowen, Vice President, Treasurer and Assistant Secretary
                           Andrew J. Donohue, Vice President and Secretary
                           Bruce L. Bartlett, Vice President
                           George Evans, Vice President
                           Alan Gilston, Vice President
                           John Kowalik, Vice President
                           Michael S. Levine, Vice President
                           David P. Negri, Vice President
                           Jane Putnam, Vice President
                           Thomas P. Reedy, Vice President
                           Richard H. Rubinstein, Vice President
                           Arthur P. Steinmetz, Vice President
                           Jay W. Tracey III, Vice President
                           William L. Wilby, Vice President
                           Carol Wolf, Vice President
                           Arthur J. Zimmer, Vice President
                           Robert J. Bishop, Assistant Treasurer
                           Scott T. Farrar, Assistant Treasurer
                           Robert G. Zack, Assistant Secretary

------------------------------------------------------------------------------------------------------
INVESTMENT ADVISOR         OppenheimerFunds, Inc.

------------------------------------------------------------------------------------------------------
TRANSFER AGENT             OppenheimerFunds Services

------------------------------------------------------------------------------------------------------
CUSTODIAN OF PORTFOLIO     The Bank of New York
SECURITIES

------------------------------------------------------------------------------------------------------
INDEPENDENT AUDITORS       Deloitte & Touche LLP

------------------------------------------------------------------------------------------------------
LEGAL COUNSEL              Myer, Swanson, Adams & Wolf, P.C.

                           This is a copy of a report to shareholders of Oppenheimer Variable Account
                           Funds. This report must be preceded or accompanied by a Prospectus of
                           Oppenheimer Variable Account Funds. For material information concerning the
                           Funds, see the Prospectus.

                           Shares of Oppenheimer funds are not deposits or obligations of any bank, are not guaranteed by any bank, and are not insured by the FDIC or any other agency, and involve investment risks, including possible loss of the principal amount invested.

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